                             ASIAN EQUITY PORTFOLIO






                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                             ASIAN EQUITY PORTFOLIO

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
--------------------------------------------------------------------------------
                                    [CHART]

China           (0.7%)
Hong Kong      (28.7%)
Indonesia       (1.9%)
South Korea    (22.2%)
Malaysia        (3.3%)
Philippines     (1.2%)
Singapore      (13.3%)
Taiwan         (16.8%)
Thailand        (2.9%)
Other           (9.0%)

TOP FIVE HOLDINGS
                                                            PERCENT OF
SECURITY                                 COUNTRY            NET ASSETS
--------                                ----------          ----------
Samsung Electronics Co.                 South Korea             7.6%
Hutchinson Whampoa Ltd.                 Hong Kong               6.7%
Cheung Kong Holdings Ltd.               Hong Kong               4.7%
Taiwan Semiconductor Co.                Taiwan                  3.5%
Sun Hung Kai Properties                 Hong Kong               3.0%

TOP FIVE SECTORS
                                             VALUE          PERCENT OF
SECTOR                                       (000)          NET ASSETS
--------                                     -----          ----------
Finance                                     $3,860             22.5%
Services                                     3,591             21.0%
Capital Equipment                            3,245             19.0%
Consumer Goods                               2,096             12.2%
Multi-Industry                               1,399              8.2%

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI)
ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX(1)
--------------------------------------------------------------------------------
                                                   TOTAL RETURNS(2)
                                        ----------------------------------------
                                              ONE             AVERAGE ANNUAL
                                             YEAR           SINCE INCEPTION(3)
                                        --------------      ------------------
Portfolio..............................     79.81%                -1.79%
Index..................................     59.40%                -7.86%

1. The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes China Indonesia, Hong Kong, the Philippines, Korea, Singapore, Taiwan and Thailand (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on March 3, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                     [CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              3/3/97*     12/31/97     12/31/98     12/31/99
Asian Equity Portfolio        $10,000      _____        _____        $9,501
MSCI All-Country Far East
  Free ex-Japan Index(1)      $10,000      _____        _____        $7,902

* Commencement of Operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan).

For the year ended December 31, 1999, the Portfolio had a total return of 79.81% compared to 59.40% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (the "Index"). For the period from inception on March 3, 1997 through December 31, 1999, the Portfolio had an average annual total return of -1.79% compared to -7.86% for the Index.

Most of the markets in the Index rose in 1999. Continuing a trend that started mid-year, performance at the country level varied more than during the first half of the year. Echoing trends in the developed markets, technology and telecommunications stocks, particularly mobile telecommunications, tended to outperform while banks, manufacturers and other "Old Economy" stocks generally lagged.

Most Asian markets performed well during the year due to higher than expected economic growth and corporate earnings as well as continued positive liquidity conditions. During the first half of the year

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

market breadth was very strong with most sectors participating in the rallies. Breadth narrowed during the fourth quarter in line with the global pattern and outperformers were typically technology or telecommunications related. Overall market valuations as of year end were at fairly high multiples relative to historical norms of most markets but the outlook for corporate earnings in 2000 remains quite strong. Economic growth expectations have been upgraded significantly across Asia, although the rate of change of improvement will slow in 2000 as low base effects drop out. Korea has led the growth revival, but laggard economies like Hong Kong and Thailand demonstrated faster growth trends in the third and fourth quarters as well. Currencies were stable compared to the U.S. dollar but there is pressure on some currencies to appreciate, particularly if the yen remains relatively strong.

Most countries in the region reported increases in exports of electronics components during 1999. This growth has contributed significantly to GDP growth upgrades in Taiwan, South Korea, Singapore and Malaysia. Global price pressures have forced manufacturers to cut costs, which often means sourcing more from low-cost Asian producers. The trend towards greater outsourcing, firmly established among American companies, is being adopted by an increasing number of Japanese companies. Outsourcing is also broadening from the personal computer supply chain to include other technology applications including telecommunications. The Portfolio has a significant exposure to a number of Asian electronics companies in Taiwan, Korea, Singapore and Thailand, and these investments performed well as order books gained momentum.

Trends which need to be monitored include U.S. monetary tightening, domestic pressures for higher interest rates in a number of Asian countries, possible negative terms of trade conditions if oil prices maintain current strength and a heavy calendar of new Asian equity issues in 2000. Most markets performed well despite the headwinds of rising global interest rates in 1999 given limited foreign debt financing needs and healthy domestic liquidity. The U.S. current account deficit is a significant issue for the global economy; a best case scenario would be a gradual slowdown in the growth of U.S. consumption accompanied by accelerated growth in demand in Europe, Japan and the rest of Asia. The rise in the price of oil is similar to a tax hike for most of Asia; Indonesia and Malaysia are the only net beneficiaries of higher prices. Japanese economic recovery is very positive for Asia and Japanese corporate restructuring opens up new opportunities for outsourcing across a range of manufacturing industries. Political factors to watch in 2000 include parliamentary or presidential elections in Korea, Taiwan and Thailand, although we currently do not expect major market risks from these events. We expect that the bulk of market returns in 2000 will be generated through earnings growth rather than further multiple expansion. Asian markets have stabilized after the economic crisis conditions of 1997 and 1998 and interest rates have fallen back to normal levels. We expect strong earnings growth from many companies. We will also continue to invest in corporate restructuring stories, as restructuring received added impetus from the crisis and should lead to higher sustainable returns on capital in the future.

We expected Y2K concerns to affect liquidity in the fourth quarter but the millennium date change turned out to be a `non-event'. Going forward we think that the outlook for non-Japan Asia as an asset class continues to be positive. While the risks from a volatile U.S. market and a Fed tightening are well known, Asia is likely to weather that trend much better. The restructuring undertaken by Asian companies over the last 2 years should enable the return on equity for the region to exceed historic levels over the next 3 years. This shift upwards is more likely to be structural than cyclical. The strategy of focusing on stock selection, with an emphasis on attractively valued companies that should exceed consensus expectations, remains unchanged.

January 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999

                                                                                           VALUE
     SHARES                                                                                (000)
------------------------------------------------------------------------------------------------------
COMMON STOCKS (90.7%)
  CHINA (0.7%)
        113,900   Hengan International Group Co., Ltd. .........................                  $32
         96,600   Huaneng Power International, Inc. ............................                   23
        203,000   Yanzhou Coal Mining Co., Ltd. ................................                   56
         93,000   Zhejiang Expressway Co., Ltd. ................................                   14
                                                                                  --------------------
                                                                                                  125
                                                                                  --------------------
  HONG KONG (28.7%)
         31,000   Asia Satellite Telecommunications Holdings Ltd. ..............                   98
         40,000   Cathway Pacific Airways ......................................                   71
         64,000   Cheung Kong Holdings Ltd. ....................................                  813
         62,000   China Telecom (Hong Kong) ....................................                  388
      (a)40,000   Great Wall Technology Co., Ltd. ..............................                   39
         12,900   Hang Seng Bank Ltd. ..........................................                  147
        105,000   Hong Kong & China Gas Co., Ltd. ..............................                  144
         20,000   Hong Kong Land Holdings Ltd. .................................                   30
        161,000   Hong Kong Telecommunications Ltd. ............................                  465
         79,381   Hutchison Whampoa Ltd. .......................................                1,154
         29,000   Jardine International Motor Holdings Ltd. ....................                   14
         12,000   Johnson Electric Holdings Ltd. ...............................                   77
         20,800   Kerry Properties Ltd. ........................................                   29
      (a)64,600   Li & Fung Ltd. ...............................................                  162
         62,400   New World China Land Ltd. ....................................                   23
         33,000   New World Development Co., Ltd. ..............................                   74
        125,000   Sino Land Co., Ltd. ..........................................                   72
         16,600   SmarTone Telecommunications Holdings Ltd. ....................                   80
         49,000   Sun Hung Kai Properties Ltd. .................................                  511
         35,967   Swire Pacific Ltd., Class A ..................................                  212
         27,100   Television Broadcasts Ltd. ...................................                  185
      (a)48,000   Timeless Software Ltd. .......................................                   28
         21,000   Wing Hang Bank Ltd. ..........................................                   72
       (a)9,000   Yue Yuen Industrial Holdings .................................                   21
                                                                                  --------------------
                                                                                                4,909
                                                                                  --------------------
  INDONESIA (1.9%)
        112,000   Aneka Tambang ................................................                   22
         27,500   Gudang Garam .................................................                   74
         (a)500   Gulf Indonesia Resources Ltd. ................................                    4
         48,000   Indofood Sukses Makmur (Foreign) .............................                   60
         41,000   PT Semen Fresik ..............................................                   65
          9,180   Telekomunikasi Indonesia ADR .................................                  101
                                                                                  --------------------
                                                                                                  326
                                                                                  --------------------
  MALAYSIA (3.3%)
         23,000   Carlsberg Brewery Malaysia Bhd ...............................                   71
         43,800   Malayan Banking Bhd ..........................................                  156
          7,000   Nestle (Malaysia) Bhd ........................................                   30
         67,000   Public Bank Bhd ..............................................                   58
         12,000   British American Tobacco Bhd .................................                   92
         26,000   Sime Darby Bhd ...............................................                   33
         14,000   Tanjong plc ..................................................                   31
         22,000   Telekom Malaysia Bhd .........................................                   85
          2,000   Unisem (Malaysia) Bhd ........................................                   13
                                                                                  --------------------
                                                                                                  569
                                                                                  --------------------
                                                                                           VALUE
     SHARES                                                                                (000)
------------------------------------------------------------------------------------------------------
  PHILIPPINES (1.1%)
      (a)18,100   ABS-CBN Broadcasting Corp. ADR ...............................                  $23
          3,470   Philippine Long Distance Telephone Co. .......................                   88
         30,620   San Miguel Corp., Class B ....................................                   43
        146,300   SM Prime Holdings, Inc. ......................................                   28
                                                                                  --------------------
                                                                                                  182
                                                                                  --------------------
  SINGAPORE (13.3%)
      (a)18,000   Chartered Semiconductor Ltd. .................................                   98
         18,000   City Developments Ltd. .......................................                  105
      (a)19,276   DBS Group Holdings Ltd. ......................................                  316
         30,000   DBS Land Ltd. ................................................                   59
         29,000   Gul Technologies .............................................                   32
         21,600   Natsteel Electronics Ltd. ....................................                  114
         36,000   Neptune Orient Lines .........................................                   48
         44,000   Omni Industries Ltd. .........................................                   80
         32,108   Oversea-Chinese Banking Corp. (Foreign) ......................                  295
      (a)14,982   Overseas Union Bank Ltd. .....................................                   88
         19,000   Sembawang Logistics Ltd. .....................................                   77
      (a)20,000   Singapore Airlines Ltd. ......................................                  227
          7,900   Singapore Press Holdings Ltd. ................................                  171
         72,000   Singapore Technologies Engineering Ltd. ......................                  112
         66,000   Singapore Telecommunications Ltd. ............................                  136
         14,008   United Overseas Bank Ltd. (Foreign) ..........................                  124
         16,700   Venture Manufacturing Ltd. ...................................                  192
                                                                                  --------------------
                                                                                                2,274
                                                                                  --------------------
  SOUTH KOREA (22.2%)
            850   Cheil Jedang Corp. ...........................................                   98
       (a)2,810   Daeduck Electronics Co. ......................................                   33
          1,980   Dongwon Securities Co. .......................................                   43
          8,480   Good Morning Securities Co., Ltd. ............................                   41
          4,570   H & CB .......................................................                  145
          4,810   Hana Bank ....................................................                   37
          1,240   Hankuk Glass Industry Co., Ltd. ..............................                   23
       (a)2,390   Humax Co., Ltd. ..............................................                   40
          3,671   Hyundai Electronics Industries Co. ...........................                   78
      (a)14,112   Hyundai Motor Co. GDR ........................................                  152
       (a)1,000   Insung Information ...........................................                   34
         10,666   Kookmin Bank .................................................                  167
            660   Korea Chemical Co., Ltd. .....................................                   43
         17,180   Korea Electric Power Corp. ADR ...............................                  288
       (a)2,230   Korea Technology Banking Co. .................................                   22
          4,150   Korea Telecom Corp. ADR ......................................                  310
          2,930   L.G. Chemical Ltd. ...........................................                   93
          5,820   Mirae Co. ....................................................                   45
       (a)1,870   Pantech Co., Ltd. ............................................                   42
          7,150   Pohang Iron & Steel Co.,Ltd. ADR .............................                  250
          1,550   Samsung Electro-Mechanics Co. ................................                  103
          5,548   Samsung Electronics Co. ......................................                1,300
         10,990   SK Telecom Co., Ltd. ADR .....................................                  422
                                                                                  --------------------
                                                                                                3,809
                                                                                  --------------------
  TAIWAN (16.8%)
            560   Acer Peripherals, Inc. .......................................                    2
    (a)(d)2,112   Acer Peripherals, Inc. GDR ...................................                   87

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 1999

                                                                                           VALUE
     SHARES                                                                                (000)
------------------------------------------------------------------------------------------------------
  TAIWAN (CONT.)
      (a)54,300   Acer, Inc. ...................................................                 $164
      (a)29,103   Advanced Semiconductor Engineering, Inc. .....................                  104
       (a)3,000   Ambit Microsystems Corp ......................................                   22
       (a)1,100   ASE Test Ltd. ................................................                   27
         14,778   Asustek Computer, Inc. .......................................                  156
        149,200   China Steel Corp. ............................................                  110
      (a)56,880   Chinatrust Commercial Bank ...................................                   66
         10,184   Compal Electronics ...........................................                   34
      (a)14,000   Compeq Manufacturing Co., Ltd. ...............................                   76
         15,000   Delta Electronics, Inc. ......................................                   65
      (a)46,240   Evergreen Marine Corp. .......................................                   38
         37,770   Far Eastern Textile Ltd. .....................................                   90
      (b)(a)600   Far Eastern Textile Ltd. GDR .................................                   14
      (a)32,000   First Commercial Bank ........................................                   40
         24,000   Formosa Plastics Corp. .......................................                   48
      (a)22,520   Hon Hai Precision Industry ...................................                  168
         50,700   International Commercial Bank of China .......................                   57
         53,470   Nan Ya Plastic Corp. .........................................                  118
         14,860   President Chain Store Corp. ..................................                   66
       (a)5,000   Ritek Corp. ..................................................                   30
      (a)37,268   Siliconware Precision Industries Co. .........................                   95
      (a)65,440   Taishin International Bank ...................................                   37
     (a)111,566   Taiwan Semiconductor Manufacturing Co. .......................                  594
     (a)125,000   United Microelectronics Corp. Ltd. ...........................                  446
         43,160   United World Chinese Commercial Bank .........................                   52
      (a)11,000   Universal Scientific Industrial Co., Ltd. ....................                   35
         16,000   Wyse Technology Taiwan Ltd. ..................................                   31
                                                                                  --------------------
                                                                                                2,872
                                                                                  --------------------
  THAILAND (2.7%)
          8,400   Advanced Info Service PCL (Foreign) ..........................                  141
       (d)8,500   BEC World (Foreign) ..........................................                   60
          4,460   Delta Electronics (Thailand) PCL (Foreign) ...................                   53
         55,700   Golden Land Property Development PCL (Foreign) ...............                   29
         15,033   Siam Cement PCL (Foreign) ....................................                   80
         57,800   Thai Farmers Bank PCL (Foreign) ..............................                   97
                                                                                  --------------------
                                                                                                  460
                                                                                  --------------------
TOTAL COMMON STOCKS (COST $12,411) .............................................               15,526
                                                                                  --------------------
     NO. OF
    WARRANTS
---------------
WARRANTS (0.3%)
  PHILIPPINES (0.1%)
      (a)44,010   Queenbee Resources Corp., expiring 3/24/03 ...................                   18
  THAILAND (0.2%)
      (a)62,000   Siam Commercial Bank PCL, expiring 5/10/02 ...................                   29
                                                                                  --------------------
TOTAL WARRANTS (COST $28) ......................................................                   47
                                                                                  --------------------
TOTAL FOREIGN SECURITIES (91.0%) (COST $12,439) ................................               15,573
                                                                                  --------------------
      FACE
     AMOUNT                                                                                VALUE
      (000)                                                                                (000)
------------------------------------------------------------------------------------------------------
FOREIGN CURRENCY (0.1%)
PKR    45   Pakistan Rupee .....................................................                   $1
HKD   112   Hong Kong Dollar ...................................................                   14
KWN   738   South Korean Won ...................................................                    1
TWD   106   Taiwan Dollar ......................................................                    3
                                                                                  --------------------
TOTAL FOREIGN CURRENCY (COST $19) ..............................................                   19
                                                                                  --------------------
TOTAL INVESTMENTS (91.1%) (COST $12,458) .......................................               15,592
                                                                                  --------------------
OTHER ASSETS (10.9%)
  Cash ..........................................                  $ 1,720
  Due from Adviser ..............................                       93
  Receivable for Portfolio Shares Sold ..........                       42
  Dividends Receivable ..........................                        9
  Foreign Withholding Tax Reclaim Receivable ....                        2
  Other Assets ..................................                        1                      1,867
                                                   ------------------------
LIABILITIES (-2.0%)
  Payable for Portfolio Shares Redeemed .........                     (197)
  Custodian Fees Payable ........................                      (94)
  Professional Fees Payable .....................                      (18)
  Administrative Fees Payable ...................                       (6)
  Other Liabilities .............................                      (26)                      (341)
                                                   ------------------------       --------------------
NET ASSETS (100%) ..............................................................             $ 17,118
                                                                                  --------------------
                                                                                  --------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,830,564 outstanding $0.001 par value shares
  (authorized 500,000,000 shares) ..............................................                $9.35
                                                                                  --------------------
                                                                                  --------------------
NET ASSETS CONSIST OF:
Paid in Capital ................................................................             $ 12,667
Distributions in Excess of Net Investment Income ...............................                   (2)
Accumulated Net Realized Gain ..................................................                1,320
Unrealized Appreciation on Investments and Foreign Currency
  Translations (Net of foreign taxes of $1) ....................................                3,133
                                                                                  --------------------
                                                                                  --------------------
NET ASSETS .....................................................................             $ 17,118
                                                                                  --------------------
                                                                                  --------------------
------------------------------------------------------------------------------------------------------

(a) -- Non-income producing security
(b) -- 144A Security - certain conditions for public sale may exist.
(d) -- Securities were valued at fair value - see note A-1 to the financial statements.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
PCL -- Public Company Limited


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 1999



--------------------------------------------------------------------------------
             Summary of Foreign Securities by Sector Classification

                                        VALUE              % OF NET
SECTOR CLASSIFICATION                   (000)               ASSETS
---------------------               -------------          --------
Finance                             $       3,860            22.5%
Services                                    3,591            21.0
Capital Equipment                           3,245            19.0
Consumer Goods                              2,096            12.2
Multi-Industry                              1,399             8.2
Materials                                     853             5.0
Energy                                        529             3.1
                                    -------------          --------
Total Foreign Securities            $      15,573            91.0%
                                    -------------          --------
                                    -------------          --------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                                                      YEAR ENDED
                                                                                                               DECEMBER 31, 1999
                                                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                                    $             267
  Interest                                                                                                                    30
  Less: Foreign Taxes Withheld                                                                                               (16)
                                                                                                               -----------------
    Total Income                                                                                                             281
                                                                                                               -----------------
EXPENSES:
  Investment Advisory Fees                                                                                                   141
  Less: Fees Waived                                                                                                         (141)
                                                                                                               -----------------
  Net Investment Advisory Fees                                                                                                --
  Custodian Fees                                                                                                             242
  Shareholder Reports                                                                                                         57
  Administrative Fees                                                                                                         54
  Professional Fees                                                                                                           22
  Foreign Tax Expense                                                                                                         10
  Interest Expense                                                                                                             3
  Directors' Fees and Expenses                                                                                                 1
  Other                                                                                                                        3
  Expenses Reimbursed by Adviser                                                                                            (168)
                                                                                                               -----------------
    Net Expenses                                                                                                             224
                                                                                                               -----------------
NET INVESTMENT INCOME                                                                                                         57
                                                                                                               -----------------

NET REALIZED GAIN ON:
  Investments Sold                                                                                                         8,388
  Foreign Currency Transactions                                                                                               20
                                                                                                               -----------------
  Net Realized Gain                                                                                                        8,408
                                                                                                               -----------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments (Net of foreign tax benefit of $2)                                                                           2,181
  Foreign Currency Translations                                                                                               (1)
                                                                                                               -----------------
  Change in Unrealized Appreciation/Depreciation                                                                           2,180
                                                                                                               -----------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                                                      10,588
                                                                                                               -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           $          10,645
                                                                                                               -----------------
                                                                                                               -----------------
---------------------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31, 1999               DECEMBER 31, 1998
                                                                                           (000)                           (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                        $              57               $             132
  Net Realized Gain (Loss)                                                                 8,408                          (4,709)
  Change in Unrealized Appreciation/Depreciation                                           2,180                           3,789
                                                                               -----------------               -----------------
  Net Increase (Decrease) in Net Assets Resulting from Operations                         10,645                            (788)
                                                                               -----------------               -----------------
DISTRIBUTIONS
  Net Investment Income                                                                      (57)                           (103)
  In Excess of Net Investment Income                                                         (29)                             --
                                                                               -----------------               -----------------
                                                                                             (86)                           (103)
                                                                               -----------------               -----------------
CAPITAL SHARE TRANSACTIONS(1):
  Subscribed                                                                              61,037                          13,610
  Distributions Reinvested                                                                    85                              62
  Redeemed                                                                               (67,067)                        (12,848)
                                                                               -----------------               -----------------
  Net Increase (Decrease) in Net Assets Resulting from Capital Share
    Transactions                                                                          (5,945)                            824
                                                                               -----------------               -----------------
  Total Increase (Decrease) in Net Assets                                                  4,614                             (67)

NET ASSETS:
  Beginning of Period                                                                     12,504                          12,571
                                                                               -----------------               -----------------
  End of Period (Including (distributions in excess of) undistributed net
    investment income of $(2) and $1, respectively)                            $          17,118                        $ 12,504
                                                                               -----------------               -----------------
                                                                               -----------------               -----------------
----------------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                      8,451                           2,849
    Shares Issued on Distributions Reinvested                                                 10                              13
    Shares Redeemed                                                                       (9,021)                         (2,701)
                                                                               -----------------               -----------------
    Net Increase (Decrease) in Capital Shares Outstanding                                   (560)                            161
                                                                               -----------------               -----------------
                                                                               -----------------               -----------------
----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             ASIAN EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED DECEMBER 31,           PERIOD FROM
                                                                           ------------------------          MARCH 3, 1997*
                                                                             1999           1998         TO DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $   5.23        $   5.64            $  10.00
                                                                           --------        --------            --------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                       0.03            0.05                0.01
   Net Realized and Unrealized Gain                                            4.14           (0.42)              (4.36)
                                                                           --------        --------            --------
     Total from Investment Operations                                          4.17           (0.37)              (4.35)
                                                                           --------        --------            --------
DISTRIBUTIONS
   Net Investment Income                                                      (0.03)          (0.04)              (0.01)
   In Excess of Net Investment Income                                         (0.02)             --                  --
                                                                           --------        --------            --------
     Total Distributions                                                      (0.05)          (0.04)              (0.01)
                                                                           --------        --------            --------
NET ASSET VALUE, END OF PERIOD                                                $9.35           $5.23               $5.64
                                                                           --------        --------            --------
                                                                           --------        --------            --------
TOTAL RETURN                                                                  79.81%          (6.45)%            (43.52)%
                                                                           --------        --------            --------
                                                                           --------        --------            --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                          $ 17,118        $ 12,504             $12,571
Ratio of Expenses to Average Net Assets                                        1.27%           1.21%               1.35%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense
   and Foreign Tax Expense                                                     1.20%           1.20%               1.20%**
Ratio of Net Investment Income to Average Net Assets                           0.32%           1.14%               0.32%**
Portfolio Turnover Rate                                                         190%            121%                130%
------------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                                 $0.19           $0.07               $0.07
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                              3.03%           2.80%               3.10%**
   Net Investment Loss to Average Net Assets                                  (1.43)%         (0.45)%             (1.43)%**
----------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999


Morgan Stanley Dean Witter Universal Funds, Inc., (formerly Morgan Stanley Universal Funds, Inc.), (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1999, the Fund was comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Asian Equity Portfolio. The investment objective of the Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan).

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets,

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

ownership of shares is defined according to entries in the issuer's share register. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                       FROM
                                       FIRST           $500             MORE
                                       $500         MILLION TO          THAN
PORTFOLIO                             MILLION       $1 BILLION       $1 BILLION
---------                             -------       ----------       ----------
Asian Equity.......................    0.80%           0.75%            0.70%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.20%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: During December 1999, the Fund, along with an affiliated open-end fund (collectively the "Funds") entered into a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 1999, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                     NET
    COST            APPRECIATION          DEPRECIATION          APPRECIATION
    (000)               (000)                 (000)                 (000)
    -----           ------------          ------------          ------------
   $12,692             $3,171                $(290)                $2,881

For the year ended December 31, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $30,960,444 and $38,257,361, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1999. During the year ended December 31, 1999, the Fund incurred $67,749 as brokerage commission to Morgan Stanley & Co. Incorporated, an affiliated broker dealer.

During the year ended December 31, 1999, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $6,486,000.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 1999, the Portfolio intends to defer to January 1, 2000 for U.S. Federal income tax purposes, post-October currency losses of $1,000.

At December 31, 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Universal Funds, Inc.--
Asian Equity Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--Asian Equity Portfolio (the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 3, 1997 (commencement of operations) through December 31, 1997 in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 11, 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       FEDERAL TAX INFORMATION (UNAUDITED)


For the year ended December 31, 1999, the Portfolio has designated a 20% long-term capital gain of approximately $5,000.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
   Managing Director, Morgan Stanley Dean Witter Investment
   Management Inc. and Morgan Stanley & Co.
   Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.


INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


OFFICERS
Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com\institutional\investmentmanagement.

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                        EMERGING MARKETS DEBT PORTFOLIO






                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                          EMERGING MARKETS DEBT PORTFOLIO

                                INVESTMENT OVERVIEW


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
-------------------------------------------------------------------------------
                                     [CHART]

Other                          (5.6%)
Venezuela                      (5.6%)
Turkey                         (4.0%)
Russia                         (8.0%)
Poland                         (0.6%)
Philippines                    (1.8%)
Peru                           (2.8%)
Panama                         (0.8%)
Netherlands                    (0.6%)
Morocco                        (2.3%)
Mexico                         (14.4%)
South Korea                    (0.5%)
Jordan                         (0.8%)
Algeria                        (0.7%)
Argentina                      (18.5%)
Brazil                         (25.9%)
Bulgaria                       (3.6%)
Colombia                       (1.8%)
Ecuador                        (0.5%)
Indonesia                      (1.2%)





TOP FIVE COUNTRIES


                                          VALUE                                   PERCENT OF
COUNTRY                                   (000)                                   NET ASSETS
-------                                  ------                                  ----------
Brazil..................                $8,162                                   25.9%
Argentina...............                 5,829                                   18.5%
Mexico..................                 4,560                                   14.4%
Russia..................                 2,535                                    8.0%
Venezuela...............                 1,757                                    5.6%



PERFORMANCE COMPARED TO THE J.P.
MORGAN EMERGING MARKETS BOND PLUS
INDEX(1)
---------------------------------------------------------------------------------
                                               TOTAL RETURNS(2)
                                -------------------------------------------------
                                     ONE                           AVERAGE ANNUAL
                                     YEAR                      SINCE INCEPTION(3)
                                 ------------                  ------------------
Portfolio.........               29.37%                             -2.67%
Index ............               25.97                               3.77

1. The J.P Morgan Emerging Markets Bond Plus Index is a market weighted index composed of all Brady Bonds, outstanding loans and Eurobonds, as well as U.S. Dollar local market instruments of Argentina, Brazil, Bulgaria, Colombia, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Korea and Venezuela.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on June 16, 1997.



PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.



                               [CHART]

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT
-----------------------------------------------------------------------
                                      6/16/97* 12/31/97             12/31/98             12/31/99

Emerging Markets Debt Portfolio            $10,000                    -                    $ 9,335

J.P. Morgan Emerging Markets               $10,000                    -                    $10,986
 Bond Plus Index

                                                                      -                       -


*Commencement of operations


                               [GRAPH]

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

The Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government related issuers, and, to a lesser extent, of corporate issuers, located in emerging market countries.

For the year ended December 31, 1999, the Portfolio had a total return of 29.37% compared to 25.97% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the period from inception on June 16, 1997 through December 31, 1999, the Portfolio had an average annual total return of -2.67% compared to 3.77% for the Index.

Emerging markets debt was easily the best performing fixed income asset class in 1999, returning 25.97% as measured by the Index. In addition, emerging markets debt was the best performing fixed income asset class for the five-year period through 1999--a remarkable feat given the multiple shocks witnessed during the period (Mexico, Asia, Russia, Brazil and two distinct periods of U.S. monetary tightening).

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                         EMERGING MARKETS DEBT PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)



In the fourth quarter of 1999, the Portfolio had a total return of 13.62%, bringing the 1999 performance up to 29.37% compared with 12.58% in the fourth quarter and the aforementioned 25.97% for the entirety of 1999 for the Index. During the fourth quarter, overweights in Brazil and Peru, and underweights in Argentina, South Korea and Poland and security selection decisions in Russia positively impacted results relative to the Index. Conversely, an overweight position in the Philippines and Indonesia detracted from relative performance.

FACTORS INFLUENCING 1999 OUTCOME

Investors contended with several concerns during the year, including Brazil's devaluation, a panic over the fate of the Argentine peso, rising global interest rates, acute uncertainty in Russia, increased violence in Colombia and Indonesia, a default in Ecuador, and a severe earthquake in Turkey, to name a few. Nonetheless, the asset class posted exceptionally strong absolute returns during 1999--a fact mainly reflecting its relative cheapness at the start of last year. With yield spreads of approximately 1200 basis points above U.S. Treasuries at the beginning of 1999, emerging markets debt clearly provided a healthy amount of interest income, which, in turn, provided an excellent cushion for investors.

For much of the year, relative valuations for emerging markets debt remained near historically wide levels. Fueled by a variety of fundamental factors, emerging market debt then enjoyed a powerful rally in the final months of 1999 with yield spreads tightening to approximately 830 basis points over U.S. Treasuries. Investors were comforted by signs of a bottoming out of economic activity in most Latin American economies, while growth in Emerging Asia surprised on the upside throughout the year. Overall, external balances improved during the latter part of the year, reflecting higher oil prices and import compression. At the structural level, systemically important countries (e.g., Brazil and Mexico) were pushing through reform agendas while the absence of reform setbacks in other countries (e.g., Argentina and Russia) provided investors with a modicum of comfort. Finally, the political environment in emerging countries remained benign with key elections proceeding relatively smoothly.

OUTLOOK FOR 2000

Looking into the new year, the outlook for emerging markets debt remains favorable and encouraging. The asset class is attractive both in terms of income (the Index now yields some 850 basis points over U.S. Treasury rates) and prospects for price appreciation. This prognosis reflects two self-reinforcing factors.

Short-term uncertainties notwithstanding, the global environment continues to be supportive. Emerging markets are facing a world in which economic growth looks set to be both higher and better synchronized across regions. Moreover, the developing world is benefiting from evidence of improved risk appetite that should be manifested in higher capital inflows. Finally, commodity prices remain on an upward trend that should help the most systemically important--but precariously positioned--emerging countries.

The second factor relates to the ongoing process of adjustment and reform in emerging economies. In the day-to-day flurry of headlines, it is easy to lose sight of the fact that emerging countries are presently in a significantly better position than only a decade ago. That Asia has recovered so impressively and Latin America has avoided the old cycle of shocks-cum-hyperinflation is a testament to the important economic advances that these regions have achieved over the past decade. Encouragingly, we enter 2000 with no signs that "reform fatigue" has set in.

However, the path of "convergence" will not be linear. There will always be bumps along the way. The short-term outlook is an important case in point. We have recently entered into a period of uncertainty over the short-term behavior of U.S. financial markets. Indeed, if the Federal Reserve commences a period of monetary tightening over the next few months, highly leveraged emerging economies will be adversely affected. Moreover, should the tightening cause a slowdown in U.S. growth rates, emerging economies will lose an important export-growth market. As such, and following the very strong November/December rally in emerging markets debt prices, we have adopted a less aggressive stance by switching into shorter duration assets of countries that are less correlated with overall market movements. Over a medium term horizon, however, we remain on the look out for resumed stability in global financial markets. In any event, we feel there should be significant scope for emerging market assets to resume their upward price path.

January 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                         EMERGING MARKETS DEBT PORTFOLIO

                            STATEMENT OF NET ASSETS

                                DECEMBER 31, 1999




FACE
AMOUNT                                                                   VALUE
(000)                                                                     (000)
----------------------------------------------------------------------------------

DEBT INSTRUMENTS (91.6%)
  ALGERIA (0.7%)
    SOVEREIGN (0.7%)
U.S. $   100   Republic of Algeria Loan Agreements,
                 6.813%, 3/31/00 ........................................    $  77
         200   Republic of Algeria Loan Agreements,
                 Tranche 3, 6.813%, 3/31/00 .............................      144
                                                                            -------
                                                                               221
                                                                            -------
ARGENTINA (18.5%)
  CORPORATE (1.6%)
       (e)100   Cablevision S.A., 13.75%, 5/1/09 ........................       98
ARP    (e)480   Cia International
                  Telecommunications, 10.375%, 8/1/04 ...................      398
                                                                             ------
                                                                               496
                                                                             ------
SOVEREIGN (16.9%)
       (v)263   Republic of Argentina, (Floating Rate)
                  Global Bond, 2.868%, 4/1/07 ...........................      182
U.S.$  (v)1,850 Republic of Argentina,
                  Global Bond, 11.75%, 4/7/09 ...........................    1,847
          1,850 Republic of Argentina, Global Bond,
                  Series BGL5, 11.375%, 1/30/17 .........................    1,844
       (v)1,593 Republic of Argentina, Global Bond,
                  Series L, (Floating Rate), (Bearer),
                  6.813%, 3/31/05 .......................................    1,458
                                                                            -------
                                                                             5,331
                                                                            -------
                                                                             5,827
                                                                            -------
BRAZIL (25.9%)
  SOVEREIGN (25.9%)
        (v)1,482 Federative Republic of Brazil,
                   14.50%, 10/15/09 .....................................    1,646
        (v)5,429 Federative Republic of Brazil,
                    C Bond, PIK, 8.00%, 4/15/14 .........................    4,085
        (v)1,210 Federative Republic of Brazil, Debt
                    Conversion Bond, Series L, (Floating Rate),
                    7.00%, 4/15/12 ......................................      898
        (v)729   Federative Republic of Brazil, Debt
                    Conversion Bond, Series RG, (Floating Rate),
                    7.00%, 4/15/12 ......................................      541
        (v)1,230 Federative Republic of Brazil,
                    Series NMB L, (Floating Rate), 7.00%, 4/15/09 .......      992
                                                                            -------
                                                                             8,162
                                                                            -------
BULGARIA (3.6%)
  SOVEREIGN (3.6%)
        (v)680   Republic of Bulgaria, Discount Bond,
                    Series A, (Floating Rate), 6.50%, 7/28/24 ...........      546

FACE
AMOUNT                                                                   VALUE
(000)                                                                     (000)
----------------------------------------------------------------------------------
U.S. $ (n)(v)325 Republic of Bulgaria,
                    Front Loaded Interest Reduction Bond, Series
                    A, 2.75%, 7/28/12 ...................................      $235
          (v)440 Republic of Bulgaria, PDI Bond,
                   (Floating Rate), 6.50%, 7/28/11 ......................       348
                                                                            -------
                                                                              1,129
                                                                            -------
COLOMBIA (1.8%)
  CORPORATE (0.3%)
          (n)150 Occidente Y Caribe Cellular, Series B,
                    0.00%, 3/15/04 ......................................        83
                                                                            -------
SOVEREIGN (1.5%)
             200 Republic of Colombia, Global Bond,
                    8.375%, 2/15/27 .....................................       155
             350 Republic of Colombia, Global Bond, 9.75%,
                    4/23/09 .............................................       327
                                                                            -------
                                                                                482
                                                                            -------
                                                                                565
                                                                            -------
ECUADOR (0.5%)
  SOVEREIGN (0.5%)
        (b,v)400 Republic of Ecuador, Discount Bond,
                    (Floating Rate), 6.75%, 2/28/25 .....................       155
                                                                            -------
INDONESIA (1.2%)
  CORPORATE (1.2%)
             160 Indah Kiat International Finance, Series
                     B, 11.875%, 6/15/02 ................................       143
             280 Tjiwi Kimia International BV, Global
                     Bond, 13.25%, 8/1/01 ...............................       249
                                                                            -------
                                                                                392
                                                                            -------
JORDAN (0.8%)
  SOVEREIGN (0.8%)
          (v)335 Government of Jordan, Discount Bond,
                    (Floating Rate), 7.00%, 12/23/23 ....................       240
                                                                            -------
MEXICO (14.4%)
  CORPORATE (2.6%)
          (e)200 Nuevo Grupo Iusacell S.A., 14.25%,
                    12/1/06 .............................................       209
          (e)400 Sanluis Corp. S.A., 8.875%, 3/18/08 ....................       359
             300 Tv Azteca S.A., Series B, 10.50%, 2/15/07 ..............       262
                                                                            -------
                                                                                830
                                                                            -------
  SOVEREIGN (11.8%)
        (v)1,000 United Mexican States, Discount
                    Bond, Series A, (Floating Rate), 6.933%,
                    12/31/19 ............................................       936
          (v)450 United Mexican States, Discount Bond,
                    Series D, (Floating Rate), 6.903%, 12/31/19 .........       421


   The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                         EMERGING MARKETS DEBT PORTFOLIO

                            STATEMENT OF NET ASSETS (CONT.)

                                DECEMBER 31, 1999

FACE
AMOUNT                                                                   VALUE
(000)                                                                     (000)
----------------------------------------------------------------------------------
U.S. $    (v)800 United Mexican States,
                    Discount Bond, Series B, (Floating Rate),
                    6.943%, 12/31/19 ...................................       $748
             725 United Mexican States, Global Bond,
                    11.375%, 9/15/16 ...................................        823
             750 United Mexican States, Global Bond,
                    Series XW, 10.375%, 2/17/09 ........................        802
                                                                            -------
                                                                              3,730
                                                                            -------
                                                                              4,560
                                                                            -------
MOROCCO (2.3%)
  SOVEREIGN (2.3%)
             810 Government of Morocco, Reconstruction &
                    Consolidation Agreement, Series A, (Floating
                    Rate), 6.844%, 1/1/09 ..............................        739
                                                                            -------
NETHERLANDS (0.6%)
  CORPORATE (0.6%)
           (e)200 Netia Holdings II B.V., 13.125%,
                    6/15/09 ............................................        201
                                                                            -------
PANAMA (0.8%)
  SOVEREIGN (0.8%)
              150 Republic of Panama, Global Bond,
                    8.875%, 9/30/27 ....................................        126
           (v)162 Republic of Panama, PDI, (Floating
                    Rate), 6.50%, 7/17/16 ..............................        128
                                                                            -------
                                                                                254
                                                                            -------
PERU (2.8%)
  SOVEREIGN (2.8%)
           (v)700 Republic of Peru, Front Loaded
                    Interest Reduction Bond, (Floating Rate),
                    3.75%, 3/7/17 ......................................        435
        (n)(v)650 Republic of Peru, PDI Bond,
                    (Floating Rate), 4.50%, 3/7/17 .....................        453
                                                                            -------
                                                                                888
                                                                            -------
PHILIPPINES (1.8%)
  CORPORATE (0.8%)
           (e)300 Bayan Telecommunications, 13.50%,
                    7/15/06 ............................................        264
                                                                            -------
    SOVEREIGN (1.0%)
              300 Republic of Philippines, Global Bond,
                    9.875%, 1/15/19 ....................................        298
                                                                            -------
                                                                                562
                                                                            -------
POLAND (0.6%)
  CORPORATE (0.6%)
           (e)200 Polska Telefonica Cyfrowa
                    International Finance, 11.25%, 12/1/09 .............        196
                                                                            -------
RUSSIA (8.0%)
  SOVEREIGN (8.0%)
           (e)270 Russian Federation, 8.75%, 7/24/05 ...................        169

FACE
AMOUNT                                                                   VALUE
(000)                                                                     (000)
----------------------------------------------------------------------------------
U.S. $        300 Russian Federation, (Registered)
                    10.00%, 6/26/07 ....................................       $183
              100 Russian Federation (Registered),
                    11.00%, 7/24/18 ....................................         60
         (e)1,760 Russian Federation, 11.00%, 7/24/18 ..................      1,065
              350 Russian Interest Arrears Note,
                    (Floating Rate), 6.906%, 12/15/15 ..................         64
            6,141 Russian Principal Loans, (Floating
                    Rate), 6.906%, 12/15/20 ............................        994
                                                                            -------
                                                                              2,535
                                                                            -------
SOUTH KOREA (0.5%)
  SOVEREIGN (0.5%)
              150 Republic of Korea, 8.875%, 4/15/08 ...................        158
                                                                            -------
TURKEY (1.2%)
  CORPORATE (1.2%)
           (e)350 Cellco Finance NV, 15.00%, 8/1/05 ....................        380
                                                                            -------
VENEZUELA (5.6%)
  SOVEREIGN (5.6%)
            1,500 Government of Venezuela, 9.25%, 9/15/27 ..............      1,005
           (v)952 Republic of Venezuela, Debt Conversion
                    Bond, Series DL, (Floating Rate), 7.00%,
                    12/18/07 ...........................................        752
                                                                            -------
                                                                              1,757
                                                                            -------
TOTAL FOREIGN DEBT INSTRUMENTS (COST $26,733) ..........................     28,921
                                                                            -------
      NO. OF
      RIGHTS
-----------------
RIGHTS (0.0%)
  MEXICO (0.0%)
     (a)3,462,000 United Mexican States, Value
                    Recovery Rights, Expiring 6/30/03(Cost $0) .........         --
                                                                            -------
      NO. OF
     WARRANTS
------------------
WARRANTS (0.0%)
  ARGENTINA (0.0%)
           (a)850 Republic of Argentina, Expiring
                    2/25/00 ............................................          2
                                                                            -------
  COLOMBIA (0.0%)
         (a)5,970 Occidente Y Caribe, Expiring
                    3/15/04 ............................................          9
                                                                            -------
TOTAL WARRANTS (COST $4) ...............................................         11
                                                                            -------
      FACE
     AMOUNT
     (000)
------------------
SHORT-TERM INVESTMENTS (6.7%)
  TURKEY (2.8%)
    TREASURY BILLS (2.8%)
TRL   442,186,000 57.05%, 2/9/00 .......................................        750
       81,471,000 57.94%, 3/15/00 ......................................        132
                                                                            -------
                                                                                882
                                                                            -------

   The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                         EMERGING MARKETS DEBT PORTFOLIO

                            STATEMENT OF NET ASSETS (CONT.)

                                DECEMBER 31, 1999



FACE
AMOUNT                                                                   AMOUNT
(000)                                                                     (000)
----------------------------------------------------------------------------------
    UNITED STATES (3.9%)
    REPURCHASE AGREEMENT (3.9%)
U.S.$     1,217 Chase Securities, Inc., 2.60%,
                    dated 12/31/99, due 1/3/00, to be repurchased
                    at $1,217, collateralized by U.S. Treasury
                    Notes, 6.125%, due 12/31/01, valued at $1,242 ......    $ 1,217
                                                                            -------
TOTAL SHORT-TERM INVESTMENTS (COST $2,393) .............................      2,099
                                                                            -------
FOREIGN CURRENCY (0.0%)
ARP          5  Argentina Peso(Cost $5) ................................          5
                                                                            -------
TOTAL INVESTMENTS (98.3%) (COST $29,135) ...............................     31,036
                                                                            -------
OTHER ASSETS (2.8%)
  Interest Receivable .....................................  $ 800
  Receivable for Portfolio Shares Sold ....................     64
  Due From Adviser ........................................      6              870
                                                           -------
LIABILITIES (-1.1%)
  Bank Overdraft Payable ..................................  (192)
  Payable for Foreign Taxes ...............................   (42)
  Professional Fees Payable ...............................   (20)
  Custodian Fees Payable ..................................   (13)
  Administrative Fees Payable .............................    (7)
  Other Liabilities .......................................   (74)              (348)
                                                           -------          --------
NET ASSETS (100%) .........................................                 $ 31,558
                                                                            ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 4,570,007 outstanding $0.001 par value shares
  (authorized 500,000,000 Shares) ...........................                  $6.91
                                                                            ========
NET ASSETS CONSIST OF:
Paid in Capital ...........................................                 $ 40,849
Distribution in Excess of Net Investment Income ...........                       (4)
Accumulated Net Realized Loss .............................                  (11,149)
Unrealized Appreciation on Investments and Foreign Currency
  Translations (Net of Foreign Taxes of $38) .............                     1,862
                                                                            --------
NET ASSETS ................................................                 $ 31,558
                                                                            ========
------------------------------------------------------------------------------------


(a)  -- Non-income producing security.
(b)  -- Security is in default.
(e)  -- 144A Security -- certain conditions for public sale may exist.
(n) -- Step Bond -- coupon rate increases in increments to maturity; rate disclosed is as of December 31, 1999. Maturity date disclosed is the ultimate maturity date.
(v) -- Security is a Brady Bond, created through the debt restructuring exchange of commercial bank loans to foreign entities for new fixed income obligations. These bonds may be collateralized and are actively traded on the over-the-counter secondary market.
ARP  -- Argentine Peso
TRL  -- Turkish Lira
PDI  -- Past Due Interest
PIK  -- Payment-in-Kind -- Income may be paid in additional securities or cash at the discretion of the issuer.
Floating Rate Security -- Interest rate changes on these instruments are based upon a designated base rate. The rates shown are those in effect at December 31, 1999.

   The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                         EMERGING MARKETS DEBT PORTFOLIO

                            STATEMENT OF OPERATIONS

                                                                                           YEAR ENDED
                                                                                    DECEMBER 31, 1999
                                                                                                (000)
-----------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest                                                                                      $4,302
                                                                                                ------
EXPENSES:
  Investment Advisory Fees                                                                         226
  Less: Fees Waived                                                                               (101)
                                                                                                ------
  Net Investment Advisory Fees                                                                     125
  Shareholder Reports                                                                              113
  Administrative Fees                                                                               76
  Interest Expense                                                                                  35
  Custodian Fees                                                                                    28
  Professional Fees                                                                                 21
  Directors' Fees and Expenses                                                                       1
  Other                                                                                              4
                                                                                                ------
    Net Expenses                                                                                   403
                                                                                                ------
NET INVESTMENT INCOME                                                                            3,899
                                                                                                ------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                 794
  Foreign Currency Transactions                                                                    (38)
                                                                                                ------
    Net Realized Gain                                                                              756
                                                                                                ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                    2,710
                                                                                                ------
  Net Realized Gain and Change in Unrealized Appreciation/Depreciation                           3,466
                                                                                                ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                            $7,365
                                                                                                ------
                                                                                                ------
------------------------------------------------------------------------------------------------------



                                  STATEMENT OF CHANGES IN NET ASSETS


                                                                    YEAR ENDED               YEAR ENDED
                                                             DECEMBER 31, 1999        DECEMBER 31, 1998
                                                                         (000)                     (000)
-------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                 $3,899                   $2,974

  Net Realized Gain (Loss)                                                 756                  (11,855)

  Change in Unrealized Appreciation/(Depreciation)                       2,710                     (376)
                                                                       -------                 --------
  Net Increase (Decrease) in Net Assets Resulting from Operations        7,365                   (9,257)
                                                                       -------                 --------
DISTRIBUTIONS
  Net Investment Income                                                 (3,847)                  (2,849)

  In Excess of Net Investment Income                                        (4)                     --
                                                                       -------                 --------
  Total Distributions                                                   (3,851)                  (2,849)
                                                                       -------                 --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                            68,819                   55,835

  Distributions Reinvested                                               3,199                    2,290

  Redeemed                                                             (68,906)                 (47,465)
                                                                       -------                 --------

  Net Increase in Net Assets Resulting from Capital Share Transactions   3,112                   10,660
                                                                       -------                 --------
  Total Increase/(Decrease) in Net Assets                                6,626                   (1,446)

NET ASSETS:
  Beginning of Period                                                   24,932                   26,378
                                                                       -------                 --------
  End of Period (Including distributions in excess of net investment
  income of $(4) and $(77), respectively)                             $ 31,558                 $ 24,932
                                                                       -------                 --------
                                                                       -------                 --------
-------------------------------------------------------------------------------------------------------
(1)  Capital Share Transactions:
     Shares Subscribed                                                  10,196                    7,204
     Shares Issued on Distributions Reinvested                             473                      376
     Shares Redeemed                                                   (10,189)                  (6,217)
                                                                       -------                 --------
     Net Increase in Capital Shares Outstanding                            480                    1,363
                                                                       -------                 --------
                                                                       -------                 --------
-------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                         EMERGING MARKETS DEBT PORTFOLIO

                               FINANCIAL HIGHLIGHTS


                                                                    YEAR ENDED DECEMBER 31,            PERIOD FROM
                                                                  --------------------------          JUNE 16, 1997*
                                                                   1999                 1998       TO DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                $  6.10             $  9.67                $ 10.00
                                                                    -------             -------                -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                               0.97                0.85                   0.28
   Net Realized and Unrealized Gain (Loss)                             0.80               (3.60)                 (0.22)
                                                                    -------             -------                -------
     Total from Investment Operations                                  1.77               (2.75)                  0.06
                                                                    -------             -------                -------
DISTRIBUTIONS
   Net Investment Income                                              (0.96)              (0.82)                 (0.27)
   In Excess of Net Investment Income                                 (0.00)+                --                     --
   Net Realized Gain                                                     --                  --                  (0.02)
   In Excess of Net Realized Gain                                        --                  --                  (0.10)
                                                                    -------             -------                -------
     Total Distributions                                              (0.96)              (0.82)                 (0.39)
                                                                    -------             -------                -------
NET ASSET VALUE, END OF PERIOD                                      $  6.91             $  6.10                $  9.67
                                                                    -------             -------                -------
                                                                    -------             -------                -------
TOTAL RETURN                                                          29.37%             (28.38)%                 0.76%
                                                                    -------             -------                -------
                                                                    -------             -------                -------

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                   $31,558             $24,932                $26,378
Ratio of Expenses to Average Net Assets                                1.43%               1.52%                  1.35%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense     1.30%               1.30%                  1.30%**
Ratio of Net Investment Income to Average Net Assets                  13.79%              10.94%                  8.10%**
Portfolio Turnover Rate                                                 396%                449%                   173%
-----------------------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                         $0.03               $0.04                  $0.02
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                      1.78%               2.05%                  2.06%**
   Net Investment Income to Average Net Assets                        13.43%              10.41%                  7.39%**
-------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share.

   The accompanying notes are an integral part of the financial statements.

                    MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                             NOTES TO FINANCIAL STATEMENTS

                                    DECEMBER 31, 1999



Morgan Stanley Dean Witter Universal Funds, Inc., (formerly Morgan Stanley Universal Funds, Inc.), (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1999, the Fund was comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Debt Portfolio. The Portfolio seeks high total return by investing primarily in fixed income securities of government and government related issuers, and, to a lesser extent, of corporate issuers, located in emerging market countries.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

- investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

- investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Simi-

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                               DECEMBER 31, 1999


larly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, the Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

7. LOAN AGREEMENTS: The Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolio generally has no right to enforce compliance by the borrower with the

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                                DECEMBER 31, 1999


terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts and the timing of the deductibility of certain foreign taxes.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:



                                          FROM
                              FIRST       $500           MORE
                              $500      MILLION TO       THAN
PORTFOLIO                    MILLION    $1 BILLION     $1 BILLION
---------                    -------    ----------     ----------
Emerging Markets Debt         0.80%        0.75%         0.70%



MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.30%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: During December 1999, the Fund, along with an affiliated open-end fund (collectively the "Funds"), entered into a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 1999, there were no amounts drawn down on the Facility.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                                DECEMBER 31, 1999


F. OTHER: At December 31, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:


                                                               NET
  COST               APPRECIATION       DEPRECIATION      APPRECIATION
a  (000)                 (000)              (000)             (000)
---------            ------------       ------------      -------------

$29,932                  $2,082             $(983)            $1,099


For the year ended December 31, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $105,116,000 and $103,663,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1999.

At December 31, 1999, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2006 and December 31, 2007 of approximately $8,714,000 and $1,503,000, respectively. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

For the year ended December 31, 1999, the Portfolio intends to defer to January 1, 2000, for U.S. Federal income tax purposes, post-October currency losses of $1,000 and post-October capital losses of $129,000.

At December 31, 1999, the net assets of the Portfolio were substantially comprised of foreign securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at certain times during the year ended December 31, 1999, the Portfolio's investments were concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                         REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Universal Funds, Inc.--
Emerging Markets Debt Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--Emerging Markets Debt Portfolio (the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period June 16,1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 11, 2000

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.


DIRECTORS                                                     Officers
Barton M. Biggs                                               Stefanie V. Chang
CHAIRMAN OF THE BOARD                                         VICE PRESIDENT
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing                    James A. Gallo
   Director, Morgan Stanley & Co. Incorporated                VICE PRESIDENT

Michael F. Klein
DIRECTOR AND PRESIDENT                                        Harold J. Schaaff, Jr.
   Managing Director, Morgan Stanley Dean Witter Investment   VICE PRESIDENT
   Management Inc. and Morgan Stanley & Co.
   Incorporated
                                                              Richard J. Shoch
John D. Barrett II                                            VICE PRESIDENT
Chairman and Director,
Barrett Associates, Inc.
                                                              Joseph P. Stadler
Gerard E. Jones                                               VICE PRESIDENT
Partner, Richards & O'Neil LLP
Andrew McNally IV
River Road Partners                                           Mary E. Mullin
                                                              SECRETARY
Samuel T. Reeves
Chairman of the Board and Chief Executive Officer
Pinnacle Trading L.L.C                                        Karl O. Hartmann
                                                              ASSISTANT SECRETARY
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation                                 Belinda A. Brady
                                                              TREASURER
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.
                                                              Robin L. Conkey
                                                              ASSISTANT TREASURER
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
-------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FOR ADDITIONAL INFORMATION. INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.




                       EMERGING MARKETS EQUITY PORTFOLIO





                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
--------------------------------------------------------------------------------
                                    [CHART]

Argentina        (0.8%)
Brazil           (8.0%)
Chile            (0.2%)
China            (3.2%)
Czech Republic   (0.4%)
Egypt            (1.0%)
Greece           (1.0%)
Hungary          (0.8%)
India            (8.7%)
Indonesia        (1.2%)
Israel           (6.2%)
Malaysia         (0.4%)
Mexico          (10.1%)
Pakistan         (0.2%)
Poland           (1.1%)
Russia           (2.5%)
Singapore        (0.5%)
South Africa     (5.1%)
South Korea     (19.5%)
Taiwan          (11.6%)
Thailand         (2.0%)
Turkey           (7.6%)
Other            (7.9%)

TOP FIVE HOLDINGS
                                                     PERCENT OF
SECURITY                      COUNTRY                NET ASSETS
--------                      -------                ----------
Samsung Electronics         South Korea                 6.6%
SK Telecom Co.              South Korea                 4.5
Telmex                      Mexico                      3.6
Yapi Ve Kredi Bankasi       Turkey                      2.6
Infosys                     India                       2.6

TOP FIVE SECTORS
                              VALUE                PERCENT OF
SECTOR                        (000)                NET ASSETS
------                        -----                ----------
Services                     $55,690                  29.8%
Capital Equipment             46,645                  24.9
Consumer Goods                25,453                  13.6
Finance                       20,797                  11.1
Materials                     12,494                   6.7

PERFORMANCE COMPARED TO THE MSCI EMERGING MARKETS FREE INDEX(1) AND IFC GLOBAL
TOTAL RETURN COMPOSITE INDEX(2)
------------------------------------------------------------------------------
                                             TOTAL RETURNS (3)
                                     ----------------------------------
                                        ONE            AVERAGE ANNUAL
                                        YEAR         SINCE INCEPTION(4)
                                     ----------     -------------------
PORTFOLIO ........................     95.68%            12.31%
MSCI EMERGING
MARKETS FREE INDEX(1) ............     66.41              2.63
IFC GLOBAL TOTAL
RETURN COMPOSITE
INDEX(2) .........................     62.69              2.30

1. The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a market capitalization weighted index comprised of companies that are representative of the market structure of the developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.

2. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (includes dividend.)

3. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

4.)Commenced operations on October 1, 1996.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                         10/1/96*    12/31/96    12/31/97    12/31/98    12/31/99
Emerging Markets
  Equity Portfolio        $10,000     _____       _____       _____      $14,580
IFC Global Total Return
  Composite Index         $10,000     _____       _____       _____      $10,878
MSCI Index                $10,000     _____       _____       _____      $10,765

* Commencement of operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Emerging Markets Equity Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored or unsponsored ADRs and other equity securities of emerging market country issuers.

For the year ended December 31, 1999, the Portfolio had a total return of 95.68% compared to 66.41% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "Index") and 62.69% for the IFC Global Total Return Composite Index. For the period from inception on October 1, 1996 through December 31, 1999, the Portfolio had an average annual total return of 12.31% compared with 2.63% for the Index and 2.30% for the IFC Global Total Return Composite Index.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS,INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

                          INVESTMENT OVERVIEW (CONT.)

Outperformance versus the Index was attributable to both strong stock selection and country allocation. Stock selection in India, South Korea and Taiwan contributed markedly to performance. Other notable contributors were equity selections in India, Israel, Taiwan and Thailand. Our overweight position in Indonesia (+93.5%) and Turkey (+252.4%) coupled with our underweight stance in Argentina (+34.3%), Chile (+39.0%) and Greece (+49.6%) contributed positively to performance. Detracting from performance was poor stock selection in Greece, Indonesia, South Africa and Russia and country allocation in Tai wan (+52.7%).

The emerging markets rallied in 1999, boosted by a supportive global environment, dissipating concerns over Y2K and heartier investor risk appetites. Continued strength in commodity prices and improving economic fundamentals, coupled with positive election results (India, Mexico and Russia) and IMF agreements (Russia and Turkey), further boosted the emerging markets. Although emerging markets faced great adversities during the year, including heightened political tensions (Indonesia), scandals (Indonesia and South Korea) and earthquakes (Greece, Turkey, Taiwan and Mexico), many emerging markets proved their buoyancy by year-end. During the fourth quarter, Taiwan and Turkey evidenced their resilience in light of the earthquakes they suffered during the third quarter, and investors rewarded countries such as India and Turkey for their commitment to reforms.

Latin American markets advanced 58.9% in 1999, led by the large liquid markets of Brazil and Mexico. Driving the performance within the region were increased global risk appetite, commodity price strength, improving liquidity conditions, a turnaround in regional economic growth and benign political outcomes in elections in Argentina, Chile and Mexico. However, Latin America remains the most vulnerable to a significant change in U.S. interest rates as it has large external financing needs while likely. While likely to marginally add to Brazil and Mexico, we will continue to be underweight the Latin American region in the near term, as we believe other regions within the emerging markets presently offer more exciting investment opportunities. Brazilian equities advanced 67.2% during the year, reflecting the economy's resilience in light of the devaluation of the Brazilian currency in January. Fiscal figures continued to surprise on the upside and the Brazilian real strengthened during the fourth quarter, reflecting in part its undervaluation as well as the government's newfocus oftargeting inflation. Both locals and foreign institutions returned to the market towards year-end, further boosting the market. Investors will focus their attention on the extraordinary session at the beginning of the year in which votes regarding tax reform and fiscal reform will take place. During the fourth quarter, we increased our exposure to Brazilian banks based on attractive valuations and our expectations that interest rates will continue to trend downward in the coming quarter.

Mexico is our favorite market within Latin America, and Mexican equities rose 80.1% during 1999 on the back of a strong U.S. market and solid domestic fundamentals. GDP growth was better than expected, inflation was well behaved, oil prices remained buoyant and the PRI presidential primary result in November indicated a relatively calm political environment. Mexico signed a trade agreement with the EU improving its trade prospects and, over the longer term, diversifying its reliance from the U.S. economy. We believe that rating agencies will raise Mexico to investment grade after the presidential elections in July 2000, thereby lowering financing costs to Mexican corporates and lending overall support to the market. Although domestic fundamentals remain strong, we are cautiously monitoring the risk of a slowdown in the U.S. economy and are also wary of a sell off in the Mexican peso, which we presently believe to be over-valued. During the fourth quarter, we reduced some of our significant overweight in beverage company Femsa and added to one of our larger overweights, Cemex (cement), as the company remains attractively valued given its solid operating fundamentals and superior underlying profitability.

Asian equities gained 69.4% during the year. We continue to focus on Asia, a region benefiting from trade surpluses, export growth and export market competitiveness vis-a-vis yen strength versus the U.S. dollar. South Korea (+92.4%) remains our largest overweight within Asia, based on the aforementioned positive trends coupled with neutral interest rates, strong local retail investor interest in equities and increasing clarity on the restructuring of failed chaebol Daewoo. We have added to non-chaebol related companies that possess technological expertise in specialized markets, strong management qualities and sound business models as well as increasing our exposure to the banking sector.

Taiwanese equities advanced 52.7% during 1999, boosted by robust exports, trends in global outsourcing (notably in electronics and semiconductor-related arenas) and investor optimism that the Sino-U.S. trade agreement would also hasten Tai wan's membership into the World Trade Organization (WTO). We maintain our overweight stance in Taiwan, and purchases during the fourth quarter included Chartered Semiconductor, the third largest foundry globally, and various niche technology-related and communications stocks.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS,INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

                          INVESTMENT OVERVIEW (CONT.)

During the year Chinese equities gained 13.3%, and on November 16, China announced a trade agreement with the U.S. that bodes well for China's entry into the WTO. Although increased trade should bring positive longer-term consequences, including increased FDI inflows and reforms, the reform process will take time to implement and not all areas of the economy will benefit equally. Additions to our holdings in China during the year included telecommunications company China Telecom and TCL International, China's third largest color TV manufacturer and the only home electronics manufacturer providing Internet content via WebTV, cable modem and cable set top boxes. Philippine equities (+3.3%) finished the year relatively flat, and we sold our Philippine assets, as we find the valuations relatively expensive and are unable to find a catalyst that will move this market forward.

Indian equities gained 87.3% during the year, boosted by continued indications, including industrial production trends, that cyclical recovery remains on track. November's Parliamentary elections yielded a sizable majority for the BJP party, and this bodes well for more cohesive policies and a willingness to focus on reforms to help meet India's large fiscal problems. We maintain our overweight stance in India and during the fourth quarter we added more cyclically related companies such as Gujurat Ambuja (cement) and State Bank of India.

We are modestly underweight Emerging Europe and the Middle East, a region that advanced 79.6% during 1999, although posting mixed returns. Russia and Turkey, rising 247.1% and 252.4%, respectively, were the star performing markets of this region. We maintain our underweight stance in Greek equities, which gained 49.6%, yet modestly reduced our significant underweight in Greek banks as we believe they should benefit from future reductions in interest rates and reserve requirements. Optimism over low inflation, the prospects for future rate cuts and strong corporate earnings helped Israeli equities gain 59.7%. We added to our overweight stance in Israel through purchases in niche-oriented telecommunications and software-related stocks, including Gilat Satellite Networks, Amdocs, Comverse and ECI Telecom.

The gains by Russian equities were fueled by robust oil prices, positive economic fundamentals and greater political stability. In December, the Duma (Russia's Lower House of parliament) held elections. The election results (Centrist-oriented majority) coupled with President Yeltsin's surprise resignation on December 31 (with Putin appointed as acting president until elections on March 26) have accentuated the uncertainty in Russia with regard to Yeltsin's probable successor and his ability to push reform through the Duma. The remarkable performance by Turkish equities during the year, in light of a devastating earthquake in August, was supported by the passage of key reform bills (social security and international arbitration), IMF and World Bank agreements, and government measures, including banking legislation and efforts to control inflation. Positive investor sentiment regarding the prospect of significant inflation and interest rate reductions was further enhanced in December when Turkey was named an official candidate for the European Union. Turkey remains one of our most significant overweight positions and within Turkey we are focusing on domestic themes, adding to those companies' best positioned to take advantage of a lower interest rate and inflation environment and higher consumer spending.

South African equities rose 57.2% during the year, buoyed by commodity price strength, foreign exchange inflows from the listing of South African companies in London, falling inflation and fiscal discipline. During the year we increased holdings in some commodity stocks, including Billiton and Anglo American, which mine aluminum and platinum, respectively, in addition to stocks in South Africa's information technology sector. We remain underweight South Africa based on its mild attractiveness compared to other emerging markets.

Amidst the backdrop of global growth and sustainable commodity prices, we believe those emerging markets benefiting from improving economic fundamentals and structural reforms should fare well in 2000.

January 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS EQUITY PORTFOLIO

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999

                                                                                          VALUE
     SHARES                                                                               (000)
------------------------------------------------------------------------------------------------------
COMMON STOCKS (91.8%)
  ARGENTINA (0.8%)
         27,221   Telecom Argentina ADR ........................................             $    933
         16,525   Telefonica Argentina ADR .....................................                  510
                                                                                  --------------------
                                                                                                1,443
                                                                                  --------------------

  BRAZIL (8.0%)
      5,192,559   Celular Crt ..................................................                  905
     33,390,436   CEMIG (Preferred) ............................................                  749
          6,117   CEMIG ADR ....................................................                  138
         48,862   Companhia Vale do Rio Doce (Preferred), Class A ..............                1,352
        287,200   Coteminas ....................................................                   18
    (d)(e)2,700   Coteminas ADR ................................................                    8
      3,681,750   CRT (Preferred) ..............................................                1,141
         14,043   CVRD ADR .....................................................                  388
(a)(d)2,311,000   Lojas Arapua (Preferred) .....................................                  --@
    (a)(e)1,305   Lojas Arapua GDR .............................................                  --@
      4,860,195   Petrobras (Preferred) ........................................                1,238
         22,445   Petroleo Brasileiro S.A. ADR .................................                  576
  (a)51,098,736   Tele Celular Sul Participacoes S.A.
                    (Preferred) ................................................                  170
          5,281   Tele Celular Sul Participacoes S.A. ADR ......................                  168
      1,250,087   Tele Centro Oeste Celular Particpacoes
                    S.A. (Preferred) ...........................................                    3
     48,358,853   Tele Centro Sul Participacoes S.A.
                    (Preferred) ................................................                  883
          2,831   Tele Centro Sul Participacoes S.A. ADR .......................                  257
     30,813,936   Tele Nordeste Celular Participacoes
                    S.A.(Preferred) ............................................                   80
                  375 Tele Nordeste Celular Participacoes
                    S.A. ADR ...................................................                   19
     15,514,136   Tele Norte Leste Participacoes S.A.
                    (Preferred) ................................................                  416
         18,582   Tele Norte Leste Participacoes S.A. ADR ......................                  474
     38,071,585   Tele Sudeste Celular Participacoes
                    S.A.(Preferred) ............................................                  281
         16,347   Tele Sudeste Celular Participacoes
                    S.A. ADR ...................................................                  634
          5,780   Telecomunicacoes Brasileiras S.A. ADR ........................                  743
     72,510,036   Telemig Celular Participacoes S.A.
                    (Preferred) ................................................                  159
          1,191   Telemig Celular Participacoes S.A. ADR .......................                   55
      1,318,000   Telerj Celular S.A. (Preferred) Class B ......................                   36
     33,081,736   Telesp Celular Participacoes S.A.
                    (Preferred) ................................................                  586
         19,385   Telesp Celular Participacoes S.A. ADR ........................                  821
      3,442,683   Telesp Celular S.A. Participacoes
                    (Preferred)Class B .........................................                  273
      6,081,936   Telesp Participacoes S.A. (Preferred) ........................                  147
         16,670   Telesp Participacoes S.A. ADR ................................                  407
         60,979   Unibanco (Preferred) GDR .....................................                1,837
                                                                                  --------------------
                                                                                               14,962
                                                                                  --------------------
  CHILE (0.2%)
          8,140   Endesa ADR ...................................................                  115
          7,435   Enersis ADR ..................................................                  175
         (a)993   Santa Isabel ADR .............................................                   10
                                                                                  --------------------
                                                                                                  300

  CHINA (3.2%)
        365,000   China Telecom Ltd. (Hong Kong) ...............................                2,282
       (a)9,300   China Telecom Ltd. (Hong Kong) ADR ...........................                1,196
            300   China.com Corp., Class A (Hong Kong) .........................                   23
     (a)759,000   Great Wall Technology Co., Ltd ...............................                  737
        111,000   Guangdong Kelon Electrical Holdings
                    Co., Ltd ...................................................                   84
        131,000   Legend Holdings Ltd. .........................................                  326
   (a)1,078,000   TCL International Holdings, Ltd. .............................                  756
     (a)170,000   Timeless Software Ltd. .......................................                   98
         10,483   Yanzhou Coal Mining Co. ADR ..................................                  148
     (a)106,000   Yue Yuen Industrial Holdings .................................                  254
        474,500   Zhenhai Refining and Chemical Co., Ltd.,
                    Class H ....................................................                   84
                                                                                  --------------------
                                                                                                5,988
                                                                                  --------------------
  COLOMBIA (0.0%)
          2,661   Bancolombia S.A. (Preferred) .................................                    3
                                                                                  --------------------

  CZECH REPUBLIC (0.4%)
         33,280   SPT Telcom a.s. ..............................................                  536
       (a)7,871   SPT Telecona a.s. GDR ........................................                  126
                                                                                  --------------------
                                                                                                  662
                                                                                  --------------------
  EGYPT (1.0%)
      (a)13,476   Al-Ahram Beverages Co. GDR ...................................                  265
          4,124   Eastern Tobacco ..............................................                  108
            925   Egypt Gas Co. ................................................                   57
         30,197   Egyptian Co. .................................................                1,384
                                                                                  --------------------
                                                                                                1,814
                                                                                  --------------------
  GREECE (1.0%)
          3,870   Alpha Credit Bank ............................................                  305
         22,328   Hellenic Telecommunication
                    Organization S.A. ..........................................                  532
         20,856   Hellenic Telecommunication
                    Organization S.A. ADR ......................................                  249
          4,250   National Bank of Greece S.A. .................................                  314
      (a)10,960   National Bank of Greece S.A. ADR .............................                  154
         12,360   Panafon Hellenic Telecom S.A. GDR ............................                  166
      (a)17,060   Panafon Hellenic Telecom S.A. ................................                  230
                                                                                  --------------------
                                                                                                1,950
                                                                                  --------------------
  HUNGARY (0.8%)
         23,603   Magyar Tavkozlesi Rt. ADR ....................................                  850
         29,959   Matav Rt .....................................................                  210
          3,900   Matav Rt. ADR ................................................                  140
          2,131   OTP Bank Rt. .................................................                  125
       (a)1,537   OTP Bank Rt. GDR .............................................                   89
                                                                                  --------------------
                                                                                                1,414
                                                                                  --------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                        EMERGING MARKETS EQUITY PORTFOLIO

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999

                                                                                          VALUE
     SHARES                                                                               (000)
------------------------------------------------------------------------------------------------------
  INDIA (8.7%)
         36,500   Associated Cement Cos., Ltd ..................................             $    208
         20,000   Bank of Baroda ...............................................                   29
        145,000   Bharat Heavy Electricals Ltd .................................                  700
         96,664   Container Corp. of India Ltd .................................                  544
         32,000   Corporation Bank .............................................                   82
          7,550   Dabur India Ltd. .............................................                  205
      (a)66,300   Gujarat Ambuja Cements Ltd. ..................................                  497
         10,000   Gujarat Ambuja Cements Ltd. GDR ..............................                   79
    (a)(d)5,100   HCL Technologies Ltd. ........................................                   68
         43,227   Hero Honda Motors Ltd. .......................................                1,122
         14,600   Hindustan Lever Ltd. .........................................                  755
         37,200   Housing Development Finance Corp., Ltd. ......................                  264
      (a)66,500   Indo Gulf Corp., Ltd. ........................................                   96
         14,479   Infosys Technology Ltd. ......................................                4,832
         49,222   Larsen & Toubro Ltd. .........................................                  629
          5,000   Larson & Toubro Ltd. GDR .....................................                  166
      (a)15,000   Lupin Laboratories Ltd. ......................................                  198
      (c)35,500   Morgan Stanley Dean Witter India
                    Investment Fund, Inc. ......................................                  586
          7,250   NIIT Ltd. ....................................................                  553
      (a)52,507   Oriental Bank of Commerce ....................................                   56
         89,900   Reliance Industries Ltd. .....................................                  483
          5,500   Reliance Industries Ltd. GDR .................................                   77
         26,700   Satyam Computer Services Ltd. ................................                1,350
         55,250   State Bank of India ..........................................                  285
          7,500   State Bank of India GDR ......................................                   91
    (a)(d)2,500   Strides Arcolab Ltd. .........................................                   23
         93,000   Tata Engineering & Locomotive Co., Ltd. ......................                  430
      (a)15,000   Tata Engineering & Locomotive Co., GDR
                    (Europe) ...................................................                   79
      (a)18,000   Tata Tea Ltd. ................................................                  217
          5,000   Videsh Sanchar Nigam Ltd. ....................................                  208
       (a)3,000   Videsh Sanchar Nigam Ltd. GDR ................................                   74
         51,500   Zee Telefilms Ltd. ...........................................                1,294
                                                                                  --------------------
                                                                                               16,280
                                                                                  --------------------
  INDONESIA (1.2%)
        546,900   Indah Kiat Pulp & Paper Corp .................................                  215
        291,000   Indofood Sukses Makmur (Foreign) .............................                  365
        292,616   PT Gudang Garam ..............................................                  787
     (a)226,500   PT Semen Fresik ..............................................                  359
         43,905   Telekomunikasi Indonesia ADR .................................                  483
                                                                                  --------------------
                                                                                                2,209
                                                                                  --------------------
  ISRAEL (6.2%)
      (a)20,227   Amdocs Ltd. ..................................................                  698
       (a)6,477   BATM Advanced Communications Ltd. ............................                  536
       (a)5,889   Check Point Software Technologies Ltd. .......................                1,171
       (a)6,190   Comverse Technology, Inc. ....................................                  896
       (a)6,739   DSP Group, Inc. ..............................................                  627
         76,817   ECI Telecom Ltd. .............................................                2,429
              1   Elbit Systems Ltd. ...........................................                   --
       (a)8,096   Galileo Technology Ltd. ......................................                  195
      (a)24,280   Gilat Satellite Networks Ltd. ................................                2,883
       (a)2,164   Jacada Ltd. ..................................................                   60
       (a)2,788   NICE System Ltd. .............................................                  136
       (a)8,279   NICE Systems Ltd. ADR ........................................                  407
       (a)8,345   Orbotech Ltd. ................................................                  647
       (a)4,410   Orckit Communications Ltd. ...................................                  151
       (a)2,700   RADWARE Ltd. .................................................                  116
       (a)9,090   Sapiens International Corp. ..................................                  149
       (a)5,040   Tecnomatix Technologies Ltd. .................................                  145
       (a)7,880   TTI Team Telecom International Ltd. ..........................                  143
       (a)3,490   Zoran Corp. ..................................................                  195
                                                                                  --------------------
                                                                                               11,584
                                                                                  --------------------
  MALAYSIA (0.4%)
         22,200   British American Tobacco Bhd .................................                  169
          3,000   Commerce Asset Holding Bhd ...................................                    8
         57,200   Malayan Banking Bhd ..........................................                  203
         15,000   Nestle (Malaysia) Bhd ........................................                   65
         38,000   Public Bank ..................................................                   33
         10,000   Sime Darby Bhd ...............................................                   13
         82,000   Telekom Malaysia Bhd .........................................                  317
                                                                                  --------------------
                                                                                                  808
                                                                                  --------------------
  MEXICO (10.1%)
      (a)63,547   Alfa, S.A. de C.V., Class A ..................................                  298
     (a)323,307   Cemex CPO S.A. ...............................................                1,807
      (a)37,772   Cemex CPO S.A. ADR ...........................................                1,053
     (a)100,921   Cifra S.A. de C.V. ...........................................                  202
      (a)49,498   Cifra S.A., Class C ..........................................                   94
       (a)6,294   Cifra, Class VADR ............................................                  126
         18,049   Fomento Economico Mexicano, S.A. de
                    C.V. ADR ...................................................                  803
        381,391   Fomento Economico Mexicano, S.A. de
                    C.V.-UBD ...................................................                1,702
      (a)68,014   Grupo Carso S.A. de C.V., Class A1 ...........................                  339
        259,551   Grupo Financiero Banamex Accival, S.A
                    de C.V. ....................................................                1,040
      (a)18,695   Grupo Financiero Bancomer ADS ................................                  157
     (a)894,022   Grupo Financiero Bancomer, S.A. de C.V.,
                    O Shares ...................................................                  373
      (a)55,375   Grupo Televisa S.A. GDR ......................................                3,780
        113,953   Kimberly-Clark Corp., Class A ................................                  445
          2,400   Panamerican Beverages, Inc. ..................................                   49
         59,182   Telmex Class L, ADR ..........................................                6,658
          2,100   Vitro S.A. ADR ...............................................                   12
                                                                                  --------------------
                                                                                               18,938
                                                                                  --------------------
  PAKISTAN (0.2%)
         23,553   Pakistan State Oil Co., Ltd. .................................                   84
        871,600   Pakistan Telecommunications
                     Corp., Class A ............................................                  349
                                                                                  --------------------
                                                                                                  433
                                                                                  --------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS,INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

                                                                                         VALUE
     SHARES                                                                              (000)
------------------------------------------------------------------------------------------------------
  POLAND (1.1%)
      (a)30,443   Elektrim .....................................................             $    302
      (a)24,470   Polski Koncern Naftowy GDR ...................................                  306
          4,303   Prokom Software GDR ..........................................                   67
        212,288   Telekomunikacja Polska S.A. GDR ..............................                1,380
         13,559   Wielkopolski Bank Kredytowy S.A. .............................                   92
                                                                                  --------------------
                                                                                                2,147
                                                                                  --------------------
  RUSSIA (2.5%)
         28,489   Lukoil Holding ADR ...........................................                1,439
  (a)(d)985,428   Mustcom ......................................................                  194
          1,600   RAO Unified Engery System ADR ................................                   14
      (a)15,800   Rostelecom ADR ...............................................                  267
     (a)110,232   Surgutneftegaz ADR ...........................................                1,915
      (a)37,360   Unified Energy Systems GDR ...................................                  495
       (a)6,870   Vimpel-Communications SP ADR .................................                  306
                                                                                  --------------------
                                                                                                4,630
                                                                                  --------------------
  SINGAPORE (0.5%)
      (a)47,000   Chartered Semiconductor
                    Manufacturing Ltd. .........................................                  257
         (a)200   Chartered Semiconductor
                    Manufacturing Ltd. ADR .....................................                   15
         60,000   Natsteel Electronics Ltd. ....................................                  317
         26,000   Venture Manufacturing Ltd ....................................                  298
                                                                                  --------------------
                                                                                                  887
                                                                                  --------------------
  SOUTH AFRICA (5.1%)
         89,209   ABSA Group Ltd ...............................................                  400
         14,746   Anglo American plc ...........................................                  448
            900   AngloGold Ltd ................................................                   46
        829,214   B.O.E. Corp. Ltd., Class N ...................................                  630
        145,148   Bidvest Group Ltd ............................................                1,419
         24,546   Billiton plc .................................................                  145
         88,400   Billiton plc .................................................                  508
         45,066   Camparex Holdings Ltd ........................................                  316
          6,438   DeBeers ADR ..................................................                  186
         50,439   DeBeers Centenary AG .........................................                1,468
      (a)92,604   Dimension Data Holdings Ltd. .................................                  581
        134,700   Education Investment Corp. (The) Ltd .........................                  113
      (a)71,666   Ellerine Holdings Ltd ........................................                  379
        419,910   FirstRand Ltd ................................................                  601
         92,910   M-Cell Ltd ...................................................                  360
         20,352   Nedcor Ltd ...................................................                  453
     (a)366,170   New Africa Investments Ltd., Class N .........................                  204
         63,813   Rembrandt Group Ltd ..........................................                  608
         32,300   Sappi Ltd. ...................................................                  319
         53,000   Sasol Ltd. ...................................................                  435
                                                                                  --------------------
                                                                                                9,619
                                                                                  --------------------
  SOUTH KOREA (19.5%)
          7,960   Cheil Jedang Corp ............................................                  918
       (a)2,500   Dacom Corp ...................................................                1,288
         21,163   Daewoo Securities Co .........................................                  240
      (a)12,235   Daou Technology, Inc .........................................                  426
         (a)820   Digital Chosun Co. Ltd .......................................                  164
         68,400   Good Morning Securities Co., Ltd .............................                  327
         15,100   H & CB .......................................................                  479
         26,520   Hana Bank ....................................................                  207
          9,610   Hankuk Glass Industry Co., Ltd ...............................                  182
        126,750   Hanvit Bank ..................................................                  429
      (a)31,000   Hanvit Bank GDR ..............................................                  200
      (a)22,540   Humax Co., Ltd ...............................................                  381
         31,086   Hyundai Electronics Industries Co ............................                  660
      (a)12,010   Hyundai Securities Co. .......................................                  235
       (a)8,000   Insung Information ...........................................                  273
         46,377   Kookmin Bank .................................................                  727
         40,436   Korea Electric Power Corp. ADR ...............................                  677
      (a)20,780   Korea Technology Banking .....................................                  201
            190   KoreaTelecom Corp. ...........................................                   30
         45,960   Korea Telecom Corp., SP ADR ..................................                3,436
      (a)11,190   L.G. Securities Co. ..........................................                  190
         10,610   LG Electronics, Inc ..........................................                  439
      (a)38,870   Mirae Co .....................................................                  302
      (a)21,230   Pantech Co., Ltd .............................................                  477
       (d)5,242   Pohang Iron & Steel Co., Ltd .................................                  598
         10,126   Samsung Electro-Mechanics Co .................................                  673
         52,761   Samsung Electronics Co. ......................................               12,360
          7,160   Samsung Securities Co., Ltd ..................................                  217
         (a)930   Serome Technology, Inc .......................................                  198
         51,301   SK Telecom Co. Ltd. ADR ......................................                1,969
          1,802   SK Telecom Co., Ltd ..........................................                6,459
      (a)20,940   Telson Electronics Co. Ltd ...................................                  409
       (a)6,843   Trigem Computer, Inc .........................................                  759
                                                                                  --------------------
                                                                                               36,530
                                                                                  --------------------
  TAIWAN (11.4%)
     (a)293,000   Accton Technology Corp .......................................                  994
     (a)211,904   Acer Peripherals, Inc ........................................                  878
    (a)(d)9,936   Acer Peripherals, Inc. GDR ...................................                  419
        412,950   Acer, Inc ....................................................                1,243
     (a)180,836   Advanced Semiconductor
                    Engineering, Inc ...........................................                  645
      (a)21,000   Ambit Microsystems Corp ......................................                  156
       (a)4,100   ASE Test Ltd. ................................................                  100
        145,700   Asustek Computer, Inc ........................................                1,537
     (a)135,600   Chinatrust Commercial Bank ...................................                  158
        116,425   Compal Electronics, Inc ......................................                  391
     (a)108,000   Compeq Manufacturing Co., Ltd ................................                  589
        126,000   D-Link Corp ..................................................                  273
        150,000   Delta Electronic Industrial ..................................                  650
     (a)498,000   Dialer and Business ..........................................                  889
     (a)445,370   Far Eastern Textile Ltd ......................................                1,064
    (a)(e)6,600   Far Eastern Textile Ltd. GDR .................................                  158
     (a)149,920   Hon Hai Precision Industry ...................................                1,118
      (a)11,600   Hon Hai Precision Industry GDR ...............................                  224
        123,200   International Commercial Bank of China .......................                  138
        122,000   President Chain Store Corp. ..................................                  538

    The accompanying notes are an integral part of the financial statements.

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS,INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

                                                                                         VALUE
     SHARES                                                                              (000)
------------------------------------------------------------------------------------------------------
      (a)28,000   Ritek Corp. ..................................................             $    170
      (a)21,700   Ritek Corp. GDR ..............................................                  251
     (a)240,334   Siliconware Precision Industries Co ..........................                  613
     (a)214,480   Taishin International Bank ...................................                  120
        865,510   Taiwan Semiconductor Manufacturing
                    Co. Ltd ....................................................                4,605
       (a)3,300   Taiwan Semiconductor Manufacturing
                    Co. Ltd. ADR ...............................................                  149
     (a)808,000   United Microelectronics Corp., Ltd ...........................                2,883
      (a)64,000   Universal Scientific Industrial Co. ..........................                  202
      (a)83,000   Wyse Technology Taiwan Ltd. ..................................                  161
                                                                                  --------------------
                                                                                               21,316
                                                                                  --------------------
  THAILAND (1.9%)
         47,500   Advanced Info Service PCL (Foreign) ..........................                  797
      (d)44,500   BEC World PCL (Foreign) ......................................                  314
         52,615   Delta Electronics (Thailand) PCL (Foreign) ...................                  626
         51,400   Shinawatra Computer Co. PCL
                    (Foreign) ..................................................                  486
        134,900   Siam Cement PCL (Foreign) ....................................                  724
        348,200   Thai Farmers Bank PCL (Foreign) ..............................                  582
                                                                                  --------------------
                                                                                                3,529
                                                                                  --------------------
  TURKEY (7.6%)
     86,515,400   Dogan Sirketler Grubu Holdings A.S. ..........................                2,552
  (a)46,584,000   Dogan Yayin Holdings .........................................                  687
     10,492,000   Ege Biracilik ................................................                  803
   (a)2,114,800   Erciyas Biracilik ............................................                  101
   (a)8,840,000   Eregli Demir Ve Celik Fabrikalari T.A.S. .....................                  367
     19,219,000   Haci Omer Sabanci Holdings A.S. ..............................                1,116
        316,100   Migros Turk T.A.S ............................................                  204
  (a)54,261,000   Turkiye Garanti Bankasi A.S. ADR .............................                  820
     29,970,400   Turkiye Is Bankasi, Class C ..................................                1,437
      3,152,000   Turpras-Turkiye Petrol Rafinerileri A.S. .....................                  355
   (a)3,439,105   Vestel Elektronik Sanayi Ve Ticaret A.S. .....................                  824
    157,606,712   Yapi Ve Kredi Bankasi A.S. ...................................                4,867
       (a)3,500   Yapi Ve Kredi Bankasi GDR ....................................                  103
                                                                                  --------------------
                                                                                               14,236
                                                                                  --------------------
  OTHER (0.0%)
    (a)(c)1,865   Morgan Stanley Dean Witter Africa
                    Investment Fund, Inc .......................................                   19
                                                                                  --------------------
TOTAL COMMON STOCKS (COST $119,972) ............................................              171,701
                                                                                  --------------------
PREFERRED STOCK (0.2%)
  TAIWAN (0.2%)
        659,150   China Steel Corp (COST $500) .................................                  487
                                                                                  --------------------
    NO. OF
   WARRANTS
---------------
WARRANTS (0.1%)
  THAILAND (0.1%)
          8,833   Siam Commercial Bank, (foreign)
                    expiring 6/22/04 ...........................................                    4
                                                                                  --------------------
        369,000   Siam Commercial Bank,
                    expiring 5/10/02 ...........................................                  171
                                                                                  --------------------
TOTAL WARRANTS (COST $0) .......................................................                  175
                                                                                  --------------------
    NO. OF
    RIGHTS
---------------
RIGHTS (0.0%)
  SOUTH KOREA (0.0%)
            301   Serome Technology, Inc.,
                    expiring 1/26/00 (COST $0) .................................                   43
                                                                                  --------------------
TOTAL FOREIGN SECURITIES (92.1%) (COST $120,472) ...............................              172,406
                                                                                  --------------------
      FACE
     AMOUNT
      (000)
---------------
SHORT-TERM INVESTMENT (6.0%)
  REPURCHASE AGREEMENT (6.0%)
$        11,163   Chase Securities, Inc., 2.60%, dated
                    12/31/99, due 1/3/00, to be repurchased
                    at $11,165, collateralized by U.S.
                    Treasury Notes, 6.125%, due 12/31/01,
                    valued at $11,392
                    (COST $11,163) .............................................               11,163
                                                                                  --------------------
FOREIGN CURRENCY (0.4%)
BRL          56   Brazilian Real                                                                   31
GRD       6,002   Greek Drachma                                                                    19
HUF          89   Hungarian Forint                                                                --@
INR         281   Indian Rupee                                                                      6
MYR          32   Malaysian Ringgit                                                                 8
MXP          20   Mexican Peso                                                                      2
PKR         789   Pakistan Rupees                                                                  15
KWN         730   South Korean Won                                                                  1
ZAR       2,665   South African Rand                                                              435
TRL  90,586,450   Turkish Lira                                                                    168
                                                                                  --------------------
TOTAL FOREIGN CURRENCY (COST $687)                                                                685
                                                                                  --------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

                        STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

                                                                                         VALUE
                                                                                         (000)
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%) (COST $132,322) ......................................             $184,254
                                                                                  --------------------
OTHER ASSETS (3.2%)
  Cash ....................................................              $ 1,746
  Receivable for Portfolio Shares Sold ....................                3,697
  Deferred Organization Costs .............................                  180
  Dividends Receivable ....................................                  149
  Receivable for Investments Sold .........................                  127
  Foreign Withholding Tax Reclaim Receivable ..............                    5
  Interest Receivable .....................................                    1
  Other Assets ............................................                   39                5,944
                                                             --------------------
LIABILITIES (-1.7%)
  Deferred Foreign Taxes Payable ..........................               (1,454)
  Payable for Investments Purchased .......................                 (765)
  Payable for Portfolio Shares Redeemed ...................                 (418)
  Custodian Fees Payable ..................................                 (185)
  Investment Advisory Fees Payable ........................                  (87)
  Administrative Fees Payable .............................                  (37)
  Professional Fees Payable ...............................                  (34)
  Unrealized Loss on Foreign Currency
    Exchange Contracts ....................................                   (1)
  Other Liabilities .......................................                  (93)              (3,074)
                                                             -------------------- --------------------
NET ASSETS (100%) ..............................................................             $187,124
                                                                                  --------------------
                                                                                  --------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 13,451,089 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                                                     $  13.91
                                                                                  --------------------
                                                                                  --------------------
NET ASSETS CONSIST OF:
Paid in Capital                                                                              $134,773
Distributions in Excess of Net Investment Income                                                  (60)
Accumulated Net RealizedGain                                                                    2,027
Unrealized Appreciation on Investments, Foreign Currency
Translations (Net of deferred foreign taxes of $1,535)                                         50,384
                                                                                  --------------------
NET ASSETS                                                                                   $187,124
                                                                                  --------------------
                                                                                  --------------------
------------------------------------------------------------------------------------------------------

(a) -- Non-income producing security
(c) -- Fund is advised by affiliate.
(d) -- Security valued at fair value -- See note A-1 to financial statements
(e) -- 144A Security -- certain conditions for public sale may exist.
@   -- Value is less than $500.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
PCL -- Public Company Limited

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:

Under the terms of foreign currency exchange contracts open at December 31, 1999, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                    NET
 CURRENCY                              IN EXCHANGE               UNREALIZED
TO DELIVER     VALUE     SETTLEMENT       FOR         VALUE     GAIN (LOSS)
   (000)       (000)        DATE         (000)        (000)        (000)
----------     -----     ----------    -----------    -----     -----------
U.S.$  554     $555        1/5/00       ZAR 3,411     $554        $ (1)
GRD 30,272       92        1/3/00       U.S.$  92       92          --
               ----                                   ----        ----
               $647                                   $646        $ (1)
               ----                                   ----        ----
               ----                                   ----        ----

--------------------------------------------------------------------------------
             SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                      MARKET
                                       VALUE                       % OF NET
SECTOR                                 (000)                        ASSETS
------                                ------                       --------
Services                             $ 55,690                        29.8%
Capital Equipment                      46,646                        24.9
Consumer Goods                         25,453                        13.6
Finance                                20,797                        11.1
Materials                              12,494                         6.7
Energy                                  8,564                         4.6
Multi-Industry                          2,716                         1.4
Gold Mines                                 46                          --
                                     --------                        ----
Total Foreign Securities             $172,406                        92.1%
                                     --------                        ----
                                     --------                        ----

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS,INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

                            STATEMENT OF OPERATIONS

                                                                                                                YEAR ENDED
                                                                                                         DECEMBER 31, 1999
                                                                                                                     (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                                        $ 1,020
  Interest                                                                                                             183
  Less: Foreign Taxes Withheld                                                                                         (40)
                                                                                                                   -------
    Total Income                                                                                                     1,163
                                                                                                                   -------
EXPENSES:
  Investment Advisory Fees                                                                                           1,019
  Less: Fees Waived                                                                                                   (685)
                                                                                                                   -------
  Net Investment Advisory Fees                                                                                         334
  Custodian Fees                                                                                                       480
  Shareholder Reports                                                                                                  233
  Administrative Fees                                                                                                  219
  Amortization of Organizational Costs                                                                                 102
  Professional Fees                                                                                                     58
  Foreign Tax Expense                                                                                                   29
  Directors' Fees and Expenses                                                                                           2
  Interest Expense                                                                                                       2
  Other                                                                                                                  8
                                                                                                                   -------
    Net Expenses                                                                                                     1,467
                                                                                                                   -------
NET INVESTMENT LOSS                                                                                                   (304)
                                                                                                                   -------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold (net of foreign taxes of $330)                                                                   12,117
  Foreign Currency Transactions                                                                                       (198)
  Swap Agreements                                                                                                      (15)
                                                                                                                   -------
    Net Realized Gain                                                                                               11,904
                                                                                                                   -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments (Net of deferred foreign taxes of $1,532 on unrealized appreciation)                                  55,657
  Foreign Currency Translations                                                                                        107
  Swap Agreements                                                                                                      (10)
                                                                                                                   -------
    Change in Unrealized Appreciation/Depreciation                                                                  55,754
                                                                                                                   -------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                                                67,658
                                                                                                                   -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $67,354
                                                                                                                   -------
                                                                                                                   -------
--------------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                       YEAR ENDED               YEAR ENDED
                                                                                DECEMBER 31, 1999        DECEMBER 31, 1998
                                                                                            (000)                    (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                                           $   (304)                $    299
  Net Realized Gain (Loss)                                                                 11,904                   (8,981)
  Change in Unrealized Appreciation/Depreciation                                           55,754                   (1,534)
                                                                                          -------                  -------
  Net Increase (Decrease) in Net Assets Resulting from Operations                          67,354                  (10,216)
                                                                                          -------                  -------
DISTRIBUTIONS
  Distributions in Excess of Net Investment Income                                            (20)                    (198)
                                                                                          -------                  -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                              161,280                   29,230
  Distributions Reinvested                                                                     20                      197
  Redeemed                                                                                (77,823)                 (16,798)
                                                                                          -------                  -------
  Net Increase in Net Assets Resulting from Capital Share Transactions                     83,477                   12,629
                                                                                          -------                  -------
  Total Increase in Net Assets                                                            150,811                    2,215
                                                                                          -------                  -------
NET ASSETS:
  Beginning of Period                                                                      36,313                   34,098
                                                                                          -------                  -------
  End of Period (distributions in excess of net investment income of $(60) and
  $(101), respectively)                                                                   187,124                   36,313
                                                                                          -------                  -------
                                                                                          -------                  -------
--------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                      16,291                    3,556
    Shares Issued on Distributions Reinvested                                                   2                       28
    Shares Redeemed                                                                        (7,948)                  (2,088)
                                                                                          -------                   ------
    Net Increase in Capital Shares Outstanding                                              8,345                    1,496
                                                                                          -------                  -------
                                                                                          -------                  -------
--------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS,INC.
                       EMERGING MARKETS EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                      YEAR ENDED DECEMBER 31,                    PERIOD FROM
                                                            -----------------------------------------------   OCTOBER 1, 1996*
                                                                  1999          1998            1997        TO DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $ 7.11         $ 9.45         $ 9.78             $10.00
                                                               --------        -------        -------            -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss)                                    (0.01)          0.06           0.04               0.01
  Net Realized and Unrealized Gain (Loss)                          6.81          (2.36)            --              (0.21)
                                                               --------        -------        -------            -------
    Total from Investment Operations                               6.80          (2.30)          0.04              (0.20)
                                                               --------        -------        -------            -------
DISTRIBUTIONS
  Net Investment Income                                           (0.00)+        (0.04)         (0.07)             (0.02)
  Net Realized Gain                                                  --             --          (0.02)                --
  In Excess of Net Realized Gain                                     --             --          (0.28)                --
                                                               --------        -------        -------            -------
    Total Distributions                                              --          (0.04)         (0.37)             (0.02)
                                                               --------        -------        -------            -------
NET ASSET VALUE, END OF PERIOD                                   $13.91          $7.11          $9.45              $9.78
                                                               --------        -------        -------            -------
                                                               --------        -------        -------            -------
TOTAL RETURN                                                      95.68%        (24.34)%         0.52%             (2.03)%
                                                               --------        -------        -------            -------
                                                               --------        -------        -------            -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                              $187,124        $36,313        $34,098            $11,789
Ratio of Expenses to Average Net Assets                            1.79%          1.95%          1.80%              1.79%**
Ratio of Expenses to Average Net Assets Excluding Interest         1.75%          1.75%          1.75%              1.75%**
  Expense and Foreign Tax Expense
Ratio of Net Investment Income (Loss) to Average Net              (0.37)%         0.83%          0.47%              0.32%**
  Assets
Portfolio Turnover Rate                                             113%           100%            87%                 9%
------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                      $0.05          $0.11          $0.17              $0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                   2.62%          3.45%          4.12%              6.17%**
  Net Investment Loss to Average Net Assets                       (1.21)%        (0.66)%        (1.84)%            (4.06)%**
--------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS,INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

Morgan Stanley Dean Witter Universal Funds, Inc., (formerly Morgan Stanley Universal Funds, Inc.), (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1999, the Fund was comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Emerging Markets Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, sponsored or unsponsored ADRs and other equity securities of emerging market country issuers.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedure approved by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by certain of the countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Simi-

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS,INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

larly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to security transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. SWAP AGREEMENTS: The Portfolio may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. The following summarizes swaps which may be entered into by the Portfolios.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS : Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as appreciation or depreciation in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations.

Because there is no organized market for these swap agreements, the value of open swaps reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agree-

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS,INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

ment. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

7. ORGANIZATION COSTS: The organization costs of the Fund are being amortized on a straight line basis over a period of five years beginning with the commencement of operations. Morgan Stanley Dean Witter Investment Management, Inc. has agreed that in the event any of its initial shares which constituted the Fund at inception are redeemed prior to the amortization of such costs, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organization costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

8. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:


                                            FROM
                                 FIRST      $500          MORE
                                 $500     MILLION TO      THAN
PORTFOLIO                       MILLION   $1 BILLION   $1 BILLION
---------                       -------   ----------   ----------
Emerging Markets Equity . . .    1.25%       1.20%       1.15%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.75%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS,INC.
                     NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: During December 1999, the Fund, along with an affiliated open-end fund (collectively the "Funds"), entered into a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 1999, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                             NET
         COST         APPRECIATION    DEPRECIATION       APPRECIATION
         (000)           (000)            (000)             (000)
       --------       ------------    ------------       ------------
       $133,075         $55,673         $(5,222)          $50,451

For the year ended December 31, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $159,491,000 and $88,713,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1999.

During the year ended December 31, 1999, the Portfolio utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $6,888,000.

For the year ended December 31, 1999, the Portfolio intends to defer to January 1, 2000, for U.S. Federal income tax purposes, post-October currency losses of $54,000.

At December 31, 1999, the net assets of the Portfolio were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS,INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Universal Funds, Inc.-
Emerging Markets Equity Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--Emerging Markets Equity Portfolio (the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period October 1, 1996 (commencement of operations) through December 31, 1996, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 11, 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS,INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 1999, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 0.58%.

For the year ended December 31, 1999, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $384,000 and has derived gross income from sources within foreign countries in the amount of approximately $1,042,000.

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
   Managing Director, Morgan Stanley Dean Witter Investment
   Management Inc. and Morgan Stanley & Co.
   Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

OFFICERS
Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

-------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. WHICH DESRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com\institutional\investmentmanagement.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.





                             EQUITY GROWTH PORTFOLIO





                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             EQUITY GROWTH PORTFOLIO

                              INVESTMENT OVERVIEW



COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
--------------------------------------------------------------------------------
                                    [CHART]

Basic Materials          (0.2%)
Capital Goods           (16.3%)
Communication Services   (4.1%)
Consumer Cyclicals       (8.9%)
Consumer Staples        (17.0%)
Financial                (5.0%)
Health Care             (11.1%)
Technology              (29.0%)
Utilities                (0.2%)
Other                    (8.2%)

TOP FIVE HOLDINGS
                                                  PERCENT OF
SECURITY                       INDUSTRY           NET ASSETS
--------                       --------           ----------
Microsoft Corp.               Technology             4.9%
Tyco International Ltd.       Capital Goods          4.8%
Cisco Systems, Inc.           Technology             4.7%
General Electric Co.          Capital Goods          4.6%
Home Depot, Inc.              Consumer Cyclicals     3.4%

PERFORMANCE COMPARED TO THE S&P 500
INDEX(1)
--------------------------------------------------------
                                 TOTAL RETURNS(2)
                           -----------------------------
                             ONE        AVERAGE ANNUAL
                             YEAR     SINCE INCEPTION(3)
                           -------    ------------------
PORTFOLIO                   39.45%         30.38%
INDEX                       21.04          27.82

1. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                    [CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------
                              1/2/97*     12/31/97     12/31/98     12/31/99
Equity Growth Portfolio       $10,000      _____        _____       $22,133
S&P 500 Index                 $10,000      _____        _____       $20,856

*Commencement of operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Equity Growth Portfolio seeks long-term capital appreciation by investing primarily in equity securities of U.S. and to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

For the year ended December 31, 1999, the Portfolio had a total return of 39.45% compared to 21.04% for the S&P 500 Index (the "Index"). For the period from inception on January 2, 1997 through December 31, 1999, the Portfolio had an average annual total return of 30.38% compared to 27.82% for the Index.

The portfolio generated excellent returns in 1999. For the three months ended December 31, 1999, the Portfolio had a total return of 21.82% compared to 14.88% for the S&P 500 Index and 25.54% for the Lipper Large Cap Growth Index. Major contributors to the strong fourth quarter results were Cisco Systems, JDS Uniphase, General Electric, Home Depot and Motorola. We note that these strong results were achieved in spite of a major downward move in the price of top ten holding Tyco.

U.S. equity markets again set records in 1999, led by large-capitalization growth stocks in general and a white-hot technology sector in particular. The 21.04% increase left the Index at an all-time high, and

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             EQUITY GROWTH PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

1999 marked the 10th consecutive up year for this Index. The compounded return for the past five years is a stunning 250%. With the exception of a brief period in the spring, growth outperformed value throughout the year. The Russell 1000 Growth Index increased 32.3% in 1999, compared to 5.4% for the Russell 1000 Value Index. Investors continue to believe and invest in the sustainability of the growth of the largest companies, and for the most part, these companies continue to deliver stellar results. The largest 50 stocks in the Index had a forward price-to-earnings of 33.2 at year-end, while the price-to-earnings of the remaining 450 stocks was 18.6. Excluding technology, the Index would have only risen about 7.5%. The list of top contributors to Index performance is dominated by technology names such as Microsoft (the top contributor in 1999), Cisco (#2), Oracle Systems (#5), Qualcomm (#7), Sun Microsystems (#8), and Intel (#10). The performance of the market remained narrow in 1999, although some healthy broadening did occur late in the year. The top-30 stocks in the Index accounted for 100% of the total return, and an equal-weighted return (versus a market-capitalization weighted return) would have returned about 11.9% for the year. With a rebound in November and December, the Russell 2000 Index of small and mid-cap stocks returned 21.3%.

The Portfolio maintained and benefited from its philosophy of opportunistic concentration driven by bottoms-up fundamental company analysis and an emphasis on gaining an "information edge" in the sectors and companies in which we invest. At year-end, the Portfolio's top ten holdings accounted for 39% of total assets (compared to 38% at year-end 1998), and the Portfolio held positions in 82 stocks (slightly higher than the 70 names held at year-end 1998 due to an increased emphasis on smaller "farm-team" holdings). The Portfolio continues to reflect a mix of classic growth stocks such as Microsoft, Cisco Systems, General Electric, Home Depot and less well known growth names such as Tyco International, Clear Channel Communications, and United Technologies. We were pleased with the Portfolio's broad-based performance, particularly in the context of a market that continued to be dominated by a small number of large capitalization stocks. No single stock accounted for more than 10% of the Portfolio's absolute performance. In addition, over 70% of the Portfolio's relative outperformance was driven by stock picking versus sector allocation.

Technology dominated the headlines and the sector performance charts in 1999. Given the tremendous outperformance of the group, technology stocks now account for 30% of the Index's total market capitalization, up from 19% at the end of 1998 and 10% five years ago. Given technology's extremely strong performance, one might find two things surprising. First, only about 28% of the Portfolio's 1999 outperformance relative to the Index was attributable to technology holdings. Second, about 90% of that relative outperformance was attributable to successful stock picking within the group as the Portfolio maintained a relatively neutral posture toward technology versus the Index weight throughout most of the year. We believe this reflects well on our bottom-up, research intensive approach to stock-picking.

Avoiding prominent underperformers, while not as sexy as finding the next "home-run", remains important to our success. In a bull market, it is very easy to focus excessive attention on picking winning stocks. Simple math reinforces our view that equal effort should be spent attempting to avoid those companies with potential disappointing fundamental changes, particularly in a current environment which has little tolerance for "negative newsflow". In fact, much of our outperformance in 1999 was attributable to avoiding companies with deteriorating fundamentals. Prominent underperformers which we largely avoided owning were Coke, Gillete, Clorox, McDonalds, Compaq, Banc One, Bank of America and First Union.

We believe Tyco remains an undervalued and misunderstood growth stock. Fears of accounting irregularities prompted by a short seller's report and a subsequently announced informal SEC inquiry resulted in a 22% decline in the stock's price in the fourth quarter (although Tyco was up 5% for the year). We continue to believe in the management of this company and in the growth of the company's underlying cash flows. We emphasize that Tyco has continued to outperform analyst expectations for earnings and cash flow in the back half of 1999.

Clear Channel Communications, another large holding in the Portfolio, continues to reap the cash flow rewards of operating and consolidating the radio, outdoor advertising and television business. Over the years that we have been invested in this dynamic growth company, Clear Channel has become an opportunistic dominant player in global media. This strong management team, which is well motivated by their multi- billion dollar position in the company's stock, continues to find ways to expand the company's platform in ways that are accretive to the wealth of all stock holders. The pending AMFM Inc. acquisition is another move to further consolidation in the radio industry that we believe changes, yet again, to the advantage of Clear Channel, the powerful proposition that can be delivered to its clients. With over 800 radio stations around the country, this company can deliver a ubiquitous message in a targeted way at a lower cost than most other advertising mediums.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             EQUITY GROWTH PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

The imbedded internet opportunity within Clear Channel, a theme common to many of our holdings, should yet again drive growth in ways not fully appreciated. This is likely to manifest itself in advertising and e-commerce opportunities. We therefore remain overweight the broadcasting group, including companies such as Time Warner.

United Technologies remains a top ten holding of the Portfolio. This "Old Economy" company is consistently pumping out 15% plus annual earnings growth despite its Asian exposure in 1998 and its commercial aerospace exposure in 1999. The company is embracing the internet. Examples include Otis.com, which includes a joint venture with a company that will help them put internet based advertisements in high story elevators, the use of and investment in Freemarkets.com for business to business (B2B) auctions, and the sale of aircraft engine spare parts via the internet. No - we are not positioning United Technologies as an internet company, but just highlighting that they are embracing the "New Economy" in what are thought of as hard core industrial sectors. This has positive implications not just for this company, but for all the "New Economy" companies that will provide the infrastructure for this revolution.

Warner Lambert was the shining star in an otherwise dismal large cap pharmaceutical universe in 1999, and it remains one of our most overweight names as we enter 2000. We continue to believe in the stock's value as part of a combination with either Pfizer (hostile acquisition proposal) or American Home Products (partner in agreed-to merger of equals). A combination with Pfizer, which the market is clearly betting will occur, would produce a company with by-far the industry's fastest earnings growth rate driven by 15%-plus sales growth and enormous cost synergies. In addition, we believe consensus stand-alone Warner Lambert earnings estimates remain too low given estimates that are too conservative for Lipitor (cholesterol) and Neurontin (epilepsy) sales.

Costco, the leader in wholesale club retailing, has significantly higher unit volumes and faster same store sales growth than its competitors, Sam's Club (a division of Wal Mart) and BJ's. Costco is using the internet as another distribution channel, and generally carries higher end product than is available in the stores, which minimizes cannibalization. At the same time the core business is not threatened since shipping costs would be too high on the large, inexpensive items they carry. Costco also has a self perpetuating business model, as it uses it's rapidly growing sales base to get better pricing from vendors, which in turn is passed on to members, leading to even sharper pricing and higher volume.

The domestic economy continues to create a "Goldilocks," not too hot, not too cold, backdrop that we believe will create many opportunities for growth investing. Notwithstanding modest interest rate increases, precipitated in part by the anticipated global recovery and the demand for capital this will create, we see little inflation pressure due to: 1) Continued lack of pricing power in all but a few sectors, 2) Productivity increases driven by technology (and the internet specifically) and restructuring; and 3) Increasing domestic budget surpluses. The benign inflation outlook combined with the gradual "u- shaped" recoveries we expect in many foreign markets, leads us to believe the outperformance of large cap growth is likely to continue.

We believe the Portfolio is well positioned for the current environment. We are about market weighted in technology, but also own some non-technology stocks that we believe should benefit from the growth of the internet and the impact it will have on other companies. We are believers in the New Economy, but believe there are many "Old Economy" companies that are likely to benefit from the internet. We believe the pharmaceutical sector's 10-year low relative valuations combined with improving relative earnings momentum (as the market's earnings growth decelerates to a more normalized pace), justifies our slightly overweight position in healthcare.

January 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             EQUITY GROWTH PORTFOLIO

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1999

                                                                               VALUE
  SHARES                                                                       (000)
------------------------------------------------------------------------------------------
COMMON STOCKS (91.8%)
  BASIC MATERIALS (0.2%)
    CHEMICALS (DIVERSIFIED) (0.2%)
              7,600   Monsanto Co. ..............................                $    271
                                                                   -----------------------
  CAPITAL GOODS (16.3%)
    AEROSPACE/DEFENSE (1.1%)
             30,100   General Dynamics Corp. ....................                   1,588
                                                                   -----------------------
    ELECTRICAL EQUIPMENT (5.2%)
             41,400   General Electric Co. ......................                   6,407
           (a)8,200   Solectron Corp. ...........................                     780
                                                                   -----------------------
                                                                                    7,187
                                                                   -----------------------
    MANUFACTURING (DIVERSIFIED) (8.9%)
             17,100   Textron, Inc. .............................                   1,311
            171,400   Tyco International Ltd. ...................                   6,663
             67,000   United Technologies Corp. .................                   4,355
                                                                   -----------------------
                                                                                   12,329
                                                                   -----------------------
    OFFICE EQUIPMENT & SUPPLIES (1.1%)
             31,500   Pitney Bowes, Inc. ........................                   1,522
                                                                   -----------------------
TOTAL CAPITAL GOODS .............................................                  22,626
                                                                   -----------------------
  COMMUNICATION SERVICES (4.1%)
    TELECOMMUNICATIONS (LONG DISTANCE) (2.2%)
          (a)57,750   MCI WorldCom, Inc. ........................                   3,064
                                                                   -----------------------
    TELEPHONE (1.9%)
             31,300   Bell Atlantic Corp. .......................                   1,927
              4,100   BellSouth Corp. ...........................                     192
           (a)6,100   Pinnacle Holdings, Inc. ...................                     258
              5,200   SBC Communications, Inc. ..................                     254
                                                                   -----------------------
                                                                                    2,631
                                                                   -----------------------
TOTAL COMMUNICATION SERVICES ....................................                   5,695
                                                                   -----------------------
  CONSUMER CYCLICALS (8.9%)
    RETAIL (BUILDING SUPPLIES) (3.4%)
             69,000   Home Depot, Inc. ..........................                   4,731
                                                                   -----------------------
    RETAIL (GENERAL MERCHANDISE) (3.4%)
          (a)30,800   Costco Wholesale Co., Inc. ................                   2,810
             27,700   Wal-Mart Stores, Inc. .....................                   1,915
                                                                   -----------------------
                                                                                    4,725
                                                                   -----------------------
    RETAIL (SPECIALTY) (0.7%)
             21,900   Intimate Brands, Inc. .....................                     944
                                                                   -----------------------
    RETAIL (SPECIALTY/APPAREL) (0.3%)
              4,500   Tiffany & Co. .............................                     402
                                                                   -----------------------
    SERVICES (ADVERTISING/MARKETING) (1.1%)
             15,800   Omnicom Group, Inc. .......................                   1,580
                                                                   -----------------------
TOTAL CONSUMER CYCLICALS ........................................                  12,382
                                                                   -----------------------
  CONSUMER STAPLES (17.0%)
    BEVERAGES (ALCOHOLIC) (0.8%)
             15,900   Anheuser-Busch Co., Inc. ..................                   1,127
                                                                   -----------------------
    BROADCASTING (TV, RADIO, CABLE) (11.0%)
          (a)21,200   AMFM, Inc. ................................                $  1,659
          (a)47,700   AT&T Corp.-Liberty Media Group, Class A ...                   2,707
          (a)16,000   CBS Corp. .................................                   1,023
          (a)22,000   Charter Communications, Inc., Class A .....                     481
          (a)52,700   Clear Channel Communications, Inc. ........                   4,704
              1,300   Comcast Corp., Class A ....................                      62
             44,100   Comcast Corp., Class A (Special) ..........                   2,216
          (a)26,300   MediaOne Group, Inc. ......................                   2,020
           (a)5,800   Tivo, Inc. ................................                     196
           (a)3,800   TV Guide, Inc. ............................                     163
                                                                   -----------------------
                                                                                   15,231
                                                                   -----------------------
    ENTERTAINMENT (2.0%)
             39,100   Time Warner, Inc. .........................                   2,833
                                                                   -----------------------
    FOODS (0.7%)
          (a)17,500   Keebler Foods, Co. ........................                     492
              8,000   Quaker Oats, Co. ..........................                     525
                                                                   -----------------------
                                                                                    1,017
                                                                   -----------------------
    HOUSEHOLD PRODUCTS (NON-DURABLES) (1.6%)
              3,000   Estee Lauder Cos., Inc., Class A ..........                     151
             19,000   Procter & Gamble Co. ......................                   2,082
                                                                   -----------------------
                                                                                    2,233
                                                                   -----------------------
    RESTAURANTS (0.2%)
          (a)10,500   Brinker International, Inc. ...............                     252
                                                                   -----------------------
    RETAIL (FOOD CHAINS) (0.3%)
           (a)9,900   Safeway, Inc. .............................                     352
                                                                   -----------------------
    TOBACCO (0.4%)
             21,400   Philip Morris Cos., Inc. ..................                     496
                                                                   -----------------------
TOTAL CONSUMER STAPLES ..........................................                  23,541
                                                                   -----------------------
  FINANCIAL (5.0%)
    BANKS (MAJOR REGIONAL) (1.1%)
             38,400   Bank of New York Co., Inc. ................                   1,536
                                                                   -----------------------
    FINANCIAL (DIVERSIFIED) (3.3%)
             14,100   American Express Co. ......................                   2,344
             38,700   Citigroup, Inc. ...........................                   2,150
                                                                   -----------------------
                                                                                    4,494
                                                                   -----------------------
    INSURANCE (MULTI-LINE) (0.6%)
              7,700   American International Group, Inc. ........                     833
                                                                   -----------------------
TOTAL FINANCIAL .................................................                   6,863
                                                                   -----------------------
  HEALTH CARE (11.1%)
    HEALTH CARE (DIVERSIFIED) (6.6%)
              30,300   American Home Products Corp. .............                   1,195
              43,100   Bristol-Myers Squibb Co. .................                   2,767
              19,600   Johnson & Johnson ........................                   1,825
              41,400   Warner- Lambert Co. ......................                   3,392
                                                                   -----------------------
                                                                                    9,179
                                                                   -----------------------
    HEALTH CARE (DRUGS-GENERIC & OTHERS) (0.7%)
          (a)14,900   Amgen, Inc. ...............................                     895
           (a)2,200   Tularik, Inc. .............................                      71
                                                                   -----------------------
                                                                                      966
                                                                   -----------------------



    The accompanying notes are an integral part of the financial statements.


                                       4

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             EQUITY GROWTH PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

                                                                               VALUE
  SHARES                                                                       (000)
------------------------------------------------------------------------------------------
    HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS) (3.3%)
              6,200   Eli Lilly & Co. ...........................                $    412
            a)4,500   Forest Laboratories, Inc. .................                     277
             25,900   Merck & Co., Inc. .........................                   1,737
             66,900   Pfizer, Inc. ..............................                   2,170
                                                                   -----------------------
                                                                                    4,596
                                                                   -----------------------
    HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (0.5%)
             17,000   Medtronic, Inc. ...........................                     619
                                                                   -----------------------
TOTAL HEALTH CARE ...............................................                  15,360
                                                                   -----------------------
  TECHNOLOGY (29.0%)
    COMMUNICATION EQUIPMENT (7.2%)
          (a)38,900   American Tower Corp., Class A .............                   1,189

          (a)11,900   Ciena Corp. ...............................                     684
           (a)2,000   Finisar Corp. .............................                     180
           (a)8,400   JDS Uniphase Corp. ........................                   1,355
             21,600   Lucent Technologies, Inc. .................                   1,616
             26,100   Motorola, Inc. ............................                   3,843
             11,000   Nortel Networks Corp. .....................                   1,111
                                                                   -----------------------
                                                                                    9,978
                                                                   -----------------------
    COMPUTERS (HARDWARE) (1.0%)
          (a)17,400   Sun Microsystems, Inc. ....................                   1,347
                                                                   -----------------------
    COMPUTERS (NETWORKING) (6.2%)
          (a)61,200   Cisco Systems, Inc. .......................                   6,556
           (a)2,300   Cobalt Networks, Inc. .....................                     250
           (a)4,600   Inktomi Corp. .............................                     408
           (a)1,200   Juniper Networks, Inc. ....................                     408
           (a)2,300   Yahoo!, Inc. ..............................                     995
                                                                   -----------------------
                                                                                    8,617
                                                                   -----------------------
    COMPUTERS (SOFTWARE & SERVICES) (8.2%)
          (a)24,300   America Online, Inc. ......................                   1,833
           (a)2,700   Internet Capital Group, Inc. ..............                     459
          (a)18,000   Ixnet, Inc. ...............................                     542
          (a)58,700   Microsoft Corp. ...........................                   6,853
          (a)10,800   Novell, Inc. ..............................                     430
           (a)2,100   OpenTV Corp. ..............................                     169
           (a)7,950   Oracle Corp. ..............................                     891
           (a)1,100   VA Linux, Inc. ............................                     227
                                                                   -----------------------
                                                                                   11,404
                                                                   -----------------------
    ELECTRONICS (DEFENSE) (0.7%)
           (a)7,100   General Motors Corp., Class H .............                     682
           (a)6,000   Litton Industries, Inc. ...................                     299
                                                                   -----------------------
                                                                                      981
                                                                   -----------------------
    ELECTRONICS (SEMICONDUCTORS) (4.3%)
             45,200   Intel Corp. ...............................                   3,720
          (a)22,500   Maxim Intergrated Products, Inc. ..........                   1,062
             11,900   Texas Instruments, Inc. ...................                   1,153
                                                                   -----------------------
                                                                                    5,935
                                                                   -----------------------
    EQUIPMENT (SEMICONDUCTORS) (1.4%)
          (a)13,400   Applied Materials, Inc. Shares ............                   1,698
           (a)1,400   KLA-Tencor Corp. ..........................                     156
                                                                   -----------------------
                                                                                    1,854
                                                                   -----------------------
TOTAL TECHNOLOGY ................................................                  40,116
                                                                   -----------------------
  UTILITIES (0.2%)
    ELECTRIC COMPANIES (0.2%)
              9,400   Montana Power Co. .........................                     339
                                                                   -----------------------
TOTAL COMMON STOCKS (COST $98,512) ..............................                 127,193
                                                                   -----------------------
     FACE
    AMOUNT
     (000)
    ------
SHORT-TERM INVESTMENT (2.9%)
  REPURCHASE AGREEMENT (2.9%)
          $   4,064   Chase Securities, Inc., 2.60%,
                        dated 12/31/99, due 1/3/00, to be
                        repurchased at $4,065, collateralized
                        by U.S. Treasury Notes, 6.125%, due
                        12/31/01, valued at $4,152
                        (COST $4,064)............................                   4,064
                                                                   -----------------------
TOTAL INVESTMENTS (94.7%) (COST $102,576) .......................                 131,257
                                                                   -----------------------
OTHER ASSETS (5.5%)
  Receivable for Portfolio Shares Sold ....... $ 7,512
  Dividends Receivable .......................      50
  Interest Receivable ........................       1
  Other Assets ...............................       1                              7,564
                                           ------------
LIABILITIES (0.2%)
  Shareholder Reporting Expense Payable ......     (84)
  Investment Advisory Fees Payable ...........     (82)
  Professional Fees Payable ..................     (28)
  Administrative Fees Payable ................     (26)
  Custodian Fees Payable .....................     (24)
  Other Liabilities ..........................      (2)                              (246)
                                           ------------            -----------------------
NET ASSETS (100%) ...............................................                $138,575
                                                                   -----------------------
                                                                   -----------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE
Applicable to 6,823,629 outstanding $0.001 par value
shares (authorized 500,000,000 shares) ..........................                $  20.31
                                                                   -----------------------
                                                                   -----------------------
NET ASSETS CONSIST OF:
Paid in Capital .................................................                $106,056
Accumulated Net Investment Loss .................................                      (2)
Accumulated Net Realized Gain ...................................                   3,840
Net Unrealized Appreciation on Investments ......................                  28,681
                                                                   -----------------------
NET ASSETS ......................................................                $138,575
                                                                   -----------------------
                                                                   -----------------------
------------------------------------------------------------------------------------------

(a) -- Non-income producing security


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             EQUITY GROWTH PORTFOLIO

                            STATEMENT OF OPERATIONS

                                                                                  YEAR ENDED
                                                                           DECEMBER 31, 1999
                                                                                       (000)
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                          $   474
  Interest                                                                               152
                                                                                     -------
    Total Income                                                                         626
                                                                                     -------

EXPENSES:
  Investment Advisory Fees                                                               461
  Less: Fees Waived                                                                     (224)
                                                                                     -------
  Net Investment Advisory Fees                                                           237
  Administrative Fees                                                                    216
  Shareholder Reports                                                                    141
  Professional Fees                                                                       72
  Custodian Fees                                                                          41
  Directors' Fees and Expenses                                                             3
  Other                                                                                    5
                                                                                     -------
    Net Expenses                                                                         715
                                                                                     -------
NET INVESTMENT LOSS                                                                      (89)
                                                                                     -------
NET REALIZED GAIN ON:
  Investments Sold                                                                    10,216
                                                                                     -------

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                         21,026
                                                                                     -------

Net Realized Gain and Change in Unrealized Appreciation/Depreciation                  31,242
                                                                                     -------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $31,153
                                                                                     -------
                                                                                     -------
----------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                              YEAR ENDED          YEAR ENDED
                                                       DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                   (000)               (000)
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                  $    (89)             $    82
  Net Realized Gain (Loss)                                        10,216               (2,114)
  Change in Unrealized Appreciation/Depreciation                  21,026                6,719
                                                                --------              -------
  Net Increase in Net Assets Resulting from Operations            31,153                4,687
                                                                --------              -------

DISTRIBUTIONS:
  Net Investment Income                                              (76)                  --
  In Excess of Net Investment Income                                  (1)                  --
  Net Realized Gain                                               (4,145)                (211)
                                                                --------              -------
  Total Distributions                                             (4,222)                (211)
                                                                --------              -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                      65,519               45,859
  Distributions Reinvested                                         4,222                  211
  Redeemed                                                       (14,312)              (6,750)
                                                                --------              -------
  Net Increase in Net Assets Resulting from Capital
    Share Transactions                                            55,429               39,320
                                                                --------              -------
  Total Increase in Net Assets                                    82,360               43,796
                                                                --------              -------
NET ASSETS:
  Beginning of Period                                             56,215               12,419
                                                                --------              -------
End of Period (Including accumulated net investment
  loss / undistributed net investment income of $(2)
  and $72, respectively)                                        $138,575              $56,215
                                                                --------              -------
                                                                --------              -------
---------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                              3,718                3,215
    Shares Issued on Distributions Reinvested                        222                   14

    Shares Redeemed                                                 (839)                (481)
                                                                --------              -------

    Net Increase in Capital Shares Outstanding                     3,101                2,748
                                                                --------              -------
                                                                --------              -------
---------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             EQUITY GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS


                                                                 YEAR ENDED DECEMBER 31,         PERIOD FROM
                                                             -----------------------------     JANUARY 2, 1997*
                                                                  1999             1998      TO DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $15.10            $12.74           $10.00
                                                               --------           -------          -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income (Loss)                                   (0.02)             0.02             0.02
   Net Realized and Unrealized Gain                                5.93              2.43             3.27
                                                               --------           -------          -------
     Total from Investment Operations                              5.91              2.45             3.29
                                                               --------           -------          -------
DISTRIBUTIONS
   Net Investment Income                                          (0.02)               --            (0.02)
   In Excess of Net Investment Income                             (0.00)+              --               --
   Net Realized Gain                                              (0.68)            (0.09)           (0.53)
                                                               --------           -------          -------
     Total Distributions                                          (0.70)            (0.09)           (0.55)
                                                               --------           -------          -------
NET ASSET VALUE, END OF PERIOD                                   $20.31            $15.10           $12.74
                                                               --------           -------          -------
                                                               --------           -------          -------
TOTAL RETURN                                                      39.45%            19.29%           33.05%
                                                               --------           -------          -------
                                                               --------           -------          -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                              $138,575           $56,215          $12,419
Ratio of Expenses to Average Net Assets                            0.85%             0.85%            0.85%**
Ratio of Net Investment Income (Loss) to Average Net Assets       (0.11)%            0.28%            0.41%**
Portfolio Turnover Rate                                              87%              149%             172%
------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                     $0.05             $0.04            $0.07
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                  1.11%             1.31%            2.05%**
   Net Investment Loss to Average Net Assets                      (0.37)%           (0.18)%          (0.80)%**
---------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31,1999

Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. As of December 31, 1999, the Fund was comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Equity Growth Portfolio at December 31, 1999. The Portfolio seeks long- term capital appreciation by investing primarily in equity securities of U.S. and to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith, under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                DECEMBER 31,1999

in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                          FROM
                          FIRST           $500             MORE
                          $500         MILLION TO          THAN
PORTFOLIO                MILLION       $1 BILLION       $1 BILLION
---------                -------       ----------       ----------
Equity Growth .........   0.55%          0.50%            0.45%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: During December 1999, the Fund, along with an affiliated open-end fund (collectively the "Funds"), entered into a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 1999, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                  NET
    COST      APPRECIATION    DEPRECIATION   APPRECIATION
   (000)         (000)            (000)          (000)
   -----     --------------  -------------- --------------
 $102,969       $30,799         $(2,511)       $28,288

For the year ended December 31, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $116,184,629 and $69,670,268, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1999.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Universal Funds, Inc.--
Equity Growth Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--Equity Growth Portfolio (the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 2, 1997 (commencement of operations) through December 31, 1997 in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 11, 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 1999, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 9.41%.

For the year ended December 31, 1999, the Portfolio has designated a 20% long-term capital gain of approximately $1,272,000.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.


DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
   Managing Director, Morgan Stanley Dean Witter Investment
   Management Inc. and Morgan Stanley & Co.
   Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.


INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


OFFICERS
Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com\institutional\investmentmanagement.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.




                             FIXED INCOME PORTFOLIO





                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
--------------------------------------------------------------------------------
                                    [CHART]

Yankee Bonds                        (3.8%)
Other                             (-18.0%)
Agency Fixed Rate Mortgages        (56.9%)
Utilities                           (0.6%)
U.S. Treasury Securities           (19.3%)
Transportation                      (0.5%)
Telephones                          (2.8%)
Industrials                         (7.3%)
Finance                             (5.7%)
Energy                              (0.9%)
Commercial Mortgages                (0.1%)
Collateralized Mortgages
Obligations-Agency Collateral
Series                              (1.7%)
Asset Backed Corporates            (18.4%)

TOP FIVE HOLDINGS
                                                           PERCENT OF
SECURITY                       TYPE                        NET ASSETS
--------                       ----                        ----------
Federal National Mortgage      Agency Fixed Rate
Association                    Mortgages                    36.1%
Government National            Agency Fixed Rate
Mortgage Association           Mortgages                    15.0
U.S. Treasury Notes            U.S. Treasury
                               Securities                   13.1
U.S. Treasury Bond             U.S. Treasury
                               Securities                    6.2
Federal Home Loan Mortgage     Agency Fixed Rate
Corporation                    Mortgages                     5.7

PERFORMANCE COMPARED TO THE SALOMON BROAD INVESTMENT GRADE INDEX(1)
-------------------------------------------------------------------
                                      TOTAL RETURNS(2)
                           ------------------------------------
                             ONE              AVERAGE ANNUAL
                             YEAR           SINCE INCEPTION (3)
                           -------         --------------------
PORTFOLIO ..............   -1.63%                 5.29%
INDEX ..................   -0.17                  5.90

1. The Salomon Smith Barney Broad Investment Grade Index is a fixed income market capitalization-weighted index, including U.S. Treasury, agency, mortgage and investment grade (BBB or better) corporate securities with maturities of one year or longer and with amounts outstanding of at least $25 million.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                    [CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
-----------------------------------------------------------------------------------
                                        1/2/97*   12/31/97    12/31/98     12/31/99
Fixed Income Portfoliio                 $10,000    _____      ______       $11,668
Salomon Broad Investment Grade Index    $10,000    _____      ______       $11,872

* Commemcement of operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Fixed Income Portfolio seeks an above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Government and Agencies securities, corporate bonds, mortgage-backed securities, foreign bonds and other fixed income securities. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

For the year ended December 31, 1999, the Portfolio had a total return of -1.63% compared to -0.17% for the Salomon Smith Barney Broad Investment Grade Index (the "Index"). For the period from inception on January 2, 1997 through December 31, 1999, the Portfolio had an average annual total return of 5.29% compared to 5.90% for the Index. At December 31, 1999, the Portfolio had a SEC 30-Day yield of 6.58%.

Just over a year ago, many economists and financial market participants were concerned with the risks of a significant global economic slowdown and the potential for deflation as a consequence of 1998's economic and financial market turmoil.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                          INVESTMENT OVERVIEW (CONT.)

During the course of 1999, however, the rebound in the global economy, and the surprising strength of the U.S. economy in particular, once again proved that such strong consensus forecasts often are prone to error. In fact, the unexpected signs of economic strength both at home and abroad eventually created concerns regarding potential inflation risks for the U.S. economy. The result was a steady increase in interest rates last year, which adversely affected the absolute returns for bond investors. Long-maturity nominal U.S. Treasury securities -- which, ironically, were in great demand at the height of the 1998 crisis -- tended to suffer most, as evidenced by the Lehman Brothers 20+ Year Treasury Index's -10.1% total return during 1999. Meanwhile, the non-Treasury sectors, such as corporates and mortgages, performed far better than their Treasury counterparts as their attractive yield spreads provided an excellent cushion against the unfavorable effects of declining bond prices.

In terms of performance attribution, our corporate and mortgage decisions added to relative returns; in contrast, our interest-rate management activities detracted from relative performance as our above-Index interest-rate risk posture was hurt by rising interest rates.

In 1999, real interest rates were above their long-term average, eventually reaching levels not seen since late 1994, while the yield curve slope, or the difference between short- and long-term interest rates, was positive. Consequently, we followed our value signals and maintained or increased the Portfolio's above-Index level of interest-rate sensitivity throughout 1999, eventually bringing it to approximately 1.0 year above the Index by the fourth quarter. While we are disappointed that these decisions had a significant negative impact on relative performance last year, we remain very confident that our current strategy will prove to be successful. It is reasonable to expect that long-term real rates in the 4-5 percent area will have an impact on consumption and investment decisions, and that both economic growth and real interest rates will revert closer to their long-term averages, thereby allowing our above-Index interest-rate risk posture to help relative performance over a full market cycle.

Despite a great deal of interim volatility in yield spreads, 1999 saw the corporate bond market post one of its best periods of relative performance. For the year, our corporate strategy significantly contributed with positive performance, as our ability to add value through astute security selection provided returns in excess of the corporate market. During the year, we focused our security selection efforts on longer-maturity corporates, which allowed us to effectively gain more exposure to changes in corporate yield spreads because of their longer maturities. Furthermore, we focused on higher-credit quality holdings, most notably in the finance and industrial sectors. We also increased our holdings in the utility sector and decreased our yankee weighting.

Looking ahead, we are very optimistic regarding the prospects for the corporate market relative to Treasuries in 2000. Corporates continue to offer attractive yield premiums well above their long-term averages, while trends in overall credit quality remain satisfactory. In summary, we believe this remains an excellent environment in which to bear credit risk, and we are confident that our disciplined, value-driven approach toward the corporate sector should continue to be rewarding for our clients.

Like corporates, mortgages experienced a great deal of yield spread volatility in 1999. The option-adjusted yield spread (OAS) on fixed-rate current-coupon mortgage-backed narrowed markedly through the first four months of the year, widened dramatically to 1998-crisis levels by the end of August, and then narrowed appreciably again over the balance of the year. This volatility allowed us to add value through active shifts in the overall mortgage allocation. Our security selection efforts also helped performance as the Portfolio was primarily invested in discount pass-throughs during the year, thereby keeping prepayment risk in line with the Index despite the large overweight position.

Presently, mortgages continue to offer compelling value in a stable prepayment environment with little net new supply. As is typical of the Portfolio, while overall performance will be fairly insensitive to unexpected prepayment surprises, the movement of yield spreads will have a significant performance impact. Given the significant yield advantage of mortgages compared to Treasuries, however, mortgages offer attractive value even in a stable yield spread environment.

For all of 1999, the extraordinary opportunities in dollar-denominated corporate and mortgage securities made these instruments far more attractive than highly-rated non-dollar alternatives. For this reason, we elected to maintain no opportunistic exposure to non-dollar investments within the Portfolio last year.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                          INVESTMENT OVERVIEW (CONT.)


In summary, our disciplined, value-based approach toward bearing credit risk and prepayment risk -- the key risks uniquely associated with corporate and mortgage securities, respectively -- enabled the Portfolio to benefit in a very material manner compared to Treasury securities last year. The timing and quality of the cash flows of the corporate and mortgage securities that we follow have been as good as, or better than, expected, and that the outlook for the non-Treasury sectors continues to be very constructive at this time. At the same time, we are disappointed that our interest-rate risk decisions detracted from relative performance this year. Nevertheless, we remain very confident in our disciplined value approach toward bearing interest-rate risk, and we pledge our ongoing efforts to capture the great values inherent in all of the Portfolio's various strategies in the current environment and through the balance of 2000.

January 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                            STATEMENTS OF NET ASSETS
                               DECEMBER 31, 1999

  FACE
 AMOUNT                                                         VALUE
  (000)                                                         (000)
-----------------------------------------------------------------------
FIXED INCOME SECURITIES (118.0%)
  AGENCY FIXED RATE MORTGAGES (56.9%)
$    33      BA Mortgage Securities, Inc., Series
               97-1 A2 (Floating Rate), 6.09%,
               09/25/2027 .................................... $    33
             Federal Home Loan Mortgage Corporation
             Conventional Pools:
    152        10.00%, 10/01/2010 - 12/01/2019 ...............     163
     42        10.50%, 01/01/2010 - 05/01/2019 ...............      45
    189        11.50%, 10/01/2015 - 05/01/2019 ...............     211
     65        1710-D (Floating Rate) 6.09%, .................      65
               06/15/2020
             Gold Pools:
    103        9.50%, 12/01/2022 .............................     110
     95        10.00%, 06/01/2017 ............................     103
             February TBA:
  3,575        6.00%, 02/01/2030 .............................   3,273
             Federal National Mortgage Association:
             Conventional Pools:
    110        98-22 FA REMIC (Floating Rate)
               5.87%, 04/18/2028 .............................     109
    101        97-70 FA REMIC (Floating Rate)
               5.95%, 07/18/2020 .............................     101
  8,420        6.00%, 04/01/2027 - 01/01/2030 ................   7,703
     53        9.50%, 11/01/2021 .............................      56
    280        10.00%, 09/01/2010 - 05/01/2022 ...............     302
     11        10.50%, 01/01/2016 ............................      12
    685        11.00%, 03/01/2019 - 11/01/2020 ...............     763
     40        11.50%, 11/01/2019 ............................      45
     17        12.00%, 11/01/2011 - 09/01/2012 ...............      20
     17        13.00%, 10/01/2015 ............................      19
             January TBA:
  1,000        6.00%, 01/01/2030 .............................     915
             February TBA:
 15,325        6.00%, 02/01/2030 .............................  14,013
  1,200        6.50%, 02/01/2030 .............................   1,130
             Various Pool:
     60        9.00%, 01/15/2025 .............................      63
             Government National Mortgage Association
             Adjustable Rate Mortgages:
    360        6.00%, 08/20/2027 .............................     362
    196        6.125%, 12/20/2025 ............................     197
     76        6.375%, 03/20/2025 ............................      77
    260        6.875%, 05/20/2025 ............................     261
             February TBA:
  6,300        7.00%, 02/15/2030 .............................   6,076
             Various Pools:
    248        2.56%, 07/20/2027 - 09/16/2027 ................     249
    518        3.19%, 06/20/2025 - 08/16/2029 ................     520
     89        6.875%, 04/20/2025 - 06/20/2025 ...............      90
    370        7.00%, 03/20/2025 - 07/20/2025 ................     372
    265        9.00%, 11/15/2017 .............................     280
  1,234        10.00%, 11/15/2009 - 08/15/2021 ...............   1,333
    322        10.50%, 09/15/2017 - 06/15/2022 ...............     351
    206        11.00%, 12/15/2009 - 04/15/2020 ...............     230
     29        11.50%, 02/15/2013 - 09/15/2015 ...............      32
     65        12.00%, 12/15/2012 - 06/15/2015 ...............      74
                                                              --------
                                                                39,758
                                                              --------

  ASSET BACKED CORPORATE (18.4%)
             Advanta Mortgage Loan Trust, Series
     30          97-4 A2 6.53%, 09/25/2012 ...................      30
               Arcadia Automobile Receivables
                 Trust, Series
     60          97-D A3 6.20%, 05/15/2003 ...................      60
    119          98-A A3 5.90%, 11/15/2002 ...................     119
               Banc One Home Equity Trust, Series 99-1
                 Class A1
    121          6.06%, 04/25/2012 ...........................     120
               BankBoston Home Equity Loan Trust,
     73          Series 98-2 A1 6.28%, 11/25/2010 ............      72
               BMW Vehicle Owner Trust 6.16%,
    300          12/25/2001 ..................................     299
               Centex Home Equity, Series 99-2 A1
    198          5.91%, 04/25/2019 ...........................     195
               Centex Home Equity, Series A1
    137          6.07%, 03/25/2018 ...........................     136
               Chevy Chase Auto Receivables Trust, Series
     27          97-4 A 6.25%, 06/15/2004 ....................      27
               COMED Transitional Funding Trust, Series
     45          98-1 A 15.38%, 03/25/2002 ...................      45
               Contimortgage Home Equity Loan Trust,
                 Series 98-2 A2B PAC
     10          5.21%, 03/15/2013 ...........................      10
               Daimler-Benz Auto Grantor Trust, Series
     13          97-A A 6.05%, 03/31/2005 ....................      13
               Daimler-Benz Vehicle Trust, Series
     97          1998-A A2 5.23%, 12/20/2001 .................      97
               Daimler-Benz Vehicle Trust
    700          5.16%, 12/20/2007 ...........................     690
               EQCC Home Equity Loan Trust
    399          6.548%, 04/25/2010 ..........................     396
    202          99-2 A1F 6.05%, 01/25/2010 ..................     200
               EQCC Home Equity Loan Trust, Series
    169          99-1 A1F 5.77%, 03/20/2029 ..................     168
               First Security Auto Grantor Trust, Series
     88          1998-A A 5.97%, 04/15/2004 ..................      87
    224          97-B A 6.14%, 04/15/2003 ....................     223
               First Security Auto Owner Trust,
               Series 99- 2 A2
    218          5.492%, 05/15/2002 ..........................     217
               First Security Series 98-1 Class A2
    139          5.182%, 06/15/2001 ..........................     138

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                        STATEMENTS OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

  FACE
 AMOUNT                                                         VALUE
  (000)                                                         (000)
-----------------------------------------------------------------------
  ASSET BACKED CORPORATE  (CONT.)
             Ford Auto Owner Trust
$   600        5.77%, 11/15/2001 ............................. $   597
             Ford Credit Auto Owner Trust
    660        5.85%, 10/15/2001 .............................     658
    575        6.20%, 04/15/2002 .............................     573
     31        97-B A3 6.05%, 03/15/2001 .....................      31
             Ford Credit Auto Owner Trust 1999 B A3
    500        5.47%, 09/15/2001 .............................     498
             General Motors Acceptance Corp., Series
     66        97-A A 6.50%, 04/15/2002 ......................      66
             Green Tree Financial Corp., Series
     77        98-E HI A1 5.907%, 12/15/2024 .................      76
    247        99-1 A1 5.60%, 03/01/2030 .....................     243
    145        99-A A1 5.59%, 02/15/2013 .....................     144
             Green Tree Financial Corp., Series
    350        99-3 A2 5.51%, 02/01/2031 .....................     347
             Green Tree Home Equity Loan Trust, Series
    147        98-A A2 6.04%, 06/15/2029 .....................     147
    325        99- CA1 5.99%, 08/15/2025 .....................     324
             Green Tree Lease Finance, Series
     92        97-1 A3 6.17%, 09/20/2005 .....................      92
             Harley-Davidson Eaglemark Motocycle
    338        6.22%, 02/15/2004 .............................     336
             Harley-Davidson Eaglemark
               Motorcycle Trust, Series
     70        98-3 A1 5.41%, 03/15/2003 .....................      70
    160        99-1 A1 5.25%, 07/15/2003 .....................     158
             Honda Auto Receivables Grantor Trust, Series
     70        97-A A 5.85%, 02/15/2003 ......................      70
     90        97-B A 5.95%, 05/15/2003 ......................      90
             Honda Auto Receivables Owner Trust,
               Series 99-1 A2
    164        5.186%, 06/16/2001 ............................     163
             Household Home Equity Loan
    330        6.83%, 12/20/2016 .............................     329
             IMC Home Equity Loan Trust, Series
    174        98-1 A 2 6.31%, 12/20/2012 ....................     174
             IndyMac Home Equity Loan, Series
     58        98-A A 1 5.724%, 09/25/2020 ...................      58
             Mmca Automobile Trust
    419        6.30%, 06/15/2002 .............................     418
             Navistar Financial Corp. Owner Trust
    250        99-A A2 5.55%, 02/15/2002 .....................     249
             New Holland Equipment Receivables Trust
 (e)350        6.39%, 10/15/2002 .............................     349
             Nissan Auto Receivables Grantor Trust
    298        5.45%, 04/15/2004 .............................     294
    400        6.12%, 09/15/2003 .............................     399
             Nissan Auto Receivables Grantor
               Trust, Series
    128        97-A A 6.15%, 02/17/2003 ......................     128
             Option One Mortgage Loan Trust, Series
    191        99 2 A1 5.88%, 05/25/2029 .....................     190
             Premier Auto Trust
    384        5.28%, 11/08/2001 .............................     382
             Premier Auto Trust, Series 99-3 A2
    500        5.82%, 02/08/2002 .............................     498
             Residential Funding Mortgage
               Securities Co., Inc., Series 98-HI2 A1
     11        5.696%, 02/25/2010 ............................      11
             Salomon Brothers Mortgage
               Securities, Series
     64        98-NC7 A1 6.063%, 12/25/2028 ..................      63
             Toyota Auto Receivables Owner Trust
    550        5.80%, 12/17/2001 .............................     548
             UCFC Home Equity Loan, 98- C A1
               (Floating Rate)
     60        5.65%, 12/15/2012 .............................      60
             UCFC Home Equity Loan, Series
     87        97-D A2 6.475%, 06/15/2012 ....................      86
             UCFC Home Equity Loan, Series
      9        98-B A1 (Floating Rate) 5.65%, 06/15/2010 .....       9
             WFS Financial Owner Trust
    275        5.833%, 04/20/2002 ............................     274
             WFS Financial Owner Trust, Series
     40        97-C A3 6.01%, 03/20/2002 .....................      40
             WFS Financial Owner Trust, Series
     81        97-D A3 6.25%, 03/20/2002 .....................      80
             WFS Financial Owner Trust, Series
    158        98-C A2 5.524%, 08/20/2001 ....................     157
             World Omni Automobile Lease
               Securitization Corp., Series 97-B A2
     56        6.08%, 11/15/2003 .............................      56
                                                              --------
                                                                12,877
                                                              --------

  COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY
   COLLATERAL SERIES (1.7%)
             Federal Home Loan Mortgage Corporation
     76        1381 SB Inv Fl IO REMIC
               11.02%, 10/15/2007 ............................      14
    250        1983-IB IO 8.00%, 08/15/2027 ..................      74
             Federal National Mortgage Association
    162        8.00%, 11/01/2026 .............................      49
    261        186 IO 8.00%, 08/01/2027 ......................      81
    384        191 IO 8.00%, 01/01/2028 ......................     120
    146        281 2 IO 9.00%, 11/01/2026 ....................      41
    295        291 2 IO 8.00%, 11/01/2027 ....................      92
      6        96-14 PC PO 2.56%, 12/25/2023 .................       3
             Fannie Mae1999 42 SA
  2,638        3.20, 10/25/2028 ..............................     122
             Fannie Mae Strip 296 2
    449        8.00%, 04/01/2024 .............................     135

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                        STATEMENTS OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

  FACE
 AMOUNT                                                         VALUE
  (000)                                                         (000)
-----------------------------------------------------------------------
  COLLATERALIZED MORTGAGE OBLIGATIONS- AGENCY COLLATERAL SERIES (CONT.)
             Government National Mortgage
               Association
$ 1,000        97-14 SB IO 2.69%, 09/16/2027 ................. $    70
  1,440        99-30 SB IO 3.43%, 08/16/2029 .................      99
    850        97-13 SB IO 7.00%, 09/16/2027 .................      60
  1,650        IO 2.75%, 12/16/2029 ..........................      96
  2,000        IO 2.60%, 11/16/2029 ..........................      90
                                                              --------
                                                                 1,146
                                                              --------
  COMMERCIAL MORTGAGES (0.1%)
             American Southwest Financial
               Securities Corp., Series 93-2 A1
     68        7.30%, 01/18/2009 .............................      67
             Asset Securitization Corp., Series
    243        97-D5 PS1 IO 1.40%, 02/14/2041 ................      21
                                                              --------
                                                                    88
                                                              --------
  ENERGY (0.9%)
             CMS Energy Corp.
    230        7.50%, 01/15/2009 .............................     210
             Conoco, Inc.
    315        6.95%, 04/15/2029 .............................     284
             Tennessee Gas Pipeline Co.
     85        7.00%, 10/15/2028 .............................      75
             El Paso Energy Corp.
     80        6.75%, 05/15/2009 .............................      75
                                                              --------
                                                                   644
                                                              --------

  FINANCE (5.7%)
             Banc One Corp.
    100        7.625%, 10/15/2026 ............................      96
     65        8.00%, 04/29/2027 .............................      65
             BankAmerica Corp.
     75        6.25%, 04/01/2008 .............................      69
             BT Preferred Capital Trust, Series II
    140        7.875%, 02/25/2027 ............................     127
             Chase Manhattan Corp.
    215        7.00%, 11/15/2009 .............................     207
             EOP Operating LP
    100        6.763%, 06/15/2007 ............................      93
    165        7.50%, 04/19/2029 .............................     145
             Equitable Cos., Inc.
     90        6.50%, 04/01/2008 .............................      84
             Equitable Life Assurance Society of the U.S.,
 (e)250        Series 1A 6.95%, 12/01/2005 ...................     242
             Farmers Exchange Capital
 (e)360        7.05%, 07/15/2028 .............................     308
             Goldman Sachs Group, L.P.
 (e)130        6.50%, 02/25/2009 .............................     119
             GS Escrow Corp.
    300        7.125%, 08/01/2005 ............................     267
             Hartford Life Inc.
    155        7.65%, 06/15/2027 .............................     150
             Household Finance Corp.
    230        5.875%, 02/01/2009 ............................     203
             Merrill Lynch & Co., Inc.
    145        6.50%, 07/15/2018 .............................     126
             Nationsbank Corp.
    210        6.80%, 03/15/2028 .............................     184
             Nationwide Mutual Life Insurance Co.
 (e)150        7.50%, 02/15/2024 .............................     133
             New England Mutual
 (e)280        7.875%, 02/15/2024 ............................     275
             PNC Funding Corp.
    160        6.125%, 02/15/2009 ............................     144
    160        7.50%, 11/01/2009 .............................     158
             Prime Property Funding, II
  (e)95        7.00%, 08/15/2004 .............................      92
             Prudential Insurance Co.
 (e)300        8.30%, 07/01/2025 .............................     309
             Washington Mutual Capital
    115        8.375%, 06/01/2027 ............................     110
             Washington Mutual, Inc.
     90        8.206%, 02/01/2027 ............................      85
             World Financial Properties
 (e)235        6.91%, 09/01/2013 .............................     221
                                                              --------
                                                                 4,012
                                                              --------
  Industrials (7.3%)
             Albertson's Inc.
    215        7.45%, 08/01/2029 .............................     205
             American Standard Cos.
     60        7.375%, 04/15/2005 ............................      56
             Columbia/HCA Healthcare Corp.
     80        7.19%, 11/15/2015 .............................      64
     75        7.50%, 12/15/2023 .............................      61
     70        7.58%, 09/15/2025 .............................      57
     95        7.69%, 06/15/2025 .............................      78
     50        8.70%, 02/10/2010 .............................      48
     25        9.00%, 12/15/2014 .............................      24
             Continental Airlines, Series
     66        97-1 A 7.461%, 04/01/2015 .....................      64
             CSC Holdings, Inc.
     70        7.25%, 07/15/2008 .............................      66
    100        7.875%, 12/15/2007 ............................      99
             Delphi Automotive Sysytems
    205        7.125%, 05/01/2029 ............................     181
             DR Structured Finance, Series
     71        93-K1 A1 6.66%, 08/15/2010 ....................      62
     10        94-K2 A2 9.35%, 08/15/2019 ....................       9
             Federated Department Stores, Inc.
    240        6.90%, 04/01/2029 .............................     209
             Florida Windstorm
 (e)230        7.125%, 02/25/2019 ............................     213

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                        STATEMENTS OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

  FACE
 AMOUNT                                                         VALUE
  (000)                                                         (000)
-----------------------------------------------------------------------
  INDUSTRIALS (CONT.)
             Ford Motor Co.
$    285       6.625%, 10/01/2028 ............................ $   248
             Host Marriott L.P.
     205       8.375%, 02/15/2006 ............................     192
             International Game Technology
     150       8.375%, 05/15/2009 ............................     144
             Kmart Funding Corp., Series F
     260       8.80%, 07/01/2010 .............................     249
             Kroger Co.
     230       8.00%, 09/15/2029 .............................     225
             Lenfest Communications, Inc.
      90       7.625%, 02/15/2008 ............................      88
     265       8.375%, 11/01/2005 ............................     270
             Lockheed Martin Co.
     210       7.95%, 12/01/2005 .............................     209
             Lowe's Companies Inc.
     175       6.50%, 03/15/2029 .............................     148
      95       6.875%, 02/15/2028 ............................      84
             Monsanto Co.
  (e)355       6.60%, 12/01/2028 .............................     309
             News America, Inc.
     120       7.28%, 06/30/2028 .............................     107
      30       7.75%, 02/01/2024 .............................      28
     120       8.875%, 04/26/2023 ............................     127
             Oxymar
  (e)100       7.50%, 02/15/2016 .............................      72
             Rhone-Poulenc Rorer, Inc., Series 92-A 3
  (n)160       8.62%, 01/05/2021 .............................     154
             Saks, Inc.
     115       7.375%, 02/15/2019 ............................      99
             Scotia Pacific Co., LLC
     165       7.71%, 01/20/2014 .............................     116
             Sun Microsystems, Inc.
     110       7.65%, 08/15/2009 .............................     110
             Tenet Healthcare Corp.
     100       8.00%, 01/15/2005 .............................      96
             Tenet Healthcare Corp., Series B
      90       7.625%, 06/01/2008 ............................      83
             Time Warner Cos., Inc.
     240       7.57%, 02/01/2024 .............................     229
             USA Waste Services
     170       7.00%, 07/15/2028 .............................     127
             Waste Management, Inc.
   (e)90       7.375%, 05/15/2029 ............................      71
                                                              --------
                                                                 5,081
                                                              --------

  TELEPHONES (2.8%)
             AT&T Corp.
     390       6.50%, 03/15/2029 .............................     335
             Global Crossing Holding Ltd.
  (e)215       9.125%, 11/15/2006 ............................     212
             GTE Corp.
     225       6.94%, 04/15/2028 .............................     204
             Intermedia Communications, Inc., Series
   (n)20       0.00%, 05/15/2006 .............................      18
      90       B 8.50%, 01/15/2008 ...........................      82
             Intermedia Communications, Series
     135       B 8.60%, 06/01/2008 ...........................     124
             MCI Worldcom, Inc.
     340       6.95%, 08/15/2028 .............................     309
             Nextel Communications, Inc.
   (e)70       9.375%, 11/15/2009 ............................      69
  (n)240       0.00%, 09/15/2007 .............................     180
             Qwest Communications International,Inc.,
               Series B
  (n)150       0.00%, 02/01/2008 .............................     116
     105       7.50%, 11/01/2008 .............................     102
             U.S. West Cap Funding, Inc.
  (e)240       6.875%, 08/15/2001 ............................     239
                                                              --------
                                                                 1,990
                                                              --------

  TRANSPORTATION (0.5%)
             Continental Airlines, Series
     122       98-1 A 6.648%, 09/15/2017 .....................     111
     115       99-1 A 6.545%, 08/02/2020 .....................     104
             Union Pacific Corp.
      85       6.625%, 02/01/2008 ............................      79
             Union Pacific Resources Corp., Series E
      75       6.79%, 11/09/2007 .............................      71
                                                              --------
                                                                   365
                                                              --------

  U.S. TREASURY SECURITIES (19.3%)
             U.S. Treasury Bond
(j)3,550       8.75%, 08/15/2020 .............................   4,301
             U.S. Treasury Note
     750       4.50%, 01/31/2001 .............................     737
   1,000       6.25%, 01/31/2002 .............................   1,000
   3,250       7.50%, 02/15/2005 .............................   3,390
             U.S. Treasury Note (Inflation Indexed)
    1,067      3.375%, 01/15/2007 ............................   1,005
      754      3.625%, 07/15/2002 - 01/15/2008 ...............     739
             W/I United States Treasury Note
    2,350      6.00%, 08/15/2009 .............................   2,276
                                                              --------
                                                                13,448
                                                              --------
  UTILITIES (0.6%)
             Edison Mission Funding Corp.
  (e)100       7.33%, 09/15/2008 .............................      96
   (e)75       7.73%, 06/15/2009 .............................      74
             Midwest Energy Inc.
   (e)120      9.375%, 10/15/2029 ............................     125

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                        STATEMENTS OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

  FACE
 AMOUNT                                                         VALUE
  (000)                                                         (000)
-----------------------------------------------------------------------
  UTILITIES (CONT.)
             Southern Energy
$  (e)135      7.90%, 07/15/2009 ............................. $   131
                                                              --------
                                                                   426
                                                              --------

  YANKEE (3.8%)
             Abbey National plc
      205      7.95%, 10/26/2029 .............................     205
             Ahold Finance USA, Inc.
      200      6.875%, 05/01/2029 ............................     175
             Empresa Nacional Electricidad
       80      7.325%, 02/01/2037 ............................      73
             Glencore Nickel Property Ltd.
      125      9.00%, 12/01/2014 .............................     106
             Grupo Minero Mexicano S.A. de CV, Series A
      125      8.25%, 04/01/2008 .............................     103
             Hutchison Whampoa Financial, Series B
   (e)200      7.45%, 08/01/2017 .............................     179
             Hypovereinsbank
   (e)135      8.741%, 06/30/2031 ............................     133
             Hyundai Semiconductor
   (e)210      8.625%, 05/15/2007 ............................     176
             Multicanal S.A., Series C
       50      10.50%, 04/15/2018 ............................      39
             Multicanal S.A.
       75      13.125%, 04/15/2009 ...........................      73
             Oil Purchase Co. II
   (e)167      10.73%, 01/31/2004 ............................     165
             Orange Digital plc
      150      8.75%, 06/01/2006 .............................     156
             Petrozuata Finance, Inc.
   (e)115      8.22%, 04/01/2017 .............................      84
             Ras Laffan Liquefied Natural Gas Co.
   (e)275      8.294%, 03/15/2014 ............................     259
             Republic of Argentina
      170      11.75%, 04/07/2009 ............................     169
             Republic of Colombia
      180      8.70%, 02/15/2016 .............................     140
             United Mexican States Par Bond
      500      6.25%, 12/31/2019 .............................     393
                                                              --------
                                                                 2,628
                                                              --------
TOTAL FIXED INCOME SECURITIES (COST $84,622) .................  82,463
                                                              --------
SHORT-TERM INVESTMENT (17.7%)
  REPURCHASE AGREEMENT (17.7%)
   12,393      Chase Securities, Inc., 2.60%, dated
               12/31/99, due 1/3/00, to be repurchased
               at $12,396, collateralized by U.S. Treasury
               Notes, 6.125%, due 12/31/01, valued at
               $12,649 (COST $12,393) ........................  12,393
                                                              --------
Total Investments (135.7%) (COST $97,015) ....................  94,856
                                                              --------
                                                               AMOUNT
                                                                (000)
----------------------------------------------------------------------
OTHER ASSETS (1.3%)
  Cash .....................................  $    4
  Interest Receivable ......................     816
  Receivable for Portfolio Shares Sold .....      53
  Other Assets .............................       1         $    874
                                              ------
LIABILITIES (37.0%)
  Payable for Investments Purchased ........ (25,771)
  Professional Fees Payable ................     (19)
  Director's Fees and Expenses Payable .....     (16)
  Payable for Daily Variation Margin
    on Futures Contracts ...................     (14)
  Investment Advisory Fees Payable .........      (7)
  Custodian Fees Payable ...................      (6)
  Payable for Portfolio Shares Redeemed ....      (1)
  Administrative Fees Payable ..............      (1)
  Other Liabilities ........................     (30)         (25,865)
                                             --------       ---------
NET ASSETS (100%) ......................................     $ 69,865
                                                            ---------
                                                            ---------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE
  Applicable to 6,948,584 outstanding $0.001 par
     value shares (authorized 500,000,000 shares) ......     $  10.05
                                                            ---------
                                                            ---------

NET ASSETS CONSIST OF:
Paid in Capital ........................................     $ 73,420
Accumulated Net Realized Loss ..........................       (1,311)
Unrealized Depreciation on Investments and
  Futures Contracts ....................................       (2,244)
                                                            ---------
                                                            ---------

NET ASSETS                                                   $ 69,865
                                                            ---------
                                                            ---------

----------------------------------------------------------------------
Substantially all of the Portfolio's securities are pledged as collateral for TBA securities.

(e)    -- 144A Security -- certain conditions for public sale may exist.
(j) -- This security was pledged to cover margin requirements for futures contracts.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1999. Maturity date disclosed is the ultimate maturity date.
IO     -- Interest Only
PAC    -- Planned Amortization Class
PO     -- Principal Only
REMIC  -- Real Estate Mortgage Investment Conduit
TBA    -- Security is subject to delayed delivery. See Note A4 to Financial
          Statements.

Floating Rate Security -- Interest rate changes on these instruments are based on changes in designated base rate. The rates shown are those in effect on December 31, 1999.
Inflation Indexed Security -- Security includes principal adjustment feature in which par amount adjusts with the Consumer Price Index to insulate bonds from the effects of inflation. The face amount shown is that in effect on December 31, 1999.

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                        STATEMENTS OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999


FUTURES CONTRACTS:
At December 31, 1999, the following futures contracts were open:

                                                                          UNREALIZED
                                         NOTIONAL                        APPRECIATION
                        NUMBER OF         AMOUNT         EXPIRATION      (DEPRECIATION)
                        CONTRACTS         (000)             DATE             (000)
                       -----------      ----------       ----------      --------------
LONG:
U.S. Treasury 2
   Year Note                25         U.S.$4,993          Mar-2000      U.S.$(27)
U.S. Treasury 5
   Year Note                15              1,490          Mar-2000           (20)
U.S. Treasury Long
   Bond                     31              2,912          Mar-2000           (93)
SHORT:
U.S. Treasury 10
   Year Note                30              2,931          Mar-2000            55
                                                                         --------
                                                                         U.S.$(85)
                                                                         --------
                                                                         --------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                            STATEMENT OF OPERATIONS

                                                                                                                YEAR ENDED
                                                                                                         DECEMBER 31, 1999
                                                                                                                     (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                                         $ 3,680
                                                                                                                   -------
EXPENSES:
  Investment Advisory Fees                                                                                             218
  Less: Fees Waived                                                                                                   (140)
                                                                                                                   -------
  Net Investment Advisory Fees                                                                                          78
  Administrative Fees                                                                                                  141
  Shareholder Reports                                                                                                   91
  Professional Fees                                                                                                     52
  Custodian Fees                                                                                                        13
  Directors' Fees and Expenses                                                                                           1
  Other                                                                                                                  5
                                                                                                                   -------
    Net Expenses                                                                                                       381
                                                                                                                   -------
NET INVESTMENT INCOME                                                                                                3,299
                                                                                                                   -------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                                  (1,066)
  Futures Contracts                                                                                                   (383)
    Net Realized Loss                                                                                               (1,449)
                                                                                                                   -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                                       (2,512)
  Futures Contracts                                                                                                    (91)
                                                                                                                   -------
    Change in Unrealized Appreciation/Depreciation                                                                  (2,603)
                                                                                                                   -------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation                                                (4,052)
                                                                                                                   -------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $  (753)
                                                                                                                   -------
                                                                                                                   -------
--------------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED              YEAR ENDED
                                                                                 DECEMBER 31, 1999       DECEMBER 31, 1998
                                                                                             (000)                   (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                    $ 3,299                 $ 1,477
  Net Realized Gain (Loss)                                                                  (1,449)                    375
  Change in Unrealized Appreciation/Depreciation                                            (2,603)                    209
                                                                                           -------                 -------
  Net Increase (Decrease) in Net Assets Resulting from Operations                             (753)                  2,061
                                                                                           -------                 -------
DISTRIBUTIONS
  Net Investment Income                                                                     (3,146)                 (1,454)
  In Excess of Net Investment Income                                                            --                     (30)
  Net Realized Gain                                                                             --                    (332)
  In Excess of Net Realized Gain                                                                (8)                   (157)
                                                                                           -------                 -------
  Total Distributions                                                                       (3,154)                 (1,973)
                                                                                           -------                 -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                32,395                  31,577
  Distributions Reinvested                                                                   3,154                   1,973
  Redeemed                                                                                  (5,133)                 (3,042)
                                                                                           -------                 -------
  Net Increase in Net Assets Resulting from Capital Share Transactions                      30,416                  30,508
                                                                                           -------                 -------
  Total Increase in Net Assets                                                              26,509                  30,596
                                                                                           -------                 -------
NET ASSETS:
  Beginning of Period                                                                       43,356                  12,760
                                                                                           -------                 -------
  End of Period (Including undistributed net investment income of $0 and $0,               $69,865                 $43,356
  respectively)                                                                            -------                 -------
                                                                                           -------                 -------
--------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                        3,072                   2,919
    Shares Issued on Distributions Reinvested                                                  312                     185
    Shares Redeemed                                                                           (486)                   (279)
                                                                                           -------                 -------
    Net Increase in Capital Shares Outstanding                                               2,898                   2,825
                                                                                           -------                 -------
                                                                                           -------                 -------
--------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             FIXED INCOME PORTFOLIO

                              FINANICAL HIGHLIGHTS

                                                                YEAR ENDED DECEMBER 31,       PERIOD FROM
                                                                -----------------------     JANUARY 2, 1997*
                                                                1999           1998       TO DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $10.70         $10.41          $10.00
                                                                ------        -------         -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                           0.50           0.37            0.46
  Net Realized and Unrealized Gain (Loss)                        (0.67)          0.45            0.53
                                                                ------        -------         -------
    Total from Investment Operations                             (0.17)          0.82            0.99
                                                                ------        -------         -------
DISTRIBUTIONS
  Net Investment Income                                          (0.48)         (0.36)          (0.45)
  In Excess of Net Investment Income                                --          (0.01)             --
  Net Realized Gain                                                 --          (0.11)          (0.13)
  In Excess of Net Realized Gain                                 (0.00)+        (0.05)             --
                                                                ------        -------         -------
    Total Distributions                                          (0.48)         (0.53)          (0.58)
                                                                ------        -------         -------
NET ASSET VALUE, END OF PERIOD                                  $10.05         $10.70          $10.41
                                                                ------        -------         -------
                                                                ------        -------         -------
TOTAL RETURN                                                     (1.63)%         7.90%           9.93%
                                                                ------        -------         -------
                                                                ------        -------         -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                              $69,865        $43,356         $12,760
Ratio of Expenses to Average Net Assets                           0.70%          0.70%           0.70%**
Ratio of Net Investment Income to Average Net Assets              6.06%          5.37%           5.66%**
Portfolio Turnover Rate                                            100%           117%            185%
------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                     $0.02          $0.02           $0.08
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                  0.96%          1.04%           1.71%**
  Net Investment Income to Average Net Assets                     5.80%          5.03%           4.65%**
--------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

Morgan Stanley Dean Witter Universal Funds, Inc., (formerly Morgan Stanley Universal Funds, Inc.), (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1999, the Fund was comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Fixed Income Portfolio. The Portfolio seeks an above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of U.S. Government and Agencies securities, corporate bonds, mortgage-backed securities, foreign bonds and other fixed income securities. The Portfolio's average weighted maturity will ordinarily exceed five years and will usually be between five and fifteen years.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Certain Portfolios may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, a Portfolio may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it establishes either a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on the Portfolio.

5. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provided for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

6. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Miller Anderson & Sherrerd LLP ("MAS"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                           FROM
                                           $500
                               FIRST      MILLION        MORE
                               $500         TO           THAN
PORTFOLIO                     MILLION   $1 BILLION    $1 BILLION
---------                     -------   ----------    ----------
Fixed Income                   0.40%       0.35%        0.30%


MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.70%.

C. ADMINISTRATOR: Morgan Stanley Dean Witter Investment Management, Inc. (the "Administrator"), wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: During December 1999, the Fund, along with an affiliated open-end fund (collectively the "Funds"), entered into a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 1999, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                        NET
 COST                APPRECIATION    DEPRECIATION   DEPRECIATION
(000)                   (000)           (000)          (000)
------               ------------    ------------   ------------
$97,016                 $225          $(2,385)       $(2,160)

For the year ended December 31, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $102,042,000 and $66,739,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1999.

At December 31, 1999, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2007 of approximately $1,298,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 1999, the Portfolio intends to defer January 1, 2000 for U.S. Federal income tax purposes, post-October capital losses of $96,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDANT ACCOUNTANTS


To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Universal Funds, Inc.--
Fixed Income Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--Fixed Income Portfolio (the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 2, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 11, 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 1999, the Portfolio has designated a 20% long-term capital gain of approximately $8,000.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
         Chairman and Director, Morgan Stanley Dean Witter
         Investment Management Inc. and Morgan Stanley Dean
         Witter Investment Management Limited; Managing
         Director, Morgan Stanley & Co. Incorporated
Michael F. Klein
DIRECTOR AND PRESIDENT
         Managing Director, Morgan Stanley Dean Witter Investment
         Management Inc. and Morgan Stanley & Co. Incorporated
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

OFFICERS
Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

-------------------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUND, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE www.msdw.com\institutional\investmentmangagement.

                             GLOBAL EQUITY PORTFOLIO






                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                             GLOBAL EQUITY PORTFOLIO

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
--------------------------------------------------------------------------------
                                    [CHART]

Australia        (1.6%)
Belgium          (0.8%)
Canada           (2.1%)
Denmark          (0.5%)
Hong Kong        (0.9%)
France           (8.8%)
Germany          (5.1%)
Ireland          (2.4%)
Italy            (3.8%)
Japan           (10.0%)
Netherlands      (3.3%)
Portugal         (0.5%)
Spain            (3.8%)
Sweden           (1.0%)
Switzerland      (7.3%)
United Kingdom  (10.7%)
United States   (28.8%)
Other            (8.6%)

TOP FIVE HOLDINGS
                                                       PERCENT OF
SECURITY                            COUNTRY            NET ASSETS
-------                            ----------          ----------
Nippon Telephone & Telegraph       Japan                  3.0%
Cie Financiere Richemont           Switzerland            2.9
Nestle SA                          Switzerland            2.6
Total Fina SA                      France                 2.5
Telefonica SA                      Spain                  2.4

TOP FIVE SECTORS
                                   VALUE                   PERCENT OF
SECTOR                             (000)                   NET ASSETS
-------                            -----                   ----------
Consumer Goods                     $13,813                     28.2%
Services                            10,597                     21.7
Finance                              8,716                     17.8
Materials                            4,498                      9.2
Energy                               4,156                      8.5

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI) WORLD INDEX(1)
--------------------------------------------------------------------------------
                                                   TOTAL RETURNS(2)
                                        ---------------------------------------
                                              ONE             AVERAGE ANNUAL
                                             YEAR           SINCE INCEPTION(3)
                                        --------------      ------------------
Portfolio..............................     4.10%                12.37%
Index .................................    24.94                 21.96

1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region
   (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                     [CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              1/2/97*     12/31/97     12/31/98     12/31/99
Global Equity Portfolio       $10,000      _____        _____        $518,124

MSCI World Index              $10,000      _____        _____        $ 14,175

* Commencement of Operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Global Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that the Adviser believes are undervalued.

For the year ended December 31, 1999, the Portfolio had a total return of 4.10% compared to 24.94% for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the period from inception on January 2, 1997 through December 31, 1999, the Portfolio had an average annual total return of 12.37% compared to 21.96% for the Index.

For the three months ended December 31, 1999, the Portfolio had a total return of 3.74% compared to 16.87% for the Index. The year ended on a dramatic note as investors dispensed with Y2K fears and embarked on a "new economy" (technology, telecommunications and internet) feeding frenzy. The fourth quarter was the best quarter for momentum strategies on record. As a result, the Portfolio under performed the Index in the fourth quarter, yielding a very disappointing annual return.

               MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             GLOBAL EQUITY PORTFOLIO

                            INVESTMENT OVERVIEW (CONT.)

Performance was again constrained by our lack of exposure to the phenomenal performance of certain mega cap technology firms. For example, Nokia, Ericsson and Nortel Networks all doubled in the fourth quarter having already generated huge returns in the first nine months of the year. U.S. communications/internet infrastructure play Qualcomm rose a stunning 2800% in the year costing the Portfolio 62 basis points of relative performance in 1999, despite the stock only joining the Index in the summer and ending the year with a tiny weight of 0.2% in the Index.

The strong performance of the Index masked divergent sectoral performance. For example, the best performing sector of the Index, information technology, rose 228% last year while the worst, the defensive consumer staples group (food/tobacco/household products), in which we were substantially overweight, actually fell 7%.

Only half the stocks in the U.S. managed a positive return in 1999 while the median return was a meager 0.4%. Technology has grown to account for 30% of the market cap of the U.S. Index and 18% of the Index. Excluding technology from the Index would have reduced Index returns from 17% to 11% in the fourth quarter and from 25% to 15% for the full year of 1999. The top 20 performing U.S. Index stocks accounted for 68% of the U.S. Index return in 1999 and 42% of the U.S. Index return in 1998. Leadership was even more concentrated in 1999 than 1998, with the top 20 Index performers explaining 95% of the overall return of the U.S. Index and 52% of the Index.

Combining our severe underweight in information technology (1.4% versus Index weight of 18%) and our significant overweight in consumer staples (over 25% composed to Index weight of 6.5%) explained roughly 70% of our underperformance in the fourth quarter and for the year. The absence of other mega cap index stocks such as General Electric and Sony also hurt relative performance. Wal-Mart and Home Depot performed strongly but are not owned due to valuation constraints.

PORTFOLIO ATTRIBUTION FOR THE FOURTH QUARTER


  Top Five                    Top Five
Contributors                 Detractors
------------                 ----------
NTT                          Philip Morris
Telefonica                   Albertsons
Mediaset                     Reckitt Benckiser
WPP                          Elf Aquitaine
Cie Financiere Richemont     Imperial Tobacco

The consumer staples stocks we own were a negative as this was the worst performing global sector in 1999. Philip Morris (-31%) continued to be dogged by ongoing litigation, causing it to be the worst performing stock in the Portfolio. We believe concerns of bankruptcy filings are unwarranted, and that strong free cash flows and attractive dividend yields provide convincing grounds to continue holding onto this stock. Reckitt Benckiser, (-25%) the world's largest maker of household cleaners, warned of disappointing profit expectations. Post-merger concerns are expected to dissipate, as Benckiser management run the new company and fundamentals improve in emerging markets. Albertsons (-18%) was a detractor in the quarter, as it continued to adjust from its merger with American Stores.

On the positive side, our overweight to attractively valued NTT (+39%) was a strong positive, benefiting from the expansion of its high-value-added cellular and internet services. Spain's largest telephone company, Telefonica (+59%) gained momentum following the flotation of Terra Networks, its internet service provider (ISP) subsidiary, while Mediaset (+51%) and WPP (+70%) benefited from the increased demand for advertising among the dot-coms. Improving global growth translated into increased spending for luxury goods, making Richemont (+18%) a significant contributor this quarter.

INVESTMENT OUTLOOK

We see the "technology" bubble as the biggest risk in the global equity market following December's huge run. The Portfolio's value discipline has precluded us from participating in this bubble. The technology sector trades at 91 times cash flow while the Index trades at 18 times cash flow. The Portfolio trades at 9.5 times cash flow. In the table below we illustrate the valuation of seven stocks in the Index (which we did not own) which detracted most from our relative performance. These have been dubbed the "New Economy Seven". In contrast, we aggregated the valuation characteristics of our seven worst performing stocks under the banner "Old Economy Seven". It is noteworthy that the "New Economy Seven" generates 1.8 times the free cash flow of the "Old Economy Seven" yet their market valuation is 12.5 times larger. The results in the table speak for themselves. Mobile phone handset and infrastructure manufacturer, Nokia, trades at 83 times cash flow. Based on a dividend discount model, in order to justify the current share price, Nokia needs to grow its revenues by 60% per annum over the next five years and 8% thereafter while expanding EBITDA margins to 25%. In the last five years Nokia has grown revenues at 30% and achieved EBITDA margins of 17%. Sure, volumes of handsets are expected to grow at 45% a year but prices are declining rapidly. Surprisingly, sell-side analysts expect a range of 20-30% for sales growth and declining margins going forward. Contrast that with our holding in French biscuit, dairy and beverages company, Groupe Danone. Danone need only grow its revenues at 5% per annum (compared to a historic average of 8%) and keep margins at current levels of 16% to justify its current share price.

                                                      NEW ECONOMY (1) SEVEN      OLD ECONOMY (2) SEVEN
                                                      ---------------------      ---------------------
Price/Earnings (times)                                         157                        18.9
Price/Cash Flow (time)                                          85                          13
Price/Free Cash Flow (times)                                   137                        18.5
Market Capitalization (U.S. $billion)                        1,874                       150.5
Sales (U.S. $billion)                                          103                       150.5
Earnings Before Income Taxes (EBIT) (U.S. $billion)           30.2                        20.8
Free Cash Flow (U.S. $billion) (3)                            21.5                        11.7
MSCI World Weighting                                           7.7%                        0.8%
----------------------------------------------------
(1) New Economy = Microsoft, Cisco, Nokia, Oracle, Nortel, Qualcomm, Intel
(2) Old Economy = Philip Morris, Albertsons, Reckitt Benckiser, Iberdrola, Nestle, Danone, Potash Corp
(3) Free Cash Flow = Net Operating Cash Flow - Capital Expenditure
Source: Factset, Worldscope

The Portfolio owns little in the way of technology or other mega-cap companies that have dominated equity market returns in the last two years. The P/E premium of the largest 50 U.S. stocks relative to the rest of the market are at its widest point ever. These are dangerous times for Index investors. Instead, we have concentrated on undervalued companies in the "old economy" such as financials, food, beverages, tobacco and utilities. While these sectors have under performed in 1999, they are now extremely cheap relative to the excesses within the technology area, where investor behavior remains exceptionally fickle; witness Lucent, at the time of this writing, down 34% over the past two weeks.

The extreme polarization of the markets continues to create opportunities to buy good businesses at great prices (such as Cadbury Schweppes in the U.K.). The disparity between new Japan and old Japan has now grown so large that we are also finding suitable risk reward tradeoffs among the third tier restructuring stories and we have added positions in Toshiba, Tokyo Gas, Mitsubishi Electric, and Mitsui over the fourth quarter.

Despite the difficulties that have faced value investors over the past two years (and most of the past decade in the United States), we expect the Portfolio to perform defensively relative to the Index in a weak overall market should interest rates continue to rise. Likewise, we expect our overweighting to Europe and underweighting to the U.S. to bear fruit this year given Europe's improving fundamentals and more attractive relative valuation. Implicit in today's "new economy" valuations is massive expectations for growth. As the market is paying a lot for the promise of future cash flows, these "new economy" stocks should also be more vulnerable to higher interest rates just like long duration bonds although, somewhat surprisingly, the market has chosen to ignore this relationship for now.

January 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             GLOBAL EQUITY PORTFOLIO

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1999


                                                                                                  VALUE
     SHARES                                                                                       (000)
----------------------------------------------------------------------------------------------------------
COMMON STOCKS (91.1%)
  AUSTRALIA (1.6%)
             103,300   CSR Ltd. ................................................                  $251
              80,000   Westpac Banking Corp., Ltd. .............................                   551
                                                                                    ----------------------
                                                                                                   802
                                                                                    ----------------------
  BELGIUM (0.8%)
               5,080   Delhaize-Le Lion Freres..................................                   383
                                                                                    ----------------------
  CANADA (2.1%)
           (a)15,897   BCT. Telus Communications, Inc. .........................                   387
               8,499   BCT. Telus Communications, Inc., Class A
                          (Non Voting)..........................................                   205
            (a)9,050   Potash Corp. of Saskatchewan, Inc. ......................                   432
                                                                                    ----------------------
                                                                                                 1,024
                                                                                    ----------------------
  DENMARK (0.5%)
               5,750   Danisco A.S. ............................................                   224
                                                                                    ----------------------
  FRANCE (8.8%)
              15,950   Aventis S.A. ............................................                   928
               3,910   Groupe Danone............................................                   923
               5,910   Michelin (C.G.D.E.), Class B (Registered)................                   232
              10,220   Pernod Ricard............................................                   585
               9,760   Scor.....................................................                   431
               9,120   Total Fina S.A., Class B.................................                 1,219
                                                                                    ----------------------
                                                                                                 4,318
                                                                                    ----------------------
  GERMANY (4.8%)
              16,400   BASF AG..................................................                   858
               8,580   Bayer AG.................................................                   409
               2,250   Schering AG..............................................                   272
              11,270   VEBA AG..................................................                   551
               4,140   Volkswagen AG ...........................................                   234
                                                                                    ----------------------
                                                                                                 2,324
                                                                                    ----------------------
  HONG KONG (0.9%)
             145,500   Hong Kong Electric Holdings Ltd. ........................                   455
                                                                                    ----------------------
  IRELAND (2.4%)
             103,200   Bank of Ireland plc......................................                   822
              60,901   Green Property plc.......................................                   347
                                                                                    ----------------------
                                                                                                 1,169
                                                                                    ----------------------
  ITALY (3.8%)
             49,500   Mediaset S.P.A. ..........................................                   771
            179,400   Telecom Italia S.P.A. Di Risp.............................                 1,094
                                                                                    ----------------------
                                                                                                 1,865
                                                                                    ----------------------
  JAPAN (10.0%)
              1,000   Canon, Inc. ..............................................                    40
             31,000   Daiichi Pharmaceutical Co., Ltd. .........................                   403
             21,000   Fuji Photo Film Ltd. .....................................                   766
             40,000   Hitachi Ltd. .............................................                   642
              8,000   Kao Corp. ................................................                   228
             21,000   Mitsubishi Electric Corp. ................................                   136
             10,000   Mitsui Co. ...............................................                    70
                 86   Nippon Telegraph & Telephone Corp. .......................                 1,472
             18,000   Pioneer Electronic Corp. .................................                   475


                                                                                                  VALUE
     SHARES                                                                                       (000)
----------------------------------------------------------------------------------------------------------
             33,000   Sumitomo Marine & Fire Insurance Co. .....................                   203
             11,000   Tokyo Gas Co. ............................................                    27
             20,000   Toppan Printing Co., Ltd. ................................                   200
             30,000   Toshiba Corp. ............................................                   229
                                                                                    ----------------------
                                                                                                 4,891
                                                                                    ----------------------
  NETHERLANDS (3.3%)
             15,700   ABN Amro Holdings N.V. ...................................                   392
             11,312   ING Groep N.V. ...........................................                   684
              3,762   Koninklijke (Royal) Phillips Electronics N.V. ............                   512
                                                                                    ----------------------
                                                                                                 1,588
                                                                                    ----------------------
  PORTUGAL (0.5%)
             15,872   Cimpor-Cementos de Portugal...............................                   264
                                                                                    ----------------------
  SPAIN (3.8%)
             50,700   Iberdrola.................................................                   703
          (a)46,730   Telefonica S.A. ..........................................                 1,169
                                                                                    ----------------------
                                                                                                 1,872
                                                                                    ----------------------
  SWEDEN (1.0%)
             79,800   Nordbanken Holding AB.....................................                   470
                                                                                    ----------------------
  SWITZERLAND (7.3%)
                595   Cie Financiere Richemont AG, Class A......................                 1,421
                420   Forbo Holding AG (Registered).............................                   198
                292   Holderbank Financiere Glarus AG, Class B (Bearer).........                   400
                703   Nestle (Registered).......................................                 1,288
                690   Swisscom AG (Registered)..................................                   279
                                                                                    ----------------------
                                                                                                 3,586
                                                                                    ----------------------
  UNITED KINGDOM (10.7%)
            105,300   Allied Domecq plc.........................................                   520
              8,900   AstraZeneca Group plc.....................................                   369
             56,756   Blue Circle Industries plc................................                   330
             18,825   Burmach Castrol plc.......................................                   344
             39,700   Cadbury Schweppes plc.....................................                   240
             49,000   Great Universal Stores plc................................                   287
             47,500   Imperial Tobacco Group plc................................                   391
             94,200   J. Sainsbury plc..........................................                   531
             67,900   Matthews (Bernard) plc....................................                   128
             12,200   National Westminster Bank plc.............................                   262
             74,943   Reckitt & Colman plc......................................                   703
             74,372   Royal & Sun Alliance Insurance Group plc..................                   566
             36,276   WPP Group plc.............................................                   575
                                                                                    ----------------------
                                                                                                 5,246
                                                                                    ----------------------
  UNITED STATES (28.8%)
             27,701   Albertson's, Inc. ........................................                   893
              7,950   Alcoa, Inc. ..............................................                   660
             12,965   B. F. Goodrich Co. .......................................                   357
          (a)11,900   BJ's Wholesale Club, Inc. ................................                   434
              9,700   Boise Cascade Corp. ......................................                   393
             11,900   Borg-Warner Automotive, Inc. .............................                   482
          (a)24,000   Cadiz, Inc. ..............................................                   228
              7,500   Chase Manhattan Corp. ....................................                   583
             13,060   COMSAT Corp. .............................................                   260
             22,000   Enhance Financial Services Group, Inc. ...................                   357
             11,650   Finova Group, Inc. .......................................                   414
             13,800   Fort James Corp. .........................................                   378

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             GLOBAL EQUITY PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 1999

                                                                                           VALUE
     SHARES                                                                                (000)
------------------------------------------------------------------------------------------------------
UNITED STATES
      6,600   General Dynamics Corp. ...................................          $             348
  (a)17,250   GenRad, Inc. .............................................                        278
      6,000   Georgia Pacific Corp. ....................................                        304
      9,500   GTE Corp. ................................................                        670
     20,000   Houghton Mifflin Co. .....................................                        844
     16,260   MBIA, Inc. ...............................................                        859
     22,600   Mellon Financial Corp. ...................................                        770
     15,750   NCR Corp. ................................................                        597
   (a)9,170   Noble Drilling Corp. .....................................                        300
      6,900   Pharmacia & Upjohn, Inc. .................................                        310
     39,750   Philip Morris Cos., Inc. .................................                        922
     11,700   Rite Aid Corp. ...........................................                        131
     12,400   Sears Roebuck & Co. ......................................                        377
      5,150   Terra Nova (Bermuda) Holdings Ltd., Class A ..............                        154
     16,900   Tupperware Corp. .........................................                        286
     15,450   U. S. Bancorp.............................................                        368
     25,600   Unicom Corp. .............................................                        858
      8,000   UST Corp. ................................................                        254
                                                                                  ----------------------
                                                                                             14,069
                                                                                  ----------------------
TOTAL COMMON STOCKS (COST $43,008)..............................................             44,550
                                                                                  ----------------------
PREFERRED STOCK (0.3%)
  GERMANY (0.3%)
              4,830   Volkswagen AG (Cost $201).................................                156
                                                                                  ----------------------
TOTAL FOREIGN & U.S. SECURITIES (91.4%)(COST $43,209)...........................             44,706
                                                                                  ----------------------
     FACE
    AMOUNT
     (000)
--------------
SHORT-TERM INVESTMENT (6.0%)
  REPURCHASE AGREEMENT (6.0%)
$   2,939   Chase Securites, Inc., 2.60%, dated 12/31/99, due 1/3/00,
                to be repurchased at $2,939, collateralized by U.S. Treasury
                Notes, 6.125%, due 12/31/01, valued at $3,004 (Cost $2,939)                   2,939

                                                                                  ----------------------
TOTAL INVESTMENTS (97.4%) (COST $46,148)........................................             47,645
                                                                                           VALUE
                                                                                           (000)
-------------------------------------------------------------------------------------------------------
OTHER ASSETS (2.9%)
  Cash.................................................                $  928
  Net Unrealized Gain on Foreign Currency Exchange
   Contract............................................                   201
  Receivable for Portfolio Shares Sold.................                   132
  Dividends Receivable.................................                   129
  Foreign Withholding Tax Reclaim Receivable...........                    11
  Other Assets.........................................                     2               $1,403
                                                                      -------
LIABILITIES (-0.3%)
  Shareholder Reporting Expense Payable................                   (50)
  Investment Advisory Fees Payable.....................                   (39)
  Professional Fees Payable............................                   (21)
  Custodian Fees Payable...............................                   (21)
  Payable for Portfolio Shares Redeemed................                   (13)
  Administrative Fees Payable..........................                   (13)                (157)
                                                                      --------             ----------
NET ASSETS (100%)......................................                                    $48,891
                                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 3,796,794 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).....................................              $ 12.88
                                                                                           ===========
NET ASSETS CONSIST OF:
Paid in Capital..............................................................              $46,583
Distributions in Excess of Net Investment Income.............................                  (47)
Accumulated Net Realized Gain................................................                  632
Unrealized Appreciation on Investments and Foreign
  Currency Translations......................................................                1,723
                                                                                           ============
NET ASSETS...................................................................              $48,891
                                                                                           ============
-------------------------------------------------------------------------------------------------------
(a) -- Non-income producing security

-------------------------------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency exchange contract open at December 31, 1999, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                             NET
   CURRENCY                                  IN EXCHANGE                  UNREALIZED
  TO DELIVER     VALUE      SETTLEMENT           FOR            VALUE     GAIN (LOSS)
     (000)       (000)         DATE             (000)           (000)        (000)
------------------------------------------------------------------------------------------------
  EUR 2,750      $2,995      4/12/00         U.S. $2,794        $2,794       $201
                 ------                                         ------
                 ------                                         ------
------------------------------------------------------------------------------------------------

    SUMMARY OF FOREIGN & U.S. SECURITIES BY SECTOR CLASSIFICATION
                           (UNAUDITED)

                                        MARKET
                                        VALUE                  % OF NET
SECTOR                                  (000)                   ASSETS
------                               ------------             ---------
Capital Equipment                    $      2,926                 6.0%
Consumer Goods                             13,813                28.2
Energy                                      4,156                 8.5
Finance                                     8,716                17.8
Materials                                   4,498                 9.2
Services                                   10,597                21.7
                                     ------------              -------
Total Foreign & U.S. Securities      $     44,706                91.4%
                                     ------------              -------
                                     ------------              -------


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             GLOBAL EQUITY PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                                                      YEAR ENDED
                                                                                                               DECEMBER 31, 1999
                                                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                                    $             984
  Interest                                                                                                                   141
  Less: Foreign Taxes Withheld                                                                                               (83)
                                                                                                               -----------------
    Total Income                                                                                                           1,042
                                                                                                               -----------------
EXPENSES:
  Investment Advisory Fees                                                                                                   370
  Less: Fees Waived                                                                                                         (154)
                                                                                                               -----------------
  Net Investment Advisory Fees                                                                                               216
  Administrative Fees                                                                                                        127
  Shareholder Reports                                                                                                        100
  Professional Fees                                                                                                           44
  Custodian Fees                                                                                                              40
  Directors' Fees and Expenses                                                                                                 1
  Other                                                                                                                        4
                                                                                                               -----------------
       Net Expenses                                                                                                          532
                                                                                                               -----------------
NET INVESTMENT INCOME                                                                                                        510
                                                                                                               -----------------

NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                                         2,673
  Foreign Currency Transactions                                                                                               31
                                                                                                               -----------------
       Net Realized Gain                                                                                                   2,704
                                                                                                               -----------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                                             (1,633)
  Foreign Currency Translations                                                                                              226
                                                                                                               -----------------
  Change in Unrealized Depreciation                                                                                       (1,407)
                                                                                                               -----------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                                                       1,297
                                                                                                               -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           $           1,807
                                                                                                               -----------------
                                                                                                               -----------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      YEAR ENDED                      YEAR ENDED
                                                                               DECEMBER 31, 1999               DECEMBER 31, 1998
                                                                                           (000)                           (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                        $             510               $             306
  Net Realized Gain                                                                        2,704                             269
    Change in Unrealized Appreciation/Depreciation                                        (1,407)                          2,296
                                                                                -----------------              -----------------
  Net Increase in Net Assets Resulting from Operations                                     1,807                           2,871
                                                                                -----------------              -----------------
DISTRIBUTIONS:
  Net Investment Income                                                                     (528)                           (282)
  In Excess of Net Investment Income                                                         (47)                             --
  Net Realized Gain                                                                       (2,231)                           (243)
                                                                                -----------------              -----------------
  Total Distributions                                                                     (2,806)                           (525)
                                                                                -----------------              -----------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                              19,379                          42,627
  Distributions Reinvested                                                                 2,806                             525
  Redeemed                                                                               (15,848)                        (16,652)
                                                                                -----------------              -----------------
  Net Increase in Net Assets Resulting from Capital Share Transactions                     6,337                          26,500
                                                                                -----------------              -----------------

  Total Increase in Net Assets                                                             5,338                          28,846
                                                                                -----------------              -----------------

NET ASSETS:
  Beginning of Period                                                                     43,553                          14,707
                                                                                -----------------              -----------------
  End of Period (Including distributions in excess of net investment income of
  $(47) and $(13), respectively)                                                $         48,891                         $43,553
                                                                                -----------------              -----------------
                                                                                -----------------              -----------------
--------------------------------------------------------------------------------------------------------------------------------
(1)  Capital Share Transactions:
     Shares Subscribed                                                                     1,460                           3,307
     Shares Issued on Distributions Reinvested                                               223                              41
     Shares Redeemed                                                                      (1,200)                         (1,286)
                                                                                -----------------              -----------------
     Net Increase in Capital Shares Outstanding                                              483                           2,062
                                                                                -----------------              -----------------
                                                                                -----------------              -----------------
--------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             GLOBAL EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED DECEMBER 31,           PERIOD FROM
                                                                            ------------------------        JANUARY 2, 1997*
                                                                              1999            1998         TO DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $   13.14        $   11.74           $   10.00
                                                                           ---------        ---------           ---------

INCOME FROM INVESTMENT OPERATIONS:
   Net Investment Income                                                        0.14             0.10                0.08
   Net Realized and Unrealized Gain                                             0.38             1.48                1.92
                                                                           ---------        ---------           ---------
     Total from Investment Operations                                           0.52             1.58                2.00
                                                                           ---------        ---------           ---------
DISTRIBUTIONS:
   Net Investment Income                                                       (0.14)           (0.09)              (0.08)
   In Excess of Net Investment Income                                          (0.02)              --                  --
   Net Realized Gain                                                           (0.62)           (0.09)              (0.18)
                                                                           ---------        ---------           ---------
     Total Distributions                                                       (0.78)           (0.18)              (0.26)
                                                                           ---------        ---------           ---------
NET ASSET VALUE, END OF PERIOD                                             $   12.88        $   13.14            $  11.74
                                                                           ---------        ---------           ---------
                                                                           ---------        ---------           ---------
TOTAL RETURN                                                                    4.10%           13.47%              20.04%
                                                                           ---------        ---------           ---------
                                                                           ---------        ---------           ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                          $  48,891        $  43,553           $  14,707
Ratio of Expenses to Average Net Assets                                         1.15%            1.15%               1.15%**
Ratio of Net Investment Income to Average Net Assets                            1.10%            1.03%               1.24%**
Portfolio Turnover Rate                                                           40%              22%                 20%
------------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                               $   0.04        $    0.04           $    0.09
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                               1.48%            1.63%               2.43%**
   Net Investment Income (Loss) to Average Net Assets                           0.77%            0.56%              (0.04)%**
----------------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1999, the Fund was comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Global Equity Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers, using an approach that is oriented to the selection of individual stocks that the Adviser believes are undervalued.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:


     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected as unrealized gains (losses) on Foreign Currency Translations on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                       FROM
                                       FIRST           $500             MORE
                                       $500         MILLION TO          THAN
PORTFOLIO                             MILLION       $1 BILLION       $1 BILLION
---------                             -------       ----------       ----------
Global Equity.......................    0.80%          0.75%            0.70%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: During December 1999, the Fund, along with an affiliated open-end fund (collectively the "Funds"), entered into a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 1999, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 1999, cost and gross unrealized appreciation and (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                     NET
    COST            APPRECIATION          DEPRECIATION          APPRECIATION
    (000)               (000)                 (000)                 (000)
    -----           ------------          ------------          ------------
    46,155             $6,461                $(4,971)              $1,490

For the year ended December 31, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $20,861,113 and $17,283,531, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1999.

At December 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Universal Funds, Inc.--
Global Equity Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--Global Equity Portfolio (the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 2, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 11, 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended December 31, 1999, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 26.48%.

For the year ended December 31, 1999, the Portfolio has designated a 20% long-term capital gain of approximately $1,642,000.

For the year ended December 31, 1999, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $83,000 and has derived gross income from sources within foreign countries in the amount of approximately $690,000.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
   Managing Director, Morgan Stanley Dean Witter Investment
   Management Inc. and Morgan Stanley & Co.
   Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia,Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


OFFICERS
Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com\institutional\investmentmanagement.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.



                              HIGH YIELD PORTFOLIO




                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------------------------
                                    [CHART]

Cable                            (7.2%)
Chemicals                        (2.7%)
Communications                  (24.2%)
Energy                           (2.1%)
Finance                          (1.3%)
Food & Beverage                  (1.0%)
Gaming                           (7.1%)
Health Care                      (6.8%)
Hotels & Lodging                 (3.2%)
Industrials                      (5.8%)
Media & Entertainment            (3.5%)
Metals                           (4.0%)
Packaging                        (2.3%)
Real Estate/Building             (2.6%)
Retail                           (4.9%)
Sovereign & Emerging Markets    (10.5%)
Supermarket & Drug               (0.7%)
Transportation                   (0.1%)
U.S. Treasury Securities         (1.3%)
Utilities                        (2.1%)
Other                            (6.6%)

TOP FIVE HOLDINGS

                                                     PERCENT OF
ISSUER                            INDUSTRY           NET ASSETS
------                         -------------         ----------
Columbia/HCA Healthcare Corp.   Healthcare              3.9%
Nextel Communications, Inc.     Communications          2.8%
Adelphia Communications Corp.   Cable                   2.5%
Tenet Healthcare Corp.          Healthcare              1.9%
RSL Communications plc          Communications          1.9%

PERFORMANCE COMPARED TO THE SALOMON HIGH-YIELD MARKET INDEX(1)

                                                   TOTAL RETURNS(2)
                                        ----------------------------------------
                                              ONE             AVERAGE ANNUAL
                                             YEAR           SINCE INCEPTION(3)
                                        --------------      ------------------
Portfolio ...........................        7.10%                 8.43%
Index................................        1.74%                 6.19%


1. The Salomon High-Yield Market Index includes public, non-convertible corporate bond issues with at least one year remaining to maturity and $50 million in par amount outstanding which carry a below investment grade quality rating from either Standard & Poor's or Moody's rating services.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                    [CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              1/2/97*     12/31/97     12/31/98     12/31/99
High Yield Portfolio          $10,000      _____        _____        $12,744
Salomon High-Yield Market
  Index(1)                    $10,000      _____        _____        $11,968

* Commencement of Operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. INVESTING IN HIGH YIELD INCOME SECURITIES, OTHERWISE KNOWN AS "JUNK BONDS" IS SPECULATIVE AND INCLUDES GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCUATE AS MARKET CONDITIONS CHANGE.

The objective of the High Yield Portfolio (the "Portfolio") is to achieve above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield, fixed income securities. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The Portfolio's average weighted maturity will ordinarily exceed five years.

For the year ended December 31, 1999, the Portfolio had a total return of 7.10% compared to 1.74% for the Salomon High-Yield Market Index (the "Index"). For the period from inception on January 2, 1997 through December 31, 1999, the Portfolio had an average annual total return of 8.43% compared to 6.19% for the Index. At December 31, 1999, the Portfolio had a SEC 30-Day yield of 9.76%.

High yield bonds experienced a mixed year in 1999 but still managed to outperform higher quality bonds for the year. Higher interest rates, Y2K fears and higher default rates all caused the prices of most high yield bonds to fall during the year. However, the high current income generated by the market resulted in positive returns for the Index and enabled high yield bonds to outperform treasuries and high quality corporate bonds.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

The high yield market began the year with a rally in January, and it remained fairly strong through April. The market then experienced difficulties for the next six months as a large supply of new issues hit the market at the same time that investors and dealers pulled away from the market due to Y2K concerns, higher interest rates and an increase in defaults. Finally, the year ended with a rally as investors returned to the market as Y2K fears diminished and default rates leveled off.

Results relative to the Index were positively impacted by exposure to non-U.S. issues and an overweighting in the telecommunications sector. Emerging markets debt recovered well in 1999, experiencing the highest returns of any fixed income asset class in the U.S. The telecommunications sector was one of the best performing sectors in the high yield market led by strong growth and a high level of merger and investment activity. We also did a good job of avoiding problem credits throughout the year. Negatively impacting our performance was our underweighting of the energy and paper sectors, which performed well in 1999.

The Portfolio remains overweighted in the telecommunications and emerging market sectors, where we continue to find the most value, and, to a lesser extent, in the gaming and healthcare sectors. We have less-than-Index exposure to the consumer, media, commodity and cyclical sectors. We are also finding value in securities of selected Western European issuers. As a result of our valuation discipline, the Portfolio continues to maintain an average credit quality that is higher than that of the Index, while the interest-rate sensitivity is close to that of the Index.

Even with the rebound we saw in November and December, spreads on high yield bonds still remain historically wide. We believe that the high-yield market is undervalued at a time when the fundamental credit quality of most high-yield issuers is quite strong and the U.S. and global economies continue to show strength. Consequently, we believe the high yield market should perform well in the near future, and we continue to find attractive investment opportunities in this market using our strict valuation criteria.

January 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1999

      FACE
     AMOUNT                                                                          VALUE
     (000)                                                                           (000)
--------------------------------------------------------------------------------------------
FIXED INCOME SECURITIES (90.7%)
  CABLE (7.2%)
                       Adelphia Communications Corp.
$                525   7.75%, 1/15/09 .............................                $   471
              (e)500   9.375%, 11/15/09 ...........................                    493
                       Adelphia Communications Corp., Series B
                 525   8.375%, 2/1/08 .............................                    490
               (e)60   9.875%, 3/1/07 .............................                     61
                       CSC Holdings, Inc.
                 295   7.25%, 7/15/08 .............................                    280
                 400   7.875%, 12/15/07 ...........................                    395
                       Lenfest Communications, Inc.
                 175   7.625%, 2/15/08 ............................                    171
                 435   8.375%, 11/1/05 ............................                    444
                       NTL, Inc.
GBP           (n)675   0.00%, 4/1/08 ..............................                    728
                       Rogers Cablesystems Ltd., Series B,
$                150   10.125%, 9/1/12 ............................                    160
                       Telewest plc
GBP         (e,n)650   0.00%, 4/15/09 .............................                    650
                                                                     ----------------------
                                                                                     4,343
                                                                     ----------------------
  CHEMICALS (2.7%)
                       ISP HOLDINGS, INC., SERIES B,
$                555   9.00%, 10/15/03 ............................                    547
                       Huntsman ICI,
              (e)250   10.125%, 7/1/09 ............................                    258
EUR           (e)250   10.125%, 7/1/09 ............................                    265
                       Lyondell Chemical Co.
$                565   9.625%, 5/1/07 .............................                    578
                                                                     ----------------------
                                                                                     1,648
                                                                     ----------------------
  COMMUNICATIONS (22.4%)
                       American Cellular Corp.
              (e)400   10.50%, 5/15/08 ............................                    441
                       AMSC Acquisition Co., Inc., Series B,
              (e)500   12.25%, 4/1/08 .............................                    393
                       Bayan Telecommunications
              (e)550   13.50%, 7/15/06 ............................                    484
                       Dobson Communications Corp.
              (e)240   11.75%, 4/15/07 ............................                    277
                       Dolphin Telecommunications plc
           (e)(n)575   0.00%, 5/15/09 .............................                    267
EUR        (e)(n)370   0.00%, 6/1/08 ..............................                    182
                       Echostar DBS Corp.
$                625   9.375%, 2/1/09 .............................                    627
                       Esprit Telecom Group plc
EUR              307   11.00%, 6/15/08 ............................                    311
                       Global Crossing Holdings, Ltd.
$                440   9.625%, 5/15/08 ............................                    439
                       Globalstar LP/Capital
                 395   11.375%, 2/15/04 ...........................                    261
                       Hermes Europe Railtel
                275    10.375%, 1/15/09 ...........................                    272
                260    11.50%, 8/15/07 .............................                   268
                       Hyperion Telecommunications, Inc.
           (e)(n)555   0.00%, 4/15/03 .............................                    493
                       Intermedia Communications, Inc., Series B
           (e)(n)580   0.00%, 7/15/07 .............................                    432
              (e)200   8.60%, 6/1/08 ..............................                    184
              (e)235   8.50%, 1/15/08 .............................                    216
                       Iridium LLC/Capital Corp., Series A,
              (f)465   13.00%, 7/15/05 ............................                     21
                       IXC Communications, Inc.
                 310   9.00%, 4/15/08 .............................                    313
                       Metromedia Fiber Network, Inc.
EUR              500   10.00%, 12/15/09 ...........................                    522
                       Nextel Communications, Inc.
         #(e)(n) 300   0.00%, 8/15/04 .............................                    309
         (e)(n)1,700   0.00%, 9/15/07 .............................                  1,275
                       NEXTLINK Communications Co.
              (n)660   0.00%, 4/15/08 .............................                    432
                 140   10.75%, 11/15/08 ...........................                    144
                       Onepoint Communication Corp.
                 135   14.50%, 6/1/08 .............................                     88
                       Primus Telecommunications Group, Inc.,
              (e)285   Series B, 9.875%, 5/15/08 ..................                    262
              (e)440   11.25%, 1/5/09 .............................                    426
                       PSINET, Inc.
              (e)290   Series B, 10.00%, 2/15/05 ..................                    287
              (e)295   11.00%, 8/1/09 .............................                    301
                       RCN Corp.
              (n)680   0.00%, 10/15/07 ............................                    485
              (n)150   Series B, 0.00%, 2/15/08 ...................                     98
                       Rhythms NetConnections, Inc., Series B,
           (e)(n)595   0.00%, 5/15/08 .............................                    321
                       RSL Communications plc
           (e)(n)400   0.00%, 3/1/08 ..............................                    246
EUR           (n)384   0.00%, 6/15/08 .............................                    246
$             (e)625   9.125%, 3/1/08 .............................                    556
            (e)(n)90   12.00%, 11/1/08 ............................                     91
               (e)18   12.25%, 11/15/06 ...........................                     18
                       Tele1 Europe B.V.
EUR           (e)135   11.875%, 12/1/09 ...........................                    137
$             (e)385   13.00%, 5/15/09 ............................                    411
                       Viatel, Inc.
              (n)715   0.00%, 4/15/08 .............................                    451
                       Voicestream Wire Co.
              (e)165   10.375%, 11/15/09 ..........................                    170
                       Wam!Net, Inc.
              (n)400   0.00%, 3/1/05 ..............................                    240
                                                                     ----------------------
                                                                                    13,397
                                                                     ----------------------

    The accompanying notes are an integral part of the financial statements.

                                       3

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

      FACE
     AMOUNT                                                                          VALUE
     (000)                                                                           (000)
--------------------------------------------------------------------------------------------
  ENERGY (2.1%)
                       Husky Oil Ltd.
$               220    8.90%, 8/15/28 .............................                $   207
                       Snyder Oil Corp.
                 535   8.75%, 6/15/07 .............................                    534
                       Vintage Petroleum, Inc.
                 150   8.625%, 2/1/09 .............................                    145
                 340   9.75%, 6/30/09 .............................                    349
                                                                     ----------------------
                                                                                     1,235
                                                                     ----------------------
  FINANCE (1.3%)
                       Golden State Holdings Escrow Corp.
                 595   7.125%, 8/1/05 .............................                    530
                       Turkcell Iletisim Hizmet
              (e)265   12.75%, 8/1/05 .............................                    274
                                                                     ----------------------
                                                                                       804
                                                                     ----------------------
  FOOD & BEVERAGE (1.0%)
                       Smithfield Foods, Inc.
                 675   7.625%, 2/15/08 ............................                    607
                                                                     ----------------------
  GAMING (7.1%)
                       Harrahs Operating Co., Inc.
                 985   7.875%, 12/15/05 ...........................                    948
                       Horseshoe Gaming Holding
              (e)600   8.625%, 5/15/09 ............................                    576
                       International Game Technology
            (e)1,050   8.375%, 5/15/09 ............................                  1,006
                       Park Place Entertainment
                 715   7.875%, 12/15/05 ...........................                    681
                       Station Casinos, Inc.
              (e)550   8.875%, 12/1/08 ............................                    529
              (e)200   9.75%, 4/15/07 .............................                    202
              (e)300   10.125%, 3/15/06 ...........................                    306
                                                                     ----------------------
                                                                                     4,248
                                                                     ----------------------
  HEALTHCARE (6.8%)
                       Columbia/HCA Healthcare Corp.
               1,000   6.91%, 6/15/05 .............................                    911
                 400   7.00%, 7/1/07 ..............................                    355
                 300   7.15%, 3/30/04 .............................                    281
                 250   7.69%, 6/15/25 .............................                    204
                 100   8.13%, 8/4/03 ..............................                     98
                 490   8.85%, 1/1/07 ..............................                    484
                       Fresenius Medical Capital Trust II
                 500   7.875%, 2/1/08 .............................                    464
                       Tenet Healthcare Corp.
                 840   8.625%, 1/15/07 ............................                    810
              (e)375   8.125%, 12/1/08, Series B ..................                    351
                       Sirona Dental Systems
EUR           (e)118   9.125%, 7/15/08 ............................                     91
                                                                     ----------------------
                                                                                     4,049
                                                                     ----------------------
  HOTEL & LODGING (3.2%)
                       Hilton Hotels Corp.
$                660   7.95%, 4/15/07 .............................                    620
                       HMH Properties, Series A
                 955   7.875%, 8/1/05 .............................                    888
                       Host Marriott Travel Plaza
                 375   9.50%, 5/15/05 .............................                    391
                                                                     ----------------------
                                                                                     1,899
                                                                     ----------------------
  INDUSTRIALS (5.8%)
                       Applied Power, Inc.
                 225   8.75%, 4/1/09 ..............................                    219
                       Axia, Inc.
                 350   10.75%, 7/15/08 ............................                    321
                       Hayes Lemmerz International, Inc.
              (e)575   8.25%, 12/15/08 ............................                    528
                       Norcal Waste Systems, Inc.
              (n)445   13.50%, 11/15/05 ...........................                    472
                       Sequa Corp.
                 340   9.00%, 8/1/09 ..............................                    329
                       Tenneco, Inc.
              (e)570   11.625%, 10/15/09 ..........................                    582
                       Waste Management, Inc.
              (e)175   6.875%, 5/15/09 ............................                    148
                 365   7.125%, 10/1/07 ............................                    319
                 125   7.125%, 12/15/17 ...........................                     99
                 125   7.65%, 3/15/11 .............................                    108
                       WMX Technologies
                 390   7.00%, 10/15/06 ............................                    345
                                                                     ----------------------
                                                                                     3,470
                                                                     ----------------------
  MEDIA & ENTERTAINMENT (2.9%)
                       Chancellor Media Corp.
              (e)475   9.00%, 10/1/08 .............................                    493
              (e)600   8.125%, 12/15/07, Series B .................                    597
                       Outdoor Systems, Inc.
                 600   8.875%, 6/15/07 ............................                    621
                                                                     ----------------------
                                                                                     1,711
                                                                     ----------------------
  METALS (4.0%)
                       Centennial Cellular Operating Co.
              (e)430   10.75%, 12/15/08 ...........................                    460
                       Glencore Nickel Property Ltd.
                 135   9.00%, 12/1/14 .............................                    115
                       Impress Metal Packaging Holdings
EUR           (e)401   9.875%, 5/29/07 ............................                    390
                       Murrin Murrin Holdings Ltd.
$             (e)765   9.375%, 8/31/07 ............................                    685
                       National Steel Corp., Series D,
              (e)550   9.875%, 3/1/09 .............................                    565
                       Republic Technologies International
              (e)250   13.75%, 7/15/09 ............................                    165
                                                                     ----------------------
                                                                                     2,380
                                                                     ----------------------
  PACKAGING (2.3%)
                       Norampac, Inc.
                 555   9.50%, 2/1/08 ..............................                    569
                       Pacifica Papers, Inc.
              (e)500   10.00%, 3/15/09 ............................                    515


    The accompanying notes are an integral part of the financial statements.

                                       4

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

      FACE
     AMOUNT                                                                          VALUE
     (000)                                                                           (000)
--------------------------------------------------------------------------------------------
  PACKAGING (CONT.)
                       SD Warren Co.
$                150   12.00%, 12/15/04 ...........................                $   157
                       Tembec Industries, Inc.
                 150   8.625%, 6/30/09 ............................                    150
                                                                     ----------------------
                                                                                     1,391
                                                                     ----------------------
  REAL ESTATE/BUILDING (2.6%)
                       American Standard Cos.
EUR              425   7.125%, 6/1/06 .............................                    427
                       D. R. Horton, Inc.
$                555   8.00%, 2/1/09 ..............................                    511
                       Nortek, Inc.
              (e)630   8.875%, 8/1/08 .............................                    602
                                                                     ----------------------
                                                                                     1,540
                                                                     ----------------------
  RETAIL (4.6%)
                       DR Structured Finance, Series:
                 218   93-K1 A1 6.66%, 8/15/10 ....................                    190
                  72   94-K1 A1 7.60%, 8/15/07 ....................                     67
                 810   94-K1 A2 8.375%, 8/15/15 ...................                    718
                  35   94-K2 A2 9.35%, 8/15/19 ....................                     32
                       HMV Media Group plc
              (e)200   10.25%, 5/15/08 ............................                    176
GBP           (e)265   Series B, 10.875%, 5/15/08 .................                    394
                       Musicland Group, Inc.
$                370   9.00%, 6/15/03 .............................                    357
                 470   Series B, 9.875%, 3/15/08 ..................                    428
                       Stater Brothers Holdings
                 390   10.75%, 8/15/06 ............................                    394
                                                                     ----------------------
                                                                                     2,756
                                                                     ----------------------
  SOVEREIGN & EMERGING MARKETS (10.5%)
                       Cablevision S.A., Series E,
                 215   13.75%, 5/1/09 .............................                    211
                       CTI Holdings
              (n)775   0.00%, 4/15/08 .............................                    450
                       Federative Republic of PIK Brazil, C Bond,
                 611   8.00%, 4/15/14 .............................                    459
                       Indah Kiat Finance Mauritius
                 950   10.00%, 7/1/07 .............................                    703
                       Multicanal S.A.
                 300   10.50%, 2/1/07 .............................                    259
                 200   Series C, 10.50%, 4/15/18 ..................                    157
                       Netia Holdings,
              (e)350   13.50%, 6/15/09 ............................                    365
                       Nuevo Grupo Iusacell S.A.
              (e)405   14.25%, 12/1/06 ............................                    421
                       Occidente y Caribe Cellular
              (n)600   0.00%, 3/15/04 .............................                    300
                       Paiton Energy Funding
              (e)365   9.34%, 2/15/14 .............................                     73
                       Pindo Deli Financial Mauritius
                 375   10.75%, 10/1/07 ............................                    276
                       PTC International Finance
              (e)375   11.25%, 12/1/09 ............................                    389
                       Republic of Colombia
              (e)305   9.75%, 4/23/09 .............................                    283
                       Satelites Mexicanos S.A., Series B,
                 350   10.125%, 11/1/04 ...........................                    238
                       TV Azteca S.A., Series B,
             e)1,075   10.50%, 2/15/07 ............................                    930
                       United Mexican States Par Bond, Series A,
                 285   6.25%, 12/31/19 ............................                    224
                       United Pan-Europe Communications N.V.
                 520   10.875%, 8/1/09 ............................                    525
                                                                     ----------------------
                                                                                     6,263
                                                                     ----------------------
  SUPERMARKET & DRUG (0.7%)
                       Fred Meyer, Inc.
                 400   7.375%, 3/1/05 .............................                    394
                                                                     ----------------------
  TRANSPORTATION (0.1%)
                       ALPS
                  64   Series 96-1 DX 12.75%, 6/15/06 .............                     64
                                                                     ----------------------
  U.S. TREASURY SECURITIES (1.3%)
                       U. S. Treasury Note
                 800   6.50%, 10/15/06 ............................                    798
                                                                     ----------------------
  UTILITIES (2.1%)
                       AES Corp.
                 550   8.50%, 11/1/07 .............................                    514
                       CMS Energy Corp.
                 615   7.50%, 1/15/09 .............................                    561
                       Ras Laffan Liquefied Natural Gas Co.
              (e)200   8.294%, 3/15/14 ............................                    189
                                                                     ----------------------
                                                                                     1,264
                                                                     ----------------------
TOTAL FIXED INCOME SECURITIES (COST $56,247) ......................                 54,261
                                                                     ----------------------

     SHARES
----------------------
PREFERRED STOCKS (2.5%)
  COMMUNICATIONS (1.6%)
            (e)1,712   Concentric Network Corp., Series B, PIK,
                         13.50% ...................................                    170
            (e)3,948   Dobson Communications PIK, 13.00% ..........                    430

              (e)243   IXC Communications, Inc., Series B, PIK, ...                    270
                         12.50%
               (e)75   Nextel Communications, Inc. 13.00%, PIK ....                     81
                                                                     ----------------------
                                                                                       951
                                                                     ----------------------
  MEDIA & ENTERTAINMENT (0.6%)
               3,022   Paxson Communications Corp., PIK, 13.25% ...                    309
              (e)451   Paxson Communications Corp., 9.75% .........                     48
                                                                     ----------------------
                                                                                       357
                                                                     ----------------------
  RETAIL (0.3%)
               4,800   Kmart Financing 7.75% ......................                    212
                                                                     ----------------------
TOTAL PREFERRED STOCKS (COST $1,310) ..............................                  1,520
                                                                     ----------------------


    The accompanying notes are an integral part of the financial statements.

                                       5

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

 NO. OF                                                                            VALUE
WARRANTS                                                                           (000)
-------------------------------------------------------------------------------------------
WARRANTS (0.2%)
  COMMUNICATIONS (0.2%)
$         (a,e)2,000   American Mobile Satellite Corp.,
                         expiring 4/1/08 ..........................                $      8
          (a,e)1,350   Onepoint Communications Corp.,
                         expiring 6/1/08 .........................                      --@
          (a,e)3,850   Tele1 Europe B.V., expiring 5/15/09 ........                     66
         (a,e)10,500   Wam!Net, Inc., expiring 3/1/05 .............                     24
                                                                     ----------------------
                                                                                        98
                                                                     ----------------------
  MEDIA & ENTERTAINMENT (0.0%)
            (a,e)128   Paxson Communications Corp.,
                         expiring 6/30/03 ........................                      --@

  SOVEREIGN & EMERGING MARKETS (0.0%)
            (a)2,400   Occidente y Caribe Cellular,
                         expiring 3/15/04 ........................                      36
                                                                     ----------------------
TOTAL WARRANTS (COST $36) .........................................                    134
                                                                     ----------------------


  FACE
 AMOUNT
 (000)
--------------------
SHORT-TERM INVESTMENT (4.6%)
  REPURCHASE AGREEMENT (4.6%)
$              2,742   Chase Securities, Inc., 2.60%,
                         dated 12/31/99, due 1/3/00, to be
                         repurchased at $2,743, collateralized by
                         U.S. Treasury Notes, 6.125%, due
                         12/31/01, valued at $2,799 (COST $2,742)....                2,742
                                                                      ----------------------

   TOTAL INVESTMENTS (98.0%) (COST $60,335) .......................                 58,657
                                                                     ----------------------
OTHER ASSETS (2.2%)
  Interest Receivable ...................     $1,178
  Due from Broker .......................         78
  Net Unrealized Gain on Foreign ........         37
    Currency Exchange Contracts
  Receivable for Portfolio Shares Sold ..         26
  Other Assets ..........................          2                                 1,321
                                              ------
LIABILITIES (0.2%)
  Shareholder Reporting Expense Payable .        (47)
  Bank Overdraft ........................        (33)
  Professional Fees Payable .............        (19)
  Payable for Portfolio Shares Redeemed .        (15)
  Administration Fees Payable ...........        (13)
  Custodian Fees Payable ................         (5)
  Investment Advisory Fees Payable ......         (2)
  Director's Fees and Expenses Payable ..         (1)
  Other Liabilities .....................         (3)                                 (138)
                                              ------                 ----------------------
NET ASSETS (100%) .................................................                $59,840
                                                                     ----------------------
                                                                     ----------------------


                                                                                    VALUE
                                                                                    (000)
--------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 5,845,162 outstanding $0.001 par value
shares (authorized 500,000,000 shares) ............................                $  10.24
                                                                     ----------------------
                                                                     ----------------------

NET ASSETS CONSIST OF:
Paid in Capital ...................................................                $61,846
Undistributed Net Investment Income ...............................                     33
Accumulated Net Realized Loss .....................................                   (459)
Unrealized Depreciation on Investments, Futures and
  Foreign Currency Translations ...................................                 (1,580)
                                                                     ----------------------
NET ASSETS                                                                         $59,840
                                                                     ----------------------
                                                                     ----------------------
-------------------------------------------------------------------------------------------

FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency exchange contracts open at December 31, 1999, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

                                                                                NET
          CURRENCY                               IN EXCHANGE                 UNREALIZED
         TO DELIVER      VALUE     SETTLEMENT        FOR          VALUE      GAIN (LOSS)
           (000)         (000)        DATE          (000)         (000)        (000)
         ----------      -----     ----------    -----------     -------     -----------
         EUR   190      $  192      1/26/00      U.S.$   197     $   197          $  5
         EUR   350         353      1/26/00      U.S.$   361         361             8
         EUR 1,570       1,586      1/31/00      U.S.$ 1,606       1,606            20
         EUR   370         374      1/31/00      U.S.$   378         378             4
         EUR    70          71      1/31/00      U.S.$    72          72             1
         EUR   615         621      1/31/00      U.S.$   628         628             7
         EUR   515         521      2/10/00      U.S.$   529         529             8
         EUR   135         136      2/10/00      U.S.$   138         138             2
         GBP 1,070       1,728       2/3/00      U.S.$ 1,710       1,710           (18)
         GBP    50          81      2/10/00      U.S.$    81          81            --
                        ------                                    ------         -----
                        $5,663                                    $5,700          $ 37
                        ------                                    ------         -----
                        ------                                    ------         -----

--------------------------------------------------------------------------------
FUTURES CONTRACTS:
At December 31, 1999, the following futures contracts were open:

                                 NOTIONAL                     UNREALIZED
                   NUMBER OF      AMOUNT      EXPIRATION     APPRECIATION
                   CONTRACTS      (000)          DATE           (000)
                   ---------   -----------     ----------     ------------
Short:
Long Gilt              9       U.S.$1,629      Mar 2000          40

--------------------------------------------------------------------------------
(a) -- Non-income producing security
(e) -- 144A Security -- certain conditions for public sale may exist.
(f) -- Defaulted security.
#   -- Security held at broker as collateral for futures contracts.
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1999. Maturity date disclosed is the ultimate maturity date.
@   -- Less than $500.
EUR -- Euro
GBP -- British Pound
PIK -- Payment-In-Kind. Income may be paid in additional securities or in cash at the discretion of the issuer


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                           YEAR ENDED
                                                                                    DECEMBER 31, 1999
                                                                                                (000)
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                    $ 4,589
  Dividends                                                                                         3
                                                                                              -------
    Total Income                                                                                4,592
                                                                                              -------
EXPENSES:
  Investment Advisory Fees                                                                        242
  Less: Fees Waived                                                                              (149)
                                                                                              -------

  Net Investment Advisory Fees                                                                     93
  Administrative Fees                                                                             123
  Shareholder Reports                                                                              94
  Professional Fees                                                                                50
  Custodian Fees                                                                                   12
  Directors' Fees and Expenses                                                                      7
  Other                                                                                             8
                                                                                              -------
    Net Expenses                                                                                  387
                                                                                              -------
NET INVESTMENT INCOME                                                                           4,205
                                                                                              -------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                               (396)

  Foreign Currency Transactions                                                                   268
  Futures Contracts                                                                                64
                                                                                              -------
    Net Realized Loss                                                                             (64)
                                                                                              -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                  (1,052)
  Foreign Currency Translations                                                                    63
  Futures Contracts                                                                                50
                                                                                              -------
    Change in Unrealized Appreciation/Depreciation                                               (939)
                                                                                              -------
  Net Realized Loss and Change in Unrealized Appreciation/Depreciation                         (1,003)
                                                                                              -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                          $ 3,202
                                                                                              -------
                                                                                              -------
------------------------------------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED              YEAR ENDED
                                                            DECEMBER 31, 1999       DECEMBER 31, 1998
                                                                        (000)                   (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                             $  4,205                 $  1,876
  Net Realized Gain (Loss)                                               (64)                     135
  Change in Unrealized Appreciation/Depreciation                        (939)                    (973)
                                                                     -------                   ------
  Net Increase in Net Assets Resulting from Operations                 3,202                    1,038
                                                                     -------                   ------
DISTRIBUTIONS
  Net Investment Income                                               (4,492)                  (1,838)
  Net Realized Gain                                                       --                     (207)
  In Excess of Net Realized Gain                                          --                      (86)
                                                                     -------                   ------
  Total Distributions                                                 (4,492)                  (2,131)
                                                                     -------                   ------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                          38,504                   33,087
  Distributions Reinvested                                             4,492                    2,117
  Redeemed                                                           (14,925)                 (13,542)
                                                                     -------                   ------
  Net Increase in Net Assets Resulting from Capital Share
    Transactions                                                      28,071                   21,662
                                                                     -------                   ------
  Total Increase in Net Assets                                        26,781                   20,569

NET ASSETS:
Beginning of Period                                                   33,059                   12,490
                                                                     -------                   ------

End of Period (Including undistributed / distributions in
  excess of net investment income of $33 and $(19),
  respectively)                                                     $ 59,840                 $ 33,059
                                                                     -------                   ------
                                                                     -------                   ------
----------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                  3,615                    3,060
    Shares Issued on Distributions Reinvested                            440                      205
    Shares Redeemed                                                   (1,403)                  (1,252)
                                                                     -------                   ------

    Net Increase in Capital Shares Outstanding                         2,652                    2,013
                                                                     -------                   ------
                                                                     -------                   ------
----------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              HIGH YIELD PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED DECEMBER 31,           PERIOD FROM
                                                                           ------------------------        JANUARY 2, 1997*
                                                                             1999           1998         TO DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $10.35         $10.59                $10.00
                                                                            ------         ------                ------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                      0.80           0.63                  0.63
   Net Realized and Unrealized Gain (Loss)                                   (0.07)         (0.13)                 0.72
                                                                            ------         ------                ------
     Total from Investment Operations                                         0.73           0.50                  1.35
                                                                            ------         ------                ------
DISTRIBUTIONS
   Net Investment Income                                                     (0.84)         (0.62                 (0.63)
   Net Realized Gain                                                            --          (0.08)                (0.13)
   In Excess of Net Realized Gain                                               --          (0.04)                   --
                                                                            ------         ------                ------
     Total Distributions                                                     (0.84)         (0.74)                (0.76)
                                                                            ------         ------                ------
NET ASSET VALUE, END OF PERIOD                                              $10.24         $10.35                $10.59
                                                                            ------         ------                ------
TOTAL RETURN                                                                  7.10%          4.80%                13.53%
                                                                            ------         ------                ------
                                                                            ------         ------                ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                          $59,840        $33,059               $12,490
Ratio of Expenses to Average Net Assets                                       0.80%          0.80%                 0.81%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense             N/A            N/A                  0.80%**
Ratio of Net Investment Income to Average Net Assets                          8.70%          8.42%                 7.41%**
Portfolio Turnover Rate                                                         28%            48%                   78%
--------------------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                                $0.03          $0.03                 $0.08
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                             1.11%          1.15%                 1.68%**
   Net Investment Income to Average Net Assets                                8.40%          8.07%                 6.53%**
----------------------------------------------------------------------------------------------------------------------------------
* Commencement of operations
**Annualized

    The accompanying notes are an integral part of the financial statements.

                                       8

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999


Morgan Stanley Dean Witter Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1999, the Fund was comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the High Yield Portfolio. The objective of the Portfolio is to achieve above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield, fixed income securities. High yield securities are rated below investment grade and are commonly referred to as "junk bonds". The
Portfolio's average weighted maturity will ordinarily exceed five years.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income.
Accordingly, no provision for Federal income taxes is required in the financial statements.

The Portfolio may be subject to taxes imposed by countries in which it invests.
Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.
Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral.
In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the


                                       9

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999


period. Accordingly, realized and unrealized foreign currency gains (losses) on investment transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net
Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Portfolio may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates.
The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: The Portfolio may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value
(represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

The Portfolio may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the related amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets.
Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.
These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency


                                       10

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Miller Anderson & Sherrerd LLP ("MAS"), a wholly-owned subsidiary of
Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                       FROM
                                       FIRST           $500             MORE
                                       $500         MILLION TO          THAN
PORTFOLIO                             MILLION       $1 BILLION       $1 BILLION
---------                             -------       ----------       ----------
High Yield........................     0.50%          0.45%           0.40%

MAS has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.80%.

C. ADMINISTRATOR: Morgan Stanley Dean Witter Investment Management, Inc.("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: During December 1999, the Fund, along with an affiliated open-end fund (collectively the "Funds"), entered into a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 1999, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                     NET
    COST            APPRECIATION          DEPRECIATION           DEPRECIATION
    (000)               (000)                 (000)                 (000)
    -----           ------------          ------------          ------------
   $60,335              $867                $(2,545)               (1,678)

For the year ended December 31, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $38,253,480 and $12,179,555 respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1999.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 1999, the Portfolio intends to defer to January 1, 2000 for U.S. Federal income tax purposes, post-October currency losses $357,000 and post-October currency losses of $103,000.

At December 31, 1999, the net assets of the Portfolio were partially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

At December 31, 1999, a substantial portion of the Portfolio's investments consist of high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than the higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Portfolio to provide pricing information used to value such secu-

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999


rities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Universal Funds, Inc. --
High Yield Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--High Yield Portfolio (the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 2, 1997 (commencement of operations) through December 31,1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 11, 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
   Managing Director, Morgan Stanley Dean Witter Investment
   Management Inc. and Morgan Stanley & Co.
   Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.


INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


OFFICERS
Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com\institutional\investmentmanagement.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.






                         INTERNATIONAL MAGNUM PORTFOLIO






                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
-------------------------------------------------------------------------------
                                    [CHART]

Australia         (2.2%)
Denmark           (0.3%)
Finland           (1.4%)
France            (8.7%)
Germany           (5.5%)
Hong Kong         (1.8%)
Irland            (0.6%)
Italy             (3.7%)
Japan            (27.4%)
Netherlands       (3.6%)
New Zealand       (0.1%)
Portugal          (1.5%)
Singapore         (2.1%)
Spain             (2.3%)
Sweden            (2.9%)
Switzerland        (5.7)
United Kingdom   (17.0%)
Other            (13.2%)

Of the amount shown above as "Other", a significant portion represents cash equivalents required under regulations to be held as collateral relating to investments in futures contracts.

TOP FIVE HOLDINGS
                                        PERCENT OF
  SECURITY             COUNTRY          NET ASSETS
-----------------     -----------       ----------
Nestle S.A.           Switzerland         2.1%
Sony Corporation      Japan               1.9
Total Fina S.A.       France              1.7
Kyocera Ltd.          Japan               1.5
Fujitsu Ltd.          Japan               1.3

TOP FIVE SECTORS
                        VALUE           PERCENT OF
SECTOR                  (000)           NET ASSETS
------                 -------          ----------
Consumer Goods         $14,825            23.4%
Capital Equipment       11,034            17.4
Services                10,015            15.8
Finance                  9,661            15.3
Materials                4,887             7.7

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE
INDEX(1)
-------------------------------------------------------------------------------
                                            TOTAL RETURNS(2)
                             --------------------------------------------------
                                   ONE              AVERAGE ANNUAL
                                  YEAR             SINCE INCEPTION(3)
                             --------------------------------------------------
Portfolio .................      25.19%                13.57%
Index .....................      26.96                 15.74

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                    [GRAPH]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                                 1/27/97*    12/31/97    12/31/98    12/31/99
International Magnum Portfolio   $10,000      _____        ____      $14,640
MSCI Index                       $10,000      _____        ____      $15,662

*Commencement of operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The Portfolio invests primarily in countries comprising the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). EAFE countries include most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. The Portfolio also may invest up to 5% of its assets in countries not included in the Index.

For the year ended December 31, 1999, the Portfolio had a total return of 25.19% compared to 26.96% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). From inception on January 2, 1997 through December 31, 1999, the Portfolio had an average annual total return of 13.57% compared to 15.74% for the Index.

The theme for 1999 was global recovery, with the fourth quarter being the main driver of performance for EAFE markets as two-thirds of the Index's 27% appreciation was gained during that period. However, the strong returns of the fourth quarter came from a narrow market with "New Economy" companies in the technology and telecommunications sectors enjoying superior returns while traditional cyclical and

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

defensive names languished. The commencement of global economic healing after a turbulent 1998, as well as numerous interest rate cuts helped to boost most international developed markets in the first half of the year. Although central banks reversed policy, taking back these decreases in response to faster than expected growth during the second half, this did not have an appreciable effect on the markets. International markets surpassed the results of the U.S. market for the first time since 1994 as strong global growth propelled these markets which are earlier in their economic cycles relative to the U.S.

Japan enjoyed spectacular performance during the year thanks to continued economic recovery, corporate restructuring and supportive fiscal policies. The market saw record buying by foreign as well as domestic retail investors, particularly during the fourth quarter. The release of second quarter GDP (up 0.9%) in September after an impressive first quarter rise of 8% was an important catalyst for many international investors to deploy assets into the region as underweight Japan global accounts scrambled to increase their positions given the increasing momentum in the economy. Much of 1999 was the year of the exporter with companies such as Sony, Nintendo and Hitachi enjoying record appreciation. The exporters were seemingly invulnerable, rising in the face of the yen's 14% appreciation relative to the U.S. dollar during the year. The fourth quarter saw the market's narrow focus on technology/telecommunications/internet in lockstep with the global phenomenon. Seldom have so many mega-cap stocks produced such outsized gains as they did during most of 1999.

For European markets, the year proved to be one of extremes with the first and fourth quarters dominated by the strength of large cap growth names, while the middle of the year saw value's reemergence. Europe's newly introduced single currency, the Euro, weakened 15%, reaching a level below parity before finishing the year at 1.01 to the U.S. dollar. All of the gains seen in Europe during 1999 took place during the fourth quarter as the surge of telecommunications and technology gave way to a narrow market driven by companies such as Nokia, Ericsson, Vodafone and Mannesmann. Despite a strong fourth quarter, Europe lagged all other developed market regions for the year as the core economies in that region struggled with sluggish growth, unemployment and weakening currencies relative to the U.S. dollar. The less-than-dramatic European recovery witnessed during the first half of the year gave way to stronger results during the second half as supportive fiscal policies, continued global healing and accelerated export growth driven by a falling Euro, helped Europe enjoy stronger earnings growth. The continuation of mergers and acquisition activity in 1999 added fuel to markets as deals reached an unprecedented level, surpassing the $1 trillion mark.

The markets of non-Japan Asia enjoyed solid returns for the year fuelled by economic revival, plentiful liquidity, positive current account balances and low interest rates. Hong Kong and Singapore benefited from an increase in exports due to competitive currencies vis-a-vis the Japanese yen, while the rise of oil prices benefited Australia and New Zealand. The MSCI Pacific ex-Japan Index appreciated 42.6% in U.S. dollar terms (+38.7% in local currency terms) during 1999.

Against this backdrop, the Portfolio enjoyed strong absolute returns during 1999, but failed to beat its benchmark due to the difficult environment for value investors during the last quarter of the year. For the three months ended December 31, 1999, the Portfolio had a total return of 12.12% compared to 16.99% for the Index.

INVESTMENT STRATEGY & ATTRIBUTION

The Portfolio began the year underweight compared to the Index in all regions. Early in the year we steadily increased our allocation to Japan from underweight to neutral and then to overweight, while decreasing exposure to Europe. We also increased exposure to Asia ex-Japan beginning in the second quarter to put the Portfolio in a neutral stance, and again in the fourth quarter to be overweight relative to the Index. At year end, we were underweight Europe and overweight Japan and Asia. These strategies proved to be successful as Japan and Asia were the relative outperformers, gaining 61.5% and 42.6%, respectively, while Europe underperformed, appreciating 15.9% as compared to the Index rise of 26.96%.

During the first three quarters, European stock selection was strong. Our overweight to the consumer goods and capital equipment industries, both of which surged on signs of economic recovery, contributed to Portfolio results. However, this strategy negatively impacted the Portfolio during the fourth quarter when growth stocks rose at the expense of value. Portfolio

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

underperformance is attributable primarily to results seen during the fourth quarter which was characterized by a narrow market favoring the technology and telecommunication sectors, especially within Europe. Our attention to valuation caused us to be underweight in these sectors. Not owning "New Economy" companies such as telecommunication giants Nokia, Ericsson and Siemens, which had extraordinary appreciation, significantly impacted results. Simultaneously, the Portfolio's overweight to beverages & tobacco as well as food & household products also detracted from returns. Specific consumer staples which detracted from results included Great Universal Stores which suffered due to the trend toward internet shopping as well as difficulty in competing with discount stores, and Nestle and Diageo which suffered from disappointing earnings.

Additionally, our avoidance of Japanese bank stocks impacted overall results as this sector surged in response to several merger announcements in October. Since the Fund's inception, we have not held Japanese banks given their high level of nonperforming loans. We have, however, seen signs of recovery in this sector and will begin selectively adding Japanese banks to the Portfolio.

Factors contributing to performance during the year included the Portfolio's overweight to global franchise blue chip Japanese exporters such as Sony, Kyocera and Fujitsu which benefited first from the yen's weakness, and later from the rise of technology oriented companies. Additionally, UK media oriented companies (WPP, Capital Radio) benefited from the continued growth of the internet, adding to performance, while our telecommunication names (British Telecom, Deutsche Telekom, Telefonica) rode the wave of the telecommunication mania.

OUTLOOK

We believe that international equities are likely to continue the trend seen in the fourth quarter, and should outperform the U.S. during the next six months. Economies within the EAFE universe should continue to strengthen and earnings growth is expected to accelerate as these markets are behind the U.S. in their economic cycle. In the long term we look to Japan to lead international markets, as the cyclical recovery seen during 1999 seems to be turning into a secular recovery for 2000. Europe looks poised to benefit from the continuation of supportive fiscal policies, the M&A trend, as well as a broadening of the market. Asia ex-Japan should see a transition from the liquidity driven rally seen over the past year, into an earnings-driven phase as corporate restructuring and government reform continue and the consumer begins to play an increasingly active role thanks to hefty stock market gains from the past year, falling unemployment, and low inflation and interest rates.

In 2000 Europe looks poised to post the sixth consecutive year of double digit returns, with growth surpassing the U.S. which is later in the economic cycle. Interest rates in Europe, though expected to rise, should remain supportive. Drivers of European GDP growth include deregulation, declining tax rates, and increased capital investment. The European macro backdrop is favorable to value-style investing as core economies are firmly in a recovery, and restructuring continues due to global competition. Managements' desire to steer companies in a global direction should drive the M&A trend. This should be further aided by the entrenchment of a single European market with barriers such as governments' defense of local companies from outside predators decreasing. As these obstacles disappear, cross border deals will likely increase aided by the move toward a pan-European stock exchange. Additionally, as the European equity culture evolves, corporate leaders are forced to respond to shareholder demands of higher returns by aggressively pursuing mergers, downsizing and restructuring in an attempt to gain profitability through core competencies.

We expect to see a broadening of market leadership beyond the technology and telecommunication sectors in 2000. Valuations have become extended to an unprecedented level, and the companies in these sectors would have to deliver exceptional revenue growth to justify their current valuations. We recognize that technological innovations and their impact on economies are not passing trends, and plan to capitalize on their growth. We are exploring opportunities in reasonably valued companies which should benefit from the continued prominence of technology industries. These include media companies engaged in internet advertising, infrastructure companies, ISPs and e-commerce enablers.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         INTERNATIONAL MAGNUM PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

We expect Japan to outperform other EAFE regions in the coming year. During the last six months evidence of a secular recovery in the Japanese economy has begun to mount, with low inventory levels and improvement in retail sales. An additional supplementary budget amounting to 3% of GDP was announced in November and will take effect in April, further boosting the economy. Continued recovery in Asia should benefit Japan as over 40% of its exports go to Asia. We are finding remarkable value in leading Japanese companies which have been restructured, have highly focused management and where real earnings momentum are beginning to show significant promise on a sustainable basis. While most of 1999's recovery was based on a cyclical upturn we believe our assumptions of a secular recovery will likely reward domestic and economic sensitive stocks which are at highly attractive valuations relative to the "New Economy" companies.

The Japanese market should benefit from over $400 billion in bonds maturing over the next 12-15 months which will be available for reinvestment. The consumer will play an increasingly important economic role in 2000 as stabilizing unemployment, improving consumer spending (which accounts for 60% of GDP) and a high savings rate help drive domestic investors into the market. Foreign buyers should also continue to enter Japan thanks to cheap valuations relative to other developed markets. Japan is poised to benefit from the digital revolution with companies like Sony and Nintendo enjoying market leadership in the DVD and digital internet connectivity industries.

We remain optimistic about developed Asian markets as we begin the new millennium. The liquidity driven rally seen in 1999 should transition into an earnings-driven phase of the bull market. Asia's earnings revision and industrial activity growth seem to be mapping to a "V" shaped recovery, with top line growth increasing while restructuring activity continues. Moreover, positive current account balances are providing some measure of defense against rising U.S. rates, and in turn, rising local rates. The baton of growth should now pass to consumers who have been fattened by hefty stock market gains, a high savings rate, falling unemployment, and low inflation and interest rates. In fact, there have already been signs that locals have begun to drive the market with the MSCI Singapore Index returning 99% compared to the Singapore Free Index (securities open to foreign investors) rising 60% for the year. Export sectors should also benefit from global healing as well as from more competitive currencies vis-a-vis the yen, increased intra-Asian trade and the rise of global electronics demand.

January 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC
                         INTERNATIONAL MAGNUM PORTFOLIO

                            STATEMENT OF NET ASSETS
                               DECEMBER 31, 1999

                                                                                           VALUE
     SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------------
COMMON STOCKS (85.0%)
  AUSTRALIA (2.2%)
          3,250    AMP Ltd. ......................................................            $    36
          1,850    Brambles Industries Ltd. ......................................                 51
          8,200    Broken Hill Proprietary Co., Ltd. .............................                108
         10,350    Coca-Cola Amatil Ltd. .........................................                 28
          9,250    Commonwealth Bank of Australia ................................                159
         33,500    Fosters Brewing Group Ltd. ....................................                 96
          4,150    Lend Lease Corp., Ltd. ........................................                 58
      (a)36,000    Macquarie Corporate Telecommunications Holdings Ltd. ..........                 59
          8,930    National Australia Bank Ltd. ..................................                137
         14,750    News Corp., Ltd. ..............................................                143
        108,600    Normandy Mining Ltd. ..........................................                 77
         15,700    Qantas Airways Ltd. ...........................................                 39
          6,650    Rio Tinto Ltd. ................................................                143
         27,100    Telstra Corp., Ltd. ...........................................                147
         14,250    Westpac Banking Corp. .........................................                 98
                                                                                      ---------------
                                                                                                1,379
                                                                                      ---------------
  DENMARK (0.3%)
          1,525    Novo Nordisk A/S ..............................................                202
                                                                                      ---------------
  FINLAND (1.4%)
          3,350    KCI Konecranes International plc ..............................                129
          4,590    Kone Oyj, Class B .............................................                226
         45,360    Merita plc, Class A ...........................................                268
          7,205    Sampo Insurance Co., Ltd., Class A ............................                252
                                                                                      ---------------
                                                                                                  875
                                                                                      ---------------
  FRANCE (8.7%)
          1,350    Alcatel Alsthom ...............................................                310
          8,860    Aventis S.A. ..................................................                515
       (a)6,967    Aventis S.A. ..................................................                402
          2,320    Axa ...........................................................                324
          2,280    Banque Nationale de Paris .....................................                211
         14,920    CNP Assurances ................................................                550
          3,160    France Telecom ................................................                418
          1,340    Groupe Danone .................................................                316
          6,930    Michelin 'B' Regd .............................................                273
          6,050    Pernod Ricard .................................................                347
          6,690    Schneidner S.A. ...............................................                526
          1,015    ST Gobain NPV .................................................                191
          8,226    Total Fina S.A., Class B ......................................              1,099
                                                                                      ---------------
                                                                                                5,482
                                                                                      ---------------
  GERMANY (3.7%)
          3,110    Adidas-Salomon AG .............................................                234
          7,185    BASF AG .......................................................                376
          2,840    Bayersche Vereinsbank AG ......................................                194
          9,290    Deutsche Telekom AG ...........................................                654
          1,290    Mannesmann AG .................................................                313
          2,855    Schering AG ...................................................                345
          3,970    Volkswagen ....................................................                224
                                                                                      ---------------
                                                                                                2,340
                                                                                      ---------------
  HONG KONG (1.8%)
         18,500    Asia Satellite Telecommunications Holdings Ltd. ...............                 58
         37,400    Cable & Wireless Hkt Ltd. .....................................                108
         28,800    Cathay Pacific Airways Ltd. ...................................                 51
         12,500    Cheung Kong Holdings Ltd. .....................................                159
         21,300    China Telecom Ltd. ............................................                133
            200    Dao Heng Bank Group Ltd. ......................................                  1
         41,000    Hong Kong & China Gas Co., Ltd. ...............................                 56
          4,500    HSBC Holdings plc .............................................                 63
         16,800    Hutchison Whampoa Ltd. ........................................                244
         21,000    Li & Fung Ltd. ................................................                 53
          7,900    SmarTone Telecommunications Holdings Ltd. .....................                 38
         10,600    Sun Hung Kai Properties Ltd. ..................................                111
          5,200    Swire Pacific Ltd., Class A ...................................                 31
          5,800    Television Broadcasts Ltd. ....................................                 40
                                                                                      ---------------
                                                                                                1,146
                                                                                      ---------------
  IRELAND (0.6%)
         49,790    Bank of Ireland ...............................................                397
                                                                                      ---------------
  ITALY (3.7%)
         20,170    Banca Popolare di Bergamo S.p.A. ..............................                467
      (a)21,200    Enel S.p.A. ...................................................                 89
         25,250    Marzotto (Gaetano) & Figli S.p.A. .............................                181
         43,700    Mediaset S.p.A. ...............................................                680
         27,960    Telecom Italia Mobile S.p.A. ..................................                313
         29,660    Telecom Italia S.p.A. .........................................                419
         41,540    Unicredito Italiano S.p.A. ....................................                204
                                                                                      ---------------
                                                                                                2,353
                                                                                      ---------------
  JAPAN (27.4%)
          5,600    Aiwa Co., Ltd. ................................................                116
         20,000    Amada Co., Ltd. ...............................................                109
          7,000    Bank of Tokyo-Mitsubishi Ltd. .................................                 98
         15,000    Canon, Inc. ...................................................                596
         22,000    Casio Computer Co., Ltd. ......................................                183
         14,000    Dai Nippon Printing Co., Ltd. .................................                223
         46,000    Daicel Chemical Industries Ltd. ...............................                128
         25,000    Daifuku Co., Ltd. .............................................                144
         24,000    Daikin Industries Ltd. ........................................                326
          4,300    Familymart Co., Ltd. ..........................................                286
          6,800    Fuji Machine Manufacturing Co. ................................                548
         11,000    Fuji Photo Film Ltd. ..........................................                401
         16,000    Fujitec Co., Ltd. .............................................                160
         18,000    Fujitsu Ltd. ..................................................                821
         17,000    Furukawa Electric Co. .........................................                258
         13,900    Hitachi Credit Corp. ..........................................                282
         37,000    Hitachi Ltd. ..................................................                594
          4,000    House Foods Corp. .............................................                 61
         27,000    Kaneka Corp. ..................................................                345
          9,000    Kurita Water Industries Ltd. ..................................                143
          3,600    Kyocera Corp. .................................................                933
         12,000    Kyudenko Co., Ltd. ............................................                 42
         13,000    Lintec Corp. ..................................................                141
         22,000    Matsushita Electric Industrial Co., Ltd. ......................                609
         19,000    Minebea Co., Ltd. ............................................                 326

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC
                         INTERNATIONAL MAGNUM PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

                                                                                           VALUE
     SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------------
  JAPAN (CONT.)
         31,000    Mitsubishi Chemical Corp. .....................................            $   109
         17,000    Mitsubishi Estate Co., Ltd. ...................................                166
         63,000    Mitsubishi Heavy Industries Ltd. ..............................                210
          3,000    Mitsubishi Logistics Corp. ....................................                 19
         13,000    Mitsumi Electric Co., Ltd. ....................................                407
         30,000    NEC Corp. .....................................................                715
         14,000    Nifco, Inc. ...................................................                167
          3,900    Nintendo Corp., Ltd. ..........................................                648
          4,000    Nippon Meat Packers, Inc. .....................................                 52
         49,000    Nissan Motors .................................................                193
          7,000    Nissei Sangyo Co., Ltd. .......................................                 97
          8,000    Nissha Printing Co., Ltd. .....................................                 48
             37    Nippon Telegraph & Telephone Corp. ............................                633
          8,000    Ono Pharmaceutical Co., Ltd. ..................................                214
         29,000    Ricoh Co., Ltd. ...............................................                546
          5,900    Rinnai Corp. ..................................................                110
          1,300    Rohm Co., Ltd. ................................................                534
          5,000    Ryosan Co., Ltd. ..............................................                124
          3,000    Sangetsu Co., Ltd. ............................................                 63
         15,000    Sankyo Co., Ltd. ..............................................                308
         30,000    Sanwa Shutter Corp. ...........................................                112
         28,000    Sekisui Chemical Co. ..........................................                124
         22,000    Sekisui House Co., Ltd. .......................................                195
         23,000    Shin-Etsu Polymer Co., Ltd. ...................................                135
          4,000    Sony Corp. ....................................................              1,186
         15,000    Suzuki Motor Co., Ltd. ........................................                219
          4,000    TDK Corp. .....................................................                552
          5,600    Tokyo Electric Power Co., Inc. ................................                150
         61,000    Toshiba Corp. .................................................                466
          8,000    Toyota Motor Corp. ............................................                387
         40,000    Tsubakimoto Chain Co. .........................................                147
         17,000    Yamaha Corp. ..................................................                110
          9,000    Yamanouchi Pharmaceutical Co. .................................                314
                                                                                      ---------------
                                                                                               17,333
                                                                                      ---------------
  NETHERLANDS (3.6%)
         12,260    Akzo Nobel N.V. ...............................................                616
          9,610    ING Groep N.V. ................................................                581
          2,295    Koninklijke KPN N.V. ..........................................                224
          3,690    Phillips Electronics N.V. .....................................                502
         19,350    Laurus N.V. ...................................................                349
                                                                                      ---------------
                                                                                                2,272
                                                                                      ---------------
  NEW ZEALAND (0.1%)
        11,800     Telecom Corp. of New Zealand Ltd. .............................                 55
                                                                                      ---------------
  PORTUGAL (1.5%)
         37,750    Banco Comercial Portugues, S.A. (BCP) .........................                209
         26,310    Electricidade de Portugal .....................................                460
         16,900    Telecel Commincacaoes Pessoais S.A. ..........................                 295
                                                                                      ---------------
                                                                                                  964
                                                                                      ---------------
  SINGAPORE (2.1%)
       (a)4,000    Chartered Semiconductor .......................................                 22
         (a)200    Chartered Semiconductor ADR ...................................                 15
         13,000    City Developments Ltd. ........................................                 76
         15,793    DBS Group Holdings Ltd ........................................                259
         20,000    Natsteel Electronics Ltd. .....................................                106
         37,000    Neptune Orient Lines Ltd. .....................................                 49
          9,450    Oversea-Chinese Banking Corp. (Local) .........................                 87
         13,420    Overseas Union Bank Ltd. ......................................                 78
         15,000    Sembcorp Logistics Ltd. .......................................                 61
         10,000    Singapore Airlines Ltd.(Local) ................................                113
          7,000    Singapore Press Holding Ltd. ..................................                152
         46,000    Singapore Telecommunications Ltd. .............................                 95
          9,504    United Overseas Bank Ltd. (Local) .............................                 84
         11,000    Venture Manufacturing Ltd. ....................................                126
                                                                                      ---------------
                                                                                                1,323
                                                                                      ---------------
  SPAIN (2.3%)
          3,010    Banco Popular Espanol S.A. ....................................                196
         18,000    Banco Santander Central Hispano S.A. ..........................                204
         20,020    Endesa S.A. ...................................................                398
      (a)25,620    Telefonica S.A. ...............................................                641
                                                                                      ---------------
                                                                                                1,439
                                                                                      ---------------
  SWEDEN (2.9%)
         12,390    Autoliv, Inc., Swedish Depositary Receipt .....................                363
         26,195    Foreningssparbanken AB ........................................                386
         21,290    Nordbanken Holding AB .........................................                125
          7,780    Scandic Hotels AB .............................................                 73
         17,210    Svedala Industri AB ...........................................                316
          5,400    Svenska Cellulosa Free B ......................................                160
         33,350    Svenska Handelsbanken, Class A ................................                420
                                                                                      ---------------
                                                                                                1,843
                                                                                      ---------------
  SWITZERLAND (5.7%)
            338    Cie Financiere Richemont AG, Class A ..........................                807
            325    Holderbank Financiere Glarus AG, Class B (Bearer) .............                445
            726    Nestle S.A. (Registered) ......................................              1,331
            370    Novartis AG (Registered) ......................................                543
            134    Schindler Holding AG (Registered) .............................                215
          1,065    UBS AG (Registered) ...........................................                288
                                                                                      ---------------
                                                                                                3,629
                                                                                      ---------------
  UNITED KINGDOM (17.0%)
         76,550    Allied Domecq plc .............................................                378
         32,400    Allied Zurich plc .............................................                382
          9,835    AstraZeneca plc ...............................................                408
         19,400    BAA plc .......................................................                136
         32,894    Bank of Scotland ..............................................                382
          9,100    Barclays plc ..................................................                262
         53,133    BG Group plc ..................................................                343
         44,900    Blue Circle Industries plc ....................................                261
         18,950    BOC Group plc .................................................                407
         31,270    British Telecom plc ...........................................                764
         12,139    Burmah Castrol plc ............................................                222
         54,400    Cadbury Schweppes plc .........................................                329
         18,550    Capital Radio plc .............................................                449
         55,680    Centrica plc ..................................................                158
         44,700    Diageo plc ....................................................                359
          5,800    Glaxo Wellcome plc ............................................                164
         28,900    Granada Group plc .............................................                293

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC
                         INTERNATIONAL MAGNUM PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

                                                                                           VALUE
     SHARES                                                                                (000)
-----------------------------------------------------------------------------------------------------
  UNITED KINGDOM (CONT.)
         66,670    Great Universal Stores plc ....................................            $   390
        115,300    Halma plc .....................................................                218
         34,750    Imperial Tobacco Group plc ....................................                286
         20,300    Lloyds TSB Group plc ..........................................                254
          8,900    National Westminster Bank plc .................................                191
         28,500    Prudential Corp. plc ..........................................                562
         85,516    Reckitt Benckiser plc .........................................                802
         40,600    Sainsbury (J) plc .............................................                229
         52,000    Scottish & Southern Energy plc ................................                415
         74,450    Shell Transport & Trading Co. .................................                619
         32,150    Smith & Nephew plc ............................................                108
         30,200    SSL International plc .........................................                382
         39,140    WPP Group plc .................................................                620
                                                                                      ---------------
                                                                                               10,773
                                                                                      ---------------
TOTAL COMMON STOCKS (COST $43,384) ...............................................             53,805
                                                                                      ---------------
PREFERRED STOCKS (1.8%)
  GERMANY (1.8%)
          3,228    Fresenius .....................................................                612
          7,840    Henkel KGaA ...................................................                522
                                                                                      ---------------
TOTAL PREFERRED STOCKS (COST $1,135) .............................................              1,134
                                                                                      ---------------
RIGHTS (0.0%)
  HONG KONG (0.0%)
       (a)2,000    Li & Fung Ltd.(Cost $5) .......................................                  5
                                                                                      ---------------
      FACE
     AMOUNT
      (000)
---------------
CORPORATE BONDS (0.0%)
  UNITED KINGDOM (0.0%)
  $           7    BG Transco Holdings plc, 7.00%, 12/16/24 ......................                 12
              7    BG Transco Holdings plc, 4.19%, 12/14/09 ......................                 11
              7    BG Transco Holdings plc, 7.06%, 12/14/09 ......................                 11
                                                                                      ---------------
TOTAL CORPORATE BONDS (COST $37) .................................................                 34
                                                                                      ---------------
TOTAL FOREIGN SECURITIES (86.8%) (COST $44,561) ..................................             54,978
                                                                                      ---------------
SHORT-TERM INVESTMENT (9.0%)
  REPURCHASE AGREEMENT (9.0%)
          5,673    Chase Securities, Inc., 2.60%, 5,673 dated 12/31/99, due
                   1/3/00, to be repurchased at $5,673, collateralized by U.S.
                   Treasury Notes, 6.125%, due 12/31/01, valued at $5,793
                   (COST $5,673) .................................................            $ 5,673
                                                                                      ---------------
FOREIGN CURRENCY (0.3%)
EUR         170    Euro ..........................................................                171
HKD          10    Hong Kong Dollar ..............................................                  1
                                                                                      ---------------
TOTAL FOREIGN CURRENCY (COST $171) ...............................................                172
                                                                                      ---------------
                                                                                           VALUE
                                                                                           (000)
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (96.1%) (COST $50,405) .........................................            $60,823
                                                                                      ---------------
OTHER ASSETS (4.3%)
  Cash ........................................................               $975
  Due from Broker .............................................                951
  Receivable for Daily Variation Futures Contracts ............                507
  Receivable for Portfolio Shares Sold ........................                169
  Dividends Receivable ........................................                101
  Foreign Withholding Tax Reclaim Receivable ..................                 23
  Other Assets ................................................                  3              2,729
                                                                   ---------------
LIABILITIES (-0.4%)
  Shareholder Reporting Expenses Payable ......................                (63)
  Investment Advisory Fees Payable ............................                (39)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts ........................................                (39)
  Custodian Fees Payable ......................................                (32)
  Professional Fees Payable ...................................                (21)
  Administrative Fees Payable .................................                (19)
  Payable for Portfolio Shares Redeemed .......................                 (6)
  Other Liabilities ...........................................                 (1)              (220)
                                                                   ---------------    ---------------
NET ASSETS (100%) ................................................................            $63,332
                                                                                      ---------------
                                                                                      ---------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,558,261 outstanding $0.001 par value shares
  (authorized 500,000,000 shares) ................................................            $ 13.89
                                                                                      ---------------
                                                                                      ---------------
NET ASSETS CONSIST OF:
Paid in Capital ..................................................................            $51,888
Distribution in Excess of Net Investment Income ..................................               (103)
Accumulated Net Realized Gain ....................................................                680
Unrealized Appreciation on Investments, Foreign
  Currency and Futures Contracts .................................................             10,867
                                                                                      ---------------
NET ASSETS .......................................................................            $63,332
                                                                                      ---------------
                                                                                      ---------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC
                         INTERNATIONAL MAGNUM PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency exchange contracts open at December 31, 1999, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                                      NET
    CURRENCY                           IN EXCHANGE                UNREALIZED
   TO DELIVER    VALUE    SETTLEMENT        FOR       VALUE       GAIN (LOSS)
      (000)      (000)       DATE          (000)      (000)          (000)
  -----------   -------   ----------   -----------    -----       -----------
  EUR   1,265   $ 1,280      2/16/00   U.S.$  1,288   $ 1,288          $  8
  JPY  48,810       481      2/16/00   U.S.$    480       480            (1)
  GBP     468       756      2/16/00   U.S.$    755       755            (1)
  U.S.$ 1,700     1,700      2/16/00   EUR    1,637     1,657           (43)
  U.S.$ 1,816     1,816      2/16/00   EUR    1,757     1,778           (38)
  U.S.$ 1,344     1,344      2/16/00   JPY  139,489     1,375            31
  U.S.$ 1,103     1,103      2/16/00   JPY  113,030     1,114            11
  U.S.$ 1,274     1,274      2/16/00   GBP      789     1,274            --
  U.S.$ 1,407     1,407      2/16/00   GBP      867     1,401            (6)
                -------                               -------         -----
                $11,161                               $11,122          $(39)
                -------                               -------         -----
                -------                               -------         -----

--------------------------------------------------------------------------------

(a) -- Non-income producing security
GBP -- British Pound
JPY -- Japanese Yen

--------------------------------------------------------------------------------
FUTURES CONTRACTS:
At December 31, 1999, the following future contracts were open:

                                                                 UNREALIZED
                   NUMBER OF      NATIONAL       EXPIRATION     APPRECIATION
                   CONTRACTS     VALUE (000)        DATE            (000)
                   ---------     -----------     ----------     ------------
CAC 40 Index
  (France)            17         U.S.$  1,024      Mar- 2000       U.S.$ 91
DAX Index
  (Germany)            7                1,230      Mar- 2000            156
Hang Seng Index
  (Hong Kong)          5                4,242      Jan- 2000             19
MIB 30 Index
  (Italy)              2                  434      Mar- 2000             52
Topix  Index
  (Japan)             13              222,560      Mar- 2000            120
FTSE 100 Index
  (United Kingdom)    18                1,256      Mar- 2000             71
                                                                   --------
                                                                   U.S.$509
                                                                   --------
                                                                   --------
--------------------------------------------------------------------------------

             SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                                   MARKET
                                                    VALUE         % OF NET
SECTOR                                              (000)          ASSETS
------                                            --------        --------
Consumer Goods ...............................     $14,824          23.4%
Capital Equipment ............................      11,034          17.4
Services .....................................      10,015          15.8
Finance ......................................       9,661          15.3
Materials ....................................       4,887           7.7
Energy .......................................       4,060           6.4
Multi Industry ...............................         421           0.7
Gold Mines ...................................          76           0.1
                                                  --------          ----
Total Foreign Securities .....................     $54,978          86.8%
                                                  --------          ----
                                                  --------          ----

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC
                         INTERNATIONAL MAGNUM PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                                    YEAR ENDED
                                                                                             DECEMBER 31, 1999
                                                                                                         (000)
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                            $   976
  Interest                                                                                                 224
  Less: Foreign Taxes Withheld                                                                             (99)
                                                                                                      --------
    Total Income                                                                                         1,101
                                                                                                      --------
EXPENSES:
  Investment Advisory Fees                                                                                 388
                                                                                                      --------
  Less: Fees Waived                                                                                       (248)
  Net Investment Advisory Fees                                                                             140
  Administrative Fees                                                                                      146
  Shareholder Reports                                                                                      132
  Custodian Fees                                                                                            95
  Professional Fees                                                                                         42
  Foreign Tax Expense                                                                                        6
  Directors' Fees and Expenses                                                                               1
  Other                                                                                                      3
                                                                                                      --------
    Net Expenses                                                                                           565
                                                                                                      --------
NET INVESTMENT INCOME                                                                                      536
                                                                                                      --------
NET REALIZED GAIN (LOSS) ON:
  Investments Sold                                                                                         (87)
  Foreign Currency Transactions                                                                           (298)
  Futures Contracts                                                                                        822
                                                                                                      --------
    Net Realized Gain                                                                                      437
                                                                                                      --------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                           10,773
  Foreign Currency Translations                                                                             52
  Futures Contracts                                                                                        367
                                                                                                      --------
    Change in Unrealized Appreciation/Depreciation                                                      11,192
                                                                                                      --------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                                    11,629
                                                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                   $12,165
                                                                                                      --------
                                                                                                      --------
-------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                YEAR ENDED          YEAR ENDED
                                                                         DECEMBER 31, 1999   DECEMBER 31, 1998
                                                                                     (000)               (000)
---------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                           $    536                $416
  Net Realized Gain                                                                    437                 184
  Change in Unrealized Appreciation/Depreciation                                    11,192                 (86)
                                                                                  --------            --------
  Net Increase in Net Assets Resulting from Operations                              12,165                 514
                                                                                  --------            --------
DISTRIBUTIONS
  Net Investment Income                                                               (329)               (141)
  In Excess of Net Investment Income                                                  (103)                 --
  Net Realized Gain                                                                   (228)               (155)
                                                                                  --------            --------
  Total Distributions                                                                 (660)               (296)
                                                                                  --------            --------
CAPITAL SHARE TRANSACTIONS(1):
  Subscribed                                                                        64,781              41,614
  Distributions Reinvested                                                             660                 296
  Redeemed                                                                         (57,676)            (16,921)
                                                                                  --------            --------
  Net Increase in Net Assets Resulting from Capital Share Transactions               7,765              24,989
                                                                                  --------            --------
  Total Increase in Net Assets                                                      19,270              25,207

NET ASSETS:
  Beginning of Period                                                               44,062              18,855
                                                                                  --------            --------
  End of Period (Including (distribution in excess of)/ undistributed
    net investment income of $(103) and $91, respectively)                        $ 63,332            $ 44,062
                                                                                  --------            --------
                                                                                  --------            --------
---------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                5,227               3,567
    Shares Issued on Distributions Reinvested                                           52                  26
    Shares Redeemed                                                                 (4,644)             (1,488)
                                                                                  --------            --------
    Net Increase/Decrease in Capital Shares Outstanding                                635               2,105
                                                                                  --------            --------
                                                                                  --------            --------
---------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC
                         INTERNATIONAL MAGNUM PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                           YEAR ENDED DECEMBER 31,           PERIOD FROM
                                                                      -----------------------------        JANUARY 2, 1997*
                                                                         1999             1998          TO DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $11.23           $10.38                  $10.00
                                                                       -------          -------               ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                   0.12             0.12                    0.13
  Net Realized and Unrealized Gain                                        2.70             0.81                    0.59
                                                                       -------          -------               ---------
    Total from Investment Operations                                      2.82             0.93                    0.72
                                                                       -------          -------               ---------
DISTRIBUTIONS
  Net Investment Income                                                  (0.07)           (0.04)                  (0.32)
  In Excess of Net Investment Income                                     (0.03)              --                      --
  Net Realized Gain                                                      (0.06)           (0.04)                  (0.02)
                                                                       -------          -------               ---------
    Total Distributions                                                  (0.16)           (0.08)                  (0.34)
                                                                       -------          -------               ---------
NET ASSET VALUE, END OF PERIOD                                          $13.89           $11.23                  $10.38
                                                                       -------          -------               ---------
                                                                       -------          -------               ---------
TOTAL RETURN                                                             25.19%           8.97%                    7.31%
                                                                       -------          -------               ---------
                                                                       -------          -------               ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                      $63,332          $44,062                 $18,855
Ratio of Expenses to Average Net Assets                                   1.16%            1.15%                   1.16%**
Ratio of Expenses to Average Net Assets Excluding Foreign Tax
  Expense                                                                 1.15%             N/A                    1.15%**
Ratio of Net Investment Income (Loss) to Average
  Net Assets                                                              1.10%            1.22%                   1.43%**
Portfolio Turnover Rate                                                     59%              36%                     41%
---------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                             $0.05            $0.06                   $0.15
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                          1.67%            1.80%                   2.78%**
  Net Investment Income (Loss) to Average Net Assets                      0.59%            0.58%                  (0.19)%**
----------------------------------------------------------------------------------------------------------------------------

*Commencement of operations
**Annualized


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

Morgan Stanley Dean Witter Universal Funds, Inc., (formerly Morgan Stanley Universal Funds, Inc.), (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1999, the Fund was comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the International Magnum Portfolio. The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries. The Portfolio invests primarily in countries comprising the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). EAFE countries include most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore. The Portfolio also may invest up to 5% of its assets in countries not included in the Index.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures approved by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions, and investment income and expenses at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations. Due from broker is comprised of cash held at brokers as collateral against open futures positions as stated in the Statement of Net Assets.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                    FROM
                                     FIRST          $500            MORE
                                      $500       MILLION TO         THAN
PORTFOLIO                           MILLION      $1 BILLION      $1 BILLION
---------                           -------      ----------      ----------
International Magnum                  0.80%         0.75%           0.70%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: During December 1999, the Fund, along with an affiliated open-end fund (collectively the "Funds"), entered into a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Fund are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 1999, there were no amounts drawn down on the Facility.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

F. OTHER: At December 31, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                            NET
   COST           APPRECIATION       APPRECIATION       DEPRECIATION
   (000)              (000)              (000)              (000)
-----------       ------------       ------------       ------------
  $50,340            $12,696           $(2,385)            $10,311

For the year ended December 31, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $31,505,661 and $25,665,749, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1999.

For the year ended December 31, 1999, the Portfolio intends to defer to January 1, 2000, for the U.S. Federal income tax purposes, post-October currency losses of $135,000.

At December 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Universal Funds, Inc.--
International Magnum Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--International Magnum Portfolio (the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 2, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 11, 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       FEDERAL TAX INFORMATION (UNAUDITED)


For the year ended December 31, 1999, the Portfolio has designated a 20% long-term capital gain of approximately $177,000.

For the year ended December 31, 1999, the Portfolio intends to pass through to shareholders foreign tax credits of approximately $105,000 and has derived gross income from sources within foreign countries in the amount of approximately $960,000.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.



DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
  Chairman and Director, Morgan Stanley Dean Witter
  Investment Management Inc. and Morgan Stanley Dean Witter
  Investment Management Limited; Managing
  Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
  Managing Director, Morgan Stanley Dean Witter Investment
  Management Inc. and Morgan Stanley & Co.
  Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


OFFICERS
Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com\institutional\investmentmanagement.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.




                             MID CAP VALUE PORTFOLIO





                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MID CAP VALUE PORTFOLIO

                              INVESTMENT OVERVIEW



COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
--------------------------------------------------------

Basic Materials               (4.8%)
Basic Resources               (0.5%)
Capital Goods                 (5.9%)
Communication Services        (2.8%)
Consumer Cyclicals           (14.1%)
Consumer Staples              (7.1%)
Energy                        (7.9%)
Financial                    (11.5%)
Healthcare                    (9.4%)
Technology                   (24.3%)
Transportation                (1.1%)
Utilities                     (4.9%)
Other                         (5.7%)

TOP FIVE HOLDINGS
                                                            PERCENT OF
SECURITY                                 INDUSTRY           NET ASSETS
--------                                ----------          ----------
Seagate Technology, Inc.                Technology             3.3%
Valassis Communications, Inc.        Consumer Staples          2.9%
SanDisk Corp.                        Consumer Cyclicals        2.3%
Lehman Brothers Holdings, Inc.          Financial              1.8%
ReliaStar Financial Corp.               Financial              1.7%

PERFORMANCE COMPARED TO THE S&P MID CAP 400 INDEX(1)
----------------------------------------------------------
                                                   TOTAL RETURNS(2)
                                        ----------------------------------------
                                              ONE             AVERAGE ANNUAL
                                             YEAR           SINCE INCEPTION(3)
                                        --------------      ------------------
Portfolio .......................            20.19%                25.25%
Index ...........................            14.72%                22.40%


1. The S&P Mid Cap 400 Index is a value weighted index of companies that generally have market values between $500 million and $6 billion that represent a broad range of industry segments within the U.S. economy.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              1/2/97*     12/31/97     12/31/98     12/31/99
Mid Cap Value Portfolio      $10,000       _____        _____       $19,623
S&P Mid Cap 400 Index        $10,000       _____        _____       $18,318

*Commencement of operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Mid Cap Value Portfolio seeks long-term capital growth investing primarily in common stocks and other equity securities of issuers with equity capitalization in the range of the companies represented in the Standard & Poor's Rating Group ("S&P") Mid Cap 400 Index (the "Index"). Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

For the year ended December 31, 1999, the Portfolio had a total return of 20.19% compared to 14.72% for the S&P Mid Cap 400 Index (the "Index"). For the period from inception on January 2, 1997 through December 31, 1999, the Portfolio had an average annual total return of 25.25% compared to 22.40% for the Index.

Equities across all market capitalizations posted double-digit returns for the past twelve months driven chiefly by the performance of technology companies. The final interest rate hike of 1999, during November, did not dampen returns and the performance gap between growth and value continued to widen.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MID CAP VALUE PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

Both stock selection and sector decisions generated excess returns relative to the Index. Financial services, energy, and telephone services were the best performing sectors in terms of both security selection and sector allocation decisions. Less-than-index exposure to financial services and overweight positions in telephone services and energy added to Portfolio results. McLeodUSA, Inc., Nabors Industries and Seagate Technology were top contributors to performance during the period. Security selection within technology added to results although less-than-index exposure detracted from returns.

During the year, we increased our exposure to the technology sector by adding companies that will benefit from internet growth and technology firms that focused on data storage and data transmission. We trimmed the Portfolio's exposure to energy, although the position remains overweight relative to the Index, and continued to underweight financial services since a rising interest rate environment has a negative impact on banks and financial institutions.

Mid cap stocks outperformed large cap stocks in the fourth quarter, modestly reducing the valuation gap.

January 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MID CAP VALUE PORTFOLIO

                             STATEMENT OF NET ASSETS
                               DECEMBER 31, 1999

                                                                                  VALUE
     SHARES                                                                       (000)
--------------------------------------------------------------------------------------------
COMMON STOCKS (94.3%)
  BASIC MATERIALS (4.8%)
    AGRICULTURAL PRODUCTS (0.5%)
             5,800   Caterpillar, Inc. .............................                $   273
                                                                      ----------------------
    CHEMICALS (DIVERSIFIED) (0.2%)
             5,200   Engelhard Corp. ...............................                     98
                                                                      ----------------------
    CHEMICALS (SPECIALTY) (1.1%)
          (a)2,100   Cytec Industries, Inc. ........................                     49
             5,100   Lubrizol Corp. ................................                    157
             7,000   M.A. Hanna Co. ................................                     77
             1,400   MCN Corp. .....................................                     33
         (a)19,200   W.R. Grace & Co. ..............................                    266
                                                                      ----------------------
                                                                                        582
                                                                      ----------------------
    CONSTRUCTION (CEMENT & AGGREGATES) (1.2%)
            16,500   Martin Marietta Materials, Inc. ...............                    677
                                                                      ----------------------
    CONTAINERS & PACKAGING (PAPER) (0.7%)
         (a)55,500   Gaylord Container Corp., Class A ..............                    378
                                                                      ----------------------
    FOREST PRODUCTS & PAPER (0.3%)
          (a)2,400   Forest Laboratories, Inc. Class A .............                    147
                                                                      ----------------------
    IRON & STEEL (0.6%)
             4,200   AK Steel Holding Corp. ........................                     80
               300   National Steel Corp., Class B .................                      2
             7,400   USX-U.S. Steel Group, Inc. ....................                    244
                                                                      ----------------------
                                                                                        326
                                                                      ----------------------
    PAPER & FOREST (0.1%)
             3,200   Georgia-Pacific Corp. (Timber Group) ..........                     79
                                                                      ----------------------
    SERVICES (COMMERCIAL & CONSUMER) (0.1%)
          (a)1,100   Ebenx, Inc. ...................................                     50
                                                                      ----------------------
TOTAL BASIC MATERIALS ..............................................                  2,610
                                                                      ----------------------
  BASIC RESOURCES (0.5%)
    TELECOMMUNICATIONS EQUIPMENT (0.5%)
          (a)9,900   Fairchild Semiconductor International, Inc. ...                    295

                                                                      ----------------------
  CAPITAL GOODS (5.9%)
    AEROSPACE/DEFENSE (1.5%)
             5,100   General Dynamics Corp. ........................                    269
         (a)11,200   Litton Industries, Inc. .......................                    558
                                                                      ----------------------
                                                                                        827
                                                                      ----------------------
    CONTAINERS (METAL & GLASS) (0.5%)
            20,600   American National Can Group, Inc. .............                    268
                                                                      ----------------------
    MANUFACTURING (DIVERSIFIED) (0.3%)
            11,200   Stewart & Stevenson Services, Inc. ............                    133
                                                                      ----------------------
    MANUFACTURING (SPECIALIZED) (0.8%)
          (a)8,900   Freeport-McMoRan Copper & Gold, Inc. Class B ..                    188
             9,300   York International Corp. ......................                    255
                                                                      ----------------------
                                                                                        443
                                                                      ----------------------
    METAL FABRICATORS (2.3%)
         (a)10,800   Celestica, Inc. ...............................                    600
         (a)42,000   Tower Automotive, Inc. ........................                    648
                                                                      ----------------------
                                                                                      1,248
                                                                      ----------------------
    WASTE MANAGEMENT (0.5%)
          (a)4,100   Newpark Resources, Inc. .......................                     25
         (a)17,500   Republic Services, Inc., Class A ..............                    252
                                                                      ----------------------
                                                                                        277
                                                                      ----------------------
TOTAL CAPITAL GOODS ................................................                  3,196
                                                                      ----------------------
  COMMUNICATION SERVICES (2.8%)
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (1.1%)
               858   Comsat Corp. ..................................                     17
            (a)500   Harmonic, Inc. ................................                     48
          (a)7,900   Western Wireless Corp., Class A ...............                    527
                                                                      ----------------------
                                                                                        592
                                                                      ----------------------
    TELEPHONE (0.4%)
          (a)4,000   McLeodUSA, Inc. ...............................                    235
                                                                      ----------------------
    COMMUNICATION SERVICES - OTHER (1.3%)
          (a)5,000   Extreme Networks, Inc. ........................                    418
          (a)4,000   LSI Logic Corp. ...............................                    270
                                                                      ----------------------
                                                                                        688
                                                                      ----------------------
TOTAL COMMUNICATION SERVICES .......................................                  1,515
                                                                      ----------------------
  CONSUMER CYCLICALS (14.1%)
    AUTO PARTS & EQUIPMENT (3.5%)
             2,600   Arvin Industries, Inc. ........................                     74
          (a)7,300   Lear Corp. ....................................                    233
         (a)12,800   SanDisk Corp. .................................                  1,232
          (a)4,700   SPX Corp. .....................................                    380
                                                                      ----------------------
                                                                                      1,919
                                                                      ----------------------
    LODGING-HOTELS (0.3%)
             3,100   Royal Carribean Cruises Ltd. ..................                    153
                                                                      ----------------------
    MACHINERY (0.7%)
         (a)29,700   CNH GLobal N.V. ...............................                    395
                                                                      ----------------------
    PHOTOGRAPHY/IMAGING (0.1%)
            (a)600   DuPont Photomasks, Inc. .......................                     29
                                                                      ----------------------
    PUBLISHING (NEWSPAPERS) (0.6%)
            10,100   The Readers Digest Association, Inc., Class A .                    296
                                                                      ----------------------
    RETAIL (DISCOUNTERS) (0.4%)
             5,200   Family Dollar Stores, Inc. ....................                     85
          (a)4,100   Shopko Stores, Inc. ...........................                     94
                                                                      ----------------------
                                                                                        179
                                                                      ----------------------
    RETAIL (GENERAL MERCHANDISE) (0.6%)
          (a)8,700   BJ's Wholesale Club, Inc. .....................                    318
                                                                      ----------------------
    RETAIL (SPECIALTY/APPAREL) (3.9%)
          (a)7,100   Ann Taylor Stores Corp. .......................                    245
          (a)5,700   ANTEC Corp. ...................................                    208
         (a)31,300   Bally Total Fitness Holding Corp. .............                    835
          (a)1,700   Barnes & Noble, Inc. ..........................                     35
          (a)3,300   barnesandnoble.com ............................                     47
          (a)3,400   Lands' End, Inc. ..............................                    118
         (a)55,100   Sunglass Hut International, Inc. ..............                    620
                                                                      ----------------------
                                                                                      2,108
                                                                      ----------------------
    SERVICES (ADVERTISING/MARKETING) (1.2%)
          (a)8,000   ACNielsen Corp. ...............................                    197


    The accompanying notes are an integral part of the financial statements.

                                       3

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MID CAP VALUE PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

                                                                                  VALUE
     SHARES                                                                       (000)
--------------------------------------------------------------------------------------------
    SERVICES (ADVERTISING/MARKETING) (CONT.)
         (a)24,700   Snyder Communications, Inc. ...................                $   476
                                                                      ----------------------
                                                                                        673
                                                                      ----------------------
    SERVICES (COMMERCIAL & CONSUMER) (2.4%)
          (a)7,325   Circle.com ....................................                     90
          (a)5,100   Modis Professional Services, Inc. .............                     73
          (a)4,200   NOVA Corp. ....................................                    132
          (a)7,300   United Rentals, Inc. ..........................                    125
         (a)20,000   USWeb Corp. ...................................                    889
                                                                      ----------------------
                                                                                      1,309
                                                                      ----------------------
    TEXTILES (APPAREL) (0.4%)
               300   Johnson Controls, Inc. ........................                     17
          (a)7,200   Jones Apparel Group, Inc. .....................                    195
                                                                      ----------------------
                                                                                        212
                                                                      ----------------------
TOTAL CONSUMER CYCLICALS                                                              7,591
                                                                      ----------------------
  CONSUMER STAPLES (7.1%)
    BROADCASTING (TV, RADIO, CABLE) (0.8%)
          (a)6,200   Jones Intercable, Inc., Class A ...............                    430
                                                                      ----------------------
    FOODS (1.5%)
            10,600   Earthgrains Co. (The) .........................                    171
         (a)29,600   Fresh Del Monte Produce, Inc. .................                    266
            10,100   IBP, Inc. .....................................                    182
             2,600   Quaker Oats Co. (The) .........................                    171
                                                                      ----------------------
                                                                                        790
                                                                      ----------------------
    GAMING (0.2%)
          (a)3,700   Harrah's Entertainment, Inc. ..................                     98
                                                                      ----------------------
    RESTAURANTS (0.2%)
          (a)5,300   Brinker International, Inc. ...................                    127
                                                                      ----------------------
    RETAIL (DRUG STORES) (0.5%)
             7,000   CVS Corp. .....................................                    279
                                                                      ----------------------
    RETAIL (FOOD CHAINS) (0.6%)
         (a)18,000   Kroger Co. ....................................                    340
                                                                      ----------------------
    SPECIALTY PRINTING (3.3%)
         (a)36,700   Valassis Communications, Inc. .................                  1,550
          (a)4,000   VISX, Inc. ....................................                    207
                                                                      ----------------------
                                                                                      1,757
                                                                      ----------------------
TOTAL CONSUMER STAPLES .............................................                  3,821
                                                                      ----------------------
  ENERGY (7.9%)
    OIL & GAS (DRILLING) (6.7%)
             2,300   Baker Hughes, Inc. ............................                     48
         (a)11,000   BJ Services Co. ...............................                    460
          (a)3,700   Cooper Cameron Corp. ..........................                    181
             2,900   ENSCO International, Inc. .....................                     66
         (a)12,200   Global Industries Ltd. ........................                    105
         (a)38,300   Global Marine, Inc. ...........................                    637
         (a)29,700   Nabors Industries, Inc. .......................                    919
          (a)9,400   Noble Drilling Corp. ..........................                    308
               800   Santa Fe International Corp. ..................                     21
          (a)9,000   Smith International, Inc. .....................                    447
             8,100   Transocean Offshore, Inc. .....................                    273
          (a)4,800   Weatherford International, Inc. ...............                    192
                                                                      ----------------------
                                                                                      3,657
                                                                      ----------------------
    OIL & GAS (EXPLORATION & DRILLING) (0.9%)
             3,000   Apache Corp. ..................................                    111
             2,100   Burlington Resources, Inc. ....................                     69
         (a)22,560   Ocean Energy, Inc. ............................                    175
            10,900   Union Pacific Resources Group, Inc. ...........                    139
                                                                      ----------------------
                                                                                        494
                                                                      ----------------------
    OIL & GAS (REFINING & MARKETING) (0.3%)
             4,200   Coastal Corp. .................................                    149
                                                                      ----------------------
TOTAL ENERGY .......................................................                  4,300
                                                                      ----------------------
  FINANCIAL (11.5%)
    BANKS (MAJOR REGIONAL) (1.9%)
             8,400   Comerica, Inc. ................................                    392
             5,200   Key Corp. .....................................                    115
            15,900   Mellon Financial Corp. ........................                    542
                                                                      ----------------------
                                                                                      1,049
                                                                      ----------------------
    BANKS (REGIONAL) (1.9%)
            16,500   First Security Corp. ..........................                    421
             6,500   Hibernia Corp., Class A .......................                     69
             2,400   Marshall & Ilsley Corp. .......................                    151
             5,900   Mercantile Bankshares Corp. ...................                    188
             6,000   Southtrust Corp. ..............................                    227
                                                                      ----------------------
                                                                                      1,056
                                                                      ----------------------
    CONSUMER FINANCE (0.9%)
            23,900   Heller Financial, Inc. ........................                    480
                                                                      ----------------------
    FINANCIAL (DIVERSIFIED) (0.8%)
             2,800   Ambac Financial Group, Inc. ...................                    146
             4,800   Crescent Real Estate Equities Co. .............                     88
             4,100   FINOVA Group, Inc. ............................                    146
               600   XL Capital Ltd., Class A ......................                     31
                                                                      ----------------------
                                                                                        411
                                                                      ----------------------
    INSURANCE (LIFE & HEALTH) (1.7%)
            23,500   ReliaStar Financial Corp. .....................                    921
                                                                      ----------------------
    INSURANCE (PROPERTY-CASUALTY) (0.9%)
             6,800   Allmerica Financial Corp. .....................                    378
             2,900   HSB Group, Inc. ...............................                     98
                                                                      ----------------------
                                                                                        476
                                                                      ----------------------
    INVESTMENT BANKING & BROKERAGE (2.0%)
             2,609   Bear Stearns Co., Inc. ........................                    112
            11,400   Lehman Brothers Holdings, Inc. ................                    965
                                                                      ----------------------
                                                                                      1,077
                                                                      ----------------------
    SAVINGS & LOANS (1.4%)
         (a)10,200   Charter Communications, Inc. ..................                    223
            10,290   Charter One Financial, Inc. ...................                    197
          (a)1,100   Chartered Semiconductor ADR ...................                     80
             9,100   Dime Bancorp, Inc. ............................                    138
             1,800   Greenpoint Financial Corp. ....................                     43


    The accompanying notes are an integral part of the financial statements.

                                       4

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MID CAP VALUE PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

                                                                                  VALUE
     SHARES                                                                       (000)
--------------------------------------------------------------------------------------------
    SAVINGS & LOANS (CONT.)
             8,000   SOVEREIGN BANCORP, INC. .......................                $    59
                                                                      ----------------------
                                                                                        740
                                                                      ----------------------
TOTAL FINANCIAL ....................................................                  6,210
                                                                      ----------------------
  HEALTH CARE (9.4%)
    HEALTH CARE (DIVERSIFIED) (0.7%)
             5,600   Teva Pharmaceutical Industries Ltd. ADR .......                    402
                                                                      ----------------------
    HEALTH CARE (DRUGS-GENERIC & OTHERS) (2.9%)
             8,300   Alpharma, Inc., Class A .......................                    255
          (a)5,400   Biogen, Inc. ..................................                    456
             4,000   ICN Pharmaceuticals, Inc. .....................                    101
          (a)3,900   Medimmune, Inc. ...............................                    647
             1,600   Shared Medical Systems Corp. ..................                     82
                                                                      ----------------------
                                                                                      1,541
                                                                      ----------------------
    HEALTH CARE (HOSPITAL MANAGEMENT) (1.0%)
         (a)16,600   Health Management Associates, Inc., Class A ...                    222
         (a)14,000   Tenet Healthcare Corp. ........................                    329
                                                                      ----------------------
                                                                                        551
                                                                      ----------------------
    HEALTH CARE (LONG-TERM CARE) (0.4%)
         (a)18,500   Caremark Rx, Inc. .............................                     94
         (a)13,000   Foundation Health Systems, Inc., Class A ......                    129
                                                                      ----------------------
                                                                                        223
                                                                      ----------------------
    HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (0.9%)
         (a)11,500   Amerisource Health Corp. ......................                    174
         (a)12,100   Sybron International Corp. ....................                    299
                                                                      ----------------------
                                                                                        473
                                                                      ----------------------
    HEALTH CARE (SPECIALIZED SERVICES) (3.5%)
          (a)6,600   Gilead Sciences, Inc. .........................                    357
         (a)13,000   Legato Systems, Inc. ..........................                    895
         (a)17,800   Lincare Holdings, Inc. ........................                    617
                                                                      ----------------------
                                                                                      1,869
                                                                      ----------------------
TOTAL HEALTH CARE ..................................................                  5,059
                                                                      ----------------------
  TECHNOLOGY (24.3%)
    BIOTECHNOLOGY (0.5%)
          (a)7,800   Alza Corp., Class A ...........................                    270
                                                                      ----------------------
    COMPUTER SOFTWARE (6.2%)
          (a)4,500   AVT Corp. .....................................                    211
         (a)19,000   Complete Business Solutions, Inc. .............                    477
          (a)3,200   Corel Corp. ...................................                     48
         (a)10,600   Informix Corp. ................................                    121
          (a)4,700   Intuit, Inc. ..................................                    282
          (a)4,900   Mentor Graphics Corp. .........................                     65
         (a)14,300   Network Associates, Inc. ......................                    382
          (a)4,100   New Era of Networks, Inc. .....................                    195
          (a)3,700   Novellus Systems, Inc. ........................                    453
          (a)8,600   Rational Software Corp. .......................                    423
         (a)14,700   Verio, Inc. ...................................                    679
                                                                      ----------------------
                                                                                      3,336
                                                                      ----------------------
    COMPUTERS (NETWORKING) (1.0%)
          (a)8,600   PSINet, Inc. ..................................                    531
                                                                      ----------------------
    COMPUTERS (PERIPHERALS) (6.3%)
          (a)1,300   Efficient Networks, Inc. ......................                     88
         (a)11,700   Electronics for Imaging, Inc. .................                    680
         (a)10,900   Pinnacle Systems, Inc. ........................                    444
         (a)15,800   Quantum Corp.-DLT & Storage ...................                    239
         (a)37,800   Seagate Technology, Inc. ......................                  1,760
          (a)2,400   Siebel Systems, Inc. ..........................                    202
                                                                      ----------------------
                                                                                      3,413
                                                                      ----------------------
    ELECTRIC COMPANIES (1.3%)
         (a)21,300   Midamerican Energy Holdings Co. ...............                    718
                                                                      ----------------------
    ELECTRONICS (COMPONENT DISTRIBUTORS) (0.5%)
          (a)5,800   Flextronics International Ltd. ................                    267
                                                                      ----------------------
    ELECTRONICS (SEMICONDUCTORS) (1.7%)
         (a)15,000   Integrated Device Technology, Inc. ............                    435
         (a)11,000   National Semiconductor Corp. ..................                    471
                                                                      ----------------------
                                                                                        906
                                                                      ----------------------
    EQUIPMENT (SEMICONDUCTORS) (0.3%)
          (a)2,400   PRI Automation, Inc. ..........................                    161
                                                                      ----------------------
    SERVICES (COMPUTER SYSTEMS (0.4%)
          (a)9,600   SunGard Data Systems, Inc. ....................                    228
                                                                      ----------------------
    SERVICES (DATA PROCESSING) (2.0%)
          (a)4,600   Cambridge Technology Partners, Inc. ...........                    121
          (a)4,600   Documentum, Inc. ..............................                    275
             3,400   First Data Corp. ..............................                    167
         (a)13,650   Fiserv, Inc. ..................................                    523
                                                                      ----------------------
                                                                                      1,086
                                                                      ----------------------
    SOFTWARE (0.3%)
          (a)3,900   Verity, Inc. ..................................                    166
                                                                      ----------------------
    TELEPHONE (1.4%)
         (a)16,100   Adelphia Business Solutions, Inc. .............                    773
                                                                      ----------------------
    TECHNOLOGY - OTHER (2.4%)
          (a)6,000   Affiliated Computer Services, Inc., Class A ...                    276
         (a)16,200   Digital Microwave Corp. .......................                    380
          (a)4,700   Micron Technology, Inc. .......................                    365
          (a)4,800   Powerwave Technologies, Inc. ..................                    280
                                                                      ----------------------
                                                                                      1,301
                                                                      ----------------------
TOTAL TECHNOLOGY ...................................................                 13,156
                                                                      ----------------------
  TRANSPORTATION (1.1%)
    AIR FREIGHT (0.7%)
          (a)8,500   Atlas Air, Inc. ...............................                    233
             4,000   CNF Transportation, Inc. ......................                    138
                                                                      ----------------------
                                                                                        371
                                                                      ----------------------
    AIRLINES (0.1%)
             3,600   Southwest Airlines Co. ........................                     58
                                                                      ----------------------
    RAILROADS (0.2%)
             4,600   Canadian National Railway Co. .................                    121
                                                                      ----------------------
    TRUCKING (0.1%)
          (a)2,300   Teekay Shopping Corp. .........................                     37
                                                                      ----------------------
TOTAL TRANSPORTATION ...............................................                    587
                                                                      ----------------------
  UTILITIES (4.9%)
    ELECTRIC COMPANIES (4.3%)
             3,600   Allegheny Energy, Inc. ........................                     97


    The accompanying notes are an integral part of the financial statements.

                                       5

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MID CAP VALUE PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

                                                                                  VALUE
     SHARES                                                                       (000)
--------------------------------------------------------------------------------------------
    ELECTRIC COMPANIES (CONT.)
             1,350   Black Hills Corp. ............................                 $    30
         (a)10,100   Calpine Corp. ................................                     646
             1,300   CMS Energy Corp. .............................                      40
             8,100   Energy East Corp. ............................                     169
             2,900   Florida Progress Corp. .......................                     123
             2,400   IPALCO Enterprises, Inc. .....................                      41
               800   New Century Energies, Inc. ...................                      24
             3,700   PECO Energy Co. ..............................                     129
             2,200   Pinnacle West Capital Corp. ..................                      67
            20,100   Potomac Electric Power Co. ...................                     461
             6,800   PP&L Resources, Inc. .........................                     156
             2,800   Public Service Enterprise Group, Inc. ........                      97
             7,200   Texas Utilities Co. ..........................                     256
                                                                      ----------------------
                                                                                      2,336
                                                                      ----------------------
    NATURAL GAS (0.6%)
             5,200   Columbia Energy Group ........................                     329
                                                                      ----------------------
TOTAL UTILITIES ...................................................                   2,665
                                                                      ----------------------
TOTAL COMMON STOCKS (COST $46,057) ................................                 $51,005
                                                                      ----------------------
  FACE
 AMOUNT
 (000)
----------------
SHORT-TERM INVESTMENT (6.5%)
  REPURCHASE AGREEMENT (6.5%)
            $3,537   Chase Securities, Inc., 2.60%, dated
                       12/31/99, due 1/3/00, to be repurchased at
                       $3,538, collateralized by U.S. Treasury Notes,
                       6.125%, due 12/31/01, valued at $3,614
                       (COST $3,537)...............................                   3,537
                                                                      ----------------------
TOTAL INVESTMENTS (100.8%) (COST $49,594) .........................                  54,542
                                                                      ----------------------

                                                                                  AMOUNT
                                                                                   (000)
--------------------------------------------------------------------------------------------
OTHER ASSETS (0.1%)
  Cash .....................................             $   1
  Receivable for Portfolio Shares Sold .....                41
  Dividends Receivable .....................                11
  Receivable for Investments Sold ..........                 2
  Other Assets .............................                 1                      $    56
                                             ------------------
LIABILITIES (0.9%)
  Payable for Investments Purchased ........              (373)
  Investment Advisory Fees Payable .........               (46)
  Professional Fees Payable ................               (18)
  Custodian Fees Payable ...................               (16)
  Administrative Fees Payable ..............               (12)
  Payable for Portfolio Shares Redeemed ....                (7)
  Other Liabilities ........................               (19)                        (491)
                                             ------------------       ----------------------
NET ASSETS (100%) .................................................                 $54,107
                                                                      ----------------------
                                                                      ----------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,464,440 outstanding $0.001 par value shares
  (authorized 500,000,000 shares) .................................                 $ 15.62
                                                                      ----------------------
                                                                      ----------------------
NET ASSETS CONSIST OF:
Paid in Capital ...................................................                 $48,326
Undistributed Net Investment Income ...............................                       4
Accumulated Net Realized Gain .....................................                     829
Unrealized Appreciation on Investments ............................                   4,948
                                                                      ----------------------
NET ASSETS ........................................................                 $54,107
                                                                      ----------------------
                                                                      ----------------------
--------------------------------------------------------------------------------------------

(a) -- Non-income producing security
ADR -- American Depositary Receipt


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MID CAP VALUE PORTFOLIO

                            STATEMENT OF OPERATIONS

                                                                                       YEAR ENDED
                                                                                DECEMBER 31, 1999
                                                                                            (000)
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                $  322
  Interest                                                                                    182
                                                                                           ------
    Total Income                                                                              504
                                                                                           ------
EXPENSES:
  Investment Advisory Fees                                                                    300
  Less: Fees Waived                                                                          (127)
                                                                                           ------
  Net Investment Advisory Fees                                                                173
  Administrative Fees                                                                         111
  Shareholder Reports                                                                          49
  Professional Fees                                                                            45
  Custodian Fees                                                                               36
  Directors' Fees and Expenses                                                                  1
  Other                                                                                         6
                                                                                           ------
    Net Expenses                                                                              421
                                                                                           ------
NET INVESTMENT INCOME                                                                          83
                                                                                           ------
NET REALIZED GAIN ON:
  Investments Sold                                                                          6,512
                                                                                           ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                               1,763
                                                                                           ------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation                        8,275
                                                                                           ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $8,358
                                                                                           ------
                                                                                           ------
--------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                    YEAR ENDED         YEAR ENDED
                                                             DECEMBER 31, 1999  DECEMBER 31, 1998
                                                                         (000)              (000)
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                $    83            $    80
  Net Realized Gain                                                      6,512              1,141
  Change in Unrealized Appreciation/Depreciation                         1,763              2,157
                                                                       -------            -------
  Net Increase in Net Assets Resulting from Operations                   8,358              3,378
                                                                       -------            -------

DISTRIBUTIONS:
  Net Investment Income                                                    (79)               (70)
  Net Realized Gain                                                     (6,234)              (779)
                                                                       -------            -------
  Total Distributions                                                   (6,313)              (849)
                                                                       -------            -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                            20,082             23,813
  Distributions Reinvested                                               6,313                849
  Redeemed                                                              (5,714)            (7,271)
                                                                       -------            -------

  Net Increase in Net Assets Resulting from Capital Share
    Transactions                                                        20,681             17,391
                                                                       -------            -------
  Total Increase in Net Assets                                          22,726             19,920

NET ASSETS:
  Beginning of Period                                                   31,381             11,461
                                                                       -------            -------
  End of Period (Including undistributed net investment income
    of $4 and $0, respectively)                                        $54,107            $31,381
                                                                       -------            -------
                                                                       -------            -------
--------------------------------------------------------------------------------------------------
(1)Capital Share Transactions:
    Shares Subscribed                                                    1,305              1,700
    Shares Issued on Distributions Reinvested                              431                 60
    Shares Redeemed                                                       (375)              (518)
                                                                       -------            -------
    Net Increase in Capital Shares Outstanding                           1,361              1,242
                                                                       -------            -------
                                                                       -------            -------
-------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MID CAP VALUE PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED DECEMBER 31,       PERIOD FROM
                                                                           ------------------------     JANUARY 2, 1997*
SELECTED PER SHARE DATA AND RATIOS                                            1999           1998     TO DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $14.92        $13.32            $10.00
                                                                             ------        ------            ------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                       0.03          0.04              0.02
   Net Realized and Unrealized Gain                                            2.81          2.04              4.05
                                                                             ------        ------            ------
     Total from Investment Operations                                          2.84          2.08              4.07
                                                                             ------        ------            ------

DISTRIBUTIONS
   Net Investment Income                                                      (0.03)        (0.03)            (0.02)
   Net Realized Gain                                                          (2.11)        (0.45)            (0.73)
                                                                             ------        ------            ------
     Total Distributions                                                      (2.14)        (0.48)            (0.75)
                                                                             ------        ------            ------

NET ASSET VALUE, END OF PERIOD                                               $15.62        $14.92            $13.32
                                                                             ------        ------            ------
                                                                             ------        ------            ------

TOTAL RETURN                                                                  20.19%        15.85%            40.93%
                                                                             ------        ------            ------
                                                                             ------        ------            ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                           $54,107       $31,381           $11,461
Ratio of Expenses to Average Net Assets                                        1.05%         1.05%             1.05%**
Ratio of Net Investment Income to Average Net Assets                           0.21%         0.42%             0.19%**
Portfolio Turnover Rate                                                         248%          228%              141%
-----------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                                 $0.04         $0.05             $0.08
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                              1.37%         1.57%             2.13%**
   Net Investment Loss to Average Net Assets                                  (0.11)%       (0.10)%           (0.89)%**
----------------------------------------------------------------------------------------------------------------------------

*Commencement of operations
**Annualized


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999


Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1999, the Fund was comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Value Portfolio. The Portfolio seeks long-term capital growth investing primarily in common stocks and other equity securities of issuers with equity capitalization in the range of the companies represented in the Standard & Poor's Rating Group ("S&P") Mid Cap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures established by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements. Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by the Portfolio of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                                DECEMBER 31, 1999


Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                       FROM
                                       FIRST           $500             MORE
                                       $500         MILLION TO          THAN
PORTFOLIO                             MILLION       $1 BILLION       $1 BILLION
---------                             -------       ----------       ----------
Mid Cap Value ......................   0.75%           0.70%            0.65%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: During December 1999, the Fund, along with an affiliated open-end fund (collectively the "Funds"), entered into a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 1999, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                     NET
    COST            APPRECIATION          DEPRECIATION          APPRECIATION
    (000)               (000)                 (000)                 (000)
    -----           ------------          ------------          ------------
  $49,941              $7,707              $(3,106)                 $4,601

For the year ended December 31, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $105,879,000 and $91,808,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1999.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. For the year ended December 31, 1999, the Portfolio intends to defer to January 1, 2000 for U.S. Federal income tax purposes, post-October capital losses of $3,000.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Universal Funds, Inc.--
Mid Cap Value Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--Mid Cap Value Portfolio (the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 2, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 11, 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)



For the year ended December 31, 1999, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 5.49%.

For the year ended December 31, 1999, the Portfolio has designated a 20% long-term capital gain of approximately $132,000.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.


DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
   Managing Director, Morgan Stanley Dean Witter Investment
   Management Inc. and Morgan Stanley & Co.
   Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.


INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


OFFICERS
Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com\institutional\investmentmanagement.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.




                           U.S. REAL ESTATE PORTFOLIO





                                 ANNUAL REPORT
                               DECEMBER 31,1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
--------------------------------------------------------------------------------
                                    [CHART]

Diversified                       (7.3%)
Health Care                       (0.6%)
Industrial                        (4.2%)
Lodging/Resorts                   (5.5%)
Office/Industrial Mixed           (1.5%)
Office                           (28.9%)
Other                             (3.9%)
Residential Apartments           (22.0%)
Residential Manufactured Homes    (6.6%)
Retail Regional Malls             (9.2%)
Retail Strip Centers              (6.1%)
Self Storage                      (4.2%)

TOP FIVE HOLDINGS
                                                               PERCENT OF
SECURITY                                 INDUSTRY              NET ASSETS
--------                           ----------------------      ----------
Equity Office Properties Trust     Office                         5.8%
Arden Realty Group, Inc.           Office                         5.4%
Equity Residential Properties
Trust                              Residential Apartments         5.1%
Avalonbay Communities, Inc.        Residential Apartments         5.0%
Brookfield Properties Corp.        Office                         5.0%

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT
TRUSTS (NAREIT) EQUITY INDEX(1)
--------------------------------------------------------------------------------
                                                   TOTAL RETURNS(2)
                                        ----------------------------------------
                                              ONE             AVERAGE ANNUAL
                                             YEAR           SINCE INCEPTION(3)
                                        --------------      ------------------
PORTFOLIO ............................      -1.47%                 1.27%
INDEX ................................      -4.62%                -2.25%

1. The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System (including dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on March 3, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                                3/3/97*     12/31/97     12/31/98     12/31/99
U.S. Real Estate Portfolio      $10,000      _____        _____       $10,363
National Association of Real
  Estate Investment Trusts
  (NAREIT) Equity Index         $10,000      _____        _____       $ 9,378

* Commencement of Operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The U.S. Real Estate Portfolio seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITS").

For the year ended December 31, 1999, the Portfolio had a total return of -1.47% compared to -4.62% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the period from inception on March 3, 1997 through December 31, 1999, the Portfolio had an average annual total return of 1.27% compared to -2.25% for the Index.

Performance of the REIT market in the fourth quarter of 1999 resembled the pattern established for much of the previous six quarters, featuring persistent downward pressure with intermittent rallies. Despite declining through mid-December to its 52-week low (a level last witnessed in November 1996), due to a lack of interest by non-dedicated investors and tax loss selling, the sector rallied 9% in the last half of December as value investors appeared to gain a renewed interest. The Index fell by 1% in the fourth quarter and provided a year-to-date loss of 4.62%. REIT share prices are now trading at more than a 15%

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

discount to the underlying Net Asset Value ("NAV") of their assets. Despite the attractive arbitrage between valuations in the public versus the private real estate markets, there was very little interest by non-dedicated institutional investors in the sector this past year. (We define real estate arbitrage as the pricing disparity between prices of actual properties in the private real estate market versus the implied pricing of properties owned by public companies based on their share price).

As stated in earlier reports, our investment perspective is that over the medium and long-term the largest determinant of the value of real estate stocks will be underlying real estate fundamentals. We measure the sector based on the Price to Net Asset Value per share ratio ("P/NAV"). Given the large and active private real estate market, we believe that there are limits as to the level of premium or discount at which the sector can trade relative to its NAV. These limits can be viewed as the point at which the arbitrage opportunity between owning real estate in the private versus public markets becomes compelling (allowing for the notion that the public market has a tendency to over-shoot both on the upside and downside). The current pricing causes us to return to the same fundamental question: is the public market valuation accurately predicting a decline in real estate values or is the public market simply oversold? Although we retain a healthy respect for the predicting power of the public markets, our bias is to support the opinion that the market is oversold.

The REIT industry hosted its annual conference in Los Angeles at the end of October and the tone was more upbeat than we had expected in spite of the weak share prices. Two general themes relayed by the companies were the continued strong performance in the physical property markets and their acceptance that the sector may trade at a discount to NAV for a substantial period. As a result, companies generally have reoriented their thinking to focus on the growth of NAV per share as opposed to absolute growth. They are also attempting to become self-funding, which will require the implementation of asset sales, joint ventures and more judicious use of free cash flow. In fact, many companies have developed our recommended model of comparing any development or acquisition activity to buying back their stock.

At year-end we can point to five completed or agreed-to LBO transactions in the industry. These transactions provide the best evidence of both the existence of the arbitrage opportunity between the valuation of public and private real estate as well as the availability of equity investors. It is interesting to note that the participants in the LBOs discussed below include a number of the most sophisticated real estate opportunity funds. These investors, who typically invest in the private real estate marketplace, took advantage of the arbitrage opportunity to purchase public companies trading at significant discounts to asset value. Generally, given an average leverage ratio approaching 50% of total capital, a company trading at an NAV discount of 15% to 25% allows an investor to buy the assets at an attractive price and provides existing shareholders handsome return potential.

Further evidence of the favorable real estate arbitrage is the pervasive adoption of share buyback programs. Instead of buying or developing properties, companies are utilizing retained cashflow to fund share buybacks, effectively to purchase real estate in the cheapest manner (by buying their stock that trades at a discount to private real estate value). The most recent decline in prices served to increase the number of share buyback programs. We have been strong advocates for companies to perform the analysis of this strategy. For many companies, their stock is the best investment that they can identify in this competitive market for real estate. Due to the large required dividend payout of the REIT structure, companies in the sector can only generate modest levels of free cashflow to buyback shares. However, we applaud the companies that have sold assets (at par) and redeployed that capital into share repurchases (at a discount). Through the third quarter, more than 50 companies authorized share buyback programs and had purchased in excess of $1 billion of stock, representing more than 2% of their equity capitalization.

Companies have taken greater steps in developing business plans that do not require equity issuance. These plans place an emphasis on managing the existing portfolio and external growth, if planned, is funded by asset sales or is accomplished within a joint venture structure. These approaches provide variations on a theme of self-funding. We support the strategy of growing NAV per share as opposed to a strategy based simply on growing. We believe that investors remain concerned that any improvement in pricing will cause REITs to issue equity, thereby placing a ceiling on the price of the stocks. There were no

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

equity offerings completed in the fourth quarter. We expect the calendar to remain dormant as a result of weak pricing, the lack of significant demand from institutional buyers, and the propensity for investors to pummel companies that issue equity.

The fourth quarter featured a number of exciting joint venture transactions. The most notable was the joint venture established by Equity Office Properties. The company sold interests in seven office buildings to Lend Lease Real Estate (one of the most respected global real estate investors) for $540 million at an attractive blended cashflow multiple. In addition, Equity will retain the management and leasing of the assets and concurrently announced a $250 million share buyback program. In a similar transaction, Prime Group Realty sold a 50% interest in their best downtown Chicago office asset for approximately $300 million to a large state pension plan. Prime also retained management and leasing and subsequently announced a share buyback program. Note that this marked the highest sale price ($300 per square foot) achieved in this market.

The REIT Modernization Act, first proposed in the spring, has been passed. The key feature is the ability for REITs to engage in service businesses that are complementary to real estate through 100% ownership of a taxable REIT subsidiary ("TRS"), without jeopardizing their tax status. Many of the larger REITs have successfully identified additional revenue sources by taking advantage of ancillary businesses that access their existing client base. This is being accomplished in all sectors. In multifamily, Equity Residential earns income through relationships with service providers to their apartment residents (e.g., cable television providers, long distance carriers, and insurance companies). In the mall sector, Simon Property Group, through its Simon Brand Ventures subsidiary, has developed relationships with companies including Microsoft (to sell its Internet service) and Turner Broadcasting (to air TBS programming in Simon malls) and has developed its own rewards program to generate income. Finally, many of the office REITs generate income through relationships with providers of broadband services to their tenants.

REAL ESTATE MARKET

We have continued to caution investors that there remain threats of over-supply but strong demand is serving to mute any serious concern at this time. Generally, there continues to be evidence of a maturing real estate market as the improvement in fundamentals have begun to plateau. The following presents an outline of our views.

Similar to last quarter, the data reported from the Census Bureau for the fourth quarter demonstrated a modest level of risk to over-supply in the market for apartments. Permits exceeded 350,000 units (annual pace on a seasonally adjusted basis), for each of the last two reported months (October and November). Starts barely exceeded 300,000 units in September and were 280,000 and below in October and November. With net demand estimates in the 300,000 to 320,000 unit range, we are monitoring this data for signs of further acceleration. Based on projections by F.W. Dodge, prospective supply is running about 1.1% higher than prospective demand for the next two-year period. This would result in overall vacancy increasing from 7.1% towards 8% over this period.

Rebounding from a slump in the summer and fall, consumer confidence rose in the fourth quarter and ended December at its highest level since its all-time high in October 1968. Despite earlier concerns, mall sales for the holiday shopping season rose 7.7% over 1998 rates according to the International Council for Shopping Centers. Landlords continue to point to a strong leasing environment as retailers commit to new stores and expansions. It is noteworthy that this proved to be a difficult period for certain e-commerce retailers as the web sites of the traditional retailers gained market share based upon both the greater brand name recognition of the traditional retailers and their superior logistics and delivery systems. Despite the unexpected strong performance over Christmas, the risk of e-commerce remains the key mitigating factor that tempers enthusiasm for the sector.

The near-term trends remain similar in both the office and industrial markets. While significant amounts of space continue to come on-line, demand continues to remain strong, almost keeping pace with new supply on the national level. According to data from Torto Wheaton, national office vacancy rose a modest 0.2% to 9.8% in the third quarter. The downtown markets experienced a slight improvement of 0.2% as vacancies declined to 8.7% while vacancies in the suburban markets moved

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

above 10%. The industrial market, which featured a modest increase of 0.1% in vacancy rates in the second quarter, reported an equally modest increase of 0.1% for the third quarter. The national industrial vacancy rate now stands at 7.5%.

Despite a strong economy and relatively easy comps versus last year, the hotel market demonstrated only modest revenue per available room ("RevPar") growth in the fourth quarter. It is clear that the large supply of product continues to put pressure on the market. Smith Travel Research reported full-year RevPar growth of 3.2% and most public companies have provided similar annual RevPar projections for 2000.

PORTFOLIO

We have continued to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. Throughout the year, we were encouraged by the strength of the U.S. economy. Current economic consensus for strong GDP growth in 2000 causes us to remain constructive with regard to the likelihood that real estate fundamentals will remain favorable. The top-down weightings in the Portfolio remain similar to last quarter, with a modest bias toward central business district and Southern California office properties and away from grocery-anchored shopping centers. We maintain an overweight position to markets with greater barriers to entry, including West Coast apartments and downtown office buildings. We continue to take advantage of the relative similarity in pricing of companies to upgrade the Portfolio, measured both in terms of the quality of properties held by companies and the management teams at the companies.

January 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                             STATEMENT OF NET ASSETS
                               DECEMBER 31, 1999

                                                                                           VALUE
     SHARES                                                                                (000)
------------------------------------------------------------------------------------------------------
COMMON STOCKS (96.3%)
  DIVERSIFIED (7.3%)
         23,700   Pacific Gulf Properties, Inc. REIT ...........................              $   480
          8,300   Pennsylvania REIT ............................................                  121
          5,600   Rouse Co. ....................................................                  119
          6,600   Vornado Realty Trust REIT ....................................                  214
      (a)27,607   Wellsford Real Properties, Inc. ..............................                  235
                                                                                  -------------------
                                                                                                1,169
                                                                                  -------------------
  HEALTH CARE (0.6%)
         16,400   Meditrust Corp. Paired Stock .................................                   90
                                                                                  -------------------
  INDUSTRIAL (4.2%)
          1,600   Eastgroup Properties .........................................                   30
         19,200   Prime Group Realty Trust REIT ................................                  292
         18,100   Prologis Trust ...............................................                  348
                                                                                  -------------------
                                                                                                  670
                                                                                  -------------------
  LODGING/RESORTS (5.5%)
          1,019   Hilton Hotels Corp. ..........................................                   10
         20,856   Host Marriott Corp ...........................................                  172
          (a)13   Interstate Hotels Corp. ......................................                   --@
         29,433   Starwood Hotels & Resorts Worldwide, Inc. ....................                  692
       (a)1,900   Wyndham International, Inc. ..................................                    5
                                                                                  -------------------
                                                                                                  879
                                                                                  -------------------
  OFFICE/INDUSTRIAL MIXED (1.5%)
          2,100   Duke Realty Investment, Inc. REIT ............................                   41
          2,600   PS Business Parks ............................................                   59
          3,700   Spieker Properties, Inc. REIT ................................                  135
                                                                                  -------------------
                                                                                                  235
                                                                                  -------------------
  OFFICE (28.9%)
         43,100   Arden Realty Group, Inc. .....................................                  865
          8,200   Boston Properties, Inc. ......................................                  255
         22,500   Brandywine Realty Trust REIT .................................                  368
         76,100   Brookfield Properties Corp. ..................................                  798
         22,500   CarrAmerica Realty Corp. REIT ................................                  475
         37,387   Equity Office Properties Trust REIT ..........................                  921
         29,400   Great Lakes, Inc. REIT .......................................                  423
          1,200   Mack-Cali Realty Corp. .......................................                   31
            400   Prentiss Properties Trust REIT ...............................                    8
         28,000   Trizec Hahn Corp. ............................................                  473
                                                                                  -------------------
                                                                                                4,617
                                                                                  -------------------
  RESIDENTIAL APARTMENTS (22.0%)
          7,400   Amli Residential Properties Trust REIT .......................                  149
            100   Apartment Investment & Management Co. REIT ...................                    4
         21,683   Archstone Communities Trust REIT .............................                  445
         23,300   Avalonbay Communities, Inc. REIT .............................                  800
         19,149   Equity Residential Properties Trust REIT .....................                  817
         18,100   Essex Property Trust, Inc. REIT ..............................                  615
         19,100   Smith (Charles E.) Residential Realty, Inc. REIT .............                  676
                                                                                  -------------------
                                                                                                3,506
                                                                                  -------------------
  RESIDENTIAL MANUFACTURED HOMES (6.6%)
         27,700   Chateau Properties, Inc. REIT ................................                  718
          7,700   Manufactured Home Communities, Inc. REIT .....................                  187
          4,400   Sun Communities, Inc. REIT ...................................                  142
                                                                                  -------------------
                                                                                                1,047
                                                                                  -------------------
  RETAIL REGIONAL MALLS (9.2%)
         20,700   Simon Property Group, Inc. ...................................                  475
         49,100   Tauban Centers, Inc. REIT ....................................                  528
         17,300   Urban Shopping Centers, Inc. REIT ............................                  469
                                                                                  -------------------
                                                                                                1,472
                                                                                  -------------------
  RETAIL STRIP CENTERS (6.1%)
         38,300   Burnham Pacific Property Trust REIT ..........................                  359
         17,100   Federal Realty Investment Trust REIT .........................                  322
          8,800   Pan Pacific Retail Properties, Inc. REIT .....................                  144
            100   Ramco-Gershenson Properties Trust REIT .......................                    1
          7,600   Regency Realty Corp. .........................................                  152
                                                                                  -------------------
                                                                                                  978
                                                                                  -------------------
  SELF STORAGE (4.2%)
         25,232   Public Storage, Inc. REIT ....................................                  572
          4,400   Shurgard Storage Centers, Inc., Series A REIT ................                  102
                                                                                  -------------------
                                                                                                 674
                                                                                  -------------------
  OTHER (0.2%)
      (a)10,848   Atlantic Gulf Communities Corp. ..............................                    1
         (a)865   Merry Land Properties, Inc. ..................................                    5
       (a)2,200   Security Capital Group- Class B ..............................                   27
                                                                                  -------------------
                                                                                                   33
                                                                                  -------------------
TOTAL COMMON STOCKS (COST $17,403) .............................................               15,370
                                                                                  -------------------
PREFERRED STOCK (0.0%)
  OTHER (0.0%)
       (a)1,401   Atlantic Gulf Communities Corp. (COST $14) ...................                    8
                                                                                  -------------------
CONVERTIBLE PREFERRED STOCK (0.1%)
  OTHER (0.1%)
       (a)2,003   Atlantic Gulf Communities Corp.(COST $20) ....................                   12
                                                                                  -------------------
     NO. OF
    WARRANTS
---------------
WARRANTS (0.0%)
  OTHER
   (a)(b) 2,812   Atlantic Gulf Communities Corp., Class A,
                    expiring 6/23/04 ...........................................                   --@
   (a)(b) 2,812   Atlantic Gulf Communities Corp., Class B,
                    expiring 6/23/04 ...........................................                   --@
   (a)(b) 2,812   Atlantic Gulf Communities Corp., Class C,
                    expiring 6/23/04 ...........................................                   --@
                                                                                  -------------------
TOTAL WARRANTS (COST $0) .......................................................                   --@
                                                                                  -------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

  FACE AMOUNT                                                                          VALUE   (000)
     (000)
-----------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (2.9%)
  REPURCHASE AGREEMENT (2.9%)
  $         459   Chase Securities, Inc., 2.60%,
                  dated 12/31/99, due 1/3/00, to be
                  repurchased at $459, collateralized by
                  U.S. Treasury Notes, 6.125%, due
                  12/31/01, valued at $469 (COST $459) .........................              $   459
                                                                                  -------------------
TOTAL INVESTMENTS (99.3%) (COST $17,896)                                                       15,849
                                                                                  -------------------
OTHER ASSETS (1.3%)
  Cash ..............................................                 $  8
  Dividends Receivable ..............................                  138
  Receivable for Portfolio Shares Sold ..............                   59
  Due from Adviser ..................................                    9
  Other .............................................                    1                        215
                                                       -------------------
LIABILITIES (-0.6%)
  Payable for Portfolio Shares Redeemed .............                  (34)
  Shareholder Reporting Expense Payable .............                  (32)
  Professional Fees Payable .........................                  (19)
  Custodian Fees Payable ............................                   (9)
  Administrative Fees Payable .......................                   (4)                       (98)
                                                       -------------------        -------------------
NET ASSETS (100%) ..............................................................              $15,966
                                                                                  -------------------
                                                                                  -------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,751,924 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) .......................................              $  9.11
                                                                                  -------------------
                                                                                  -------------------
NET ASSETS CONSIST OF:
Paid in Capital ................................................................              $18,497
Undistributed Net Investment Income ............................................                  129
Accumulated Net Realized Loss ..................................................                 (613)
Unrealized Depreciation on Investments .........................................               (2,047)
                                                                                  -------------------
NET ASSETS .....................................................................              $15,966
                                                                                  -------------------
                                                                                  -------------------
-----------------------------------------------------------------------------------------------------

(a)  -- Non-income producing security
(b)  -- Includes 1,878 restricted warrants.
@    -- Value is less than $500
REIT -- Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S. REAL ESTATE PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                                                YEAR ENDED
                                                                                                         DECEMBER 31, 1999
                                                                                                                     (000)
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                                        $   906
  Interest                                                                                                              24
                                                                                                                    ------
    Total Income                                                                                                       930
                                                                                                                    ------
EXPENSES:
  Investment Advisory Fees                                                                                             121
  Less: Fees Waived                                                                                                   (121)
                                                                                                                    ------
  Net Investment Advisory Fees                                                                                          --
  Shareholder Reports                                                                                                   81
  Administrative Fees                                                                                                   42
  Professional Fees                                                                                                     28
  Custodian Fees                                                                                                        12
  Directors' Fees and Expenses                                                                                           1
  Other                                                                                                                  3
                                                                                                                    ------
    Net Expenses                                                                                                       167
                                                                                                                    ------
NET INVESTMENT INCOME                                                                                                  763
                                                                                                                    ------
NET REALIZED LOSS ON:
  Investments Sold                                                                                                    (191)
                                                                                                                    ------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                                       (1,047)
                                                                                                                    ------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation                                                (1,238)
                                                                                                                    ------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $  (475)
                                                                                                                    ------
                                                                                                                    ------
--------------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED              YEAR ENDED
                                                                                 DECEMBER 31, 1999       DECEMBER 31, 1998
                                                                                             (000)                   (000)
--------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                   $    763                $    602
  Net Realized Loss                                                                           (191)                   (484)
  Change in Unrealized Appreciation/Depreciation                                            (1,047)                 (1,853)
                                                                                          --------                --------
  Net Decrease in Net Assets Resulting from Operations                                        (475)                 (1,735)
                                                                                          --------                --------
DISTRIBUTIONS:
  Net Investment Income                                                                       (870)                   (421)
  Net Realized Gain                                                                             --                    (124)
                                                                                          --------                --------
  Total Distributions                                                                         (870)                   (545)
                                                                                          --------                --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                13,268                  11,443
  Distributions Reinvested                                                                     870                     402
  Redeemed                                                                                 (11,961)                 (7,486)
                                                                                          --------                --------
  Net Increase in Net Assets Resulting from Capital Share Transactions                       2,177                   4,359
                                                                                          --------                --------
  Total Increase in Net Assets                                                                 832                   2,079
NET ASSETS:
  Beginning of Period                                                                       15,134                  13,055
                                                                                          --------                --------
  End of Period (Including undistributed net investment income of $129 and $130,          $ 15,966                $ 15,134
  respectively)                                                                           --------                --------
                                                                                          --------                --------
--------------------------------------------------------------------------------------------------------------------------
(1)Capital Share Transactions:
   Shares Subscribed                                                                         1,342                   1,090
   Shares Issued on Distributions Reinvested                                                    98                      40
   Shares Redeemed                                                                          (1,233)                   (730)
                                                                                          --------                --------
   Net Increase in Capital Shares Outstanding                                                  207                     400
                                                                                          --------                --------
                                                                                          --------                --------
--------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                           U.S REAL ESTATE PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                YEAR ENDED DECEMBER 31,         PERIOD FROM
                                                             ----------------------------    MARCH 3, 1997* TO
                                                                  1999            1998       DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                              $ 9.80         $ 11.41           $10.00
                                                                  ------         -------           ------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                            0.43            0.40             0.17
   Net Realized and Unrealized Gain (Loss)                         (0.59)          (1.63)            1.61
                                                                  ------         -------           ------
     Total from Investment Operations                              (0.16)          (1.23)            1.78
                                                                  ------         -------           ------
DISTRIBUTIONS
   Net Investment Income                                           (0.53)          (0.29)           (0.17)
   Net Realized Gain                                                  --           (0.09)           (0.20)
                                                                  ------         -------           ------
     Total Distributions                                           (0.53)          (0.38)           (0.37)
                                                                  ------         -------           ------
NET ASSET VALUE, END OF PERIOD                                    $ 9.11         $  9.80           $11.41
                                                                  ------         -------           ------
                                                                  ------         -------           ------
TOTAL RETURN                                                       (1.47)%        (10.86)%          17.99%
                                                                  ------         -------           ------
                                                                  ------         -------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                $15,966         $15,134          $13,055
Ratio of Expenses to Average Net Assets                             1.10%           1.10%            1.10%**
Ratio of Net Investment Income to Average Net Assets                5.03%           4.14%            3.14%**
Portfolio Turnover Rate                                               40%            100%             114%
-----------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                      $0.07           $0.06            $0.07
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                   1.90%           1.73%            2.32%**
   Net Investment Income to Average Net Assets                      4.23%           3.51%            1.92%**
--------------------------------------------------------------------------------------------------------------

*Commencement of operations
**Annualized

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999


Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1999, the Fund was comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the U.S. Real Estate Portfolio.The Portfolio seeks to provide above-average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITS"). The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999


undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                       FROM
                                       FIRST           $500             MORE
                                       $500         MILLION TO          THAN
PORTFOLIO                             MILLION       $1 BILLION       $1 BILLION
---------                             -------       ----------       ----------
U.S. Real Estate                       0.80%           0.75%            0.70%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.10%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: During December 1999, the Fund, along with an affiliated open-end fund (collectively the "Funds"), entered into a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 1999, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                     NET
    COST            APPRECIATION          DEPRECIATION          APPRECIATION
    (000)               (000)                 (000)                 (000)
    -----           ------------          ------------          ------------
   $18,141              $127                $(2,419)              $(2,292)

For the year ended December 31, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $8,617,531 and $5,900,750, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1999.

At December 31, 1999, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2006 and December 31, 2007 of approximately $236,000 and $164,000, respectively. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

For the year ended December 31, 1999, the Portfolio intends to defer to January 1, 2000, for U.S. Federal income tax purposes, post-October capital losses of $57,000.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Universal Funds, Inc.--
U.S. Real Estate Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--U.S. Real Estate Portfolio (the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 3, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 11, 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)


For the year ended December 31, 1999, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 2.20%.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.


DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
  Chairman and Director, Morgan Stanley Dean Witter
  Investment Management Inc. and Morgan Stanley Dean Witter
  Investment Management Limited; Managing
  Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
  Managing Director, Morgan Stanley Dean Witter Investment
  Management Inc. and Morgan Stanley & Co.
  Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.


INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


OFFICERS
Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com\institutional\investmentmanagement.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.





                                 VALUE PORTFOLIO





                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                 VALUE PORTFOLIO

                               INVESTMENT OVERVIEW


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
--------------------------------------------------------------------------------
                                    [CHART]

Basic Materials          (7.4%)
Capital Goods            (8.2%)
Communication Service    (4.0%)
Consumer Cyclicals      (17.1%)
Consumer Staples         (1.9%)
Energy                   (3.7%)
Financial               (15.5%)
Health Care             (10.3%)
Other                   (15.2%)
Technology               (7.6%)
Transportation           (6.1%)
Utilities                (3.0%)

TOP FIVE HOLDINGS
                                                            PERCENT OF
SECURITY                            INDUSTRY                NET ASSETS
--------                           ----------               ----------
General Motors Corp.               Consumer Cyclicals          3.9%
HEALTHSOUTH Corp.                  Health Care                 2.9%
Chase Manhattan Corp.              Financial                   2.8%
Tenet Healthcare Corp.             Health Care                 2.8%
AMR Corp.                          Transportation              2.7%

TOP FIVE SECTORS
                                             VALUE          PERCENT OF
SECTOR                                       (000)          NET ASSETS
--------                                     -----          ----------
Consumer Cyclicals                          $6,373             17.1%
Financial                                    5,781             15.5
Health Care                                  3,812             10.3
Capital Goods                                3,043              8.2
Technology                                   2,821              7.6

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
--------------------------------------------------------------------------------
                                                   TOTAL RETURNS(2)
                                        ----------------------------------------
                                              ONE             AVERAGE ANNUAL
                                             YEAR           SINCE INCEPTION(3)
                                        --------------      ------------------
PORTFOLIO ...........................       -1.82%                 5.16%
INDEX ...............................       21.04%                27.55%

1. The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on January 2, 1997.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
                              1/2/97*     12/31/97     12/31/98     12/31/99
Value Portfolio               $10,000      _____        _____        $11,625
S&P 500 Index                 $10,000      _____        _____        $20,856

* Commencement of Operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Value Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of common stocks and other equity securities that are deemed by the Portfolio's Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

For the year ended December 31, 1999, the Portfolio had a total return of -1.82% compared to 21.04% for the S&P 500 Index (the "Index"). For the period from inception on January 2, 1997 through December 31, 1999, the Portfolio had an average annual total return of 5.16% compared to 27.55% for the Index.

The stock market's version of "Ground Hog Day" continued in 1999. While the Dow and the Index generated strong returns of 27.2% and 21.0%, respectively, and the NASDAQ Composite soared 85.6% for its best annual return ever, many stocks continued to languish. For example, the median stock in both the Index and the NASDAQ composite returned only 1.0% last year, as the spread between the Index

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                 VALUE PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

return and the median return of its component companies widened to historical levels. If the definition of a bull market included breadth characteristics, (for example advance/decline ratios)1998 and 1999 would have failed to qualify. Like 1998, style bias in 1999 was the most important Portfolio characteristic in determining performance. So, while growth investors celebrated another year of exceptional returns, value investors remained mired in mediocrity. For example, the Russell Large Cap Growth Portfolio returned about 33% for the year while the total return for the Russell Large Cap Value Index was only 6%. In this environment, the Portfolio returned -1.82%. In an equity market where valuations are either irrelevant, or worse, seemingly correlated with relative returns (low valuations generate low returns, etc.), our performance suffered from its strict adherence to its valuation discipline. While value investing in general struggled, low price-to-earnings (P/E) investing suffered even more. Our investable low P/E universe continued to represent the poorest segment of the stock market performance with equal weighted returns of -6.2%. If there was a bright side to 1999, it was that the Portfolio significantly outperformed its low P/E universe indicating that stock selection did add value on balance during the year.

Conventional performance attribution for the Portfolio reveals that both stock and sector selection contributed equally to the Portfolio's underperformance compared to the Index. The Portfolio's significant underweighting in technology generated the largest component of underperformance during the year. Also contributing to the negative relative returns were the Portfolio's large commitments to financials and large/mid cap cyclicals. In the stock selection area, the Portfolio's individual holdings in the technology, financial, retail, and basic resource sectors underperformed their Index counterparts. The Portfolio did have a reasonable number of successful positions including Case (+130%), Aeroquip-Vickers (+94%), Nabors Inds. (+129%), First Data (+59%), Parker Hannifin (+57%) and General Motors (+26%). However, these were offset by holdings in poor performing companies such as Healthsouth (-65%), Washington Mutual (-31%), Nabisco (-43%), Owens Corning (-45%), VF Corp (-35%) and Allstate (-36%). And, the Portfolio remained underexposed to many successful mega-cap growth stocks such as Microsoft, Cisco, Oracle, General Electric, Walmart, Sun Microsystems and Qualcomm, in keeping with our low P/E discipline.

A close look at the 1999 investment returns for the Portfolio compared to the low P/E investible universe reveals that virtually all of the Portfolio's underperformance resulted from strict adherence to its investment philosophy and process. As was true in 1998, last year represented a terrible year for low P/E investing. Low P/E stocks generated the lowest returns while high P/E stocks generated the highest returns. And 1999 was the second consecutive year that high P/E stocks dramatically outperformed low P/E stocks.

This new phenomenon appears to be the result of the following "logic" of market participants. Investors should own companies which appear to offer growth or improving fundamentals, irrespective of valuations. Most low P/E companies seem to represent only broken growth businesses or companies with cyclically peaking profits. This "logic" implies that these companies simply represent failing businesses or value traps. Therefore, it follows that there is no valuation at which a company with negative earnings estimates revisions or cyclically high profit margins should be purchased. In fact, the lower the current valuation, the larger the fundamental problem must be that looms ahead.

This "logic" implies that high valuation shares represent just the opposite in opportunity. They must be either high growth companies or businesses that have potential for a major cyclical improvement in fundamentals, hence the "reasonable" valuation. And, there seems to be no "logical" valuation at which a compelling growth story or cyclical turnaround must be sold. In fact, what is implied is that the higher a company's valuation, the larger its opportunity for growth must be. Investors' expectation that high valuation stocks will consistently outperform is historically incorrect, but for now it has evolved into a self-fulfilling prophecy. In today's market, momentum rules. Low valuations are either irrelevant or a negative. Investors are not just apathetic regarding valuations; they are downright hostile to companies that have low ones. This type of environment makes it difficult for value investors, especially for low P/E investors like ourselves. Nevertheless, we intend to adhere to our disciplines that have proven successful for decades and avoid chasing a growth and momentum strategy that has succeeded for only the past two years.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                 VALUE PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)


Our current investment strategy reflects our commitment to low P/E investing. Our largest sector exposures include those with economic sensitivity such as consumer durables, capital goods, basic materials, and transportation companies. Though interest rates continue to creep higher, most of our companies in these sectors should benefit from a still healthy domestic economy and improving global economic activity. The average cyclical company in the Portfolio, be it a soft or deep cyclical, trades for under 10 times earnings, generates significant free cash flow and probably has meaningful foreign exposure. Some of our larger holdings in these areas include General Motors, Ford, Whirlpool and Owens Corning in the consumer durable industries, Cummins Engine, Parker Hannifin, Eaton and Navistar in the capital goods sector, Lubrizol, Englehard, Solutia and Grace in the raw materials area, and AMR, Delta and CNF in the transportation sector.

Non-cyclical sector overweighting include financial services and health care services. In financial services, we continue to like money center, large regional banks and insurance stocks. Currently, these companies maintain some of the lowest relative valuations ever seen for high quality financial service franchises. When the Federal Reserve's actions to slow domestic economic activity succeed and interest rates peak, financials should have a strong relative performance rally. Also, we expect merger and acquisition activity to pick up in 2000. Large banks should continue to acquire other banks as well as mid-sized insurance companies. Our positions in these industries include Chase Manhattan, Washington Mutual, PNC, and Banc One in the banking industry and Hartford Financial, Reliastar, Allstate, Ace Limited, and American General in the insurance sector.

Another notable sector commitment is the Portfolio's large position in health care services. While this 14% sector exposure represents a modest overweight compared to the Index, it demonstrates a significant overweighting compared to our low P/E universe as well as the popular value indices. Two industries represent the bulk of our position, hospital management companies and managed care companies. Our hospital management positions include Tenet Healthcare, Healthsouth, Columbia/HCA, and Health Management Associates. These companies are moderate but consistent growers generating healthy free cash flow and trading at deep discounts to the Index. Recent actions in Washington to raise reimbursement levels, as well as better pricing flexibility for HMOs, should provide hospitals with the opportunity to increase revenues and profit margins in 2000. Our HMO position includes Aetna, Foundation, United Health and Wellpoint. Managed care companies suffer today from unfounded political and legal concerns while business conditions are quite healthy with the industry beginning to act like the oligopoly it is. Current fundamentals are characterized by strong pricing, still reasonable unit growth and further industry consolidation. Should political and legal concerns abate, HMO stocks maintain the potential for significant relative valuation improvements in the year ahead.

Notable underweightings in our Portfolio include technology, energy, utilities, consumer services and consumer staples. The most significant impact on relative performance in 1999 was the Portfolio's meager position in technology stocks. As of December 31, 1999, the Portfolio invested only 8% of its net assets in technology compared to the 30% exposure in the Index. The extremely high valuations for most technology companies generally preclude ownership in our low price-to-earnings Portfolio. Historically, the Portfolio has been predisposed to own low P/E technology companies. Frequently, they offer some of the best secular revenue growth opportunities in the low P/E universe. However, today's valuations represent an investment mania in our opinion. Some well established companies such as Sun and EMC trading for 100 times trailing profits were owned in this Portfolio a few years back at 12 times earnings. Other rapidly growing telecommunication or internet businesses maintain valuations at 100-200 times run rate revenues. Five to twenty billion dollar market caps sprout instantaneously from good ideas in today's market environment. Certainly, the exceptional growth in the Internet and in wireless telecommunications supports soundbites of "unlimited potential." In reality, however, these new technologies simply maintain historical revenue and profit growth rates for the technology sector in the aggregate. Should technology spending slow for any reason, technology shares would be vulnerable to massive valuation contractions. This would likely be a strong catalyst for relative performance gains by low P/E, value stocks.

The Portfolio's significant underweighting in energy is atypical of most value portfolios today. Strive as we might, we just do not see the value in slow secular growth, cyclical energy company shares at high P/E ratios and modest dividend yields. This sector seems to benefit from reasonable liquidity and conceptual appeal, such that when large cap growth managers seek economic and commodity sensitivity, they flock to energy producers and oil service companies. Large cap value managers buy

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                 VALUE PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)

them for opposite reasons; their relative lack of economic sensitivity and safety. Since there is, essentially, a permanent group of buyers for these stocks, most energy shares maintain valuations well above those supported by historical or forecasted growth, profitability and free cash flow characteristics.

The Portfolio also maintains an underweighted position in consumer services due to high valuations, and consumer staples because of both valuation and fundamental concerns. In the retail sector, the Portfolio is market weighted, but the exposure is very different from the Index. While most of the market cap in this Index sector relates to mega-cap growth retailers, most of our holdings represent mid/large apparel companies such as V.F. Corp., and Liz Claiborne. These established brand companies generate reasonable growth, high profitability and copious amounts of free cash, yet all trade for 10 times earnings or less.

In summary, the Portfolio's sector allocation represents our attempt to select the most attractive companies from our low P/E universe while preserving a reasonable amount of sector diversification. Currently, we find the best opportunities on a valuation-to-growth basis in the industrial franchise, financial service, health care and consumer durable sectors. Combined, these sectors represent nearly three-quarters of our Portfolio market value. And, they generate valuation characteristics representative of a disciplined value investment philosophy. At year end, the Portfolio maintained a price-earnings ratio of 11.1 times trailing earnings per share, 55% of trailing sales, and 9.8 times cash flow compared to the Index at 29 times trailing profits, 225% of revenues and 19.2 times cash flow. Growth and profitability characteristics were somewhat below the technology-laden Index, with a long-term estimated growth rate of 11% for the Portfolio compared to 17% for the Index. However, we believe that current growth expectations for all companies are too high, especially the growth component of the Index. Adjusting growth projections to more realistic levels probably reduces the Portfolio's earnings growth rate to high single digits against a 10% growth rate for the Index. We believe that our existing Portfolio generates 70-75% of the Index's growth and profitability at 30-40% of its valuations. Clearly these valuation spreads have widened more and persisted longer than most investors would have forecasted. But eventually, they should recalibrate to more historical levels and once again valuations will matter. We believe that very good relative performance by low P/E value stocks is the likely outcome of this.

January 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                 VALUE PORTFOLIO

                             STATEMENT OF NET ASSETS
                               DECEMBER 31, 1999

                                                                                        VALUE
     SHARES                                                                             (000)
----------------------------------------------------------------------------------------------------
COMMON STOCK (84.8%)
  BASIC MATERIALS (7.4%)
    CHEMICALS (1.4%)
         17,400   IMC Global, Inc. ............................................             $   285
         14,500   Solutia, Inc. ...............................................                 224
                                                                                 -------------------
                                                                                                509
                                                                                 -------------------
    CHEMICALS (DIVERSIFIED) (2.2%)
         23,300   Engelhard Corp. .............................................                 440
       (a)6,800   FMC Corp. ...................................................                 389
                                                                                 -------------------
                                                                                                829
                                                                                 -------------------
    CHEMICALS (SPECIALTY) (2.2%)
         18,500   Lubrizol Corp. ..............................................                 571
      (a)18,800   W.R. Grace & Co. ............................................                 261
                                                                                 -------------------
                                                                                                832
                                                                                 -------------------
    PAPER & FOREST (1.6%)
          3,700   International Paper Co. .....................................                 209
          2,800   Weyerhaeuser Co. ............................................                 201
          7,900   Xerox Corp. .................................................                 179
                                                                                 -------------------
                                                                                                589
                                                                                 -------------------
  TOTAL BASIC MATERIALS .......................................................               2,759
                                                                                 -------------------
  CAPITAL GOODS (8.2%)
    MACHINERY (DIVERSIFIED) (1.4%)
          7,100   Cooper Industries, Inc. .....................................                 287
          5,100   Tecumseh Products Co., Class A ..............................                 241
                                                                                 -------------------
                                                                                                528
                                                                                 -------------------
    MANUFACTURING (DIVERSIFIED) (1.4%)
          6,900   Eaton Corp. .................................................                 501
                                                                                 -------------------
    MANUFACTURING (SPECIALIZED) (1.6%)
         11,750   Parker-Hannifin Corp. .......................................                 603
                                                                                 -------------------
    TRUCKS & PARTS (3.2%)
         17,800   Cummins Engine Co., Inc. ....................................                 860
       (a)6,800   Navistar International Corp. ................................                 322
                                                                                 -------------------
                                                                                              1,182
                                                                                 -------------------
    WASTE MANAGEMENT (0.6%)
         13,300   Waste Management, Inc. ......................................                 229
                                                                                 -------------------
  TOTAL CAPITAL GOODS .........................................................               3,043
                                                                                 -------------------
  COMMUNICATION SERVICES (4.0%)
    TELEPHONE (4.0%)
          8,900   Bell Atlantic Corp. .........................................                 548
          5,300   GTE Corp. ...................................................                 374
          7,600   US West Inc. ................................................                 547
                                                                                 -------------------
  TOTAL COMMUNICATION SERVICES ................................................               1,469
                                                                                 -------------------
  CONSUMER CYCLICALS (17.1%)
    AUTO PARTS & EQUIPMENT (2.2%)
         11,800   Dana Corp. ..................................................                 353
          9,200   TRW, Inc. ...................................................                 478
                                                                                 -------------------
                                                                                                831
                                                                                 -------------------
    AUTOMOBILES (6.4%)
         17,000   Ford Motor Co. ..............................................                 908
         20,000   General Motors Corp. ........................................               1,454
                                                                                 -------------------
                                                                                              2,362
                                                                                 -------------------
    BUILDING MATERIALS (2.0%)
         38,900   Owens Corning ...............................................                 751
                                                                                 -------------------
    HOUSEHOLD FURNISHINGS & APPLIANCES (1.8%)
         10,500   Whirlpool Corp. .............................................                 683
                                                                                 -------------------
    PUBLISHING (0.0%)
            100   CMP Group, Inc. .............................................                   3
                                                                                 -------------------
    RETAIL (SPECIALTY/APPAREL) (1.2%)
      (a)16,900   Office Depot, Inc. ..........................................                 185
      (a)18,300   Toys 'R' Us, Inc. ...........................................                 262
                                                                                 -------------------
                                                                                                447
                                                                                 -------------------
    TEXTILES (APPAREL) (3.5%)
         16,900   Liz Claiborne, Inc. .........................................                 636
         22,000   V.F. Corp. ..................................................                 660
                                                                                 -------------------
                                                                                              1,296
                                                                                 -------------------
  TOTAL CONSUMER CYCLICALS ....................................................               6,373
                                                                                 -------------------
  CONSUMER STAPLES (1.9%)
    FOODS (1.9%)
          8,400   IBP, Inc. ...................................................                 151
         23,000   Nabisco Group Holdings Corp. ................................                 244
         14,900   Universal Foods Corp. .......................................                 304
                                                                                 -------------------
TOTAL CONSUMER STAPLES ........................................................                 699
                                                                                 -------------------
  ENERGY (3.7%)
    OIL & GAS (DRILLING) (2.4%)
      (a)21,000   Nabors Industries, Inc. .....................................                 650
          7,100   Transocean Offshore, Inc. ...................................                 239
                                                                                 -------------------
                                                                                                889
                                                                                 -------------------
    OIL & GAS (REFINING & MARKETING) (1.3%)
          5,000   Tosco Corp. .................................................                 136
         15,300   Ultramar Diamond Shamrock Corp. .............................                 347
                                                                                 -------------------
                                                                                                483
                                                                                 -------------------
  TOTAL ENERGY ................................................................               1,372
                                                                                 -------------------
  FINANCIAL (15.5%)
    BANKS (MAJOR REGIONAL) (3.1%)
         11,300   Bank One Corp. ..............................................                 362
          5,729   Fleet Boston Financial Corp. ................................                 200
         13,100   PNC Bank Corp. ..............................................                 583
                                                                                 -------------------
                                                                                              1,145
                                                                                 -------------------
    BANKS (MONEY CENTER) (4.4%)
          7,500   Bank of America Corp. .......................................                 376
         13,500   Chase Manhattan Corp. .......................................               1,049
          6,050   First Union Corp. ...........................................                 199
                                                                                 -------------------
                                                                                              1,624
                                                                                 -------------------
    FINANCIAL (DIVERSIFIED) (0.7%)
          3,500   American General Corp. ......................................                 265
                                                                                 -------------------
    INSURANCE (LIFE & HEALTH) (2.0%)
          6,400   Aetna Life & Casualty Co. ...................................                 357
         10,400   ReliaStar Financial Corp. ...................................                 408
                                                                                 -------------------
                                                                                                765
                                                                                 -------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                 VALUE PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

                                                                                        VALUE
     SHARES                                                                             (000)
----------------------------------------------------------------------------------------------------
  FINANCIAL (CONT.)
    INSURANCE (MULTI-LINE) (1.1%)
          8,800   Hartford Financial Services Group, Inc. .....................             $   417
                                                                                 -------------------
    INSURANCE (PROPERTY - CASUALTY) (2.2%)
         18,800   Ace Ltd. ....................................................                 314
         13,700   Allstate Corp. ..............................................                 329
          7,200   Everest Reinsurance Holdings, Inc. ..........................                 161
            200   Transatlantic Holdings, Inc. ................................                  15
                                                                                 -------------------
                                                                                                819
                                                                                 -------------------
    SAVINGS & LOANS (2.0%)
         28,700   Washington Mutual, Inc. .....................................                 746
                                                                                 -------------------
  TOTAL FINANCIAL                                                                             5,781
                                                                                 -------------------
  HEALTH CARE (10.3%)
    HEALTH CARE (HOSPITAL MANAGEMENT) (4.0%)
          9,200   Columbia/HCA Healthcare Corp. ...............................                 270
      (a)14,300   Health Management Associates, Inc., Class A .................                 191
           (a)1   LifePoint Hospitals, Inc. ...................................                  --
      (a)44,000   Tenet Healthcare Corp. ......................................               1,034
           (a)1   Triad Hospitals, Inc. .......................................                  --
                                                                                 -------------------
                                                                                              1,495
                                                                                 -------------------
    HEALTH CARE (LONG-TERM CARE) (3.0%)
     (a)202,300   HEALTHSOUTH Corp. ...........................................               1,087
                                                                                 -------------------
    HEALTH CARE (MANAGED CARE) (2.3%)
      (a)35,570   Foundation Health Systems, Inc., Class A ....................                 353
          6,300   United HealthCare Corp. .....................................                 335
       (a)2,500   Wellpoint Health Networks, Inc. .............................                 165
                                                                                 -------------------
                                                                                                853
                                                                                 -------------------
    HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (1.0%)
          7,400   Beckman Coulter, Inc. .......................................                 377
                                                                                 -------------------
  TOTAL HEALTH CARE ...........................................................               3,812
                                                                                 -------------------
  TECHNOLOGY (7.6%)
    COMPUTERS (HARDWARE) (1.0%)
          3,300   International Business Machines Corp. .......................                 356
                                                                                 -------------------
    COMPUTERS (PERIPHERALS) (2.6%)
      (a)63,800   Quantum Corp. ...............................................                 965
                                                                                 -------------------
    ELECTRONICS (COMPONENT DISTRIBUTORS) (2.2%)
      (a)13,500   Arrow Electronics, Inc. .....................................                 343
          7,800   Avnet, Inc. .................................................                 472
                                                                                 -------------------
                                                                                                815
                                                                                 -------------------
    SERVICES (DATA PROCESSING) (1.8%)
         13,900   First Data Corp. ............................................                 685
                                                                                 -------------------
  TOTAL TECHNOLOGY ............................................................               2,821
                                                                                 -------------------
  TRANSPORTATION (6.1%)
    AIR FREIGHT (0.8%)
          8,400   CNF Transportation, Inc. ....................................                 290
                                                                                 -------------------
    AIRLINES (4.4%)
      (a)15,200   AMR Corp. ...................................................               1,018
         12,400   Delta Air Lines, Inc. .......................................                 618
                                                                                 -------------------
                                                                                              1,636
                                                                                 -------------------
    RAILROADS (0.4%)
          6,000   Burlington Northern Santa Fe, Inc. ..........................                 145
                                                                                 -------------------
    TRUCKING (0.5%)
          8,300   Ryder Systems, Inc. .........................................             $   203
                                                                                 -------------------
  TOTAL TRANSPORTATION ........................................................               2,274
                                                                                 -------------------
  UTILITIES (3.0%)
    ELECTRIC COMPANIES (2.5%)
          5,800   DTE Energy Co. ..............................................                 182
          3,117   Duke Energy Corp. ...........................................                 156
          5,900   Entergy Corp. ...............................................                 152
          4,800   GPU, Inc. ...................................................                 144
          3,900   PECO Energy Co. .............................................                 135
          7,300   Southern Co. ................................................                 172
                                                                                 -------------------
                                                                                                941
                                                                                 -------------------
    NATURAL GAS (0.5%)
          5,200   Coastal Corp. ...............................................                 184
                                                                                 -------------------
TOTAL UTILITIES ...............................................................               1,125
                                                                                 -------------------
TOTAL COMMON STOCK (COST $33,422) .............................................              31,528
                                                                                 -------------------
       FACE
      AMOUNT
       (000)
------------------
SHORT-TERM INVESTMENT (3.0%)
  REPURCHASE AGREEMENT (3.0%)
         $1,132   Chase Securities, Inc., 2.60%, dated 12/31/99, due
                  1/3/00, to be repurchased at $1,132,
                  collateralized by U.S. Treasury Notes, 6.125%,
                  due 12/31/01, valued at $1,158 (COST $1,132) ................               1,132
                                                                                 -------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                 VALUE PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                               DECEMBER 31, 1999

                                                                                        AMOUNT
                                                                                        (000)
----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (87.8%) (COST $34,554) ......................................             $32,660
                                                                                 -------------------
OTHER ASSETS (12.4%)
  Receivable for Portfolio Shares Sold ...................               $4,570
  Dividends Receivable ...................................                   31
  Due from Adviser .......................................                    3
  Other ..................................................                    1               4,605
                                                            -------------------
LIABILITIES (-0.2%)
  Shareholder Reporting Expense Payable ..................                  (31)
  Professional Fees Payable ..............................                  (17)
  Custodian Fees Payable .................................                   (7)
  Payable for Portfolio Shares Redeemed ..................                   (2)
  Administrative Fees Payable ............................                   (1)
  Director's Fees and Expenses Payable ...................                   (1)
  Bank Overdraft .........................................                   (1)
  Other Liabilities ......................................                   (6)                (66)
                                                            -------------------  -------------------
NET ASSETS (100%) .............................................................             $37,199
                                                                                 -------------------
                                                                                 -------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,456,317 outstanding $0.001 par value shares
  (authorized 500,000,000 shares) .............................................             $ 10.76
                                                                                 -------------------
                                                                                 -------------------
NET ASSETS CONSIST OF:
Paid in Capital ...............................................................             $39,309
Distributions in Excess of Net Investment Income ..............................                  (1)
Accumulated Net Realized Loss .................................................                (215)
Unrealized Depreciation on Investments ........................................              (1,894)
                                                                                 -------------------
NET ASSETS ....................................................................             $37,199
                                                                                 -------------------
                                                                                 -------------------

(a) -- Non-income producing security


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                 VALUE PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                                                      YEAR ENDED
                                                                                                               DECEMBER 31, 1999
                                                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                                              $   538
  Interest                                                                                                                   119
                                                                                                               -----------------
    Total Income                                                                                                             657
                                                                                                               -----------------
EXPENSES:
  Investment Advisory Fees                                                                                                   171
  Less: Fees Waived                                                                                                         (114)
                                                                                                               -----------------
  Net Investment Advisory Fees                                                                                                57
  Administrative Fees                                                                                                         84
  Shareholder Reports                                                                                                         67
  Professional Fees                                                                                                           39
  Custodian Fees                                                                                                              14
  Directors' Fees and Expenses                                                                                                 1
  Other                                                                                                                        3
                                                                                                               -----------------
    Net Expenses                                                                                                             265
                                                                                                               -----------------
NET INVESTMENT INCOME                                                                                                        392
                                                                                                               -----------------
NET REALIZED LOSS ON:
  Investments Sold                                                                                                           (53)
                                                                                                               -----------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                                             (1,249)
                                                                                                               -----------------
Net Realized Loss and Change in Unrealized Appreciation/Depreciation                                                      (1,302)
                                                                                                               -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                     $  (910)
                                                                                                               -----------------
                                                                                                               -----------------
---------------------------------------------------------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         YEAR ENDED                   YEAR ENDED
                                                                                  DECEMBER 31, 1999            DECEMBER 31, 1998
                                                                                              (000)                        (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                                     $   392                      $   288
  Net Realized Gain (Loss)                                                                      (53)                         301
  Change in Unrealized Appreciation/Depreciation                                             (1,249)                      (1,152)
                                                                                  -----------------            -----------------
  Net Decrease in Net Assets Resulting from Operations                                         (910)                        (563)
                                                                                  -----------------            -----------------
DISTRIBUTIONS
  Net Investment Income                                                                        (403)                        (283)
  In Excess of Net Investment Income                                                             (1)                        (161)
  Net Realized Gain                                                                              --                         (299)
                                                                                  -----------------            -----------------
  Total Distributions                                                                          (404)                        (743)
                                                                                  -----------------            -----------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                 19,378                       18,370
  Distributions Reinvested                                                                      404                          743
  Redeemed                                                                                   (7,359)                      (6,381)
                                                                                  -----------------            -----------------
  Net Increase in Net Assets Resulting from Capital Share Transactions                       12,423                       12,732
                                                                                  -----------------            -----------------
  Total Increase in Net Assets                                                               11,109                       11,426

NET ASSETS:
  Beginning of Period                                                                        26,090                       14,664
                                                                                  -----------------            -----------------
  End of Period (Including distribution in excess of net investment
    income/undistributed net investment income of $(1) and $5, respectively)                 37,199                       26,090
                                                                                  -----------------            -----------------
                                                                                  -----------------            -----------------
---------------------------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                         1,721                        1,584
    Shares Issued on Distributions Reinvested                                                    39                           68
    Shares Redeemed                                                                            (654)                        (547)
                                                                                  -----------------            -----------------
    Net Increase in Capital Shares Outstanding                                                1,106                        1,105
                                                                                  -----------------            -----------------
                                                                                  -----------------            -----------------
---------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                 VALUE PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                            YEAR ENDED DECEMBER 31,           PERIOD FROM
                                                                           ------------------------        JANUARY 2, 1997*
                                                                             1999           1998++       TO DECEMBER 31, 1997
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $11.10          $11.78              $10.00
                                                                           --------        --------            --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                        0.13            0.19                0.10
  Net Realized and Unrealized Gain (Loss)                                     (0.34)          (0.45)               1.99
                                                                           --------        --------            --------
    Total from Investment Operations                                          (0.21)          (0.26)               2.09
                                                                           --------        --------            --------
DISTRIBUTIONS
  Net Investment Income                                                       (0.13)          (0.16)              (0.10)
  In Excess of Net Investment Income                                          (0.00)+            --               (0.00)+
  Net Realized Gain                                                              --           (0.17)              (0.21)
  In Excess of Net Realized Gain                                                 --           (0.09)                 --
                                                                           --------        --------            --------
    Total Distributions                                                       (0.13)          (0.42)              (0.31)
                                                                           --------        --------            --------
NET ASSET VALUE, END OF PERIOD                                               $10.76          $11.10              $11.78
                                                                           --------        --------            --------
                                                                           --------        --------            --------
TOTAL RETURN                                                                  (1.82)%         (2.13)%             20.98%
                                                                           --------        --------            --------
                                                                           --------        --------            --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                           $37,199         $26,090             $14,664
Ratio of Expenses to Average Net Assets                                        0.85%           0.85%               0.85%**
Ratio of Net Investment Income (Loss) to Average Net Assets                    1.26%           1.57%               1.70%**
Portfolio Turnover Rate                                                          43%             45%                 34%
------------------
Effect of Voluntary Expense Limitation During the Period:
  Per Share Benefit to Net Investment Income                                  $0.04           $0.05               $0.06
Ratios Before Expense Limitation:
  Expenses to Average Net Assets                                               1.22%           1.32%               1.87%**
  Net Investment (Loss) to Average Net Assets                                  0.89%           1.10%               0.68%**
-----------------------------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized
+  Amount is less than $0.01 per share.
++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999


Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1999, the Fund was comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The accompanying financial statements relate to the Value Portfolio. The Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of common stocks and other equity securities that are deemed by the Portfolio's Adviser to be relatively undervalued based on various measures such as price/earnings ratios and price/book ratios.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures established by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999


These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income
(loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                       FROM
                                       FIRST           $500             MORE
                                       $500         MILLION TO          THAN
PORTFOLIO                             MILLION       $1 BILLION       $1 BILLION
---------                             -------       ----------       ----------
Value ..............................   0.55%           0.50%            0.45%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.85%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursment of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: During December 1999, the Fund, along with an affiliated open-end fund (collectively the "Funds"), entered into a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 1999, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                     NET
    COST            APPRECIATION          DEPRECIATION          DEPRECIATION
    (000)               (000)                 (000)                 (000)
    -----           ------------          ------------          ------------
   $34,587              $2,485              $(4,412)              $(1,927)

For the year ended December 31, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $27,523,000 and $12,104,000, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1999.

At December 31, 1999, the Portfolio had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through December 31, 2007 of approximately $82,000. To the extent that capital loss carryforwards are used to offset any future net capital gains realized during the carryforward period as provided by U.S. tax regulations, no capital gains tax liability will be incurred by the Portfolio for gains realized and not distributed. To the extent that capital gains are so offset, such gains will not be distributed to shareholders.

For the year ended December 31, 1999, the Portfolio intends to defer to January 1, 2000, for U.S. Federal income tax purposes, post-October capital losses of $99,000.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Universal Funds, Inc.--
Value Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--Value Portfolio (the "Portfolio") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 2, 1997 (commencement of operations) through December 31, 1997, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 11, 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      FEDERAL TAX INFORMATION (UNAUDITED)



For the year ended December 31, 1999, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 99.51%.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.



DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
   Managing Director, Morgan Stanley Dean Witter Investment
   Management Inc. and Morgan Stanley & Co.
   Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.


INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


OFFICERS
Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com\institutional\investmentmanagement.

                              TECHNOLOGY PORTFOLIO



                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                              TECHNOLOGY PORTFOLIO

                              INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
---------------------------------------------------------------------
                                [CHART]

Other                         (22.8%)
Test, Analysis &
 Instrumentation Equipment     (0.2%)
Software Products             (22.8%)
Biotechnology                  (0.1%)
Data Communications           (22.9%)
Data Storage & Processing      (1.9%)
Electronic Equipment           (8.6%)
Information Processing         (1.1%)
Micro Computer Manufacturing   (0.5%)
Other - Technology             (7.4%)
Semiconductor Capital
 Equipment Manufacturing       (2.6%)
Semiconductor Manufacturing    (9.1%)

TOP FIVE HOLDINGS
                                                           PERCENT OF
SECURITY                             INDUSTRY              NET ASSETS
--------                             --------              ----------
Microsoft Corp.                       Software Products       3.2%
General Instruments Corp.             Data Communications     2.8%
Optical Coating Laboratories, Inc.    Electronic Equipment    2.4%
Yahoo!, Inc.                          Software Products       2.4%
Nortel Networks Corp.                 Data Communications     1.9%

PERFORMANCE COMPARED TO THE S & P 500 INDEX AND THE LIPPER SCIENCE
AND TECHNOLOGY FUNDS INDEX(1)
----------------------------------------------------------------------
                                                TOTAL RETURNS(2)
                                            --------------------------
                                                     YTD(3)
                                            --------------------------
Portfolio...................................        24.16%
S&P 500 Index...............................         5.89%
Lipper Science & Technology
  Funds Index...............................        23.80%

1. The S & P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation. The Lipper Science and Technology Funds Index is a composite index of mutual funds that invest at least 65% of their assets in science and technology stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on November 30, 1999.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                 [CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
---------------------------------------------------------
                   11/30/99*          12/01/99
Portfolio          $10,000            $12,418
S&P 500 Index      $10,000            $12,380
Lipper Science &
 Technology Index  $10,000            $10,589

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The investment objective of the Technology Portfolio is to achieve long-term capital appreciation by investing primarily in equity securities of companies that the investment adviser expects to benefit from their involvement in technology and technology-related industries. The focus of the Portfolio is to identify significant long-term technology trends and to invest in those premier companies we believe are positioned to materially gain from these trends. Stocks selected for the Portfolio are also expected to meet comprehensive selection criteria. The Portfolio may invest up to 35% of its total assets in securities of foreign companies to participate sufficiently in the global technology market.

For the period from inception on November 30, 1999 through December 31, 1999, the Portfolio had a total return of 24.16% compared to 5.89% for the S&P 500 Index (the"Index") and 23.80% for the Lipper Science and Technology Funds Index.

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              TECHNOLOGY PORTFOLIO

                            INVESTMENT OVERVIEW(CONT.)


During 1999, pursuit of our strategy, despite interest rate concerns and fears of a Y2K meltdown served the Portfolio well. As shown above, the Portfolio generated excellent absolute and relative performance during both the up and down movements of the technology sector.

Our investments in 1999 focused on market leaders enabling broadband connectivity, wireless communications and internet communications. As reflected in the top positions of the Portfolio, we predominantly invested in the technology "arms dealers" rather than investing in those fighting the war.

As we look to 2000, we continue to find compelling investments domestically and abroad. We will continue to be invested in market leaders but are also searching daily for undiscovered companies that will dominate their sectors. With improving fundamentals abroad, we see significant opportunities for the Portfolio in international investments. It is our aim to increase our international investments as a percentage of the Portfolio. As described above, investments in foreign companies could reach a maximum of 35%.

In 1999, our disciplined execution of our strategy produced excellent results. In 2000, we will continue to stay true to this strategy and position the Portfolio to own what we believe to be the 100 to 125 best technology companies

January 2000

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              TECHNOLOGY PORTFOLIO

                             STATEMENT OF NET ASSETS
                               DECEMBER 31, 1999


                                                                         VALUE
    SHARES                                                               (000)
-----------------------------------------------------------------------------------------
COMMON STOCK (76.5%)
  TECHNOLOGY (76.5%)
    BIOTECHNOLOGY (0.1%)
                 (a)21     Millennium Pharmaceuticals, Inc. .........               $3
                                                                        -----------------
    DATA COMMUNICATIONS (22.9%)
                 (a)  100  ADC Telecommunications, Inc...............                7
                 (a)1,300  Advanced Fibre Communications, Inc........               58
                 (a)   50  AudioCodes Ltd............................                5
                 (a)  100  C-COR.net Corp............................                8
                 (a)  250  CIENA Corp................................               14
                 (a)  400  Cisco Systems, Inc........................               43
                 (a)  450  Commscope, Inc............................               18
                 (a)  350  Efficient Networks, Inc...................               24
                 (a)   50  Finisar Corp..............................                4
                 (a)1,200  General Instrument Corp...................              102
                 (a)  500  Harmonic Lightwaves, Inc..................               47
                 (a)  250  IPC, Inc..................................               18
                 (a)   50  Korea Thrunet Company Ltd.................                3
                      250  Lucent Technologies, Inc..................               19
                 (a)  100  McLeodUSA, Inc............................                6
                 (a)  350  Metromedia Fiber Network, Inc., Class A...               17
                 (a)2,800  Newbridge Networks Corp...................               63
                 (a)   50  Next Level Communications, Inc............                4
                 (a)   50  Nextel Communications, Inc., Class A,.....                5
                      700  Nortel Networks Corp......................               71
                 (a)  300  Powerwave Technologies, Inc...............               18
                 (a)  500  Proxim, Inc...............................               55
                 (a)  200  QUALCOMM, Inc.............................               35
                 (a)  450  Qwest Communications International, Inc...               19
                 (a)  650  RF Micro Devices, Inc.....................               44
                 (a)   50  Rural Cellular Corp.......................                5
                      250  Scientific-Atlanta, Inc...................               14
                 (a)   50  Sprint PCS................................                5
                 (a)  100  Teligent, Inc.............................                6
                 (a)  450  Terayon Communication Systems, Inc........               28
                 (a)  650  Transwitch Corp...........................               47
                      200  Vodafone AirTouch plc ADR.................               10
                 (a)   50  VoiceStream Wireless Corp.................                7
                 (a)  100  Western Wireless Corp., Class A...........                7
                                                                        -----------------
                                                                                   836
                                                                        -----------------
    DATA STORAGE & PROCESSING (1.9%)
                 (a)  350  SanDisk Corp..............................               33
                 (a)  250  VERITAS Software Corp.....................               36
                                                                        -----------------
                                                                                    69
                                                                        -----------------
    ELECTRONIC EQUIPMENT (8.6%)
                      400  Avnet, Inc................................               24
                 (a)   50  Cobalt Networks, Inc......................                5
                 (a)  100  Crossroads Systems, Inc...................                8
                 (a)  450  Exodus Communications, Inc................               40
                 (a)   50  Foundry Networks, Inc.....................               15
                 (a)  450  LSI Logic Corp............................               30
                 (a)  350  Maker Communications, Inc.................               15
                 (a)  500  Micrel, Inc...............................               29

                                                                         VALUE
    SHARES                                                               (000)
-----------------------------------------------------------------------------------------
                 (a)200    Microchip Technology, Inc.................              $14
                    300    Optical Coating Laboratory, Inc...........               89
                 (a)200    SDL, Inc..................................               44
                                                                        -----------------
                                                                                   313
                                                                        -----------------
    INFORMATION PROCESSING (1.1%)
                 (a)550    America Online, Inc.......................               41
                                                                        -----------------
    MICRO COMPUTER MANUFACTURING (0.5%)
                 (a)250    Sun Microsystems, Inc.....................               19
                                                                        -----------------
    SEMICONDUCTOR CAPITAL EQUIPMENT MANUFACTURING (2.6%)
                 (a)350    Applied Materials, Inc....................               45
                 (a)350    KLA Tencor Corp...........................               39
                 (a)100    Novellus Systems, Inc.....................               12
                                                                        -----------------
                                                                                    96
                                                                        -----------------
    SEMICONDUCTOR MANUFACTURING (9.1%)
                 (a)850    Advanced Micro Devices, Inc...............               24
                 (a)250    Altera Corp...............................               12
                 (a)300    Analog Devices, Inc.......................               28
                 (a)550    ASM International N.V.....................               13
                 (a)200    ASM Lithography Holding N.V...............               23
                 (a)450    Atmel Corp................................               13
                 (a) 50    Broadcom Corp., Class A...................               14
                 (a) 50    Chartered Semiconductor ADR...............                4
                 (a)500    Conexant Systems, Inc.....................               33
                 (a)700    Cypress Semiconductor Corp. Ltd...........               23
                 (a)300    Lam Research Corp.........................               33
                 (a)100    Linear Technology Corp....................                7
                 (a)800    Maxim Intergrated Products, Inc...........               38
                 (a)350    Micron Technology, Inc....................               27
                 (a)200    PMC-Sierra, Inc...........................               32
                    100    Texas Instruments, Inc....................               10
                                                                        -----------------
                                                                                   334
                                                                        -----------------
    SOFTWARE PRODUCTS (22.1%)
                 (a)200    24/7 Media, Inc...........................               11
                 (a)100    Allaire Corp..............................               14
                 (a) 50    Alteon Websystems, Inc....................                4
                 (a) 50    Ariba, Inc................................                9
                 (a)100    At Home Corp..............................                4
                 (a) 50    Cacheflow, Inc............................                7
                 (a)200    CMGI, Inc.................................               55
                 (a) 50    Deltathree.com, Inc.......................                1
                 (a) 25    Digital Island, Inc.......................                2
                 (a)450    Documentum, Inc...........................               27
                 (a) 50    DoubleClick, Inc..........................               13
                 (a)300    eBay, Inc.................................               38
                 (a)100    eSPEED, Inc...............................                4
                 (a)200    Informatica Corp..........................               21
                 (a)200    Inktomi Corp..............................               18
                 (a)250    Internet Capital Group, Inc...............               42
                 (a)850    IXnet, Inc................................               26

  The accompanying notes are an integral part of the financial statements.

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                              TECHNOLOGY PORTFOLIO

                          STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 1999

                                                                        VALUE
    SHARES                                                              (000)
-------------------------------------------------------------------------------------
  TECHNOLOGY  (CONT.)
    SOFTWARE PRODUCTS  (CONT.)
                (a)50   Jacada Ltd...................................             $1
                (a)50   Liberate Technologies, Inc...................             13
               (a)450   Lycos, Inc...................................             36
                (a)50   Micromuse, Inc...............................              8
             (a)1,000   Microsoft Corp...............................            117
                (a)50   NetIQ Corp...................................              3
               (a)100   Network Solutions, Inc., Class A.............             22
               (a)650   Netzero, Inc.................................             17
                (a)50   OpenTV Corp..................................              4
               (a)300   Portal Software, Inc.........................             31
               (a)100   PSInet, Inc..................................              6
               (a)100   Rational Software Corp.......................              5
                (a)50   RealNetworks, Inc............................              6
                (a)50   Red Hat, Inc.................................             11
             (a)2,450   SAGA Systems, Inc............................             49
               (a)250   Security First Technologies Corp.............             20
               (a)350   Terra Networks S.A. ADR......................             19
                (a)50   TIBCO Software, Inc..........................              8
                (a)50   Va Linux, Inc................................             10
               (a)500   Verio, Inc...................................             23
               (a)100   Vignette Corp................................             16
               (a)200   Yahoo!, Inc..................................             87
                                                                    -----------------
                                                                                 808
                                                                    -----------------
    TEST, ANALYSIS & INSTRUMENTATION EQUIPMENT (0.2%)
               (a)100   Credence Systems Corp.                                     9
                                                                    -----------------
    OTHER (7.4%)
               (a)200   Amazon.com, Inc..............................             15
               (a)550   Applied Science & Technology, Inc............             18
                  100   Bell Atlantic Corp...........................              6
               (a)650   Charter Communications, Inc..................             14
                   75   Corning, Inc.................................             10
               (a)250   Extreme Networks.............................             21
               (a)450   First Sierra Financial, Inc..................              8
               (a)100   MediaOne Group, Inc..........................              8
                (a)50   Medimmune, Inc...............................              8
                (a)50   NEXTLINK Communications, Inc.................              4
                  450   Sprint Corp..................................             31
               (a)700   TV Guide, Inc................................             30
               (a)650   USWeb Corp...................................             29
               (a)350   VeriSign, Inc................................             67
                                                                    -----------------
                                                                                 269
                                                                    -----------------
TOTAL TECHNOLOGY.....................................................          2,797
                                                                    -----------------
TOTAL COMMON STOCK (COST $2,306).....................................          2,797
                                                                    -----------------
  PREFERRED STOCKS (0.7%)
  TECHNOLOGY (0.7%)
    SOFTWARE PRODUCTS (0.7%)
                (a)(d)( e)8,000   Warp Solutions (Cost $24)..........             24
                                                                    -----------------

     FACE
    AMOUNT                                                                  VALUE
     (000)                                                                  (000)
-------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (19.6%)
  REPURCHASE AGREEMENT (19.6%)
             $   718   Chase Securities, Inc., 2.60%,
                        dated 12/31/99, due 1/3/00, to be
                        repurchased at $718, collateralized by
                        U.S. Treasury Notes, 6.125%, due
                        12/31/01, valued at $734 (COST $718)........            $718
                                                                    -----------------
TOTAL INVESTMENTS (96.8%) (COST $3,.................................           3,539
                                                                    -----------------
OTHER ASSETS (4.4%)
  Receivable for Portfolio Shares Sold........    $ 137
  Due from Adviser............................       23
  Cash........................................        1                          161
                                               ---------
LIABILITIES (1.2%)
  Payable for Investments Purchased...........      (20)
  Professional Fees Payable...................      (20)
  Administrative Fees Payable.................       (1)
  Shareholder Reporting Expense Payable.......       (4)                         (45)
                                               ---------            -----------------
NET ASSETS (100%)...................................................         $ 3,655
                                                                    -----------------
                                                                    -----------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER
  SHARE
Applicable to 295,328 outstanding $0.001 par value..................         $ 12.38
shares (authorized 500,000,000 shares)
                                                                    -----------------
                                                                    -----------------
NET ASSETS CONSIST OF:
Paid in Capital.....................................................         $ 3,153
Accumulated Net Realized Gain.......................................              11
Unrealized Appreciation on Investments..............................             491
                                                                    -----------------
NET ASSETS..........................................................         $ 3,655
                                                                    -----------------
                                                                    -----------------
-------------------------------------------------------------------------------------

(a) -- Non-income producing security
(d) -- Securities were valued at fair value see note A-1 to financial statements.
(e) -- 144a Security certain conditions for public sale may exist. ADR -- American Depositary Receipt


  The accompanying notes are an integral part of the financial statements.

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                              TECHNOLOGY PORTFOLIO

                             STATEMENT OF OPERATIONS

                                                                                                      PERIOD FROM
                                                                                             NOVEMBER 30,1999* TO
                                                                                                DECEMBER 31, 1999
                                                                                                            (000)
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                                                  $   1
                                                                                                            -----
EXPENSES:
  Investment Advisory Fees                                                                                      2
  Less: Fees Waived                                                                                            (2)
  Net Investment Advisory Fees                                                                                 --
  Professional Fees                                                                                            20
  Administrative Fees                                                                                           1
  Shareholder Reports                                                                                           4
  Expense Reimbursed by Advisor                                                                               (23)
                                                                                                            -----
    Net Expenses                                                                                                2
                                                                                                            -----
NET INVESTMENT LOSS                                                                                            (1)
                                                                                                            -----
NET REALIZED GAIN ON:
  Investments Sold                                                                                             18
                                                                                                            -----
CHANGE IN UNREALIZED APPRECIATION ON:
  Investments                                                                                                 491
                                                                                                            -----
  Net Realized Gain and Change in Unrealized Appreciation                                                     509
                                                                                                            -----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                        $ 508
                                                                                                            -----
                                                                                                            -----
------------------------------------------------------------------------------------------------------------------

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                                                    PERIOD FROM
                                                                                           NOVEMBER 30,1999* TO
                                                                                              DECEMBER 31, 1999
                                                                                                          (000)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Loss                                                                                  $     (1)
  Net Realized Gain                                                                                          18
  Change in Unrealized Appreciation                                                                         491
                                                                                                       --------
  Net Increase in Net Assets Resulting from Operations                                                      508
                                                                                                       --------
DISTRIBUTIONS
  Net Investment Income                                                                                      (6)
                                                                                                       --------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                              3,153
                                                                                                       --------
  Total Increase in Net Assets                                                                            3,655
                                                                                                       --------
NET ASSETS:
  Beginning of Period                                                                                        --
  End of Period (Including undistributed net investment income of $0)                                  $  3,655
                                                                                                       --------
                                                                                                       --------
----------------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                                       295
                                                                                                       --------
                                                                                                       --------
----------------------------------------------------------------------------------------------------------------

* Commencement of operations

  The accompanying notes are an integral part of the financial statements.

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                              TECHNOLOGY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                                                                      PERIOD FROM
                                                                    NOVEMBER 30, 1999*
                                                                   TO DECEMBER 31, 1999++
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $ 10.00
                                                                         -------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Loss                                                      0.00+
   Net Realized and Unrealized Gain                                         2.41
                                                                         -------
     Total from Investment Operations                                       2.41
                                                                         -------
DISTRIBUTIONS
Net Investment Income                                                      (0.03)
                                                                         -------
NET ASSET VALUE, END OF PERIOD                                           $ 12.38
                                                                         -------
                                                                         -------
TOTAL RETURN                                                               24.16%
                                                                         -------
                                                                         -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                        $ 3,655
Ratio of Net Expenses to Average Net Assets                                 1.15%**
Ratio of Net Investment Loss to Average Net Assets                         (0.39)%**
Portfolio Turnover Rate                                                        6%
--------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                              $0.05
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                          12.57%**
   Net Investment Loss to Average Net Assets                              (11.82)%**
----------------------------------------------------------------------------------------

*Commencement of operations
**Annualized
++Per share amounts are based on average shares outstanding
+Amount is less than $0.01 per share

  The accompanying notes are an integral part of the financial statements.

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                        NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999


Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. As of December 31, 1999, the Fund was comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Technology Portfolio. The investment objective of the Portfolio is to achieve long-term capital appreciation by investing primarily in equity securities of companies expected to benefit from their involvement in technology and technology-related industries. The focus of the Portfolio is to identify significant long-term technology trends and to invest in those premier companies we believe are positioned to materially gain from these trends. Stocks selected for the Portfolio are also expected to meet comprehensive selection criteria. The Portfolio may invest up to 35% of its total assets in securities of foreign companies to participate sufficiently in the global technology market.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is the Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolio may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                                       FROM
                                       FIRST           $500             MORE
                                       $500         MILLION TO          THAN
PORTFOLIO                             MILLION       $1 BILLION       $1 BILLION
---------                             -------       ----------       ----------
Technology...........................  0.80%           0.75%            0.70%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: During December 1999, the Fund, along with an affiliated open-end fund (collectively the "Funds"), entered into a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 1999, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 1999, cost and unrealized appreciation
(depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                     NET
    COST            APPRECIATION          DEPRECIATION          APPRECIATION
    (000)               (000)                 (000)                 (000)
    -----           ------------          ------------          ------------
   $3,432               $439                  $(332)                 $107

For the year ended December 31, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $2,477,007 and $164,995 respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1999.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Universal Funds, Inc.--
Technology Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--Technology Portfolio (the "Portfolio") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period November 30, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 11, 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                       FEDERAL TAX INFORMATION (UNAUDITED)


For the year ended December 31, 1999, the percentage of distributions taxable as ordinary income for the Portfolio, as reported on Form 1099-DIV, that qualify for the dividends received deduction for corporations is 0.79%.

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated
Michael F. Klein
DIRECTOR AND PRESIDENT
   Managing Director, Morgan Stanley Dean Witter Investment
   Management Inc. and Morgan Stanley & Co.
   Incorporated
John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

OFFICERS
Stefanie V. Chang
VICE PRESIDENT


James A. Gallo
VICE PRESIDENT


Harold J. Schaaff, Jr.
VICE PRESIDENT


Richard J. Shoch
VICE PRESIDENT


Joseph P. Stadler
VICE PRESIDENT


Mary E. Mullin
SECRETARY


Karl O. Hartmann
ASSISTANT SECRETARY


Belinda A. Brady
TREASURER


Robin L. Conkey
ASSISTANT TREASURER

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com\institutional\investmentmanagement.

                           MID CAP GROWTH PORTFOLIO





                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                            MID CAP GROWTH PORTFOLIO

                               INVESTMENT OVERVIEW


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
--------------------------------------------------------------------------------
                                    [CHART]

Basic Materials            (0.9%)
Capital Goods              (3.5%)
Communication Services    (12.3%)
Consumer Cyclicals         (9.4%)
Consumer Staples          (10.8%)
Energy                     (3.4%)
Financial                  (5.3%)
Schools                    (0.3%)
Healthcare                 (8.0%)
Technology                (36.8%)
Utilities                  (1.3%)
Other                      (8.0%)

TOP FIVE HOLDINGS
                                                            PERCENT OF
SECURITY                                INDUSTRY            NET ASSETS
--------                         ----------------------     ----------
VERITAS Software Corp.           Technology                     3.5%
Optical Coating
  Laboratories, Inc.             Communication Services         2.1%
Sapient Corp.                    Technology                     2.0%
McLeod USA, Inc.                 Communication Services         1.9%
DoubleClick, Inc.                Technology                     1.8%


PERFORMANCE COMPARED TO THE S&P MID
CAP 400 INDEX(1)
-------------------------------------------------------------------
                                              TOTAL RETURNS(2)
                                        ---------------------------
                                                    YTD(3)
                                        ---------------------------
PORTFOLIO............................              38.40%
INDEX................................              20.59%

1. The S&P Mid Cap 400 Index is a value weighted index of companies that generally have market values between $500 million and $6 billion, depending upon current equity market valuations, and represent a broad range of industry segments within the U.S. economy.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on October 18, 1999.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                    [CHART]

COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
---------------------------------------------------------------------
                                          10/16/99          12/31/99
Mid Cap Growth Portfolio                  $10,000           $13,840
S&P 400 Total Return Index                $10,000           $12,059

* Commencement of Operations

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. aCCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The Mid Cap Growth Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities of issuers with equity capitalization in the range of the companies represented in the Standard & Poor's Rating Group ("S&P") Mid Cap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

For the period from inception on October 18, 1999 through December 31, 1999, the Portfolio had a total return of 38.40% compared to 20.59% for the S&P Mid Cap 400 Index (the"Index").

In 1999, investors rushed to embrace the concept of a "new economy" driven by advances in information technology. This revolution, perhaps as great a change as the industrial revolution over a century ago, led to significant price appreciation of stocks that investors identified as "new economy" stocks. These companies were primarily in the technology, communications and media sectors. The technology and communications sectors in the Index had triple digit returns in 1999, reflecting investors' enthusiasm. Initial public offerings in these two sectors also fared extremely well. "Old economy" sectors, such as financial services, retail, electric utilities, basic resources, health care services and food & tobacco actually yielded negative returns. The energy sector was the only exception, rebounding from depressed 1998 levels.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                            MID CAP GROWTH PORTFOLIO

                           INVESTMENT OVERVIEW (CONT.)


Not surprisingly, growth stocks sharply outperformed value stocks in 1999. The Russell Midcap Growth and the S & P MidCap Barra Growth indices were well ahead of their value counterparts. Small stocks, as measured by the Russell 2000, outperformed large stocks for the first time in five years, but this outperformance was dwarfed by the differences in performance between growth and value.

PERFORMANCE ATTRIBUTION

The Portfolio was consistently overweighted in the strongest performing sectors and underweight in sectors that were lagging. In addition, our stock selection was significantly stronger than the benchmark.

We were proponents of buying companies that were taking advantage of deregulation in telecommunications. In addition to deregulation, strong unit demand for wireless services and merger and acquisition activity led us to an overweight in three telecommunications related areas: wireless telecommunications services companies such as Voicestream Wireless; semiconductor companies providing chips for wireless communications such as Broadcom; and wireless equipment manufacturers such as Qualcomm.

Our internet related companies have had attractive business models, and have included business-to-consumer, new media and business-to-business websites. We attempt to identify the early leaders of the internet revolution, where large future potential seems to exist. Similarly, we liked companies that provided the data infrastructure behind the internet that included optical component manufacturers such as JDS Uniphase and fiber optic systems manufacturers like Ciena. We have also focused on internet software companies like Inktomi, as well as some older software companies that are transitioning their business to the internet, like Adobe Systems.

Within consumer services, the Portfolio gained from extremely strong stock selection. Our holdings focused on media and entertainment names, radio and TV broadcasters and advertising companies. Our ability to focus on these non-technology names has added to the overall diversity of the Portfolio. Throughout the Portfolio, we maintain a mixture between growth companies that are more mature and stable and companies that are growing more aggressively. For example, we hold two advertising companies: one, Young and Rubicam, is a well established, traditional advertising firm experiencing stable growth, while the other, Doubleclick Inc., focuses on internet advertising and is growing more rapidly in the near term.

OUTLOOK

One of the principal challenges facing investors in the new millennium will be the durability of this "new economy" and, specifically, the valuations accorded to some of these stocks. Are these "new economy" stocks representative of a "speculative froth" similar to the run-up and subsequent crash of biotechnology stocks in 1991? We believe that substantive, enduring changes have been and are being made by this information technology revolution. We are also cognizant of the extreme valuations of some stocks.

In addition, we are mindful of the macroeconomic challenges posed by an adverse interest rate environment caused by a strong domestic economy. While we are not yet making substantive sector changes, we will continue to look for companies with attractive business models that show improving profitability, stability of earnings and high earnings growth rates. We anticipate continued volatility and intra- sector rotation as well as sector rotation, but we will continue to adhere to our investment process and philosophy to drive stock selections.

PORTFOLIO CONSTRUCTION

We wanted to update you on our latest thinking about sector limits and risk control in the Portfolio. In the past, we have limited our sector weightings to a maximum of 20% of the Portfolio, with the exception of technology, which had a higher maximum of 30%. At the beginning of 1999, the technology sector was less than 17% of the Index. As a result of strong performance within the technology sector, the Index weighting has increased significantly during the course of the year. As the composition of the Index has changed, we have increased our technology exposure, as well. We feel that this change is necessary to remain competitive with the benchmark by allowing us the flexibility to be overweighted, while still providing for a non-concentrated Portfolio.

January 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                            MID CAP GROWTH PORTFOLIO

                            STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999

                                                                         VALUE
          SHARES                                                         (000)
--------------------------------------------------------------------------------------
COMMON STOCK (92.0%)
  BASIC MATERIALS (0.9%)
    CHEMICALS (0.9%)
             (a)600   Chiron Corp...............................                   $26
                                                                   -------------------
  CAPITAL GOODS (3.5%)
    ELECTRICAL EQUIPMENT (2.5%)
             (a)700   Atmel Corp................................                    21
             (a)300   Checkfree Holdings Corp...................                    31
             (a)200   Samina Corp...............................                    20
                                                                   -------------------
                                                                                    72
                                                                   -------------------
    ENGINEERING & CONSTRUCTION (1.0%)
             (a)600   Dycom Industries, Inc.....................                    27
                                                                   -------------------
TOTAL CAPITAL GOODS.............................................                    99
                                                                   -------------------
  COMMUNICATION SERVICES (12.3%)
    COMMUNICATION SERVICES (2.7%)
             (a)200   Exodus Communications, Inc................                    18
                200   Optical Coating Laboratory, Inc...........                    59
                                                                   -------------------
                                                                                    77
                                                                   -------------------
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (6.3%)
             (a)400   Citadel Communications Corp...............                    26
             (a)500   Globalstar Telecommunications Ltd.........                    22
             (a)700   Loral Space & Communications Ltd..........                    17
             (a)400   Omnipoint Corp............................                    48
             (a)600   Tritel, Inc...............................                    19
             (a)700   Western Wireless Corp., Class A...........                    47
                                                                   -------------------
                                                                                   179
                                                                   -------------------
    TELEPHONE (3.3%)
             (a)900   McLeod USA, Inc...........................                    53
             (a)500   NEXTLINK Communications, Inc..............                    42
                                                                   -------------------
                                                                                    95

                                                                   -------------------
TOTAL COMMUNICATION SERVICES....................................                   351
                                                                   -------------------
  CONSUMER CYCLICALS (9.4%)
    AUTO PARTS & EQUIPMENT (0.5%)
                300   Danaher Corp..............................                    14
                                                                   -------------------
    PUBLISHING (2.0%)
                500   The Readers Digest Association, Inc., Class A                 15
           (a)1,000   TV Guide, Inc.............................                    43
                                                                   -------------------
                                                                                    58
                                                                   -------------------
    RETAIL (DISCOUNTERS) (1.0%)
             (a)700   Ticketmaster Online- CitySearch, Inc.,
                      Class B...................................                    27
                                                                   -------------------
    RETAIL (SPECIALTY/APPAREL) (1.4%)
             (a)900   barnesandnoble.com, Inc...................                    12
                300   Tiffany & Co..............................                    27
                                                                   -------------------
                                                                                    39
                                                                   -------------------
    SERVICES (ADVERTISING/MARKETING) (3.8%)
             (a)400   Lamar Advertising Co......................                    24
             (a)300   TMP Worldwide, Inc........................                    43
                600   Young & Rubicam, Inc......................                    42
                                                                   -------------------
                                                                                   109
                                                                   -------------------


                                                                                VALUE
          SHARES                                                                 (000)
--------------------------------------------------------------------------------------
    SERVICES (COMMERCIAL & CONSUMER) (0.7%)
             (a)800   Concord EFS, Inc..........................                   $21
                                                                   -------------------
TOTAL CONSUMER CYCLICALS                                                           268
                                                                   -------------------
  CONSUMER STAPLES (10.8%)
    BEVERAGES (ALCOHOLIC) (0.7%)
             (a)500   Beringer Wine Estates Holdings, Inc.,
                      Class B...................................                    20
                                                                   -------------------
    BROADCASTING (TV, RADIO, CABLE) (3.2%)
             (a)300   Cablevision Systems Corp..................                    23
             (a)800   Charter Communications, Inc...............                    17
             (a)300   Jones Intercable, Inc., Class A...........                    21
             (a)300   Univision Communications, Inc.............                    30
                                                                   -------------------
                                                                                    91
                                                                   -------------------
    ENTERTAINMENT (4.7%)
             (a)300   Hispanic Broadcasting Corp................                    28
             (a)700   Imax Corp.................................                    19
             (a)600   Liberty Digital, Inc., Class A............                    45
             (a)400   MGM Grand, Inc............................                    20
             (a)800   Premier Parks, Inc........................                    23
                                                                   -------------------
                                                                                   135
                                                                   -------------------
    HOUSEHOLD PRODUCTS (NON-DURABLES) (0.8%)
                900   Dial Corp.................................                    22
                                                                   -------------------
    SERVICES (RENTALS) (0.5%)
             (a)900   United Rentals, Inc.......................                    16
                                                                   -------------------
    SPECIALTY PRINTING (0.9%)
             (a)600   Valassis Communications, Inc..............                    25
                                                                   -------------------
TOTAL CONSUMER STAPLES .........................................                   309
                                                                   -------------------
  ENERGY (3.4%)
    OIL & GAS (DRILLING) (3.0%)
             (a)900   BJ Services Co............................                    38
           (a)1,000   Global Marine, Inc........................                    16
           (a)1,000   Nabors Industries, Inc....................                    31
                                                                   -------------------
                                                                                    85
                                                                   -------------------
    OIL & GAS (EXPLORATION & DRILLING) (0.4%)
                400   Devon Energy Corp.........................                    13
                                                                   -------------------
TOTAL ENERGY                                                                        98
                                                                   -------------------
  FINANCIAL (5.3%)
    BANKS (REGIONAL) (2.0%)
              1,000   National Commerce Bancorp.................                    23
                600   Zions Bancorp.............................                    35
                                                                   -------------------
                                                                                    58
                                                                   -------------------
    CONSUMER FINANCE (1.1%)
                700   Allied Capital Corp. II...................                    13
                900   Heller Financial, Inc.....................                    18
                                                                   -------------------
                                                                                    31
                                                                   -------------------
    FINANCIAL (0.5%)
           (a)1,000   Donaldson, Lufkin & Jenrette, Inc. -
                      DLJdirect.................................                    14
                                                                   -------------------
    INVESTMENT BANKING & BROKERAGE (0.6%)
             (a)700   E*Trade Group, Inc........................                    18
                                                                   -------------------
    INVESTMENT MANAGEMENT (1.1%)
             (a)700   Knight/Trimark Group, Inc., Class A.......                    32
                                                                   -------------------
  TOTAL FINANCIAL ..............................................                   153
                                                                   -------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                            MID CAP GROWTH PORTFOLIO

                            STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 1999


                                                                                           VALUE
     SHARES                                                                                (000)
------------------------------------------------------------------------------------------------------
  HEALTH CARE (8.0%)
    HEALTH CARE (0.9%)
             (a)300   Biogen, Inc. .............................                  $25
                                                                   ------------------
    HEALTH CARE (DIVERSIFIED) (1.3%)
             (a)400   Biovail Corp. International ..............                   38
                                                                   ------------------
    HEALTH CARE (DRUGS - GENERIC & OTHERS) (1.8%)
             (a)300   Medimmune, Inc. ..........................                   50
                                                                   ------------------
    HEALTH CARE (DRUGS - MAJOR PHARMS) (0.4%)
             (a)200   Forest Laboratories, Inc. ................                   12
                                                                   ------------------
    HEALTH CARE (HOSPITAL MANAGEMENT) (0.7%)
           (a)1,600   Health Management Associates, Inc.,Class A                   21
                                                                   ------------------
    HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES) (0.8%)
             (a)300   MiniMed, Inc. ............................                   22
                                                                   ------------------
    HEALTH CARE (SPECIALIZED SERVICES) (2.1%)
           (a)1,300   Lincare Holdings, Inc. ...................                   45
             (a)600   MedQuist, Inc. ...........................                   16
                                                                   ------------------
                                                                                   61
                                                                   ------------------
  TOTAL HEALTH CARE ............................................                  229
                                                                   ------------------
  SCHOOLS (0.3%)
    CHARTERED SCHOOLS (0.3%)
             (a)500   Edison Schools, Inc. .....................                    8
                                                                   ------------------
  TECHNOLOGY (36.8%)
    COMMUNICATION EQUIPMENT (3.5%)
             (a)400   ANTEC Corp. ..............................                   14
             (a)400   Ciena Corp. ..............................                   23
             (a)200   Gilat Satellite Networks Ltd. ............                   24
             (a)400   Harmonic Lightwaves, Inc. ................                   38
                                                                   ------------------
                                                                                   99
                                                                   ------------------
    COMPUTER HARDWARE (0.2%)
             (a)100   Digex, Inc. ..............................                    7
                                                                   ------------------
    COMPUTERS (HARDWARE) (0.9%)
             (a)400   RF Micro Devices, Inc. ...................                   27
                                                                   ------------------
    COMPUTERS (NETWORKING) (3.5%)
             (a)600   At Home Corp., Series A ..................                   26
             (a)200   Network Solutions, Inc. ..................                   43
             (a)500   PSINet, Inc. .............................                   31
                                                                   ------------------
                                                                                  100
                                                                   ------------------
    COMPUTERS (PERIPHERALS) (1.7%)
             (a)300   QLogic Corp. .............................                   48
                                                                   ------------------
    COMPUTERS (SOFTWARE & SERVICES) (17.1%)
                300   Adobe Systems, Inc. ......................                   20
             (a)300   Applied Micro Circuits Corp. .............                   38
             (a)200   Digital Island, Inc. .....................                   19
             (a)200   DoubleClick, Inc. ........................                   51
             (a)400   Electronic Arts, Inc. ....................                   34
             (a)200   Inktomi Corp. ............................                   18
             (a)100   Portal Software, Inc. ....................                   10
             (a)700   Rational Software Corp. ..................                   35
             (a)400   Sapient Corp. ............................                   56
             (a)500   Siebel Systems, Inc. .....................                   42
             (a)800   USWeb Corp. ..............................                   36
             (a)700   Verio, Inc. ..............................                   32

                                                                              VALUE
          SHARES                                                              (000)
-------------------------------------------------------------------------------------
             (a)700   VERITAS Software Corp. ...................                 $100
                                                                   ------------------
                                                                                  491
                                                                   ------------------
    ELECTRONICS (COMPONENT DISTRIBUTORS) (0.7%)
             (a)300   DII Group, Inc. ..........................                   21
                                                                   ------------------
    ELECTRONICS (SEMICONDUCTORS) (4.2%)
                400   Linear Technology Corp. ..................                   29
             (a)900   Maxim Intergrated Products, Inc. .........                   42
             (a)100   SDL, Inc. ................................                   22
             (a)500   Vitesse Semiconductor Corp. ..............                   26
                                                                   ------------------
                                                                                  119
                                                                   ------------------
    EQUIPMENT (SEMICONDUCTORS) (0.8%)
             (a)200   KLA-Tencor Corp. .........................                   22
                                                                   ------------------
    SERVICES (COMPUTER SYSTEMS (1.3%)
             (a)300   Novellus Systems, Inc. ...................                   37
                                                                   ------------------
    SERVICES (DATA PROCESSING) (1.1%)
             (a)800   Fiserv, Inc. .............................                   31
                                                                   ------------------
    TECHNOLOGY (1.8%)
             (a)100   Broadcom Corp. ...........................                   27
             (a)400   Entrust Technologies, Inc. ...............                   24
                                                                   ------------------
                                                                                   51
                                                                   ------------------
  TOTAL TECHNOLOGY .............................................                1,053
                                                                   ------------------
  UTILITIES (1.3%)
    POWER PRODUCERS (INDEPENDENT) (1.3%)
             (a)600   Calpine Corp. ............................                   38
                                                                   ------------------
TOTAL COMMON STOCK (COST $2,051) ...............................                2,632
                                                                   ------------------

       FACE
      AMOUNT
       (000)
-----------------
SHORT-TERM INVESTMENT (8.1%)
  REPURCHASE AGREEMENT (8.1%)
   $   231   Chase Securities, Inc., 2.60%, dated 12/31/99, due
             1/3/00, to be repurchased at $231, collateralized
             by U.S. Treasury Notes, 6.125%, due 12/31/01,
             valued at $240 (Cost $231) ........................                  231
                                                                   ------------------

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                            MID CAP GROWTH PORTFOLIO

                            STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 1999

                                                                             AMOUNT
                                                                              (000)
--------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (Cost $2,282) ...................................  $ 2,863
                                                                              -------
OTHER ASSETS (1.0%)
  Due from Adviser .........................................................       28
LIABILITIES (-1.1%)
  Professional Fees Payable .....................................    $(17)
  Custodian Fees Payable ........................................      (6)
  Administrative Fees Payable ...................................      (1)
  Other Liabilities .............................................      (8)        (32)
                                                                     ----     -------
NET ASSETS (100%) .........................................................   $ 2,859
                                                                              -------
                                                                              -------
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 206,603 outstanding $0.001 par value shares
  (authorized 500,000,000 shares) .........................................   $ 13.84
                                                                              -------
                                                                              -------
NET ASSETS CONSIST OF:
Paid in Capital ...........................................................   $ 2,087
Accumulated Net Realized Gain .............................................       191
Unrealized Appreciation on Investments ....................................       581
                                                                              -------
NET ASSETS ................................................................   $ 2,859
                                                                              -------
                                                                              -------
--------------------------------------------------------------------------------------

(a) -- Non-income producing security


    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                            MID CAP GROWTH PORTFOLIO

                            STATEMENT OF OPERATIONS

                                                                                         PERIOD FROM
                                                                                OCTOBER 18, 1999* TO
                                                                                   DECEMBER 31, 1999
                                                                                               (000)
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                                                  $     1
  Interest                                                                                         1
                                                                                             -------
    Total Income                                                                                   2
                                                                                             -------
EXPENSES:
  Investment Advisory Fees                                                                         3
  Less: Fees Waived                                                                               (3)
                                                                                             -------
  Net Investment Advisory Fees                                                                    --
  Custodian Fees                                                                                   7
  Professional Fees                                                                               17
  Administrative Fees                                                                              1
  Shareholder Reports                                                                              8
  Expenses Reimbursed by Advisor                                                                 (28)
                                                                                             -------
    Net Expenses                                                                                   5
                                                                                             -------
NET INVESTMENT LOSS                                                                               (3)
                                                                                             -------
NET REALIZED GAIN ON:
  Investments Sold                                                                               194
                                                                                             -------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
  Investments                                                                                    581
                                                                                             -------
NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION                             775
                                                                                             -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $   772
                                                                                             -------
                                                                                             -------
----------------------------------------------------------------------------------------------------


                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                         PERIOD FROM
                                                                                OCTOBER 18, 1999* TO
                                                                                   DECEMBER 31, 1999
                                                                                               (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSET
OPERATIONS:
  Net Investment Loss                                                                        $    (3)
  Net Realized Gain                                                                              194
  Change in Unrealized Appreciation/Depreciation                                                 581
                                                                                             -------
  Net Increase in Net Assets Resulting from Operations                                           772
                                                                                             -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                   2,087
                                                                                             -------
  Total Increase in Net Assets                                                                 2,859

NET ASSETS:

  Beginning of the Period                                                                         --
                                                                                             -------
  End of Period (including undistributed net investment income of $0)                        $ 2,859
                                                                                             -------
                                                                                             -------
----------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                            207
                                                                                             -------
                                                                                             -------
----------------------------------------------------------------------------------------------------

* Commencement of operations

    The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                            MID CAP GROWTH PORTFOLIO


                              FINANCIAL HIGHLIGHTS

                                                                                         PERIOD FROM
                                                                                     OCTOBER 18, 1999* TO
                                                                                       DECEMBER 31, 1999
                                                                                             (000)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                         $10.00
                                                                                             ------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Loss                                                                        (0.01)
   Net Realized and Unrealized Gain                                                            3.85
                                                                                             ------
     Total From Investment Operations                                                          3.84
                                                                                             ------
NET ASSET VALUE, END OF PERIOD                                                               $13.84
                                                                                             ------
                                                                                             ------
TOTAL RETURN                                                                                  38.40%
                                                                                             ------
                                                                                             ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                                            $2,859
Ratio of Expenses to Average Net Assets                                                        1.05%**
Ratio of Net Investment Loss to Average Net Assets                                            (0.61)%**
Portfolio Turnover Rate                                                                          52%
---------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                                                 $0.15
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                                              8.06%**
   Net Investment Loss to Average Net Assets                                                  (7.62)%**
---------------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized

    The accompanying notes are an integral part of the financial statements.

              MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                              DECEMBER 31, 1999

Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1999, the Fund was comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Mid Cap Growth Portfolio. The Portfolio seeks long-term capital growth by investing primarily in common stocks and other equity securities of issuers with equity capitalization in the range of the companies represented in the Standard & Poor's Rating Group ("S&P") Mid Cap 400 Index. Such range is generally $500 million to $6 billion but the range fluctuates over time with changes in the equity market.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.


The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

              MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONT.)
                              DECEMBER 31, 1999

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio holding these securities could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                       FROM
                          FIRST        $500           MORE
                          $500       MILLION TO       THAN
PORTFOLIO                MILLION     $1 BILLION     $1 BILLION
---------                -------     ----------     ----------
Mid Cap Growth ........   0.75%         0.70%          0.65%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.05%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: During December 1999, the Fund, along with an affiliated open-end fund (collectively the "Funds"), entered into a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 1999, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 1999, cost and unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                     NET
    COST            APPRECIATION          DEPRECIATION          APPRECIATION
    (000)               (000)                 (000)                 (000)
    -----           ------------          ------------          ------------
   $2,286               $627                  $(50)                 $577

For the year ended December 31, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $3,001,721 and $1,144,875, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1999.

From time to time, a Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Universal Funds, Inc.--
Mid Cap Growth Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--Mid Cap Growth Portfolio (the "Portfolio") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period October 18, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 11, 2000

DIRECTORS
Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
   Managing Director, Morgan Stanley Dean Witter Investment
   Management Inc. and Morgan Stanley & Co.
   Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.


INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan
Bank 3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


OFFICERS
Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER


---------------------------------------------------------------------
THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com\institutional\investmentmanagement

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                        ACTIVE INTERNATIONAL ALLOCATION

                               INVESTMENT OVERVIEW


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

Australia                   (1.4%)
Finland                     (2.7%)
France                      (8.9%)
Germany                    (10.0%)
Hong Kong                   (3.6%)
Italy                       (4.4%)
Japan                      (27.9%)
Netherlands                 (4.4%)
Portugal                    (0.2%)
Singapore                   (2.8%)
Spain                       (3.4%)
Sweden                      (2.5%)
Switzerland                 (4.9%)
United Kingdom             (14.4%)
Other                       (8.5%)

   Of the amount shown above as "Other", a significant portion represents cash equivalents required under regulations to be held as collateral relating to investments in futures contracts.

TOP FIVE HOLDINGS

                                                   PERCENT OF
SECURITY                             COUNTRY       NET ASSETS
--------                             -------       ----------
Nippon Telephone & Telegraph Corp.   Japan            2.4%
Deutsche Telekom Ag                  Germany          2.1
Sony Corporation                     Japan            1.9
Nokia Oy                             Finland          1.9
Softbank Corp.                       Japan            1.6

TOP FIVE SECTORS

                              VALUE                   PERCENT OF
SECTOR                        (000)                   NET ASSETS
------                        -----                   ----------
Services                      $3,205                    26.0%
Finance                        2,723                    22.1
Consumer Goods                 1,992                    16.2
Capital Equipment              1,756                    14.3
Energy                           937                     7.6


PERFORMANCE COMPARED TO THE MORGAN
STANLEY CAPITAL INTERNATIONAL (MSCI)
EAFE INDEX(1)
-----------------------------------------------------------

                           TOTAL RETURNS(2)
                           ----------------
                                YTD(3)
                           ----------------
PORTFOLIO...............        17.74%
INDEX ..................        16.99

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

3. Commenced operations on September 20, 1999.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

COMPARISON OF THE CHANGE IN VALUE OF A
$10,000 INVESTMENT

[GRAPH]

                                                  9/20/99*           12/31/99
                                                  --------           --------
Active International Allocation Fund Portfolio    $10,000            $11,774
MSCI EAFE Index                                   $10,000            $11,699

* Commencement of operations


In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISKS CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

The Active International Allocation Portfolio invests in international equity markets, with emphasis placed upon countries and sectors, rather that stock selection. This approach reflects our belief that a diversified selection of securities representing exposure to countries and sectors that we find attractive, provides an effective way to maximize the return potential and minimize the risk associated with international investing.

For the period from inception on September 20, 1999 through December 31, 1999, the Portfolio had a total return of 17.74% compared to 16.99% for the Morgan Stanley Capital International (MSCI) EAFE Index (the"Index").

Equity markets around the world ended the decade on adrenaline, surging in the last few weeks of the year to bring the annual Index return to 26.96%. At long last we can say that international markets outperformed the almighty U.S. (21.04% in 1999); a trend we expect to continue for the next few years.

The Portfolio gained a little ground on the Index in the fourth quarter. We went into the long awaited Y2K period fully invested - putting virtually all cash to work very close to the market bottom in mid-October.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

                        ACTIVE INTERNATIONAL ALLOCATION

                           INVESTMENT OVERVIEW (CONT.)

We eliminated cash by increasing positions in Germany, getting to benchmark weight in Finland (dominated by Nokia) and further increasing the Japanese technology tilt.

It was a year in which being aggressive and speculative was rewarded; imagination proving a better investment tool than valuation and historic equity relationships with interest rates. The first few days of the new millennium have shown us the potential gravitational strength of these old relationships, but it is still too early to come to any firm conclusions. We are closely watching (and feeling) economic and market developments, as we examine our fully invested positions, particularly our weights in the high beta, "communication/information" sectors. There is no question about the transforming power of the internet; the issue is which market segments will profit from it, and to what extent the future has been excessively discounted. The sharp break here early in the new year demonstrates how fragile psychology really is.

In Europe we continue to hold our tilt into European real estate. European real estate companies are selling at about a 20% discount to the private market value of their underlying properties across most of Europe. Our experts believe European real estate is about three to five years behind the cycle in the U.S with a good chance of a strong performance burst as economies recover. In the meantime, European real estate stocks have shown strong defensive characteristics in weak market periods.

Turning to the broader international universe, we continue to believe the major regional markets are supported by moderate economic growth and reform-driven increases in capital returns. Japan is still early in a secular bull market cycle, Asia is using the economic upswing to follow through on cost cutting and reforms, and Europe, though vulnerable to high valuation levels and a tight correlation to the U.S., should benefit from accelerating economic growth and supply side reforms. We believe that global inflation, with the exception of the U.S., is benign. Cyclical pressures - in the likes of Europe - should be offset by fierce global competition and positive structural change.

In Germany, recent proposals to sharply cut capital gains taxes represent a crossing of the Rubicon. Our experts believe that the elimination of capital gains taxes on domestic share divestitures will unleash a massive corporate restructuring in this largest of European economies, increasing capital efficiencies in Germany and sending competitive shock waves across the Continent. The fact that these proposals came from the SPD Party which eighteen months ago proposed marking all corporate assets to market for immediate tax assessments illustrates the extent of cultural leadership change.

Similarly, the very negative local press resulting from the recent disclosure of illegal funding for Germany's CDU Party (former Chancellor Kohl's party) should help to expose and weaken the unhealthy post-World War II based relationships between German politicians and companies, banks and utilities. This, like the unwinding of Japanese ties between government ministries and the kieretsu, is important to the continuation of the process of privatization and deregulation. Only through dynamic reform, can Europe's economy finally enjoy a long cycle of strong growth and low inflation. We believe this change is occurring and at an accelerating pace.

In Japan, we believe that growth could actually surprise sharply on the upside. While it is still a long shot - growth in 2000 could be closer to 3%
- versus current consensus of less than 1.0%. Unemployment looks as if it has bottomed, unit labor costs continue to plummet, and we are encouraged by Japan's rapid adoption of technology. Although we, like many others, were discouraged by the pre-Christmas announcement postponing the limitation of government guarantees on all bank deposits - we have not yet lost faith in Japan's will to change - at all levels of society.

In sum, we continue to believe that the U.S. is the linchpin for global markets. If the U.S. is range-bound or moves moderately in either direction we believe Europe, Japan and Pacific ex-Japan can trade based on rising economic growth, continued corporate and government restructuring, and improved earnings. While we are encouraged by the evident lack of strong inflation in the U.S, we believe Alan Greenspan has made it clear that he will not tolerate rising wage pressures. We continue to nervously watch the Fed; anxious that they tap on the brakes without causing global reverberations.

January 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999

                                                                           VALUE
    SHARES                                                                 (000)
---------------------------------------------------------------------------------
COMMON STOCKS (91.1%)
  AUSTRALIA (1.3%)
               467    Amcor Ltd. ......................................  $     2
               682    AMP Ltd. ........................................        7
               272    Australian Gas Light Co., Ltd.  .................        2
               157    Brambles Industries Ltd. ........................        4
             1,073    Broken Hill Proprietary Co., Ltd. ...............       14
               446    Coca-Cola Amatil Ltd. ...........................        1
               798    Coles Myer Ltd. .................................        4
               572    Colonial Ltd. ...................................        2
                76    CSL Ltd. ........................................        1
                88    F.H. Faulding & Co., Ltd. .......................        1
             1,270    Fosters Brewing Group Ltd. ......................        4
               970    General Property Trust...........................        2
               160    Gio Australia Holdings Ltd. .....................       --@
               852    Goodman Fielder Ltd. ............................        1
               196    Leighton Holdings Ltd. ..........................        1
               379    Lend Lease Corp., Ltd. ..........................        5
               256    Mayne Nickless Ltd. .............................        1
               972    National Australia Bank Ltd. ....................       15
             1,347    News Corp., Ltd. ................................       13
             1,329    Normandy Mining Ltd. ............................        1
               449    North Ltd. ......................................        1
               130    Orica Ltd. ......................................        1
               771    Pacific Dunlop Ltd. .............................        1
               284    QBE Insurance Group Ltd. ........................        1
               121    Rio Tinto Ltd. ..................................        3
               433    Santos Ltd. .....................................        1
               282    Schroders Property Fund..........................       --@
               451    Southcorp Ltd. ..................................        2
               226    Stockland Trust Group............................       --@
               227    Suncorp-Metway Ltd. .............................        1
               234    TABCORP Holdings Ltd. ...........................        2
             9,266    Telstra Corp., Ltd. .............................       50
               134    Wesfarmers Ltd. .................................        1
               921    Westfield Trust..................................        2
             1,304    Westpac Banking Corp., Ltd. .....................        9
             1,193    WMC Ltd. ........................................        7
               815    Woolworths Ltd. .................................        3
                                                                          ------
                                                                             166
                                                                          ------
  FINLAND (2.7%)
              100   Instrumentarium Oyj................................        3
              100   Kesko Oyj..........................................        1
            1,000   Merita pk, Class A.................................        6
              100   Metra Oyj, Class B.................................        2
              200   Metso Oyj..........................................        3
            1,300   Nokia Oyj..........................................      236
              177   Outokumpa Oyj......................................        3
              200   Raisio Group plc...................................        1
                9   Rautaruukki Oyj....................................       --@
             (a)9   Sanitec Ltd. Oyj...................................       --@
              869   Sonera Oyj.........................................       60
              100   Tietoenator Oyj....................................        6
              300   UPM-Kymmene Oyj....................................       12

                                                                           VALUE
    SHARES                                                                 (000)
---------------------------------------------------------------------------------
              100   Vakuutusyhtio Sampo Oyj, Class A...................   $    3
                                                                          ------
                                                                             336
                                                                          ------
  FRANCE (8.9%)
             205   Accor S.A. ..........................................      10
             177   Air Liquide..........................................      30
             210   Alcatel Alsthom......................................      48
             734   Aventis S.A. ........................................      43
             365   Axa..................................................      51
             362   Banque Nationale de Paris............................      33
              84   BIC Corp. ...........................................       4
              38   Bouygues.............................................      24
             139   Canal Plus...........................................      20
              90   Cap Gemini Sogeti....................................      23
             333   Carrefour S.A. ......................................      62
             105   Cie de Saint Gobain..................................      20
             168   Compagnie Generale des Establissements
                     Michelin, Class B..................................       7
              50   Eridania Beghin-Say S.A. ............................       5
              96   Etablissements Economiques du Casion Guichard .......      11
           1,220   France Telecom S.A. .................................     162
              70   Gecina...............................................       8
              81   Groupe Danone........................................      19
             170   Immeubles de France..................................       3
              50   Klepierre............................................       5
              72   L'Oreal S.A. ........................................      58
             175   Lagardere S.C.A. ....................................      10
             101   LVMH (Louis Vuitton Moet Hennessy)...................      45
              69   Pechiney S.A. .......................................       5
             102   Pernod-Ricard S.A. ..................................       6
              33   Peugeot S.A. ........................................       8
             139   Pinault-Printemps-Redoute S.A. ......................      37
          (a)756   Sanofi-Synthelabo S.A. ..............................      32
             186   Schneider S.A. ......................................      15
              20   Silic................................................       3
              80   Simco S.A. ..........................................       6
              40   Societe Fonciere Lyonnaise...........................       5
             116   Societe Generale.....................................      27
              36   Sodexho Alliance.....................................       6
          (a)275   STMicroelectronics N.V. .............................      42
             155   Suez Lyonnaise des Eaux S.A. ........................      25
             188   Thomson CSF..........................................       6
             774   Total Fina S.A., Class B.............................     103
              50   Unibail..............................................       6
             218   Usinor Sacilor.......................................       4
             108   Valeo S.A. ..........................................       8
             602   Vivendi..............................................      54
                                                                          ------
                                                                           1,099
                                                                          ------
  GERMANY (9.7%)
             350   Allianze AG..........................................     118
             400   BASF AG..............................................      21
             400   Bayer AG.............................................      19
             600   Bayerische Verinsbank AG.............................      41

      The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 1999

                                                                           VALUE
    SHARES                                                                 (000)
---------------------------------------------------------------------------------
                                                                           Value
  GERMANY  (CONT.)
             250   Beiersdorf AG......................................     $  17
             200   Continental AG.....................................         4
             700   DaimlerChrysler AG.................................        55
             800   Deutsche Bank AG...................................        68
           3,600   Deutsche Telekom AG................................       254
             150   Douglas Holding AG.................................         6
             600   Dresdner Bank AG...................................        33
             100   Fresenius Medical Care AG..........................         8
             100   Gehe AG............................................         4
              90   IVG Holding AG.....................................         1
             150   Linde AG...........................................         8
             200   MAN AG.............................................         8
             690   Mannesmann AG......................................       167
             400   Metro AG...........................................        22
             250   Muechener Rueck AG (Registered)....................        64
          (a)200   Preussag AG........................................        11
             700   RWE AG.............................................        28
             100   SAP AG.............................................        49
             800   Siemens AG.........................................       102
          (a)400   Thyssen Krupp AG...................................        12
             750   VEBA AG............................................        37
           1,100   Viag AG............................................        21
             250   Volkswagen AG......................................        14
                                                                          ------
                                                                           1,192
                                                                          ------
  HONG KONG (3.6%)
           3,000   Bank of East Asia Ltd. ............................         8
           5,000   Cheung Kong Holdings Ltd. .........................        64
           4,500   CLP Holdings Ltd. .................................        21
           3,800   Hang Seng Bank Ltd. ...............................        43
          10,000   Hong Kong & China Gas Co., Ltd. ...................        14
          19,026   Hong Kong Telecommunications Ltd. .................        55
           8,000   Hutchison Whampoa Ltd. ............................       116
           2,000   Johnson Electric Holdings Ltd. ....................        13
           4,000   New World Development Co., Ltd. ...................         9
           2,000   Shangri-La Asia Ltd. ..............................         2
          12,148   Sino Land Co. .....................................         7
           4,000   South China Morning Post Holdings Ltd. ............         3
           5,000   Sun Hung Kai Properties Ltd. ......................        52
           3,000   Swire Pacific Ltd., Class A........................        18
           1,000   Television Broadcasts Ltd. ........................         7
           5,000   Wharf Holdings Ltd. ...............................        12
                                                                          ------
                                                                             444
                                                                          ------
  ITALY (4.4%)
           1,920   Assicurazioni Generali S.p.A. .....................        63
             294   Autogrill S.p.A. ..................................         4
             500   Banca Popolare di Milano...........................         4
           5,613   Banco Ambrosiano Veneto S.p.A. ....................        23
           6,089   Banco di Roma......................................         8
           2,500   Benetton Group S.p.A. .............................         6
        (a)1,750   Beni Stabili S.p.A. ...............................         1
           7,000   Credito Italiano S.p.A. ...........................        34
           1,000   Danieli & Co., S.p.A. .............................         6

                                                                           VALUE
    SHARES                                                                 (000)
---------------------------------------------------------------------------------
        (a)8,580   Enel S.p.A. .......................................     $  36
          11,000   ENI S.p.A. ........................................        61
             261   Fiat S.p.A. .......................................         7
           1,000   Italgas S.p.A. ....................................         4
           1,500   Mediaset S.p.A. ...................................        23
             750   Mediobanca S.p.A. .................................         8
           5,000   Montedison S.p.A. .................................         8
        (a)4,105   Olivetti S.p.A. ...................................        12
           4,000   Pirelli S.p.A. ....................................        11
             750   R.A.S. S.p.A. .....................................         8
           1,750   San Paolo-IMI S.p.A. ..............................        24
          10,138   Telecom Italia Mobile S.p.A. ......................       113
           2,410   Telecom Italia Mobile S.p.A. (RNC).................        11
           4,412   Telecom Italia S.p.A. .............................        62
           1,000   Telecom Italia S.p.A. Di Risp (NCS)................         6
                                                                          ------
                                                                             543
                                                                          ------
  JAPAN (27.9%)
             200   Acom Co., Ltd. ....................................        20
             200   Advantest Corp. ...................................        53
           2,000   Ajinomoto Co., Inc. ...............................        21
           4,000   Asahi Bank Ltd. ...................................        25
           1,000   Asahi Breweries Ltd. ..............................        11
           2,000   Asahi Chemical Industry Co., Ltd. .................        10
           4,000   Asahi Glass Co., Ltd. .............................        31
           8,000   Bank of Tokyo-Mitsubishi Ltd. .....................       111
             100   Benesse Corp. .....................................        24
           1,000   Bridgestone Corp. .................................        22
           1,000   Canon, Inc. .......................................        40
               4   Central Japan Railway Co. .........................        25
           1,000   Dai Nippon Printing Co., Ltd. .....................        16
           2,000   Daiwa House Industry Co., Ltd. ....................        15
           2,000   Daiwan Securities Co., Ltd. .......................        31
               9   East Japan Railway Co. ............................        48
             900   Fanuc Ltd. ........................................       114
           6,000   Fuji Bank..........................................        58
           1,000   Fuji Photo Film Ltd. ..............................        36
           3,000   Fujitsu Ltd. ......................................       137
           4,000   Hitachi Ltd. ......................................        64
           1,000   Honda Motor Co., Ltd. .............................        37
           8,000   Industrial Bank of Japan...........................        77
           1,000   Ito- Yokado Co., Ltd. .............................       109
           1,000   Jusco Co., Ltd. ...................................        17
          (a)100   Kadokawa Shoten Publishing Co., Ltd. ..............        34
          12,000   Kajima Corp. ......................................        36
           1,900   Kansai Electric Power Co., Ltd. ...................        33
           1,000   Kao Corp. .........................................        28
          12,000   Kinki Nippon Railway Co., Ltd. ....................        48
           3,000   Kirin Brewery Co., Ltd. ...........................        32
             300   Kyocera Corp. .....................................        78
           1,000   Marui Co., Ltd. ...................................        15
           3,000   Matsushita Electric Industrial Co., Ltd. ..........        83
           2,000   Mitsubishi Chemical Corp. .........................         7
           3,000   Mitsubishi Electric Corp. .........................        19
           3,000   Mitsubishi Estate Co., Ltd. .......................        29


      The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 1999

                                                                           VALUE
    SHARES                                                                 (000)
---------------------------------------------------------------------------------
  JAPAN  (CONT.)
          11,000   Mitsubishi Heavy Industries Ltd. .................      $  37
           2,000   Mitsubishi Trust & Banking Co. ...................         18
           2,000   NEC Corp. ........................................         48
           4,000   New Oji Paper Co., Ltd. ..........................         24
             200   Nintendo Corp., Ltd. .............................         33
           1,000   Nippon Denso Co., Ltd. ...........................         24
           4,000   Nippon Express Co, Ltd. ..........................         22
           4,000   Nippon Oil Co., Ltd. .............................         18
          11,000   Nippon Steel Co. .................................         26
              17   Nippon Telegraph & Telephone Corp. (NTT)..........        291
           2,000   Nissan Motor Co., Ltd. ...........................          8
           2,000   Nomura Securities Co., Ltd. ......................         36
           4,000   Osaka Gas Co., Ltd. ..............................         10
             200   Promise Co., Ltd. ................................         10
             200   Rohm Co., Ltd. ...................................         82
           9,000   Sakura Bank Ltd. .................................         52
           1,000   Sankyo Co., Ltd. .................................         21
           4,000   Sanyo Electric Co., Ltd. .........................         16
           2,000   Sekisui House Co., Ltd. ..........................         18
           2,000   Sharp Corp. ......................................         51
             200   Softbank Corp. ...................................        191
             800   Sony Corp. .......................................        237
           4,000   Sumitomo Bank.....................................         55
           3,000   Sumitomo Chemical Co., Ltd. ......................         14
           3,000   Sumitomo Electric Industries......................         35
           1,000   Taisho Pharmaceutical Co., Ltd. ..................         29
           1,000   Takeda Chemical Industries........................         49
             200   Takefuji Corp. ...................................         25
             100   Toho Co. .........................................         15
           2,900   Tohoku Electric Power Co., Ltd. ..................         43
           4,000   Tokai Bank Ltd. ..................................         25
           1,000   Tokio Marine & Fire Insurance Co., Ltd. ..........         12
           2,500   Tokyo Electric Power Co., Ltd. ...................         67
           1,000   Toray Industries, Inc. ...........................          4
           6,000   Toshiba Corp. ....................................         46
           3,000   Toyota Motor Corp. ...............................        145
                                                                          ------
                                                                           3,431
                                                                          ------
  NETHERLANDS (4.4%)
           1,592   ABN Amro Holdings N.V. ...........................         40
             675   Aegon N.V. .......................................         65
             187   Akzo Nobel N.V. ..................................          9
              89   Buhrmann N.V. ....................................          1
             733   Elsevier N.V. ....................................          9
              50   Getronics N.V. ...................................          4
             118   Hagemeyer N.V. ...................................          3
             349   Heineken N.V. ....................................         17
           1,048   ING Groep N.V. ...................................         63
             697   Koninklijke Ahold N.V. ...........................         21
             489   Koninklijke KPN N.V. .............................         48
              96   Oce N.V. .........................................          2
             366   Philips Electronics N.V. .........................         50
          (a)100   Rodamco Continental Europe N.V. ..................          4
           2,361   Royal Dutch Petroleum Co. ........................        145

                                                                           VALUE
    SHARES                                                                 (000)
---------------------------------------------------------------------------------
             528   TNT Post Group N.V. ..............................        $15
          (a)440   Uni-Invest N.V. ..................................          6
             634   Unilever N.V. ....................................         35
             109   Vedior N.V. ......................................          1
             306   Wolters Kluwer N.V. ..............................         10
                                                                          ------
                                                                             548
                                                                          ------
  NORWAY (0.0%)
              10   Steen & Strom Invest ASA..........................         --@
                                                                          ------
  PORTUGAL (0.2%)
           1,852   Portugal Telecom S.A. ............................         20
                                                                          ------
  SINGAPORE (2.8%)
           2,000   City Developments Ltd. ...........................         12
             350   Creative Technology Ltd. .........................          6
           1,000   Cycle & Carriage Ltd. ............................          3
        (a)5,000   DBS Group Holdings Ltd. ..........................         82
           5,000   DBS Land Ltd. ....................................         10
           1,000   First Capital Corp., Ltd. ........................          1
           1,000   Fraser & Neave Ltd. ..............................          4
           3,000   Hotel Properties Ltd. ............................          3
           3,000   Keppel Corp., Ltd. ...............................          8
           2,000   NatSteel Ltd. ....................................          4
           2,000   Neptune Orient Lines Ltd. (Foreign)...............          3
           4,200   Oversea-Chinese Banking Corp. ....................         39
           2,000   Parkway Holdings Ltd. ............................          4
           7,000   Sembcorp Industries Ltd. .........................          9
           4,000   Singapore Airlines Ltd. (Foreign).................         45
           1,000   Singapore Press Holdings Ltd. ....................         22
          11,000   Singapore Technologies Engineering Ltd. ..........         17
          16,900   Singapore Telecommunications Ltd. ................         35
           6,000   United Industrial Corp., Ltd. ....................          3
           3,168   United Overseas Bank Ltd. (Foreign)...............         28
           2,000   United Overseas Land Ltd. ........................          2
           1,000   Venture Manufacturing (Singapore) Ltd. ...........         11
                                                                          ------
                                                                             351
                                                                          ------
  SPAIN (3.4%)
             100   Acerinox S.A. ....................................          4
             137   ACS, Actividades de Construccion y Servicios, S.A.          3
          (a)265   Aguas de Barcelona................................          4
          (a)209   Altadis (ex Tabacalera S.A.)......................          3
             777   Argentaria........................................         18
             464   Autopistas Concesionaria Espanola.................          4
             139   Azucarere Ebro Agricolas..........................          2
           3,148   Banco Bilbao Vizcaya (Registered).................         45
           5,623   Banco Santander S.A. .............................         64
             141   Corporacion Financiera Alba.......................          5
             105   Corporacion Mapfre................................          2
        (a)1,628   Endesa............................................         32
          (a)182   Fomento de Construcciones Y Contratas.............          4
             671   Gas Natural SDG...................................         15
             292   Grupo Dragados S.A. ..............................          3
           1,337   Iberdrola.........................................         19
          (a)100   Inmobiliaria Urbis S.A. ..........................         --@


      The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 1999

                                                                           VALUE
    SHARES                                                                 (000)
---------------------------------------------------------------------------------
  SPAIN  (CONT.)
             439   Metrovacesa S.A. .................................         $8
             250   Prima Inmobiliaria S.A. ..........................          2
           1,912   Repsol............................................         44
             275   Tabacalera........................................          4
        (a)4,382   Telefonica........................................        110
          (a)700   Telepizza.........................................          3
             385   Union Electrica Fenosa............................          7
           1,039   Vallehermoso......................................          7
              89   Viscofan Envolturas Celulosicas S.A. .............          1
                                                                          ------
                                                                             413
                                                                          ------
  SWEDEN (2.5%)
             100   Atlas Copco AB, Class A...........................          3
             100   Atlas Copco AB, Class B...........................          3
             350   Castellum AB......................................          3
             430   Diligentia AB.....................................          4
             800   Drott AB, Class B.................................          9
             300   Electrolux AB, Series B...........................          8
           2,100   Ericsson LM, Class B..............................        135
             220   Fastighets AB Tornet..............................          3
             900   Hennes & Mauritz AB, Class B......................         30
          (a)100   Netcom Systems AB, Class B........................          7
             100   OM Gruppen AB.....................................          2
             100   S.K.F. AB, Class B................................          2
             200   Samdvol AB, Class A...............................          6
             100   Sandvik AB, Class B...............................          3
             300   SCA AB, Class B...................................          9
             400   Securitas AB, Class B.............................          7
             600   Skandia Forsakrings AB............................         18
             700   Skandinaviska Enskilda Banken, Class A............          7
             100   Skanska AB, Class B...............................          4
             600   Sparbanken Sverige AB, Class A....................          9
             700   Svenska Handelsbanken AB, Class A.................          9
             100   Svenskt Stal AB (SSAB), Series A..................          2
             200   Trelleborg AB, Class B............................          2
             100   Volvo AB, Class...................................          3
             300   Volvo AB, Class B.................................          8
             100   WM - Data AB, Class B.............................          6
                                                                          ------
                                                                             302
                                                                          ------
  SWITZERLAND (4.9%)
          (a)300   ABB Ltd. .........................................         37
              20   Adecco............................................         16
             300   CS Holdings AG (Registered).......................         60
              10   Holderbank Financiere Glarus AG, Class B (Bearer).         14
              45   Nestle (Registered)...............................         82
              70   Novartis AG (Registered)..........................        103
               2   Roche Holding AG (Bearer).........................         33
               8   Roche Holding AG (Registered).....................         95
              10   Sulzer AG (Registered)............................          6
              15   Swiss Reinsurance (Registered)....................         31
              70   Swisscom AG (Registered)..........................         28
              10   The Swatch Group AG...............................         11

                                                                           VALUE
    SHARES                                                                 (000)
---------------------------------------------------------------------------------
             230   UBS AG (Registered)...............................        $62
              50   Zurich Allied AG..................................         28
                                                                          ------
                                                                             606
                                                                          ------
  UNITED KINGDOM (14.4%)
             466   3i Group plc......................................          8
           1,369   Abbey National plc................................         22
           1,217   Allied Zurich plc.................................         14
             526   Amvescap plc......................................          6
          (a)148   ARM Holdings plc..................................         10
           1,470   Barclays plc......................................         42
             914   Bass plc..........................................         11
        (a)3,596   BG Group plc......................................         23
           1,056   Boots Co. plc.....................................         10
          17,434   BP Amoco plc......................................        175
           3,757   British Aerospace Plc.............................         25
           1,441   British Airport Authority.........................         10
           1,953   British American Tobacco plc......................         11
           4,900   British Land Co. plc..............................         32
           1,680   British Sky Broadcasting plc......................         27
           7,693   British Telecommunications plc....................        188
           2,340   Burford Holdings plc..............................          4
           2,243   Cadbury Schweppes plc.............................         14
             534   Canary Wharf Finance plc..........................          3
             161   Capita Group plc..................................          3
           4,497   Centrica plc......................................         13
           1,288   Commercial Union plc..............................         21
           3,664   Diageo plc........................................         29
             341   Dixons Group plc..................................          8
             200   Frogmore Estates plc..............................          2
           2,015   GKN plc...........................................         32
           3,088   Glaxo Wellcome plc................................         87
           1,808   Granada Group plc.................................         18
           1,090   Grantchesters Holdings plc........................          3
           2,080   Great Portland Estates plc........................          6
             989   Great Universal Stores plc........................          6
           2,207   Halifax plc.......................................         24
           1,640   Hammerson plc.....................................         11
             694   Hays plc..........................................         11
           7,223   HSBC Holdings plc.................................        101
             986   Imperial Chemical Industries plc..................         10
           4,414   Invensys plc......................................         24
           1,461   Kingfisher plc....................................         16
           4,119   Land Securities plc...............................         46
           4,837   Legal & General Group plc.........................         13
           5,601   Lloyds TSB Group plc..............................         70
             310   Logica plc........................................          8
           3,230   Marconi plc.......................................         57
           2,755   Marks & Spencer plc...............................         13
           1,870   MEPC plc..........................................         14
           1,673   National Power plc................................         10
             498   Nycomed Amersham plc..............................          3
             780   Peninsular & Oriental Steam Navigation............         13
           2,259   Prudential Corp. plc..............................         45
              60   Psion plc.........................................          3

      The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 1999

                                                                           VALUE
    SHARES                                                                 (000)
---------------------------------------------------------------------------------
  UNITED KINGDOM  (CONT.)
          (a)300   Quintain Estates & Development plc................     $  1
             536   Railtrack Group plc...............................        9
           1,341   Reed International plc............................       10
           2,753   Rentokil Initial plc..............................       10
           1,271   Reuters Group plc.................................       17
             539   Rio Tinto plc.....................................       13
           2,424   Sainsbury (J) plc.................................       14
             361   SEMA Group plc....................................        7
           2,310   Slough Estates plc................................       13
             876   Smith & Nephew plc................................        3
           4,753   SmithKline Beecham plc............................       61
          (a)700   TBI plc...........................................        1
           4,172   Tesco plc.........................................       13
             950   The Sage Group plc................................       12
           3,088   Unilever plc......................................       23
          26,010   Vodafone Group plc................................      129
           1,470   Wates City of London Properties plc...............        2
             601   WPP Group plc.....................................       10
           1,579   Zeneca Group plc..................................       66
                                                                         ------
                                                                         1,769
                                                                         ------
TOTAL COMMON STOCKS (COST $9,591)...................................    11,220
                                                                         ------
PREFERRED STOCKS (0.4%)
  AUSTRALIA (0.1%)
           1,194   News Corp., Ltd. ................................        10
                                                                         ------
  GERMANY (0.3%)
              50   S.A.P. AG-Vorzug.................................        31
             100   Volkswagen AG....................................         3
                                                                         ------
                                                                            34
                                                                         ------
TOTAL PREFERRED STOCKS (COST $33)...................................        44
                                                                         ------
 No. of Warrants
-----------------
WARRANTS (0.0%)
  ITALY (0.0%)
  (a)416   Banca Intesa, expiring 11/15/02 (COST $0)................        1
                                                                        ------
TOTAL FOREIGN SECURITIES (91.5%) (COST $9,624)......................   11,265
                                                                        ------

  FACE AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENTS (3.2%)
  REPURCHASE AGREEMENT (3.2%)
     $ 401           Chase Securities, Inc., 2.60%,
                     dated 12/31/99, due 1/3/00, to be
                     repurchased at $401, collateralized by
                     U.S. Treasury Notes, 6.125%, due 12/31/01,
                     valued at $414 (COST $401)....................       401
                                                                        ------
FOREIGN CURRENCY (0.1%)
GBP       9          British Pound (COST $14)......................         14
                                                                        ------

                                                                          AMOUNT
                                                                           (000)
---------------------------------------------------------------------------------

TOTAL INVESTMENTS (94.8%) (COST $10,039).........................     $  11,680
                                                                          ------
OTHER ASSETS (5.8%)
  Cash..................................          $ 531
  Receivable for Variation on Futures
    Contracts...........................             52
  Due from Broker.......................             49
  Receivable for Investments Sold.......             47
  Due from Adviser......................             21
  Dividends Receivable..................              9                      709
                                             ------------
LIABILITIES (-0.6%)
  Professional Fees Payable.............            (18)
  Payable for Investments Purchased.....            (14)
  Net Unrealized Loss on Foreign
    Currency Exchange Contracts.........             (9)
  Custodian Fees Payable................             (5)
  Administrative Fees Payable...........             (4)
  Other Liabilities.....................            (23)                     (73)
                                             ------------              ----------
NET ASSETS (100%)................................................       $ 12,316
                                                                       ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 1,049,464 outstanding $0.001 par value
    shares (authorized 500,000,000 shares)......................        $  11.74
                                                                       ==========
NET ASSETS CONSIST OF:
Paid in Capital.................................................        $ 10,540
Distributions in Excess of Net Investment Income................              (1)
Accumulated Net Realized Gain...................................              94
Unrealized Appreciation on Investments, Futures and
  Foreign Currency Translations.................................           1,683
                                                                       ----------
NET ASSETS......................................................        $ 12,316
                                                                       ==========

FOREIGN CURRENCY EXCHANGE INFORMATION:
Under the terms of foreign currency exchange contracts open at December 31, 1999, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

    CURRENCY                                                          NET
       TO                               IN EXCHANGE                UNREALIZED
    DELIVER       VALUE   SETTLEMENT        FOR          VALUE    GAIN (LOSS)
      (000)       (000)     DATE           (000)         (000)       (000)
  ----------    -------  ------------  -------------   --------  --------------

 EUR       3    $    3     3/10/00       U.S.$     3     $    3       $ --
 JPY  25,716       245     3/17/00       U.S.$   254        254         (9)
 JPY  28,828       283     3/17/00       U.S.$   285        285         (2)
 U.S.$   385       385     3/10/00       EUR     380        385         --
 U.S.$   106       106     3/17/00       JPY  10,674        105          1
 U.S.$   103       103     3/17/00       JPY  10,377        102          1
                ------                                   ------        ---
                $1,125                                   $1,134        $(9)
                ======                                   ======        ===


  The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                         STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 1999


------------------------------------------------------------
(a) -- Non-income producing security
 @  -- Value is less than $500.
EUR -- Euro
JPY -- Japanese Yen
NCS -- Non Convertible Shares
RNC -- Non Convertible Savings Shares
------------------------------------------------------------
FUTURES CONTRACTS:
At December 31, 1999, the following futures contracts were open:

                            NOTIONAL                     UNREALIZED
              NUMBER OF      VALUE       EXPIRATION     APPRECIATION
              CONTRACTS      (000)         DATE             (000)
             -----------   ----------  -------------  --------------
CAC 40 Index     2          $  112       3/31/00            $  9
DAX Index        1             156       3/17/00              21
IBEX Plus        1             115       1/21/00               4
Nikkei           4             118       3/09/00               7
Topix            1             156       3/09/00              11
                                                            ----
                                                            $ 52
                                                            ====

------------------------------------------------------------

  SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION


                                       MARKET
                                       VALUE          % OF NET
SECTOR DIVERSIFICATION                 (000)           ASSETS
-----------------------             -----------     ------------
Services                              $  3,205           26.0%
Finance                                  2,723           22.1
Consumer Goods                           1,992           16.2
Capital Equipment                        1,756           14.3
Energy                                     937            7.6
Materials                                  434            3.5
Multi Industry                             217            1.8
Gold Mines                                   1             --
                                      --------          -----
Total Foreign Securities              $ 11,265           91.5%
                                      ========          =====


  The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                              STATEMENT OF OPERATIONS
                                DECEMBER 31, 1999

                                                                                PERIOD FROM
                                                                     SEPTEMBER 20, 1999* TO
                                                                          DECEMBER 31, 1999
                                                                                      (000)
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                           $   36
  Dividends                                                                              27
  Less: Foreign Taxes Withheld                                                           (3)
                                                                                     ------
    Total Income                                                                         60
                                                                                     ------
EXPENSES:
  Investment Advisory Fees                                                               24
  Less: Fees Waived                                                                     (24)
                                                                                     ------
  Net Investment Advisory Fees                                                           --
  Shareholder Reports                                                                    22
  Professional Fees                                                                      20
  Administrative Fees                                                                     9
  Custodian Fees                                                                          5
  Expenses Reimbursed by Advisor                                                        (21)
                                                                                     ------
    Net Expenses                                                                         35
                                                                                     ------
NET INVESTMENT INCOME                                                                    25
                                                                                     ------
NET REALIZED GAIN ON:
  Investments Sold                                                                       95
  Foreign Currency Transactions                                                           5
                                                                                     -------
    Net Realized Gain                                                                   100
                                                                                     -------
CHANGE IN UNREALIZED APPRECIATION ON:
  Investments                                                                         1,631
  Foreign Currency Translations                                                          52
                                                                                     ------
    Change in Unrealized Appreciation                                                 1,683
                                                                                     ------
Net Realized Gain and Change in Unrealized Appreciation                               1,783
                                                                                     ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                 $1,808
                                                                                     ------
                                                                                     ------
--------------------------------------------------------------------------------------------



                     STATEMENT OF CHANGES IN NET ASSETS

                                                                                 PERIOD FROM
                                                                      SEPTEMBER 20, 1999* TO
                                                                           DECEMBER 31, 1999
                                                                                       (000)
---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                              $   25
  Net Realized Gain                                                                     100
  Change in Unrealized Appreciation/Depreciation                                      1,683
                                                                                     ------
  Net Increase in Net Assets Resulting from Operations                                1,808
                                                                                     ------
DISTRIBUTIONS
  Net Investment Income                                                                 (25)
  In Excess of Net Investment Income                                                     (7)
                                                                                     -------
  Total Distributions                                                                   (32)
                                                                                     -------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                         10,628
  Redeemed                                                                              (88)
                                                                                     -------
  Net Increase in Net Assets Resulting from Capital Share Transactions               10,540
                                                                                     -------
  Total Increase in Net Assets                                                       12,316
                                                                                     -------
NET ASSETS:
  Beginning of the Period                                                                --
                                                                                     -------
  End of Period (Including distributions in excess of net
    investment income of $(1))                                                       $12,316
                                                                                     -------
                                                                                     -------
---------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                  1,058
    Shares Redeemed                                                                       (9)
                                                                                     -------
    Net Increase in Capital Shares Outstanding                                         1,049
                                                                                     -------
                                                                                     -------
---------------------------------------------------------------------------------------------
* Commencement of Operations



  The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                    ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

                             FINANCIAL HIGHLIGHTS

                                                                              PERIOD FROM
                                                                      SEPTEMBER 20, 1999*
                                                                     TO DECEMBER 31, 1999
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $ 10.00
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income                                                     0.02
   Net Realized and Unrealized Gain                                          1.75
                                                                            -------
     Total from Investment Operations                                        1.77
                                                                            -------
DISTRIBUTIONS
   Net Investment Income                                                    (0.03)
                                                                            -------
NET ASSET VALUE, END OF PERIOD                                            $ 11.74
                                                                            =======
TOTAL RETURN                                                                17.74%
                                                                            -------
                                                                            -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                         $12,316

Ratio of Expenses to Average Net Assets                                      1.15%**
Ratio of Net Investment Income to Average Net Assets                         0.82%**
Portfolio Turnover Rate                                                        19%
-----------------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                             $  0.04
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                            2.63%**
   Net Investment Loss to Average Net Assets                                (0.66%)**
-----------------------------------------------------------------------------------------
*  Commencement of operations
** Annualized


  The accompanying notes are an integral part of the financial statements.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999


Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1999, the Fund was comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Active International Allocation Portfolio. The Portfolio invests in international equity markets, with emphasis placed upon countries, rather that stock selection.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date, for which market quotations are readily available, are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service are determined without regard to bid or last sale prices, but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Certain Portfolios may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as these amounts are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

   - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

   - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued in the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends that may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities and foreign currency exchange contracts, the timing of the deductibility of certain foreign taxes and dividends received from real estate investment trusts.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income
(loss) per share in the Financial Highlights.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, ownership of shares is defined according to entries in the issuer's share register. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:


                                                FROM
                              FIRST             $500                MORE
                              $500           MILLION TO             THAN
PORTFOLIO                   MILLION          $1 BILLION          $1 BILLION
---------                   -------          ----------          ----------
Active International.....    0.80%              0.75%              0.70%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 1.15%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank ("Chase"), CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. CREDIT FACILITY: During December 1999, the Fund, along with an affiliated open-end fund (collectively the "Funds"), entered into a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50% which is borne by the respective borrowing Portfolio. For the year ended December 31, 1999, there were no amounts drawn down on the Facility.

F. OTHER: At December 31, 1999, cost and unrealized appreciation
(depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                 NET
    COST      APPRECIATION    DEPRECIATION   APPRECIATION
   (000)          (000)           (000)          (000)
----------    ------------    ------------   ------------
 $10,039        $2,018           $(377)         $1,641

For the year ended December 31, 1999, purchases and sales of investment securities for the Portfolio, other than long-term U.S. Government securities and short-term investments, were approximately $11,425,390 and $1,907,180, respectively. There were no purchases and sales of U.S. Government securities for the year ended December 31, 1999.

Net capital and currency losses incurred after October 31 and within the taxable year are deemed to arise on the first

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      NOTES TO FINANCIAL STATEMENTS (CONT.)
                               DECEMBER 31, 1999

business day of the Portfolio's next taxable year. For the year ended December 31, 1999, the Portfolio intends to defer to January 1, 2000 for U.S. Federal income tax purposes, post-October capital losses of $4,900.

At December 31, 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities.

From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on the Portfolio.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Universal Funds, Inc.--
Active International Allocation Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--Active International Allocation Portfolio (the "Portfolio") at December 31, 1999 and the results of its operations, the changes in its net assets and the financial highlights for the period September 20, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 11, 2000

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.


DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
   Managing Director, Morgan Stanley Dean Witter Investment
   Management Inc. and Morgan Stanley & Co. Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge
West Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

OFFICERS

Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

--------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com\institutional\investmentmanagement.

                             MONEY MARKET PORTFOLIO




                                 ANNUAL REPORT
                               DECEMBER 31, 1999

                             MONEY MARKET PORTFOLIO

                               INVESTMENT OVERVIEW

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
---------------------------------------------------------------------------
                                    [CHART]

Other                                  16.0%
U.S. Government & Agency Securities     8.2%
Certificates of Deposit                13.4%
Commercial Paper                       62.4%

TOP FIVE HOLDINGS
                                                              PERCENT OF
     SECURITY                      TYPE                       NET ASSETS
-----------------------     -----------------------           ----------
American Express Corp.      Commercial Paper                      3.8%
BMW U.S. Capital Corp.      Commercial Paper                      3.8
Bank of America NA          Certificates of Deposit               2.1
Chase Manhattan Bank CD     Certificates of Deposit               2.1
Fleet CD                    Certificates of Deposit               2.1




COMPARATIVE MONTHLY AVERAGE YIELDS
---------------------------------------------------------------------------
                                    [CHART]

                           IBC MONEY FUND
            PORTFOLIO      COMPARABLE YIELDS INDEX
JAN         3.85%          4.55%
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEP
OCT
NOV
DEC         5.34%          5.21%

TOP FIVE SECTORS

                              VALUE      PERCENT OF
         SECTOR               (000)      NET ASSETS
--------------------------    ------     ----------
Major Banks                   $9,000       9.6%
Finance - Consumer             8,965       9.6
U.S Government & Agency        7,639       8.2
   Securities
Finance - Automotive           7,474       8.0
Investment Bankers/Brokers/    6,947       7.5
   Services


CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. INVESTMENTS IN SHARES OF THE PORTFOLIOS ARE NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE YOUR MONEY BY INVESTING IN THIS PORTFOLIO. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Money Market Portfolio's investment objectives are to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments which have effective maturities of 397 days or less. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The annualized seven-day and thirty day yields for the Portfolio as of December 31, 1999 were 5.29% and 5.34%, respectively. As with all money market portfolios, the seven-day and thirty-day yields are not necessarily indicative of future performance.

Over the past year, economic growth remained robust as powerful consumer demand propelled sales of both new homes and motor vehicles to record highs. After real GDP increased, on average, by 3.8% during the first three quarters of the year, the economy displayed little evidence of slowing down in the fourth quarter. In fact, strong retail sales and industrial production figures released in December indicate that the U.S. economy retains a powerful head of steam heading into the new year. Primarily as a result of surging crude oil prices, broad price measures experienced slight upward pressure during 1999. Through November, the Consumer Price Index (CPI), on a year-over-year change basis, rose by 2.6% as compared to 1.6% for all of 1998. However, excluding food and energy, CPI was up only 2.1% during the same time span as compared to 2.4% for all of 1998.

In contrast to the period of rather stable short-term interest rates which prevailed during most of the first half of 1999, the period beginning in late June through the end of the year produced a pattern of rising money market yields. The Federal Open Market Committee (FOMC) raised its target rate for federal funds by 25 basis points on three occasions, reversing the three similar cuts made in the second half of 1998 to stabilize financial markets following Russia's currency and debt crisis. Throughout most of the past year, our primary strategy has consisted of barbelling the maturity structure of the Portfolio between

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

                          INVESTMENT OVERVIEW (CONT.)

securities that were due near upcoming FOMC meeting dates and longer-term maturities with yields that better reflected crossover year-end yield premiums.

On December 31, 1999, approximately 63% of the Portfolio was invested in high quality commercial paper, 8% in Federal agency obligations, 13% in overnight repurchase agreements, and 16% in short-term bank notes and negotiable certificates of deposit issued by financially strong commercial banks. At December 31, the Portfolio's weighted average maturity was 36 days and 95% of holdings were due to mature in less than three months. Therefore, we believe the Portfolio is well positioned for stability of principal with a very high degree of liquidity. We always try to operate the Portfolio in a conservative manner without the use of derivatives or funding agreements. As always, the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

Looking ahead, while we anticipate some moderation in the pace of economic activity during the year 2000, the current growth rate could remain stronger than the Federal Reserve believes desirable for the long run. As a result, future meetings of the FOMC could result in further upward adjustments for short-term interest rates. The Portfolio is well positioned to take advantage of money market yield levels which become available during the months ahead.

January 2000

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 1999

     FACE                                                                AMORTIZED
    AMOUNT                                                                  COST
     (000)                                                                  (000)
-----------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS (8.2%)
  US GOVERNMENT & AGENCY SECURITIES (8.2%)
    FEDERAL HOME LOAN BANK
             $  1,000   5.01%, 04/28/2000 ..............................    $ 1,000
                1,800   5.79%, 06/02/2000 ..............................      1,756
                1,420   5.80%, 04/24/2000 ..............................      1,394
    FEDERAL HOME LOAN MORTGAGE CORP.
                2,000   5.79%, 02/25/2000 ..............................      1,983
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
                1,548   5.80%, 06/15/2000 ..............................      1,506
                                                                         -----------
                                                                              7,639
                                                                         -----------
TOTAL U.S. GOVERNMENT & AGENCY SECURITIES (COST $7,639)                       7,639
                                                                         -----------
COMMERCIAL PAPER (62.4%)
  BANKING (5.3%)
                1,500   Bank of America Corp. 6.01%, 01/05/2000 ........      1,499
                1,500   JP Morgan & Co., Inc. 5.78%, 03/31/2000 ........      1,478
                2,000   JP Morgan & Co., Inc. 6.00%, 01/14/2000 ........      1,996
                                                                         -----------
                                                                              4,973
                                                                         -----------
  CONSUMER SUNDRIES (1.6%)
                1,500   Proctor & Gamble 5.90%, 01/11/2000 ............       1,498
                                                                         -----------
  DIVERSIFIED FINANCIAL SERVICES (5.3%)
                1,500   Associates First Capital Corp. 5.98%,
                          01/07/2000 ..................................       1,499
                1,500   General Electric Capital Corp. 5.80%,
                          03/02/2000 ..................................       1,485
                2,000   General Electric Capital Corp. 5.82%,
                          02/03/2000 ..................................       1,989
                                                                         -----------
                                                                              4,973
                                                                         -----------
  FINANCE -- AUTOMOTIVE (8.0%)
                3,500   BMW U.S. Capital Corp. 4.50%, 01/03/2000 .......      3,500
                2,000   Daimler Chrysler Corp. 5.94%, 03/13/2000 .......      1,976
                2,000   Ford Motor Credit Co. 5.91%, 01/06/2000 ........      1,998
                                                                         -----------
                                                                              7,474
                                                                         -----------
  FINANCE -- CONSUMER (9.6%)
                3,500   American Express Corp. 2.50%, 01/03/2000 ......       3,499
                1,500   New Center Asset Trust 5.75%, 02/11/2000 ......       1,490
                2,000   New Center Asset Trust 5.90%, 02/01/2000 ......       1,990
                2,000   Norwest Financial, Inc. 6.20%, 02/10/2000 .....       1,986
                                                                         -----------
                                                                              8,965
                                                                         -----------
  FINANCE -- CORPORATE (5.9%)
                2,000   Ciesco LP Corp. 5.85%, 01/28/2000 ..............      1,991
                1,500   Cit Group, Inc. 5.81%, 02/08/2000 ..............      1,491
                2,000   Cit Group, Inc. 6.00%, 01/04/2000 ..............      1,999
                                                                         -----------
                                                                              5,481
                                                                         -----------
  INSURANCE (7.5%)
                2,000   American General Corp. 5.91%, 03/08/2000 ......       1,978
                1,500   American General Corp. 5.98%, 03/16/2000 ......       1,481
                1,500   Met Life Funding 5.84%, 01/24/2000 ............       1,494
                2,000   Met Life Funding 5.87%, 01/25/2000 ............       1,993
                                                                          ----------
                                                                              6,946
                                                                          ----------
     FACE                                                                AMORTIZED
    AMOUNT                                                                  COST
     (000)                                                                  (000)
---------------------------------------------------------------------------------------------------------
  INTEGRATED OIL COMPANIES (3.2%)
                1,000   Exxon Corp. 6.15%, 01/04/2000 .................         999
                2,000   Texaco, Inc. 5.97%, 01/12/2000 ................       1,997
                                                                         -----------
                                                                              2,996
                                                                         -----------
  INTERNATIONAL BANKS (3.7%)
                2,000   Barclay's U.S. Funding Corp. 5.71%,
                          01/04/2000 ..................................       1,999
                1,500   Toronto Dominion Holdings USA 5.68%,
                          03/30/2000 ..................................       1,479
                                                                         -----------
                                                                              3,478
                                                                         -----------
  INVESTMENT BANKERS/BROKERS/SERVICES (7.5%)
                2,000   Goldman Sachs Corp. 5.98%, 02/25/2000 .........       1,982
                1,500   Goldman Sachs Corp. 6.08%, 02/29/2000 .........       1,485
                1,500   Merrill Lynch Corp. 6.17%, 02/16/2000 .........       1,488
                2,000   Merrill Lynch, Inc. 5.98%, 01/26/2000 .........       1,992
                                                                         -----------
                                                                              6,947
                                                                         -----------
  OILFIELD SERVICES/EQUIPMENT (1.1%)
                1,000   Halliburton Corp. 6.45%, 01/10/2000 ...........         998
                                                                         -----------
  UTILITIES (3.7%)
                2,000   National Rural Utilities Co-Op Fin. 5.80%,
                          02/14/2000 ..................................       1,985
                1,500   National Rural Utilities Co-Op Fin. 6.02%,
                          03/23/2000 ..................................       1,479
                                                                         -----------
                                                                              3,464
                                                                         -----------
TOTAL COMMERCIAL PAPER (COST $58,193) .................................      58,193
                                                                         -----------
CERTIFICATES OF DEPOSIT (13.4%)
  INTERNATIONAL BANKS (3.8%)
                2,000   Deutsche Bank CD 5.10%, 02/17/2000 ............       2,000
                1,500   Dresdner Bank AG CD 6.25%, 01/05/2000 .........       1,500
                                                                         -----------
                                                                              3,500
                                                                         -----------
  MAJOR BANKS (9.6%)
                2,000   Bank of America NA 5.88%, 01/27/2000 ..........       2,000
                2,000   Chase Manhattan Bank CD 5.83%, 01/19/2000 .....       2,000
                1,500   Chase Manhattan Bank CD 5.85%, 01/20/2000 .....       1,500
                2,000   Fleet CD 6.08%, 02/22/2000 ....................       2,000
                1,500   US Bank CD 6.00%, 01/31/2000 ..................       1,500
                                                                         -----------
                                                                              9,000
                                                                         -----------
  TOTAL CERTIFICATES OF DEPOSIT (COST $12,500).........................      12,500
                                                                         -----------
REPURCHASE AGREEMENT (13.2%)
                12,275   J P Morgan Securities 2.75%, dated 12/31/99,
                             due 1/3/00, to be repurchased at $12,278,
                             collateralized by U.S. Treasury Bonds,
                             11.625%, due 11/15/02, valued at $12,525
                             (Cost $12,275) ...........................      12,275
                                                                         -----------

      The accompanying notes are an intregral part of the financial statements.
                                       3

                 MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                             MONEY MARKET PORTFOLIO

                          STATEMENT OF NET ASSETS (CONT.)
                                DECEMBER 31, 1999

                                                                         AMOUNT
                                                                          (000)
---------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.2%) (COST $90,607)............................     $90,607
                                                                         --------
OTHER ASSETS (3.0%)
  Cash                                                       $   39
  Receivable for Portfolio Shares Sold...................     2,529
  Interest Receivable....................................       263
  Other Assets...........................................         1      $ 2,832
                                                           --------
LIABILITIES (-0.2%)
  Shareholder Reporting Fees Payable.....................       (45)
  Professional Fees Payable..............................       (24)
  Administrative Fees Payable............................       (23)
  Investment Advisory Fees Payable.......................       (17)
  Custodian Fees Payable.................................       (14)
  Other Liabilities......................................       (24)        (147)
                                                           ---------     --------
NET ASSETS (100%)...................................................     $93,292
                                                                         ========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE

  Applicable to 93,295,756 outstanding $0.001 par value
  shares (authorized 1,000,000,000 shares)..........................     $  1.00
                                                                         ========
NET ASSETS CONSIST OF:
Paid in Capital.....................................................     $93,292
                                                                         ========
NET ASSETS..........................................................     $93,292
                                                                         ========
---------------------------------------------------------------------------------

      The accompanying notes are an intregral part of the financial statements.
                                       4

                             MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                         MONEY MARKET PORTFOLIO

                                         STATEMENT OF OPERATIONS
                                            DECEMBER 31, 1999

                                                                                          PERIOD FROM
                                                                                  JANUARY 5, 1999* TO
                                                                                    DECEMBER 31, 1999
                                                                                                (000)
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                                                        $             4,343
                                                                                  -------------------
EXPENSES:
  Investment Advisory Fees                                                                        253
  Less: Fees Waived                                                                              (189)
                                                                                  -------------------
  Net Investment Advisory Fees                                                                     64
  Administrative Fees                                                                             217
  Professional Fees                                                                                65
  Shareholder Reports                                                                              61
  Custodian Fees                                                                                   30
  Filing and Registration Fees                                                                     23
  Directors' Fees and Expenses                                                                      2
  Other                                                                                             1
                                                                                  -------------------
    Net Expenses                                                                                  463
                                                                                  -------------------
NET INVESTMENT INCOME                                                                           3,880
                                                                                  -------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $  3,880
                                                                                  -------------------
                                                                                  -------------------
------------------------------------------------------------------------------------------------------

                                    STATEMENT OF CHANGES IN NET ASSETS

                                                                                          PERIOD FROM
                                                                                  JANUARY 5, 1999* TO
                                                                                    DECEMBER 31, 1999
                                                                                                (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                                           $            3,880
                                                                                  -------------------
DISTRIBUTIONS
  Net Investment Income                                                                        (3,880)
                                                                                  -------------------
CAPITAL SHARE TRANSACTIONS (1):
  Subscribed                                                                                   91,220
  Distributions Reinvested                                                                      3,876
  Redeemed                                                                                     (1,804)
                                                                                  -------------------
  Net Increase in Net Assets Resulting from Capital Share Transactions                         93,292
                                                                                  -------------------
  Total Increase in Net Assets                                                                 93,292
NET ASSETS:
  Beginning of Period                                                                             --
                                                                                  -------------------
  End of Period                                                                   $            93,292
                                                                                  -------------------
                                                                                  -------------------
------------------------------------------------------------------------------------------------------
(1) Capital Share Transactions:
    Shares Subscribed                                                                          91,220
    Shares Issued on Distributions Reinvested                                                   3,880
    Shares Redeemed                                                                            (1,804)
                                                                                  -------------------
    Net Increase in Capital Shares Outstanding                                                (93,296)
                                                                                  -------------------
                                                                                  -------------------
------------------------------------------------------------------------------------------------------

    *Commencement of Operations

      The accompanying notes are an intregral part of the financial statements.
                                       5

                             MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                                         MONEY MARKET PORTFOLIO

                                         FINANCIAL HIGHLIGHTS

                                                                                   PERIOD FROM
                                                                               JANUARY 5, 1999* TO
                                                                                DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $           1.000
INCOME FROM INVESTMENT OPERATIONS                                              -------------------
   Net Investment Income                                                                    0.045
                                                                               -------------------
DISTRIBUTIONS
   Net Investment Income                                                                    (0.045)
                                                                               -------------------
NET ASSET VALUE, END OF PERIOD                                                  $            1.000
                                                                               -------------------
                                                                               -------------------
TOTAL RETURN                                                                                  4.63%
                                                                               -------------------
                                                                               -------------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (000's)                                               $           93,292
Ratio of Expenses to Average Net Assets                                                       0.55%**
Ratio of Net Investment Income to Average Net Assets                                          4.60%**
---------------
Effect of Voluntary Expense Limitation During the Period:
   Per Share Benefit to Net Investment Income                                   $            0.002
Ratios Before Expense Limitation:
   Expenses to Average Net Assets                                                             0.77%**
   Net Investment Income to Average Net Assets                                                4.38%**
-----------------------------------------------------------------------------------------------------

*  Commencement of operations
** Annualized

      The accompanying notes are an intregral part of the financial statements.
                                       6

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                        NOTES TO FINAINCIAL STATEMENTS
                              DECEMBER 31, 1999

Morgan Stanley Dean Witter Universal Funds, Inc., formerly Morgan Stanley Universal Funds, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company. As of December 31, 1999, the Fund was comprised of fifteen separate active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios").

The accompanying financial statements relate to the Money Market Portfolio as at December 31, 1999. The Portfolio's investment objectives are to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments which have an effective maturities of 397 days or less. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Securities owned by the Money Market Portfolio are stated at amortized cost which approximates market value. Other securities and assets for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures established by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The Portfolios of the Fund may enter into repurchase agreements under which the Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Distributions from the Portfolios are recorded on the ex-distribution date.

The amount and character of income and capital gain distributions to be paid by Portfolios of the Fund are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for the character and timing of the recognition of gains or losses on securities.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital. Permanent book and tax differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

B. ADVISER: Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Portfolio with investment advisory services for a fee, paid quarterly, at the annual rate based on average daily net assets as follows:

                                        FROM
                              FIRST     $500         MORE
                              $500   MILLION TO      THAN
PORTFOLIO                   MILLION  $1 BILLION   $1 BILLION
---------                   -------  ----------   ----------
Money Market                  0.30%    0.25%          0.20%

MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolio, if necessary, to

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                     NOTES TO FINAINCIAL STATEMENTS (CONT.)
                              DECEMBER 31, 1999

the extent that the annual operating expenses expressed as a percentage of average daily net assets, exceed the maximum ratio of 0.55%.

C. ADMINISTRATOR: MSDW Investment Management (the "Administrator") also provides the Portfolio with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.25% of the average daily net assets of the Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between the Administrator and Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, CGFSC provides certain administrative services to the Fund. For such services, the Administrator pays CGFSC a portion of the fee the Administrator receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business in certain emerging market countries.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund in accordance with a custodian agreement.

E. OTHER: From time to time, the Portfolio may have shareholders that hold a significant portion of the Portfolio's outstanding shares. Investment activities of these shareholders could have a material impact on those Portfolios.

                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Universal Funds, Inc.--
Money Market Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Universal Funds, Inc.--Money Market Portfolio (the "Portfolio") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period January 5, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

February 11, 2000

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
   Managing Director, Morgan Stanley Dean Witter Investment
   Management Inc. and Morgan Stanley & Co.
   Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer
Pinnacle Trading L.L.C

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.


INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Miller Anderson & Sherrerd, LLP
One Tower Bridge West
Conshohocken, PA 19428-2899

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan
Bank 3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


OFFICERS
Stefanie V. Chang
VICE PRESIDENT

James A. Gallo
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Richard J. Shoch
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Karl O. Hartmann
ASSISTANT SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER

-------------------------------------------------------------------------------

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF THE MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC. WHICH DESCRIBES IN DETAIL EACH INVESTMENT PORTFOLIO'S INVESTMENT POLICIES, FEES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

FOR ADDITIONAL INFORMATION, INCLUDING INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIO, PLEASE VISIT OUR WEBSITE AT www.msdw.com\institutional\investmentmanagement.